                 ----------------------------------------------

                                   PROSPECTUS
                                  MAY 1, 2007
                 ----------------------------------------------

                              ANCHOR SERIES TRUST
                     (Class 1, Class 2 and Class 3 Shares)

             --    Growth and Income Portfolio
             --    Growth Portfolio
             --    Capital Appreciation Portfolio
             --    Natural Resources Portfolio
             --    Asset Allocation Portfolio
             --    Multi-Asset Portfolio
             --    Strategic Multi-Asset Portfolio
             --    Money Market Portfolio
             --    Government and Quality Bond Portfolio

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THESE SECURITIES OR
PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

TRUST HIGHLIGHTS............................................      4
  Q&A.......................................................      4
EXPENSE SUMMARY.............................................     20
ACCOUNT INFORMATION.........................................     22
  Service Fees..............................................     22
  Transaction Policies......................................     22
     Valuation of shares....................................     22
     Buy and sell shares....................................     23
     Execution of requests..................................     23
  Frequent Purchases and Redemptions of Shares..............     23
  Portfolio Holdings........................................     24
  Dividend Policies and Taxes...............................     24
     Distributions..........................................     24
     Distribution Reinvestments.............................     24
     Taxability of a Portfolio..............................     24
MORE INFORMATION ABOUT THE PORTFOLIOS.......................     25
  Investment Selection......................................     25
  Investment Strategies.....................................     25
GLOSSARY....................................................     29
  Investment Terminology....................................     29
     Borrowing for temporary or emergency purposes..........     29
     Credit default swaps...................................     29
     Currency transactions..................................     29
     Defensive investments..................................     29
     Equity securities......................................     29
       Convertible securities...............................     29
       Market capitalization ranges.........................     29
       Warrants.............................................     30
       Rights...............................................     30
     Equity swaps...........................................     30
     Firm commitment agreements and when-issued or delayed
      delivery transactions.................................     30
     Fixed income securities................................     30
       U.S. government securities...........................     30
       Corporate debt instruments...........................     30
       Investment grade fixed income security...............     30
       Junk bond............................................     30
       Pass-through securities..............................     30
       Preferred stocks.....................................     30
       Zero-Coupon Bonds and Deferred Interest Bonds........     30
     Foreign securities.....................................     31
     Forward commitments....................................     31
     Hybrid instruments.....................................     31

     Illiquid/Restricted securities.........................     31
     Interest rate swaps, caps, floors and collars..........     31
     Loan participations and assignments....................     31
     Options and futures....................................     31
     REITs..................................................     31
     Registered investment companies........................     32
     Roll transactions......................................     32
     Short-term investments.................................     32
     Special situation......................................     32
     Total return swaps.....................................     32
  Risk Terminology..........................................     32
     Active trading.........................................     32
     Credit quality.........................................     32
     Currency volatility....................................     32
     Foreign exposure.......................................     32
     Growth stocks..........................................     33
     Hedging................................................     33
     Illiquidity............................................     33
     Interest rate fluctuations.............................     33
     Market volatility......................................     33
     Prepayment.............................................     33
     Natural resources sector...............................     33
     Securities selection...................................     33
     Small and medium sized companies.......................     33
MANAGEMENT..................................................     34
  Information about the Investment Adviser..................     34
  Information about the Subadvisers.........................     34
     Edge Asset Management, Inc. ("EAM") (formerly, WM
      Advisors, Inc.).......................................     34
     Wellington Management Company, LLP ("Wellington
      Management")..........................................     35
  Portfolio Management......................................     35
  Payments in Connection with Distribution..................     40
  Custodian, Transfer and Dividend Paying Agent.............     40
  Legal Proceedings.........................................     41
FINANCIAL HIGHLIGHTS........................................     42
FOR MORE INFORMATION........................................     46

Q&A

"CORE EQUITY SECURITIES" are stocks, primarily of well established companies, diversified by industry and company type that are selected based on their predictable or anticipated earnings growth and best relative value.

A "GROWTH" PHILOSOPHY -- that of investing in securities believed to offer the potential for capital appreciation -- focuses on securities of companies that are considered to have a historical record of an above-average growth rate, significant growth potential, above-average earnings growth or value, the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand.

A "VALUE" PHILOSOPHY -- that of investing in securities believed to be undervalued in the market -- often reflects a contrarian approach in that the potential for superior relative performance is believed to be highest when stocks of fundamentally solid companies are out of favor. The selection criteria is generally calculated to identify stocks of companies with solid financial strength and generous dividend yields that have low price-earnings ratios and have generally been overlooked by the market, or companies undervalued within an industry or market capitalization category.

CAPITAL APPRECIATION/GROWTH is an increase in the market value of securities held.

--------------------------------------------------------------------------------

                                TRUST HIGHLIGHTS
--------------------------------------------------------------------------------

The following questions and answers are designed to give you an overview of Anchor Series Trust (the "Trust") and to provide you with information about the Trust's nine separate investment series ("Portfolios") and their investment goals and principal investment strategies. More detailed investment information is provided in the charts, under "More Information About the Portfolios," beginning on page 25, and the glossary that follows on page 29.

Q:  WHAT ARE THE PORTFOLIOS' INVESTMENT GOALS AND PRINCIPAL INVESTMENT
    STRATEGIES?

A: Each Portfolio operates as a separate mutual fund with its own investment goal and a principal investment strategy for pursuing it. There can be no assurance that any Portfolio will meet its investment goal or that the net return on an investment will exceed what could have been obtained through other investment or savings vehicles. Each investment goal and principal investment strategy may not be changed without shareholder vote. You will receive at least 60 days' notice prior to any change to the 80% investment policies set forth below.


------------------------------------------------------------------------------------------------
                                       EQUITY PORTFOLIOS
------------------------------------------------------------------------------------------------
          PORTFOLIO                  INVESTMENT GOAL          PRINCIPAL INVESTMENT STRATEGY
------------------------------------------------------------------------------------------------
  GROWTH AND INCOME            high current income and        invests primarily (at least
  PORTFOLIO                    long-term capital              65%) in core equity securities
                               appreciation                   that provide the potential for
                                                              growth and offer income, such
                                                              as dividend-paying stocks
------------------------------------------------------------------------------------------------
  GROWTH PORTFOLIO             capital appreciation           invests primarily in core
                                                              equity securities that are
                                                              widely diversified by industry
                                                              and company
------------------------------------------------------------------------------------------------
  CAPITAL APPRECIATION         long-term capital              invests primarily in growth
  PORTFOLIO                    appreciation                   equity securities across a
                                                              wide range of industries and
                                                              companies, using a
                                                              wide-ranging and flexible
                                                              stock picking approach; may be
                                                              concentrated more than other
                                                              Portfolios
------------------------------------------------------------------------------------------------
  NATURAL RESOURCES            total return in excess of      using a value approach,
  PORTFOLIO                    the U.S. rate of inflation     invests primarily in equity
                               as represented by the          securities of U.S. or foreign
                               Consumer Price Index           companies that are expected to
                                                              provide favorable returns in
                                                              periods of rising inflation;
                                                              under normal market
                                                              circumstances, at least 80% of
                                                              net assets are invested in
                                                              securities related to natural
                                                              resources, such as energy,
                                                              metals, mining and forest
                                                              products
------------------------------------------------------------------------------------------------

                                        4                    Anchor Series Trust

ASSET ALLOCATION is a varying combination, depending on market conditions and risk level, of stocks, bonds, money market instruments and other assets.

TOTAL RETURN is a measure of performance which combines all elements of return including income and capital appreciation; it represents the change in value of an investment over a given period expressed as a percentage of the initial investment.

FIXED INCOME PORTFOLIOS typically seek to provide high current income consistent with the preservation of capital by investing in fixed income securities.

INCOME consists of interest payments from bonds or dividends from stocks.

YIELD is the annual dollar income received on an investment expressed as a percentage of the current or average price.

"HIGH-QUALITY" INSTRUMENTS have a very strong capacity to pay interest and repay principal; they reflect the issuers' high creditworthiness and low risk of default.

"NET ASSETS" will take into account borrowing for investment purposes.



------------------------------------------------------------------------------------------------
                                     ALLOCATION PORTFOLIOS
------------------------------------------------------------------------------------------------
          PORTFOLIO                  INVESTMENT GOAL          PRINCIPAL INVESTMENT STRATEGY
------------------------------------------------------------------------------------------------
  ASSET ALLOCATION PORTFOLIO   high total return (including   invests in a diversified
                               income and capital gains)      portfolio that may include
                               consistent with long-term      common stocks and other
                               preservation of capital        securities with common stock
                                                              characteristics, bonds and
                                                              other intermediate and
                                                              long-term fixed income
                                                              securities and money market
                                                              instruments
------------------------------------------------------------------------------------------------
  MULTI-ASSET PORTFOLIO        long-term total investment     actively allocates the
                               return consistent with         Portfolio's assets among
                               moderate investment risk       equity securities, investment
                                                              grade fixed income securities
                                                              and cash with less risk than
                                                              the Strategic Multi-Asset
                                                              Portfolio
------------------------------------------------------------------------------------------------
  STRATEGIC MULTI-ASSET        high long-term total           actively allocates the
  PORTFOLIO                    investment return              Portfolio's assets among
                                                              equity securities of U.S. and
                                                              foreign companies, large,
                                                              medium and small company
                                                              equity securities, global
                                                              fixed income securities
                                                              (including high-yield,
                                                              high-risk bonds) and cash with
                                                              more risk than the Multi-Asset
                                                              Portfolio
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

                                    FIXED INCOME PORTFOLIOS
------------------------------------------------------------------------------------------------
          PORTFOLIO                  INVESTMENT GOAL          PRINCIPAL INVESTMENT STRATEGY
------------------------------------------------------------------------------------------------
  MONEY MARKET PORTFOLIO       current income consistent      invests in a diversified
                               with stability of principal    portfolio of money market
                                                              instruments maturing in 397
                                                              days or less and maintains a
                                                              dollar-weighted average
                                                              portfolio maturity of not more
                                                              than 90 days
------------------------------------------------------------------------------------------------
  GOVERNMENT AND QUALITY       relatively high current        invests, under normal
  BOND PORTFOLIO               income, liquidity and          circumstances, at least 80% of
                               security of principal          net assets in obligations
                                                              issued, guaranteed or insured
                                                              by the U.S. government, its
                                                              agencies or instrumentalities
                                                              and in high quality corporate
                                                              fixed income securities (rated
                                                              AA- or better by Standard &
                                                              Poor's Corporation ("S&P") or
                                                              Aa3 or better by Moody's
                                                              Investor Service, Inc.
                                                              ("Moody's"))
------------------------------------------------------------------------------------------------

                                        5                    Anchor Series Trust

Q:  WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS?

A: The following section describes the principal risks of each Portfolio, while the charts beginning on page 26 describe various additional risks.

    Risks of Investing in Equity Securities

    The GROWTH AND INCOME, GROWTH, CAPITAL APPRECIATION and NATURAL RESOURCES PORTFOLIOS invest primarily in equities. In addition, the ASSET ALLOCATION, MULTI-ASSET and STRATEGIC MULTI-ASSET PORTFOLIOS invest significantly in equities. As with any equity fund, the value of your investment in any of these Portfolios may fluctuate in response to stock market movements. Growth stocks are historically volatile, which will particularly affect the GROWTH AND INCOME, GROWTH and CAPITAL APPRECIATION PORTFOLIOS. In addition, individual stocks selected for any of these Portfolios may underperform the market generally. You should be aware that the performance of different types of equity stocks may perform well under varying market conditions -- for example, "value" stocks may perform well under circumstances in which "growth" stocks in general have fallen, or vice versa.

    Risks of Investing in Bonds

    The GOVERNMENT AND QUALITY BOND PORTFOLIO invests primarily in bonds. In addition, the ASSET ALLOCATION, MULTI-ASSET, AND STRATEGIC MULTI-ASSET PORTFOLIOS invest significantly in bonds. As a result, as with any bond fund, the value of your investment in these Portfolios may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by bond issuers. To the extent a Portfolio is invested in the bond market, movements in the bond market may affect its performance. In addition, individual bonds selected for any of these Portfolios may underperform the market generally.

    Risks of Investing in Junk Bonds

    The ASSET ALLOCATION and STRATEGIC MULTI-ASSET PORTFOLIOS may invest in high yield, high risk bonds commonly known as "junk bonds," which are considered speculative. Junk bonds carry a substantial risk of default or of changes in the issuer's creditworthiness, or they may already be in default. A junk bond's market price may fluctuate more than higher-quality securities and may decline significantly. In addition, it may be more difficult for the Portfolio to dispose of junk bonds or to determine their value. Junk bonds may contain redemption or call provisions that, if exercised during a period of declining interest rates, may force the Portfolio to replace the security with a lower yielding security. If this occurs, it will result in a decreased return for you.

    Risks of Investing in Money Market Securities

    You should be aware that an investment in the MONEY MARKET PORTFOLIO is subject to the risk that the value of its investments in high-quality short-term debt obligations (also known as "money market securities") may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal. You should also be aware that the return on an investment in the MONEY MARKET PORTFOLIO may not be the same as a return on an investment in a money market fund available directly to the public, even where gross yields are equivalent, due to fees at the contract level. Furthermore, although the Portfolio seeks to maintain a stable net asset value of $1.00 per share for purposes of purchases and redemptions, there can be no assurance that the net asset value will not vary.

                                        6                    Anchor Series Trust

    Risks of Investing Internationally

    All of the Portfolios may, and the GROWTH AND INCOME, GROWTH, CAPITAL APPRECIATION, ASSET ALLOCATION, MULTI-ASSET, STRATEGIC MULTI-ASSET and NATURAL RESOURCES PORTFOLIOS will, invest to varying degrees in foreign securities, including in "emerging market" countries. These securities may be denominated in currencies other than U.S. dollars. The MONEY MARKET PORTFOLIO, however, may only invest in U.S. dollar-denominated foreign securities. Foreign investing presents special risks, particularly in certain emerging markets. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

    Risks of Investing in Smaller Companies

    Stocks of smaller companies may be more volatile than, and not as liquid as, those of larger companies. This will particularly affect the GROWTH, CAPITAL APPRECIATION, ASSET ALLOCATION, MULTI-ASSET, STRATEGIC MULTI-ASSET and NATURAL RESOURCES PORTFOLIOS.

    Risks of Investing in Natural Resources

    The NATURAL RESOURCES PORTFOLIO will be subject to certain risks specific to investing in the natural resources industry. Investments in securities related to precious metals and minerals are considered speculative. Prices of precious metals may fluctuate sharply over short time periods due to changes in inflation or expectations regarding inflation in various countries; metal sales by governments, central banks or international agencies; investment speculation; changes in industrial and commercial demand; and governmental prohibitions or restrictions on the private ownership of certain precious metals or minerals.

    In addition, the market price of securities that are tied into the market price of a natural resource will fluctuate on the basis of the natural resource. However, there may not be a perfect correlation between the movements of the asset-based security and the market price of the underlying natural resource. Further, these securities typically bear interest or pay dividends at below market rates, and in certain cases at nominal rates. The Portfolio's investments in natural resources securities exposes it to greater risk than a portfolio less concentrated in a group of related industries.

    Additional Principal Risks

    Shares of the Portfolios are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Portfolio will be able to achieve its investment goals. If the value of the assets of a Portfolio goes down, you could lose money.

Q:  HOW HAVE THE PORTFOLIOS PERFORMED HISTORICALLY?

A: The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Portfolios by showing changes in the Portfolios' performance from calendar year to calendar year and comparing the Portfolios' average annual returns to those of an appropriate market index. Class 1, Class 2 and/or Class 3 shares are not offered in all Portfolios. Fees and expenses incurred at the contract level are not reflected in the bar charts or tables. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Portfolio will perform in the future.

                                        7                    Anchor Series Trust

--------------------------------------------------------------------------------

                          GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                              GROWTH AND INCOME PORTFOLIO
                                                              ---------------------------
1997                                                                     28.76%
1998                                                                     30.16%
1999                                                                     15.88%
2000                                                                     -6.70%
2001                                                                    -11.41%
2002                                                                    -24.31%
2003                                                                     26.18%
2004                                                                      6.21%
2005                                                                      4.75%
2006                                                                     11.21%

During the 10-year period shown in the bar chart, the highest return for a quarter was 20.28% (quarter ended 12/31/98) and the lowest return for a quarter was -17.38% (quarter ended 9/30/02).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE   PAST FIVE   PAST TEN
CALENDAR YEAR ENDED DECEMBER 31, 2006)                          YEAR       YEARS      YEARS
---------------------------------------------------------------------------------------------
 Growth and Income Portfolio Class 1                           11.21%      3.40%       6.61%
---------------------------------------------------------------------------------------------
 S&P 500(R) Index(1)                                           15.79%      6.19%       8.42%
---------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

1 The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

                                        8                    Anchor Series Trust

--------------------------------------------------------------------------------

                                GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                              GROWTH PORTFOLIO
                                                              ----------------
1997                                                                30.41%
1998                                                                28.96%
1999                                                                26.94%
2000                                                                -1.03%
2001                                                               -13.09%
2002                                                               -22.15%
2003                                                                29.94%
2004                                                                10.82%
2005                                                                 7.11%
2006                                                                13.30%

During the 10-year period shown in the bar chart, the highest return for a quarter was 23.93% (quarter ended 12/31/98) and the lowest return for a quarter was -17.43% (quarter ended 9/30/02).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE  PAST ONE   PAST FIVE   PAST TEN       CLASS 2           CLASS 3
CALENDAR YEAR ENDED DECEMBER 31, 2006)     YEAR       YEARS      YEARS     SINCE INCEPTION   SINCE INCEPTION
------------------------------------------------------------------------------------------------------------
 Growth Portfolio Class 1                 13.30%       6.35%      9.59%          N/A                N/A
                  Class 2(1)              13.11%       6.19%       N/A          5.34%               N/A
                  Class 3(1)              12.98%        N/A        N/A           N/A              15.44%
------------------------------------------------------------------------------------------------------------
 Russell 3000(R) Index(2)                 15.72%       7.17%      8.64%         5.87%             16.95%
------------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

1 Inception date for Class 2 shares is July 9, 2001 and for Class 3 shares is September 30, 2002.

2 The Russell 3000(R) Index is an unmanaged, weighted index of the 3,000 largest publicly traded companies by market capitalization in the United States and is broadly representative of the universe of potential securities in which the Portfolio may invest.

                                        9                    Anchor Series Trust

--------------------------------------------------------------------------------

                         CAPITAL APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                              CAPITAL APPRECIATION PORTFOLIO
                                                              ------------------------------
1997                                                                       25.43%
1998                                                                       22.20%
1999                                                                       67.58%
2000                                                                       -7.47%
2001                                                                      -12.61%
2002                                                                      -22.66%
2003                                                                       32.27%
2004                                                                        9.11%
2005                                                                       11.67%
2006                                                                       11.39%

During the 10-year period shown in the bar chart, the highest return for a quarter was 39.01% (quarter ended 12/31/99) and the lowest return for a quarter was -22.41% (quarter ended 9/30/01).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE           PAST ONE   PAST FIVE   PAST TEN       CLASS 2           CLASS 3
CALENDAR YEAR ENDED DECEMBER 31, 2006)              YEAR       YEARS      YEARS     SINCE INCEPTION   SINCE INCEPTION
---------------------------------------------------------------------------------------------------------------------
 Capital Appreciation Portfolio Class 1            11.39%      6.78%      11.17%          N/A                N/A
                                Class 2(1)         11.25%      6.62%        N/A          5.38%               N/A
                                Class 3(1)         11.12%       N/A         N/A           N/A              15.93%
---------------------------------------------------------------------------------------------------------------------
 Russell 3000(R) Growth Index(2)                    9.46%      3.02%       5.34%         2.00%             13.72%
---------------------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

1 Inception date for Class 2 shares is July 9, 2001 and for Class 3 shares is September 30, 2002.

2 The Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000(R) Growth or the Russell 2000(R) Growth Indices.

                                       10                    Anchor Series Trust

--------------------------------------------------------------------------------

                          NATURAL RESOURCES PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                              NATURAL RESOURCES PORTFOLIO
                                                              ---------------------------
1997                                                                     -8.59%
1998                                                                    -17.33%
1999                                                                     41.51%
2000                                                                     19.42%
2001                                                                     -1.01%
2002                                                                      8.33%
2003                                                                     47.77%
2004                                                                     25.01%
2005                                                                     46.13%
2006                                                                     24.93%

During the 10-year period shown in the bar chart, the highest return for a quarter was 25.03% (quarter ended 9/30/05) and the lowest return for a quarter was -17.46% (quarter ended 12/31/97).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE           PAST ONE   PAST FIVE   PAST TEN        CLASS 2             CLASS 3
CALENDAR YEAR ENDED DECEMBER 31, 2006)              YEAR       YEARS      YEARS      SINCE INCEPTION     SINCE INCEPTION
-------------------------------------------------------------------------------------------------------------------------
 Natural Resources Portfolio Class 1               24.93%      29.58%     16.53%            N/A                 N/A
                             Class 2(1)            24.74%      29.40%       N/A           25.96%                N/A
                             Class 3(1)            24.62%        N/A        N/A             N/A               36.18%
-------------------------------------------------------------------------------------------------------------------------
 S&P 500(R) Index(2)                               15.79%       6.19%      8.42%           4.92%              15.99%
-------------------------------------------------------------------------------------------------------------------------
 MSCI/S&P World Metals & Mining(3)                 38.27%      29.16%     11.23%          27.08%              39.96%
-------------------------------------------------------------------------------------------------------------------------
 MSCI/S&P World Oil & Gas(3)                       19.12%      18.63%     14.03%          16.04%              25.67%
-------------------------------------------------------------------------------------------------------------------------
 MSCI/S&P World Energy Equipment & Services(3)     15.09%      18.83%      9.46%          15.44%              30.51%
-------------------------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

1 Inception date for Class 2 shares is July 9, 2001 and for Class 3 shares is September 30, 2002.

2 The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

3 The Morgan Stanley Capital International (MSCI)/S&P World Metals & Mining Index consists of companies conducting business in the following industries: aluminum, diversified metals and mining, gold, precious metals and minerals and steel.

                                       11                    Anchor Series Trust

   The MSCI/S&P World Oil & Gas is comprised of integrated oil companies engaged in the exploration, production, refinement, transportation, distribution, and marketing of oil and gas products.

   The MSCI/S&P World Energy, Equipment & Services is comprised of manufacturers of oil rigs and drilling equipment, and providers of drilling services and manufacturers of equipment for and providers of services to the oil and gas industry, including seismic data collection services.

                                       12                    Anchor Series Trust

--------------------------------------------------------------------------------

                          ASSET ALLOCATION PORTFOLIO*
--------------------------------------------------------------------------------

                                  (CLASS 1)**

                                  (BAR CHART)

                                                              ASSET ALLOCATION PORTFOLIO
                                                              --------------------------
1997                                                                     21.81%
1998                                                                      3.32%
1999                                                                      9.44%
2000                                                                     -0.31%
2001                                                                     -2.85%
2002                                                                     -7.51%
2003                                                                     23.04%
2004                                                                     10.32%
2005                                                                      5.00%
2006                                                                     11.31%

During the period shown in the bar chart, the highest return for a quarter was 11.17% (quarter ended 6/30/03) and the lowest return for a quarter was -8.76% (quarter ended 9/30/98).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE           PAST ONE   PAST FIVE   PAST TEN       CLASS 2           CLASS 3
CALENDAR YEAR ENDED DECEMBER 31, 2006)              YEAR       YEARS      YEARS     SINCE INCEPTION   SINCE INCEPTION
---------------------------------------------------------------------------------------------------------------------
 Asset Allocation Portfolio
                                 Class 1            11.31%      7.97%      6.94%           N/A               N/A
                                 Class 2(1)         11.10%      7.80%       N/A           7.23%              N/A
                                 Class 3(1)         11.01%       N/A        N/A            N/A             12.43%
---------------------------------------------------------------------------------------------------------------------
 S&P 500(R) Index(2)                                15.79%      6.19%      8.42%          4.92%            15.99%
---------------------------------------------------------------------------------------------------------------------
 Lehman Brothers U.S. Aggregate Index(3)             4.33%      5.06%      6.24%          5.38%             3.95%
---------------------------------------------------------------------------------------------------------------------
 Custom Index(4)                                    11.12%      5.98%      7.88%          5.39%            11.19%
---------------------------------------------------------------------------------------------------------------------

 * Performance information shown for periods prior to November 24, 2003 is that of the SunAmerica Series Trust Asset Allocation Portfolio (the "SAST Portfolio") that was reorganized into the Portfolio on November 24, 2003. The SAST Portfolio had the same investment goal and investment strategies and policies as the Portfolio, and was managed by the same portfolio managers.

** Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

 1 Inception date for the SAST Portfolio Class 2 is July 9, 2001 and for Class
   3 is September 30, 2002.

 2 The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

                                       13                    Anchor Series Trust

 3 The Lehman Brothers U.S. Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the U.S. investment grade fixed rate bond market, with index components for government and corporate bonds, mortgage pass-through securities, and asset-backed securities.

 4 The Custom Index consists of 40% Lehman Brothers U.S. Aggregate Index and 60% S&P 500 Index.

                                       14                    Anchor Series Trust

--------------------------------------------------------------------------------

                             MULTI-ASSET PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                              MULTI-ASSET PORTFOLIO
                                                              ---------------------
1997                                                                  21.12%
1998                                                                  24.47%
1999                                                                  12.45%
2000                                                                  -0.57%
2001                                                                  -4.31%
2002                                                                 -12.96%
2003                                                                  16.87%
2004                                                                   4.60%
2005                                                                   3.91%
2006                                                                   7.72%

During the 10-year period shown in the bar chart, the highest return for a quarter was 12.98% (quarter ended 12/31/98) and the lowest return for a quarter was -9.17% (quarter ended 9/30/02).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE   PAST FIVE   PAST TEN
CALENDAR YEAR ENDED DECEMBER 31, 2006)                          YEAR       YEARS      YEARS
---------------------------------------------------------------------------------------------
 Multi-Asset Portfolio Class 1                                   7.72%      3.56%      6.75%
---------------------------------------------------------------------------------------------
 S&P 500(R) Index(1)                                            15.79%      6.19%      8.42%
---------------------------------------------------------------------------------------------
 Lehman Brothers U.S. Aggregate Index(2)                         4.33%      5.06%      6.24%
---------------------------------------------------------------------------------------------
 3-Month T-Bill(3)                                               4.67%      2.35%      3.58%
---------------------------------------------------------------------------------------------
 Custom Index(3)                                                11.13%      5.83%      7.74%
---------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

1 The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market weighted, the index will reflect changes in larger companies more heavily than those in small companies.

2 The Lehman Brothers U.S. Aggregate Index combines several Lehman Brothers indexes which include the government and corporate markets, agency mortgage pass-through securities, and asset-backed securities.

                                       15                    Anchor Series Trust

3 The Custom Index consists of 60% S&P 500(R), 35% Lehman Brothers U.S. Aggregate Index and 5% 3-month T-bill. The Portfolio believes that the Custom Index may be more representative of the market sectors or types of securities in which the Portfolio invests pursuant to its stated investment strategies than any of the individual benchmark indices, in that it includes both equity and fixed income components. The weightings of the components of the Custom Index are intended to approximate the allocation of the Portfolio's assets, but at any given time may not be indicative of the actual allocation of Portfolio assets among market sectors or types of investments.

                                       16                    Anchor Series Trust

--------------------------------------------------------------------------------

                        STRATEGIC MULTI-ASSET PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                              STRATEGIC MULTI-ASSET PORTFOLIO
                                                              -------------------------------
1997                                                                       14.32%
1998                                                                       15.21%
1999                                                                       28.15%
2000                                                                       -5.61%
2001                                                                       -7.36%
2002                                                                      -12.41%
2003                                                                       29.26%
2004                                                                       11.09%
2005                                                                        9.49%
2006                                                                       11.09%

During the 10-year period shown in the bar chart, the highest return for a quarter was 16.65% (quarter ended 12/31/99) and the lowest return for a quarter was -12.97% (quarter ended 9/30/02).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE   PAST FIVE   PAST TEN
CALENDAR YEAR ENDED DECEMBER 31, 2006)                          YEAR       YEARS      YEARS
---------------------------------------------------------------------------------------------
 Strategic Multi-Asset Portfolio Class 1                       11.09%       8.87%      8.48%
---------------------------------------------------------------------------------------------
 MSCI AC World USD Index(1)                                    21.53%      11.31%      8.20%
---------------------------------------------------------------------------------------------
 Citigroup World Gov't Bond Index (equal-weighted)(2)           3.26%       4.30%      6.11%
---------------------------------------------------------------------------------------------
 Custom Index (effective January 1, 2006)(3)                   14.99%       8.94%      7.63%
---------------------------------------------------------------------------------------------
 3-Month T-Bill(3)                                              4.67%       2.35%      3.58%
---------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

1 The MSCI All Country (AC) World USD Index is a free-float adjusted market capitalization index that is designed to measure equity performance in the global developed and emerging markets and in 49 global and developed markets. MSCI uses an arbitrary sampling of stocks and aims to capture 85% of the total market capitalization at both the country and industry levels.

2 The Citigroup World Government Bond Index (U.S.$ hedged, ex-Switzerland) is an equal weighted, total return benchmark designed to cover 20+ investment grade country bond markets. The eleven countries of the European Monetary Union count as one geographic region and, in aggregate, they receive one share of this equal-weighted index.

3 The Custom Index consists of 65% Morgan Stanley Capital International (MSCI) AC World Free USD Index, 30% Citigroup World Government Bond Index (U.S.$ Hedged, equal-weighted) (as described in footnotes 1 and 2, respectively), and 5% 3-month T-bill.

                                       17                    Anchor Series Trust

--------------------------------------------------------------------------------

                             MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                              MONEY MARKET PORTFOLIO
                                                              ----------------------
1997                                                                    5.10%
1998                                                                    5.10%
1999                                                                    4.69%
2000                                                                    5.95%
2001                                                                    3.70%
2002                                                                    1.08%
2003                                                                    0.31%
2004                                                                    0.35%
2005                                                                    2.25%
2006                                                                    4.12%

During the 10-year period shown in the bar chart, the highest return for a quarter was 1.52% (quarter ended 12/31/00) and the lowest return for a quarter was 0.03% (quarter ended 3/31/04).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                        PAST ONE    PAST FIVE    PAST TEN
CALENDAR YEAR ENDED DECEMBER 31, 2006)                           YEAR        YEARS       YEARS
------------------------------------------------------------------------------------------------
 Money Market Portfolio Class 1                                  4.12%       1.61%        3.25%
------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

                                       18                    Anchor Series Trust

--------------------------------------------------------------------------------

                     GOVERNMENT AND QUALITY BOND PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                              GOVERNMENT AND QUALITY BOND PORTFOLIO
                                                              -------------------------------------
1997                                                                           9.53%
1998                                                                           9.18%
1999                                                                          -1.65%
2000                                                                          11.35%
2001                                                                           6.93%
2002                                                                           9.33%
2003                                                                           2.50%
2004                                                                           3.41%
2005                                                                           2.62%
2006                                                                           3.31%

During the 10-year period shown in the bar chart, the highest return for a quarter was 4.68% (quarter ended 9/30/98) and the lowest return for a quarter was -2.25% (quarter ended 6/30/04).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                   PAST ONE   PAST FIVE   PAST TEN        CLASS 2             CLASS 3
CALENDAR YEAR ENDED DECEMBER 31, 2006)                      YEAR       YEARS      YEARS      SINCE INCEPTION     SINCE INCEPTION
---------------------------------------------------------------------------------------------------------------------------------
 Government and Quality Bond Portfolio   Class 1            3.31%      4.20%       5.58%           N/A                 N/A
                                         Class 2(1)         3.15%      4.04%        N/A           4.36%                N/A
                                         Class 3(1)         3.06%       N/A         N/A            N/A                2.83%
---------------------------------------------------------------------------------------------------------------------------------
 Lehman Brothers U.S. Aggregate A or Better Index(2)        4.33%      4.92%       6.19%          5.27%               3.67%
---------------------------------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

1 Inception date for Class 2 shares is July 9, 2001 and for Class 3 shares is September 30, 2002.

2 The Lehman Brothers U.S. Aggregate A or Better Index is a subset of the Lehman Brothers Aggregate Bond Index and indices, government and corporate bonds, agency mortgage pass-through securities, and asset-backed securities. However, the Lehman Brothers U.S. Aggregate A or Better Index excludes BBB bonds.

                                       19                    Anchor Series Trust

--------------------------------------------------------------------------------

                                EXPENSE SUMMARY
--------------------------------------------------------------------------------

The table below describes the fees and expenses you may pay on shares if you remain invested in each Portfolio. Each Portfolio's annual operating expenses do not reflect the separate account fees charged in the Variable Contracts, as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                             GROWTH
                           AND INCOME                                    CAPITAL APPRECIATION
                           PORTFOLIO         GROWTH PORTFOLIO                  PORTFOLIO
                           ----------        ----------------            --------------------
                            Class 1     Class 1   Class 2   Class 3   Class 1   Class 2   Class 3
                            -------     -------   -------   -------   -------   -------   -------
Management Fees..........     0.70%      0.67%     0.67%     0.67%     0.70%     0.70%     0.70%
Service (12b-1) Fees.....     0.00%      0.00%     0.15%     0.25%     0.00%     0.15%     0.25%
Other Expenses...........     0.39%      0.03%     0.03%     0.03%     0.04%     0.04%     0.04%
Total Annual Portfolio
  Operating Expenses.....     1.09%      0.70%     0.85%     0.95%     0.74%     0.89%     0.99%

                                                                          STRATEGIC
                                                           MULTI-ASSET   MULTI-ASSET
                            ASSET ALLOCATION PORTFOLIO      PORTFOLIO     PORTFOLIO
                            --------------------------     -----------   -----------
                           Class 1    Class 2    Class 3     Class 1       Class 1
                           -------    -------    -------     -------       -------
Management Fees..........   0.61%      0.61%      0.61%       1.00%         1.00%
Service (12b-1) Fees.....   0.00%      0.15%      0.25%       0.00%         0.00%
Other Expenses...........   0.05%      0.05%      0.05%       0.17%         0.28%
Total Annual Portfolio
  Operating Expenses.....   0.66%      0.81%      0.91%       1.17%         1.28%

                             MONEY
                            MARKET         GOVERNMENT AND QUALITY                NATURAL RESOURCES
                           PORTFOLIO           BOND PORTFOLIO                        PORTFOLIO
                           ---------       ----------------------                -----------------
                            Class 1    Class 1   Class 2     Class 3       Class 1      Class 2    Class 3
                            -------    -------   -------     -------       -------      -------    -------
Management Fees..........    0.50%      0.55%     0.55%       0.55%         0.75%        0.75%      0.75%
Service (12b-1) Fees.....    0.00%      0.00%     0.15%       0.25%         0.00%        0.15%      0.25%
Other Expenses...........    0.47%      0.05%     0.05%       0.05%         0.06%        0.06%      0.07%
Total Annual Portfolio
  Operating Expenses.....    0.97%      0.60%     0.75%       0.85%         0.81%        0.96%      1.07%

                                       20                    Anchor Series Trust

EXAMPLE

This Example is intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year, reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract Prospectus for information on such charges. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                                                                1         3         5         10
                                                               YEAR     YEARS     YEARS     YEARS
                                                              ------   -------   -------   --------
Growth and Income Portfolio
(Class 1 shares)............................................   $111     $347      $601      $1,329

Growth Portfolio
(Class 1 shares)............................................   $ 72     $224      $390      $  871
(Class 2 shares)............................................     87      271       471       1,049
(Class 3 shares)............................................     97      303       526       1,166

Capital Appreciation Portfolio
(Class 1 shares)............................................   $ 76     $237      $411      $  918
(Class 2 shares)............................................     91      284       493       1,096
(Class 3 shares)............................................    101      315       547       1,213

Natural Resources Portfolio
(Class 1 shares)............................................   $ 83     $259      $450      $1,002
(Class 2 shares)............................................     98      306       531       1,178
(Class 3 shares)............................................    109      340       590       1,306

Asset Allocation Portfolio
(Class 1 shares)............................................   $ 67     $211      $368      $  822
(Class 2 shares)............................................     83      259       450       1,002
(Class 3 shares)............................................     93      290       504       1,120

Multi-Asset Portfolio
(Class 1 shares)............................................   $119     $372      $644      $1,420

Strategic Multi-Asset Portfolio
(Class 1 shares)............................................   $130     $406      $702      $1,545

Money Market Portfolio
(Class 1 shares)............................................   $ 99     $309      $536      $1,190

Government and Quality Bond Portfolio
(Class 1 shares)............................................   $ 61     $192      $335      $  750
(Class 2 shares)............................................     77      240       417         930
(Class 3 shares)............................................     87      271       471       1,049

                                       21                    Anchor Series Trust

--------------------------------------------------------------------------------

                              ACCOUNT INFORMATION
--------------------------------------------------------------------------------

Shares of each Portfolio are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies ("Variable Contracts") offered by life insurance companies affiliated with AIG SunAmerica Asset Management Corp. ("AIG SAAMCo"), the investment adviser and manager, as well as non-affiliated life insurance companies. All shares of the Trust are owned by "Separate Accounts" of the life insurance companies. The term "Manager" as used in this Prospectus means either AIG SAAMCo or the other registered investment advisers that serve as subadvisers to the Trust, as the case may be.

The Trust offers three classes of shares: Class 1, Class 2 and Class 3 shares. This Prospectus offers all three classes of shares. Certain classes of shares are offered only to existing contract owners and are not available to new investors. In addition, not all Portfolios are available to all contract owners.

You should be aware that the Variable Contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the contracts, which accompanies this Prospectus.

The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts through the various life insurance companies. Nevertheless, the Trust's Board of Trustees (the "Board") intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.

SERVICE FEES

Class 2 and Class 3 shares of each Portfolio are subject to a Rule 12b-1 plan that provides for service fees payable at the annual rate of up to 0.15% and 0.25%, respectively, of the average daily net assets of such class of shares. The service fees will be used to compensate the life insurance companies for costs associated with the servicing of either Class 2 or Class 3 shares, including the cost of reimbursing the life insurance companies for expenditures made to financial intermediaries for providing service to contract holders who are the indirect beneficial owners of the Portfolios' Class 2 or Class 3 shares. Because these fees are paid out of each Portfolio's Class 2 or Class 3 assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

TRANSACTION POLICIES

VALUATION OF SHARES. The net asset value per share ("NAV") for each Portfolio and class, other than the MONEY MARKET PORTFOLIO, is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of such class's outstanding shares. The NAV for each Portfolio also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Portfolio. As a result, the value of the Portfolio's shares may change on days when you will not be able to purchase or redeem your shares.

Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Trust's Board, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved by the Board.

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the market price at the close of such exchanges on the day of valuation. If a security's price is available from more than one exchange, a Portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing

                                       22                    Anchor Series Trust
prices may be up to 15 hours old when they are used to price the Portfolio's shares, and the Portfolio may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. A Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. For foreign equity securities, the Trust uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices. Securities held by the MONEY MARKET PORTFOLIO are valued on an amortized cost method which approximates fair market value.

Because Class 2 and Class 3 shares are subject to service fees, while Class 1 shares are not, the net asset value per share of the Class 2 and Class 3 shares will generally be lower than the net asset value per share of the Class 1 shares of each Portfolio.

Certain Portfolios may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of these Portfolios' shares may change on days when the Trust is not open for purchases or redemptions.

BUY AND SELL SHARES. The Separate Accounts buy and sell shares of a Portfolio at NAV, without any sales or other charges. However, as discussed above, Class 2 and Class 3 shares are subject to service fees pursuant to a Rule 12b-1 plan.

EXECUTION OF REQUESTS. The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust, or the insurance company as its authorized agent, before the Trust's close of business (generally, 4:00 p.m., Eastern time), the order will receive that day's closing price. If the order is received after that time, it will receive the next business day's closing price.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.

FREQUENT PURCHASES AND REDEMPTIONS OF SHARES

The Portfolios, which are offered only through Variable Contracts, are intended for long-term investment and not as frequent short-term trading ("market timing") vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not acquire Variable Contracts that relate to shares of the Portfolios. The Board of Trustees has adopted policies and procedures with respect to market timing activity as discussed below.

The Trust believes that market timing activity is not in the best interest of its Portfolios' performance or their participants. Market timing can disrupt the ability of a Manager to invest assets in an orderly, long-term manner, which may have an adverse impact on the performance of the Portfolios. In addition, market timing may increase a Portfolio's expenses through: increased brokerage, transaction and administrative costs; forced and unplanned portfolio turnover; and large asset swings that decrease a Portfolio's ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Portfolio performance.

Since all the Portfolios, except the Money Market Portfolio, may invest significantly in foreign securities and because the Strategic Multi-Asset and Asset Allocation Portfolios may invest in high yield fixed income securities ("junk bonds"), they may be particularly vulnerable to market timing. Market timing in Portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Portfolio's international portfolio securities trade and the time as of which

                                       23                    Anchor Series Trust
the Portfolio's net asset value is calculated. Market timing in Portfolios investing significantly in junk bonds may occur if market prices are not readily available for a Portfolio's junk bond holdings. Market timers may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio's net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Portfolio. One of the objectives of the Trust's fair value pricing procedures is to minimize the possibilities of this type of market timing (see "Transaction Policies -- Valuation of Shares").


Shares of the Portfolios are held through Separate Accounts. The ability of the Trust to monitor transfers made by the participants in Separate Accounts maintained by financial intermediaries is limited by the institutional nature of these omnibus accounts. The Board's policy is that the Portfolios must rely on the Separate Account to both monitor market timing within a Portfolio and attempt to prevent it through their own policies and procedures. The Trust has entered into agreements with the Separate Accounts that require the Separate Accounts to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. In situations in which the Trust becomes aware of possible market timing activity, it will notify the Separate Account in order to help facilitate the enforcement of such entity's market timing policies and procedures. There is no guarantee that the Trust will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not the Trust detects it, if market timing activity occurs, then you should anticipate that you will be subject to the disruptions and increased expenses discussed above. The Trust reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from insurance company separate accounts, whether directly or by transfer, including orders that have been accepted by a financial intermediary, that the Trust determines not to be in the best interest of the Portfolios. Such rejections or refusals will be applied uniformly without exception.


Any restrictions or limitations imposed by the Separate Accounts may differ from those imposed by the Trust. Please review your Variable Contract prospectus for more information regarding the insurance company's market timing policies and procedures, including any restrictions or limitations that the Separate Account may impose with respect to trades made through a Variable Contract.

Please refer to the documents pertaining to your Variable Contract prospectus on how to direct investments in or redemptions from (including making transfers into or out of) the Portfolios and any fees that may apply.

PORTFOLIO HOLDINGS

The Trust's policies and procedures with respect to the disclosure of the Portfolios' securities are described in the Statement of Additional Information.

DIVIDEND POLICIES AND TAXES

DISTRIBUTIONS. Each Portfolio, except for the Money Market Portfolio, annually declares and distributes substantially all of its net investment income in the form of dividends. The Money Market Portfolio declares daily and distributes monthly, substantially all of its net investment income in the form of dividends. Distributions from net realized gains, if any, are paid annually for all Portfolios.

Each of the Portfolios reserves the right to declare and pay dividends less frequently than as disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually.

DISTRIBUTION REINVESTMENTS. The dividends and distributions, if any, will be automatically reinvested in additional shares of the same Portfolio on which they were paid.

The per share dividends on Class 2 and Class 3 shares will generally be lower than the per share dividends on Class 1 shares of the same Portfolio as a result of the fact that Class 2 and Class 3 shares are subject to service fees, while Class 1 shares are not.

TAXABILITY OF A PORTFOLIO. Each Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as each Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.

                                       24                    Anchor Series Trust

--------------------------------------------------------------------------------

                     MORE INFORMATION ABOUT THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT SELECTION

Each Portfolio, other than the Asset Allocation, Multi-Asset, Strategic Multi-Asset and Government and Quality Bond Portfolios, buys and sells securities based on bottom-up investment analysis and individual security selection, with an aim to uncover opportunities with potential for price appreciation. A bottom-up investment approach searches for outstanding performance of individual stocks before considering the impact of economic or industry trends. Each Portfolio is managed using a proprietary fundamental analysis in order to select securities which are deemed to be consistent with the Portfolio's investment objective and are priced attractively. Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. Securities are sold when the investment has achieved its intended purpose, or because it is no longer considered attractive.

The Asset Allocation, Multi-Asset, Strategic Multi-Asset, Government and Quality Bond and Money Market Portfolios employ both a bottom-up and a top-down analysis in its investment approach. On an individual security basis, a Portfolio buys and sells securities based on bottom up investment analysis, with an aim to uncover opportunities with potential for price appreciation. A bottom-up investment approach searches for outstanding performance of individual stocks before considering the impact of economic or industry trends. Each Portfolio is managed using a proprietary fundamental analysis in order to select securities which are deemed to be consistent with the Portfolio's investment objective and are priced attractively. Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. Securities are sold when the investment has achieved its intended purpose, or because it is no longer considered attractive. In addition, each Portfolio is managed using a proprietary top-down macro analysis for asset allocation among its different asset classes, countries, sectors and styles. Top-down macro analysis involves the assessment of such factors as trends in economic growth, inflation and the capital market environment.

INVESTMENT STRATEGIES

Each Portfolio has its own investment goal and principal investment strategy for pursuing as described in the charts beginning on page 4. The charts provided below summarize information about each Portfolio's investments. We have included a glossary to define the investment and risk terminology used in the charts and throughout this Prospectus. Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase under normal market conditions. You should consider your ability to assume the risks involved before investing in a Portfolio through one of the Variable Contracts.

                                       25                    Anchor Series Trust


-----------------------------------------------------------------------------------------------------------------------
                                                   EQUITY PORTFOLIOS
-----------------------------------------------------------------------------------------------------------------------
                       GROWTH AND INCOME             GROWTH           CAPITAL APPRECIATION     NATURAL RESOURCES
-----------------------------------------------------------------------------------------------------------------------
 What are the        - Equity securities:    - Equity securities:    - Equity securities:    - Equity securities:
 Portfolio's           - large-cap stocks      - large-cap stocks      - large-cap stocks      - large-cap stocks
 principal             - mid-cap stocks        - mid-cap stocks        - mid-cap stocks        - mid-cap stocks
 investments?                                  - small-cap stocks      - small-cap stocks      - small-cap stocks
                                                                                               - foreign equity
                                                                                                 securities
                                                                                                 including ADRs,
                                                                                                 EDRs, or GDRs
-----------------------------------------------------------------------------------------------------------------------
 What other types    - Equity securities:    - Equity securities:    - Equity securities:    - Equity securities:
 of investments or     - foreign equity        - foreign equity        - foreign equity        - rights
 strategies may the      securities              securities              securities            - warrants
 Portfolio use to a      including ADRs,         including ADRs,         including ADRs,     - Fixed income
 significant             EDRs or GDRs (up        EDRs or GDRs (up        EDRs or GDRs (up      securities:
 extent?                 to 20%)                 to 25%)                 to 30%)               - preferred stocks
                       - convertible
                         securities (up to
                         20% in below
                         investment grade
                         convertible
                         securities)
                       - small-cap stocks
                     - Fixed income
                       securities (up to
                       35% of total assets
                       including short-
                       term investments)
                       - U.S. government
                         securities
                       - asset-backed and
                         mortgage-backed
                         securities
                       - high quality
                         foreign government
                         bonds
                       - investment grade
                         corporate bonds
                     - Short-term
                       investments
-----------------------------------------------------------------------------------------------------------------------
 What other types    - Currency              - Currency              - Currency              - Borrowing for
 of investments may    transactions            transactions            transactions            temporary or
 the Portfolio use   - Borrowing for         - Borrowing for         - Borrowing for           emergency purposes
 as part of            temporary or            temporary or            temporary or            (up to 20%)
 efficient             emergency purposes      emergency purposes      emergency purposes    - Currency
 portfolio             (up to 10%)             (up to 10%)             (up to 10%)             transactions
 management or to    - Illiquid securities   - Illiquid securities   - Illiquid securities   - Options and futures
 enhance return?       (up to 10%)             (up to 10%)             (up to 10%)           - Forward commitments
                     - Forward commitments   - Forward commitments   - Forward commitments   - Defensive
                     - When-issued/delayed   - When-issued/delayed   - When-issued/delayed     investments
                       delivery                delivery                delivery              - Illiquid securities
                       transactions            transactions            transactions            (up to 10%)
                     - Defensive             - Defensive             - Defensive             - When-issued/delayed
                       investments             investments             investments             delivery
                     - Special situations    - Special situations    - Special situations      transactions
                     - Options and futures   - Options and futures   - Options and futures   - Special situations
                     - Rights and warrants   - Rights and warrants   - Rights and warrants   - REITs
                                             - Convertible           - Convertible
                                               securities (up to       securities (up to
                                               20%)                    20%)
-----------------------------------------------------------------------------------------------------------------------
 What risks          - Market volatility     - Market volatility     - Market volatility     - Foreign exposure
 normally affect     - Securities selection  - Securities selection  - Securities selection  - Emerging markets
 the Portfolio?      - Active trading        - Small and medium      - Growth stocks         - Market volatility
                     - Hedging                 sized companies       - Small and medium      - Small and medium
                     - Growth stocks         - Active trading          sized companies         sized companies
                     - Interest rate         - Hedging               - Active trading        - Natural resources
                       fluctuations          - Growth stocks         - Hedging                 sector
                     - Currency volatility   - Foreign exposure      - Currency volatility   - Securities selection
                     - Foreign exposure      - Currency volatility   - Foreign exposure      - Active trading
                     - Prepayment                                                            - Hedging
                                                                                             - Currency volatility
-----------------------------------------------------------------------------------------------------------------------

                                       26                    Anchor Series Trust


-----------------------------------------------------------------------------------------------------------------------
                                              ASSET ALLOCATION PORTFOLIOS
-----------------------------------------------------------------------------------------------------------------------
                                   ASSET ALLOCATION                MULTI-ASSET                   STRATEGIC
                                                                                                MULTI-ASSET
-----------------------------------------------------------------------------------------------------------------------
 What are the Portfolio's     - Equity securities:         - Equity securities:         - Equity securities:
 principal investments?         - common stocks              - large-cap stocks           - large-cap stocks
                                - convertible securities     - mid-cap stocks             - mid-cap stocks
                                - warrants                   - convertible securities     - small-cap stocks
                                - rights                   - Fixed income securities:     - foreign equity
                              - Fixed income securities:     - U.S. government              securities including
                                - U.S. government              securities                   ADRs, EDRs or GDRs
                                  securities                 - asset-backed and           - convertible securities
                                - investment grade             mortgage-backed          - Fixed-income securities:
                                  corporate bonds              securities                 - U.S. government
                                - preferred stocks           - investment grade fixed       securities
                                - junk bonds (up to 25%        income securities          - foreign fixed income
                                  of fixed income            - non-convertible              securities
                                  investments)                 preferred stocks           - asset backed and
                                - senior securities        - Short-term investments         mortgage backed
                                - pass-through securities                                   securities
                              - REITs                                                     - corporate bonds
                              - Registered investment                                     - preferred stocks
                                companies                                               - Short-term investments
                              - Foreign securities
-----------------------------------------------------------------------------------------------------------------------
 What other types of          - Equity securities:         - Equity securities:         - Equity securities:
 investments or strategies      - small-cap stocks           - rights                     - rights
 may the Portfolio use to a     - medium-cap stocks          - warrants                   - warrants
 significant extent?            - convertible securities     - small-cap stocks         - Fixed-income securities:
                              - Foreign securities:        - Fixed income securities:     - junk bonds (up to 20%)
                                - ADRs, GDRs and EDRs        - zero coupon bonds        - Currency transactions
                                - emerging markets         - Foreign securities
                              - Equity swaps               - Credit default swaps (up
                              - Currency transactions        to 5%)
                              - Futures                    - Interest rate swaps,
                              - Forward commitments          caps, floors and collars
                              - Mortgage dollar rolls        (up to 10%)
                              - Deferred interest bonds    - Total return swaps (up to
                              - Illiquid securities (up      10%)
                                to 15%)
-----------------------------------------------------------------------------------------------------------------------
 What other types of          - Options and futures        - Borrowing for temporary    - Borrowing for temporary
 investments may the          - Short-term investments       or emergency purposes (up    or emergency purposes (up
 Portfolio use as part of     - Firm commitment              to 10%)                      to 10%)
 efficient portfolio            agreements                 - Options and futures        - Options and futures
 management or to enhance     - When-issued and delayed-   - Forward commitments        - Forward commitments
 return?                        delivery transactions      - Defensive investments      - Defensive investments
                              - Zero coupon bonds          - Special situations         - Special situations
                              - Interest rate swaps,       - Illiquid securities (up    - Illiquid securities (up
                                caps, floors and collars     to 10%)                      to 10%)
                              - Loan participations and    - When-issued/delayed        - When-issued/delayed
                                assignments                  delivery transactions        delivery transactions
                              - Defensive investments                                   - Emerging markets
                              - Borrowing for temporary
                                or emergency purposes (up
                                to 33 1/3%)
                              - Hybrid instruments (up to
                                10%)
-----------------------------------------------------------------------------------------------------------------------

                                       27                    Anchor Series Trust


-----------------------------------------------------------------------------------------------------------------------
                                              ASSET ALLOCATION PORTFOLIOS
-----------------------------------------------------------------------------------------------------------------------
                                   ASSET ALLOCATION                MULTI-ASSET                   STRATEGIC
                                                                                                MULTI-ASSET
-----------------------------------------------------------------------------------------------------------------------
 What risks normally affect   - Market volatility          - Market volatility          - Market volatility
 the Portfolio?               - Securities selection       - Securities selection       - Securities selection
                              - Interest rate              - Interest rate              - Growth stocks
                                fluctuations                 fluctuations               - Small and medium sized
                              - Credit quality             - Hedging                      companies
                              - Currency volatility        - Active trading             - Interest rate
                              - Foreign exposure           - Prepayment                   fluctuations
                              - Derivatives                - Foreign exposure           - Hedging
                              - Hedging                                                 - Active trading
                              - Growth stocks                                           - Credit quality
                              - Prepayment                                              - Foreign exposure
                              - Illiquidity                                             - Currency volatility
                              - Active trading                                          - Prepayment
                              - Prepayment
                              - Small and medium sized
                                companies
-----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                               FIXED INCOME PORTFOLIOS
----------------------------------------------------------------------------------------------------------------------
                                      MONEY MARKET                                  GOVERNMENT AND
                                                                                     QUALITY BOND
----------------------------------------------------------------------------------------------------------------------
 What are the         - Short-term investments                       - Fixed income securities:
 Portfolio's            - U.S. and foreign                             - U.S. government securities
 principal                                                             - high quality corporate bonds
 investments?                                                          - mortgage backed and asset backed
                                                                         securities
----------------------------------------------------------------------------------------------------------------------
 What other types of  N/A                                            - Fixed-income securities:
 investments or                                                        - corporate bonds rated as low as "A-" (up
 strategies may the                                                      to 20%)
 Portfolio use to a                                                    - foreign fixed income securities (U.S.
 significant extent?                                                     dollar denominated)
                                                                     - Credit default swaps (up to 5%)
                                                                     - Interest rate swaps, caps, floors and
                                                                       collars (up to 10%)
                                                                     - Total return swaps (up to 10%)
----------------------------------------------------------------------------------------------------------------------
 What other types of  - Borrowing for temporary or emergency         - Borrowing for temporary or emergency
 investments may the    purposes (up to 10%)                           purposes (up to 10%)
 Portfolio use as     - Illiquid securities (up to 10%)              - Illiquid securities (up to 10%)
 part of efficient    - Forward commitments                          - Forward commitments
 portfolio            - When-issued/delayed delivery transactions    - When-issued/delayed delivery transactions
 management or to                                                    - Defensive investments
 enhance return?                                                     - Zero coupon bonds
                                                                     - Currency transactions
                                                                     - Futures
                                                                     - Special situations
                                                                     - Rights and warrants
----------------------------------------------------------------------------------------------------------------------
 What risks normally  - Securities selection                         - Market volatility
 affect the           - Interest rate fluctuations                   - Securities selection
 Portfolio?           - Active trading                               - Interest rate fluctuations
                                                                     - Active trading
                                                                     - Hedging
                                                                     - Credit quality
                                                                     - Prepayment
----------------------------------------------------------------------------------------------------------------------

                                       28                    Anchor Series Trust

--------------------------------------------------------------------------------

                                    GLOSSARY
--------------------------------------------------------------------------------

INVESTMENT TERMINOLOGY

BORROWING FOR TEMPORARY OR EMERGENCY PURPOSES involves the borrowing of cash or securities by a Portfolio in limited circumstances, including to meet redemptions. Borrowing will cost a Portfolio interest expense and other fees. Borrowing may exaggerate changes in a Portfolio's net asset value and the cost may reduce a Portfolio's return.

CREDIT DEFAULT SWAPS involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit default swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party upon the occurrence of specified credit events.

CURRENCY TRANSACTIONS include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates or to enhance return.

DEFENSIVE INVESTMENTS include high quality fixed income securities, repurchase agreements and other money market instruments. A Portfolio may make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.

EQUITY SECURITIES, such as COMMON STOCKS, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as CONVERTIBLE PREFERRED STOCK, CONVERTIBLE BONDS, WARRANTS and RIGHTS, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

     - CONVERTIBLE SECURITIES are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

     - MARKET CAPITALIZATION RANGES. Companies are classified as large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding securities of the company at the time of purchase. LARGE-CAP COMPANIES will generally include companies whose market capitalizations, at the time of purchase, are equal to or greater than the smallest company in the Russell 1000(R) Index during the most recent 12-month period. During the 12-month period ending December 31, 2006, the smallest company in the Russell 1000(R) Index during the most recent 12-months had a market-cap of $265 million. MID-CAP COMPANIES will generally include companies whose market capitalizations, at the time of purchase, range from the smallest company included in the Russell Midcap Index to the largest company in the Russell Midcap Index during the most recent 12-month period. During the 12-month period ending December 31, 2006, the smallest company in the Russell Midcap Index had a market-cap of $265 million and the largest company in the Russell Midcap Index had a market-cap of $27.2 billion. SMALL-CAP COMPANIES will generally include companies whose market capitalizations, at the time of purchase, are equal to or less than the largest company in the Russell 2000(R) Index during the most recent 12-month period. During the 12-month period ending December 31, 2006, the largest company in the Russell 2000 index had a market-cap of $6.2 billion.

       Due to fluctuations in market conditions, there may be some overlap among capitalization categories. The market capitalization of companies within any Portfolio's investments may change over time; however, a Portfolio will not sell a stock just because a company has grown to a market capitalization outside the appropriate range. The Portfolios may, on occasion, purchase companies with a market capitalization above or below the range.

                                       29                    Anchor Series Trust

     - WARRANTS are rights to buy common stock of a company at a specified price during the life of the warrant.

     - RIGHTS represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

EQUITY SWAPS allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

FIRM COMMITMENT AGREEMENTS and WHEN-ISSUED or DELAYED-DELIVERY TRANSACTIONS call for the purchase or sale of securities at an agreed-upon price on a specified future date. At the time of delivery of the securities, the value may be more or less than the purchase price.

FIXED INCOME SECURITIES are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. Investments in fixed income securities include:

     - U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

     - CORPORATE DEBT INSTRUMENTS (bonds, notes and debentures) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

     - An INVESTMENT GRADE FIXED INCOME SECURITY is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by the Adviser or Subadviser). The two best-known debt rating agencies are S&P and Moody's Investors Service, Inc. (Moody's). INVESTMENT GRADE refers to any security rated "BBB" or above by S&P or "Baa" or above by Moody's.

     - A JUNK BOND is a high yield, high risk bond that does not meet the credit quality standards of an investment grade security.

     - PASS-THROUGH SECURITIES involve various debt obligations that are backed by a pool of mortgages or other assets. Principal and interest payments made on the underlying asset pools are typically passed through to investors. Types of pass-through securities include MORTGAGE-BACKED SECURITIES, collateralized mortgage obligations, commercial mortgage-backed securities, and ASSET-BACKED SECURITIES.

     - PREFERRED STOCKS receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.

     - ZERO-COUPON BONDS and DEFERRED INTEREST BONDS are debt obligations issued or purchased at a significant discount from face value. Certain zero coupon bonds (DISCOUNT BONDS) also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date.

                                       30                    Anchor Series Trust

FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies (PFICs), American Depositary Receipts
(ADRs) or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). An EMERGING MARKET country is generally one with a low or middle income economy or that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by Adviser or Subadviser.

FORWARD COMMITMENTS are contracts to purchase or sell securities at a fixed price with delivery and cash settlement to occur at a future date beyond normal settlement time. At the time that a Portfolio enters into a forward commitment to sell a security, the Portfolio may not hold that security. A Portfolio may also dispose of or renegotiate a commitment prior to settlement. At settlement, the value of the securities may be more or less than the purchase price.

HYBRID INSTRUMENTS, such as INDEXED STRUCTURED SECURITIES (i.e., Standard and Poor's Depositary receipts (SPDRs) and iShares(SM)) and other EXCHANGE TRADED FUNDS (ETFs), can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero.

ILLIQUID/RESTRICTED SECURITIES are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

INTEREST RATE SWAPS, CAPS, FLOORS AND COLLARS. Interest rate swaps involve the exchange by the Portfolio with another party of its respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

LOAN PARTICIPATIONS AND ASSIGNMENTS are investments in which a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

OPTIONS AND FUTURES are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index. An option gives its owner the right, but not the obligation, to buy ("call") or sell ("put") a specified amount of a security at a specified price within a specified time period. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price.

REITs (real estate investment trusts) are trusts that invest primarily in commercial real estate or real estate related loans. The value of an interest in a REIT may be affected by the value and the cash flows of the properties owned or the quality of the mortgages held by the REIT.

                                       31                    Anchor Series Trust

REGISTERED INVESTMENT COMPANIES are investments by a Portfolio in other investment companies which are registered in accordance with the federal securities laws.

ROLL TRANSACTIONS involve the sale of mortgage or other asset-backed securities ("roll securities") with the commitment to purchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date.

SHORT-TERM INVESTMENTS include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities may provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses without having to sell other portfolio securities.

A SPECIAL SITUATION arises when, in the opinion of the Subadviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

TOTAL RETURN SWAPS are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component.

RISK TERMINOLOGY

ACTIVE TRADING: A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Portfolio. In addition, because a Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section we provide each Portfolio's portfolio turnover rate for each of the last five fiscal years.

CREDIT QUALITY: The creditworthiness of the issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue JUNK BONDS. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

CURRENCY VOLATILITY: The value of a Portfolio's foreign investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio's non-U.S. dollar denominated securities.

FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an EMERGING MARKET. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

                                       32                    Anchor Series Trust

GROWTH STOCKS: Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

HEDGING: Hedging is a strategy in which a Portfolio uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the derivative will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. An improper hedge could also reduce gains or cause losses.

ILLIQUIDITY: There may not be a market for certain securities making it difficult or impossible to sell at the time and the price that the seller would like.

INTEREST RATE FLUCTUATIONS: The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

MARKET VOLATILITY: The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Portfolio's portfolio.

PREPAYMENT: Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other pass-through securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates a Portfolio may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by the Portfolio may exhibit price characteristics of longer-term debt securities.

NATURAL RESOURCES SECTOR: The value of equity investments in the natural resources sector will fluctuate based on a number of factors, including: market conditions generally; the market for the particular natural resource in which the issuer is involved; events of nature; and international politics.

SECURITIES SELECTION: A strategy used by a Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

SMALL AND MEDIUM SIZED COMPANIES: Companies with smaller market capitalizations tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are also usually more volatile and entail greater risks than securities of large companies.

                                       33                    Anchor Series Trust

--------------------------------------------------------------------------------

                                   MANAGEMENT
--------------------------------------------------------------------------------

INFORMATION ABOUT THE INVESTMENT ADVISER

AIG SUNAMERICA ASSET MANAGEMENT CORP. ("AIG SAAMCo") serves as investment adviser and manager for all the Portfolios of the Trust. AIG SAAMCo oversees the Subadvisers, provides various administrative services and supervises the daily business affairs of each Portfolio. AIG SAAMCo, located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992, is a corporation organized under the laws of the state of Delaware, and managed, advised or administered assets in excess of $52.5 billion as of December 31, 2006. In addition to serving as investment adviser and manager to the Trust, AIG SAAMCo serves as adviser, manager and/or administrator for AIG Series Trust, Inc., AIG SunAmerica Focused Alpha Growth Fund, Inc., AIG SunAmerica Focused Alpha Large Cap Fund, Inc., Seasons Series Trust, SunAmerica Focused Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Series Trust, SunAmerica Senior Floating Rate Fund, Inc., VALIC Company I and VALIC Company II.

A discussion regarding the basis for the Board of Trustees approval of the Trust's investment advisory agreement and the subadvisory agreements between AIG SAAMCo and the Subadvisers is available in the Trust's 2006 Annual Report to shareholders, which is available upon request.

AIG SAAMCo has received an exemptive order from the Securities and Exchange Commission that permits AIG SAAMCo, subject to certain conditions, to enter into agreements relating to the Asset Allocation Portfolio with Subadvisers approved by the Board of Trustees without obtaining shareholder approval. The exemptive order also permits AIG SAAMCo, subject to the approval of the Board but without shareholder approval, to employ new Subadvisers for the Asset Allocation Portfolio, change the terms of particular agreements with such Subadvisers or continue the employment of existing Subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any Subadviser changes. Shareholders of the Asset Allocation Portfolio have the right to terminate an agreement with a Subadviser for that Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio.

For the fiscal year ended December 31, 2006, each Portfolio paid AIG SAAMCo a fee equal to the following percentage of average daily net assets:

                         PORTFOLIO                            FEE
                         ---------                            ----
Growth and Income Portfolio.................................  0.70%
Growth Portfolio............................................  0.67%
Capital Appreciation Portfolio..............................  0.70%
Natural Resources Portfolio.................................  0.75%
Asset Allocation Portfolio..................................  0.61%
Multi-Asset Portfolio.......................................  1.00%
Strategic Multi-Asset Portfolio.............................  1.00%
Money Market Portfolio......................................  0.50%
Government and Quality Bond Portfolio.......................  0.55%

INFORMATION ABOUT THE SUBADVISERS

EDGE ASSET MANAGEMENT, INC. ("EAM") (formerly, WM Advisors, Inc.) is a Washington corporation. EAM is located at 1201 Third Avenue, 8th Floor, Seattle, WA 98101. EAM is an investment adviser registered with the SEC under the Investment Advisers Act of 1940 and provides investment advisory services to registered investment companies and separately managed accounts. As of December 31, 2006, EAM had over $27.8 billion in assets under management.

                                       34                    Anchor Series Trust

WELLINGTON MANAGEMENT COMPANY, LLP ("Wellington Management") is a Massachusetts limited liability partnership. The principal business address of Wellington Management is 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. As of December 31, 2006, Wellington Management managed approximately $575 billion of client assets in a broad range of investment styles for mutual fund sponsors and other institutional investors.

AIG SAAMCo compensates the Subadvisers out of the advisory fees that it receives from the respective Portfolios, AIG SAAMCo may terminate its agreements with either Subadviser without shareholder approval.

PORTFOLIO MANAGEMENT

The investment manager(s) and/or management team(s) that have primary responsibility for the day-to-day management of the Portfolios are set forth below in the following table. Unless otherwise noted, a management team's members share responsibility in making investment decisions on behalf of a Portfolio and no team member is limited in his/her role with respect to the management team.

The Statement of Additional Information provides information regarding the portfolio managers listed below, including other accounts they manage, their ownership interest in the Portfolio(s), and the structure and method used by the Subadvisers to determine their compensation.


------------------------------------------------------------------------------------------------------------------
                                                    NAME AND TITLE OF
       PORTFOLIO             SUBADVISER             PORTFOLIO MANAGER                     EXPERIENCE
                                                 (AND/OR MANAGEMENT TEAM)
------------------------------------------------------------------------------------------------------------------
 GROWTH AND INCOME         Wellington       - Matthew E. Megargel, CFA           Mr. Megargel has served as
 PORTFOLIO                 Management         Senior Vice President and          portfolio manager for the
                                              Equity Portfolio Manager           Portfolio since 1998. Mr.
                                                                                 Megargel joined Wellington
                                                                                 Management as an investment
                                                                                 professional in 1983. Mr.
                                                                                 Megargel also manages the
                                                                                 Growth Portfolio and the
                                                                                 Multi-Asset Portfolio.
                                            ----------------------------------------------------------------------
                                            - Jeffrey L. Kripke                  Mr. Kripke has served as
                                              Vice President and                 portfolio manager for the
                                              Equity Portfolio Manager           Portfolio since 2001. Mr.
                                                                                 Kripke joined Wellington
                                                                                 Management as an investment
                                                                                 professional in 2001. Mr.
                                                                                 Kripke also manages the
                                                                                 Growth Portfolio and Multi-
                                                                                 Asset Portfolio.
                                            ----------------------------------------------------------------------
                                            - Francis J. Boggan, CFA             Mr. Boggan has served as
                                              Senior Vice President and          portfolio manager for the
                                              Equity Portfolio Manager           Portfolio since December
                                                                                 2006. Mr. Boggan joined
                                                                                 Wellington Management as an
                                                                                 investment professional in
                                                                                 2001. Mr. Boggan also manages
                                                                                 the Growth and Income
                                                                                 Portfolio and Multi-Asset
                                                                                 Portfolio.
------------------------------------------------------------------------------------------------------------------

                                       35                    Anchor Series Trust

------------------------------------------------------------------------------------------------------------------
                                                    NAME AND TITLE OF
       PORTFOLIO             SUBADVISER             PORTFOLIO MANAGER                     EXPERIENCE
                                                 (AND/OR MANAGEMENT TEAM)
------------------------------------------------------------------------------------------------------------------
 GROWTH PORTFOLIO          Wellington       - Matthew E. Megargel, CFA           Mr. Megargel has served as
                           Management         Senior Vice President and          portfolio manager for the
                                              Equity Portfolio Manager           Portfolio since 1995. Mr.
                                                                                 Megargel joined Wellington
                                                                                 Management as an investment
                                                                                 professional in 1983. Mr.
                                                                                 Megargel also manages the
                                                                                 Multi-Asset Portfolio and
                                                                                 Growth and Income Portfolio.
                                            ----------------------------------------------------------------------
                                            - Jeffrey L. Kripke                  Mr. Kripke has served as
                                              Vice President and                 portfolio manager for the
                                              Equity Portfolio Manager           Portfolio since 2001. Mr.
                                                                                 Kripke joined Wellington
                                                                                 Management as an investment
                                                                                 professional in 2001. Mr.
                                                                                 Kripke also manages the
                                                                                 Growth and Income Portfolio
                                                                                 and Multi-Asset Portfolio.
                                            ----------------------------------------------------------------------
                                            - Francis J. Boggan, CFA             Mr. Boggan has served as
                                              Senior Vice President and          portfolio manager for the
                                              Equity Portfolio Manager           Portfolio since 2001. Mr.
                                                                                 Boggan joined Wellington
                                                                                 Management as an investment
                                                                                 professional in 2001. Mr.
                                                                                 Boggan also manages the
                                                                                 Growth and Income Portfolio
                                                                                 and Multi-Asset Portfolio.
--------------------------------------------------------------------------------------------------------------
 CAPITAL APPRECIATION      Wellington       - Stephen C. Mortimer                Mr. Mortimer has served as
 PORTFOLIO                 Management         Vice President and                 portfolio manager for the
                                              Equity Portfolio Manager           Portfolio since March 30,
                                                                                 2006. Mr. Mortimer joined
                                                                                 Wellington Management as an
                                                                                 investment professional in
                                                                                 2001. Mr. Mortimer also
                                                                                 manages the Strategic
                                                                                 Multi-Asset Portfolio.
------------------------------------------------------------------------------------------------------------------
 NATURAL RESOURCES         Wellington       - James A. Bevilacqua                Prior to becoming portfolio
 PORTFOLIO                 Management         Senior Vice President and          manager in 2003, Mr.
                                              Equity Portfolio Manager           Bevilacqua was the assistant
                                                                                 portfolio manager of the
                                                                                 Portfolio from 1998-2002. Mr.
                                                                                 Bevilacqua joined Wellington
                                                                                 Management as an investment
                                                                                 professional in 1994.
                                            ----------------------------------------------------------------------
                                            - Karl E. Bandtel                    Mr. Bandtel has served as
                                              Senior Vice President and          portfolio manager for the
                                              Equity Portfolio Manager           Portfolio since 2004. Mr.
                                                                                 Bandtel joined Wellington
                                                                                 Management as an investment
                                                                                 professional in 1990.
------------------------------------------------------------------------------------------------------------------

                                       36                    Anchor Series Trust

------------------------------------------------------------------------------------------------------------------
                                                    NAME AND TITLE OF
       PORTFOLIO             SUBADVISER             PORTFOLIO MANAGER                     EXPERIENCE
                                                 (AND/OR MANAGEMENT TEAM)
------------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION          EAM              Team members include:
 PORTFOLIO
                                            - Michael D. Meighan                 Mr. Meighan joined EAM in
                                              Portfolio Manager                  1999 as a Senior Asset
                                                                                 Allocation Analyst. From
                                                                                 1993-1999 he was a Manager of
                                                                                 Managed Assets at D.A.
                                                                                 Davidson & Co. He holds the
                                                                                 Chartered Financial Analyst
                                                                                 designation.
                                            ----------------------------------------------------------------------
                                            - Gary J. Pokrzynwinski              Mr. Pokrzynwinski joined EAM
                                              Chief Investment Officer           in 1992. He has been a Senior
                                              and Chairman of the EAM            Portfolio Manager since 1994,
                                              Investment Committee               and Head of the Fixed Income
                                                                                 Investment Team since 1999.
                                                                                 He holds the Chartered
                                                                                 Financial Analyst
                                                                                 designation.
                                            ----------------------------------------------------------------------
                                            - Randall L. Yoakum                  Mr. Yoakum re-joined EAM in
                                              Chief Investment Strategist        1999 as Senior Portfolio
                                              and Head of Asset Allocation       Manager and Chairman of the
                                                                                 Investment Policy, Asset
                                                                                 Allocation and Equity
                                                                                 Investment Teams. From
                                                                                 1997-1999, Mr. Yoakum was the
                                                                                 Chief Investment Officer at
                                                                                 D.A. Davidson & Co. Mr.
                                                                                 Yoakum holds the Chartered
                                                                                 Financial Analyst
                                                                                 designation.
------------------------------------------------------------------------------------------------------------------
 MULTI-ASSET PORTFOLIO     Wellington       - John C. Keogh                      Mr. Keogh has served as
                           Management         Senior Vice President and          portfolio manager for the
                                              Fixed Income Portfolio Manager     bond portion of the Portfolio
                                                                                 since 1994. Mr. Keogh joined
                                                                                 Wellington Management as an
                                                                                 investment professional in
                                                                                 1983. Mr. Keogh also manages
                                                                                 the Government and Quality
                                                                                 Bond Portfolio.
                                            ----------------------------------------------------------------------
                                            - Christopher L. Gootkind            Mr. Gootkind has been
                                              Vice President and Fixed Income    involved in portfolio
                                              Portfolio Manager                  management and securities
                                                                                 analysis for corporate
                                                                                 securities within the
                                                                                 Portfolio since May 1, 2006.
                                                                                 Mr. Gootkind joined
                                                                                 Wellington Management as an
                                                                                 investment professional in
                                                                                 2000. Mr. Gootkind also
                                                                                 manages the Government and
                                                                                 Quality Bond Portfolio.
------------------------------------------------------------------------------------------------------------------

                                       37                    Anchor Series Trust

------------------------------------------------------------------------------------------------------------------
                                                    NAME AND TITLE OF
       PORTFOLIO             SUBADVISER             PORTFOLIO MANAGER                     EXPERIENCE
                                                 (AND/OR MANAGEMENT TEAM)
------------------------------------------------------------------------------------------------------------------
 MULTI-ASSET PORTFOLIO                      - Matthew E. Megargel, CFA           Mr. Megargel has served as
 (CONTINUED)                                  Senior Vice President and          portfolio manager for the
                                              Equity Portfolio Manager           equity portion of the
                                                                                 Portfolio since 1998. Mr.
                                                                                 Megargel joined Wellington
                                                                                 Management as an investment
                                                                                 professional in 1983. Mr.
                                                                                 Megargel also manages the
                                                                                 Growth Portfolio and Growth
                                                                                 and Income Portfolio.
                                            ----------------------------------------------------------------------
                                            - Jeffrey L. Kripke                  Mr. Kripke has served as
                                              Vice President and                 portfolio manager for the
                                              Equity Portfolio Manager           equity portion of the
                                                                                 Portfolio since 2001. Mr.
                                                                                 Kripke joined Wellington
                                                                                 Management as an investment
                                                                                 professional in 2001. Mr.
                                                                                 Kripke also manages the
                                                                                 Growth Portfolio and Growth
                                                                                 and Income Portfolio.
                                            ----------------------------------------------------------------------
                                            - Francis J. Boggan, CFA             Mr. Boggan has served as
                                              Senior Vice President and          portfolio manager for the
                                              Equity Portfolio Manager           equity portion of the
                                                                                 Portfolio since December
                                                                                 2006. Mr. Boggan joined
                                                                                 Wellington Management as an
                                                                                 investment professional in
                                                                                 2001. Mr. Boggan also manages
                                                                                 the Growth and Income
                                                                                 Portfolio and Growth
                                                                                 Portfolio.
                                            ----------------------------------------------------------------------
                                            - Evan S. Grace, CFA                 Mr. Grace has served as the
                                              Vice President and                 portfolio manager responsible
                                              Director of Asset Allocation       for making asset allocation
                                              Research                           decisions for the Portfolio
                                                                                 since May 1, 2006. Mr. Grace
                                                                                 joined Wellington Management
                                                                                 as an investment professional
                                                                                 in 2003. Prior to joining
                                                                                 Wellington Management, Mr.
                                                                                 Grace headed both the Equity
                                                                                 Quantitative Research Group
                                                                                 and the Asset Allocation
                                                                                 Portfolio Management team at
                                                                                 State Street Research
                                                                                 (1993-2003). Mr. Grace also
                                                                                 manages the Strategic Multi-
                                                                                 Asset Portfolio.
------------------------------------------------------------------------------------------------------------------

                                       38                    Anchor Series Trust

------------------------------------------------------------------------------------------------------------------
                                                    NAME AND TITLE OF
       PORTFOLIO             SUBADVISER             PORTFOLIO MANAGER                     EXPERIENCE
                                                 (AND/OR MANAGEMENT TEAM)
------------------------------------------------------------------------------------------------------------------
 STRATEGIC MULTI-ASSET     Wellington       - Trond Skramstad                    Mr. Skramstad has served as
 PORTFOLIO                 Management         Senior Vice President and          portfolio manager for the
                                              Co-Director of International       global equity portion of the
                                              Equity Management                  Portfolio since 1994. Mr.
                                                                                 Skramstad joined Wellington
                                                                                 Management as an investment
                                                                                 professional in 1993. Mr.
                                                                                 Skramstad will retire
                                                                                 effective December 31, 2007.
                                            ----------------------------------------------------------------------
                                            - Robert L. Evans                    Mr. Evans has served as
                                              Senior Vice President and          portfolio manager for the
                                              Fixed Income Portfolio Manager     global bond portion of the
                                                                                 Portfolio since 1998. Mr.
                                                                                 Evans joined Wellington
                                                                                 Management as an investment
                                                                                 professional in 1995.
                                            ----------------------------------------------------------------------
                                            - Stephen C. Mortimer                Mr. Mortimer has been
                                              Vice President and                 involved in portfolio
                                              Equity Portfolio Manager           management and securities
                                                                                 selection for the capital
                                                                                 appreciation portion of the
                                                                                 Portfolio since January 2007.
                                                                                 Mr. Mortimer also manages the
                                                                                 Capital Appreciation
                                                                                 Portfolio. Mr. Mortimer
                                                                                 joined Wellington Management
                                                                                 as an investment professional
                                                                                 in 2001.
                                            ----------------------------------------------------------------------
                                            - Evan S. Grace, CFA                 Mr. Grace has served as the
                                              Vice President and                 portfolio manager responsible
                                              Director of Asset Allocation       for making asset allocation
                                              Research                           decisions for the Portfolio
                                                                                 since May 1, 2006. Mr. Grace
                                                                                 joined Wellington Management
                                                                                 as an investment professional
                                                                                 in 2003. Prior to joining
                                                                                 Wellington Management, Mr.
                                                                                 Grace headed both the Equity
                                                                                 Quantitative Research Group
                                                                                 and the Asset Allocation
                                                                                 Portfolio Management team at
                                                                                 State Street Research
                                                                                 (1993-2003). Mr. Grace also
                                                                                 manages the Multi-Asset
                                                                                 Portfolio.
                                            ----------------------------------------------------------------------
                                            - Nicolas M. Choumenkovitch, CFA     Mr. Choumenkovitch has been
                                              Vice President and                 involved in portfolio
                                              Equity Portfolio Manager           management and securities
                                                                                 analysis for the global
                                                                                 equity portion of the
                                                                                 Portfolio since 2000. Mr.
                                                                                 Choumenkovitch joined
                                                                                 Wellington Management as an
                                                                                 investment professional in
                                                                                 1995.
------------------------------------------------------------------------------------------------------------------

                                       39                    Anchor Series Trust


------------------------------------------------------------------------------------------------------------------
                                                    NAME AND TITLE OF
       PORTFOLIO             SUBADVISER             PORTFOLIO MANAGER                     EXPERIENCE
                                                 (AND/OR MANAGEMENT TEAM)
------------------------------------------------------------------------------------------------------------------
 STRATEGIC MULTI-ASSET                      - John R. Roberts                    Mr. Roberts has been involved
 PORTFOLIO (CONTINUED)                        Vice President and                 in the portfolio management
                                              Equity Portfolio Manager           and securities analysis for
                                                                                 the global equity portion of
                                                                                 the portfolio since 1998.
                                                                                 Effective January 2007, Mr.
                                                                                 Roberts is responsible for
                                                                                 the portfolio management of
                                                                                 the capital appreciation
                                                                                 portion of the Portfolio. Mr.
                                                                                 Roberts joined Wellington
                                                                                 Management in 1994 and has
                                                                                 been an investment
                                                                                 professional since 1997.
------------------------------------------------------------------------------------------------------------------
 MONEY MARKET PORTFOLIO    Wellington       - Timothy E. Smith                   Mr. Smith has served as
                           Management         Senior Vice President and          portfolio manager for the
                                              Fixed Income Portfolio Manager     Portfolio since 1997. Mr.
                                                                                 Smith joined Wellington
                                                                                 Management as an investment
                                                                                 professional in 1992.
------------------------------------------------------------------------------------------------------------------
 GOVERNMENT AND QUALITY    Wellington       - John C. Keogh                      Mr. Keogh has served as
 BOND PORTFOLIO            Management         Senior Vice President and          portfolio manager for the
                                              Fixed Income Portfolio Manager     Portfolio since 1994. Mr.
                                                                                 Keogh joined Wellington
                                                                                 Management as an investment
                                                                                 professional in 1983. Mr.
                                                                                 Keogh also manages the
                                                                                 Multi-Asset Portfolio.
                                            ----------------------------------------------------------------------
                                            - Christopher L. Gootkind            Mr. Gootkind has been
                                              Vice President and Fixed Income    involved in portfolio
                                              Portfolio Manager                  management and securities
                                                                                 analysis for corporate
                                                                                 securities within the
                                                                                 Portfolio since May 1, 2006.
                                                                                 Mr. Gootkind joined
                                                                                 Wellington Management as an
                                                                                 investment professional in
                                                                                 2000. Mr. Gootkind also
                                                                                 manages the Multi-Asset
                                                                                 Portfolio.
------------------------------------------------------------------------------------------------------------------

PAYMENTS IN CONNECTION WITH DISTRIBUTION

Certain affiliated life insurance companies receive financial support from AIG SAAMCo and certain Subadvisers for distribution-related activities, including support to help offset costs for training to support sales of the Portfolios.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT

State Street Bank and Trust Company, Boston, Massachusetts, acts as Custodian of the Trust's assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

                                       40                    Anchor Series Trust

LEGAL PROCEEDINGS

On February 9, 2006, American International Group, Inc. ("AIG"), the parent company and an affiliated person of AIG SunAmerica Asset Management Corp. ("Adviser"), announced that it had consented to the settlement of an injunctive action instituted by the Securities and Exchange Commission ("SEC"). In its complaint, the SEC alleged that AIG violated Section 17(a) of the Securities Act of 1933, as amended, Sections 10(b), 13(a), 13(b)(2) and 13(b)(5) of the Securities Exchange Act of 1934, as amended, and Rules 10b-5, 12b-20, 13a-1 and 13b2-1 promulgated thereunder, in connection with AIG's accounting and public reporting practices. The conduct described in the complaint did not involve any conduct of AIG or its subsidiaries related to their investment advisory or distribution activities with respect to the assets of the Portfolios.

AIG, without admitting or denying the allegations in the complaint (except as to jurisdiction), consented to the entry of an injunction against further violations of the statutes referred to above. Absent exemptive relief granted by the SEC, the entry of such an injunction would prohibit AIG and its affiliated persons from, among other things, serving as an investment adviser of any registered investment management company or principal underwriter for any registered open-end investment company pursuant to Section 9(a) of the Investment Company Act of 1940, as amended ("1940 Act"). Certain affiliated persons of AIG, including the Adviser, received a temporary order from the SEC pursuant to Section 9(c) of the 1940 Act with respect to the entry of the injunction, granting exemptive relief from the provisions of Section 9(a) of the 1940 Act. The temporary order permits AIG and its affiliated persons, including AIG's investment management subsidiaries, to serve as investment adviser, sub-adviser, principal underwriter or sponsor of the Portfolios. The Adviser expects that a permanent exemptive order will be granted, although there is no assurance the SEC will issue the order.

Additionally, AIG and its subsidiaries reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the Attorney General of the State of New York ("NYAG") and the New York State Department of Insurance ("DOI"), regarding accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers' compensation premium taxes and other assessments.

As a result of the settlements with the SEC, the DOJ, the NYAG and the DOI, AIG made payments totaling approximately $1.64 billion. In addition, as part of its settlements, AIG has agreed to retain for a period of three years an Independent Consultant who will conduct a review that will include the adequacy of AIG's internal controls over financial reporting and the remediation plan that AIG has implemented as a result of its own internal review.

Subject to receipt of permanent relief, the Adviser believes that the settlements are not likely to have a material adverse effect on the Adviser's ability to perform its investment advisory services relating to the Portfolios.

                                       41                    Anchor Series Trust

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following Financial Highlights tables for each Portfolio are intended to help you understand the Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. The total returns in each table represent the rate that an investor would have earned on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). Separate Account charges are not reflected in the total returns. If these amounts were reflected, returns would be less than those shown. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Portfolio's financial statements, is included in the Trust's Annual Report to shareholders, which is available upon request.

                                            NET                     DIVIDENDS   DISTRIBUTIONS
                               NET        REALIZED       TOTAL      DECLARED      FROM NET                       NET
                NET ASSET    INVEST-    & UNREALIZED      FROM      FROM NET      REALIZED          TOTAL       ASSET
                  VALUE       MENT      GAIN (LOSS)     INVEST-      INVEST-       GAIN ON        DIVIDENDS     VALUE
   PERIOD       BEGINNING    INCOME          ON           MENT        MENT         INVEST-           AND        END OF
    ENDED       OF PERIOD   (LOSS)(1)   INVESTMENTS    OPERATIONS    INCOME         MENTS       DISTRIBUTIONS   PERIOD
----------------------------------------------------------------------------------------------------------------------
                                          Money Market Portfolio -- Class 1
12/31/02.....    $ 1.00       $0.01        $   --        $0.01       $(0.01)       $   --          $(0.01)      $ 1.00
12/31/03.....      1.00        0.00            --         0.00        (0.00)           --           (0.00)        1.00
12/31/04.....      1.00        0.00            --         0.00        (0.00)           --           (0.00)        1.00
12/31/05.....      1.00        0.02            --         0.02        (0.02)           --           (0.02)        1.00
12/31/06.....      1.00        0.04            --         0.04        (0.04)           --           (0.04)        1.00
                                   Government and Quality Bond Portfolio -- Class 1
12/31/02.....    $14.77       $0.65        $ 0.72        $1.37       $(0.54)       $   --          $(0.54)      $15.60
12/31/03.....     15.60        0.56         (0.18)        0.38        (0.65)        (0.12)          (0.77)       15.21
12/31/04.....     15.21        0.55         (0.03)        0.52        (0.74)        (0.01)          (0.75)       14.98
12/31/05.....     14.98        0.55         (0.16)        0.39        (0.59)           --           (0.59)       14.78
12/31/06.....     14.78        0.65         (0.17)        0.48        (0.55)           --           (0.55)       14.71
                                   Government and Quality Bond Portfolio -- Class 2
12/31/02.....    $14.77       $0.62        $ 0.71        $1.33       $(0.51)       $   --          $(0.51)      $15.59
12/31/03.....     15.59        0.52         (0.17)        0.35        (0.62)        (0.12)          (0.74)       15.20
12/31/04.....     15.20        0.52         (0.03)        0.49        (0.71)        (0.01)          (0.72)       14.97
12/31/05.....     14.97        0.53         (0.16)        0.37        (0.57)           --           (0.57)       14.77
12/31/06.....     14.77        0.63         (0.17)        0.46        (0.53)           --           (0.53)       14.70
                                   Government and Quality Bond Portfolio -- Class 3
09/30/02-
12/31/02(3)..    $15.44       $0.06        $ 0.09        $0.15       $   --        $   --          $   --       $15.59
12/31/03.....     15.59        0.47         (0.14)        0.33        (0.62)        (0.12)          (0.74)       15.18
12/31/04.....     15.18        0.48            --         0.48        (0.70)        (0.01)          (0.71)       14.95
12/31/05.....     14.95        0.51         (0.16)        0.35        (0.55)           --           (0.55)       14.75
12/31/06.....     14.75        0.60         (0.16)        0.44        (0.51)           --           (0.51)       14.68

                                                       RATIO OF NET
                             NET                        INVESTMENT
                            ASSETS     RATIO OF           INCOME
                            END OF     EXPENSES           (LOSS)          PORTFOLIO
   PERIOD        TOTAL      PERIOD    TO AVERAGE        TO AVERAGE        TURNOVER
    ENDED      RETURN(2)   (000'S)    NET ASSETS        NET ASSETS          RATE
-------------  --------------------------------------------------------------------
                                Money Market Portfolio -- Class 1
12/31/02.....    1.08%     $ 24,634      0.74%             1.08%              --%
12/31/03.....    0.31        18,629      0.94              0.33               --
12/31/04.....    0.35        16,095      1.06              0.33               --
12/31/05.....    2.25        13,549      1.04              2.21               --
12/31/06.....    4.12        13,406      0.97              4.05               --
                         Government and Quality Bond Portfolio -- Class 1
12/31/02.....    9.33%     $885,969      0.61%             4.27%             108%(5)
12/31/03.....    2.50       685,905      0.60              3.56               50(5)
12/31/04.....    3.41       557,465      0.60              3.56               37(5)
12/31/05.....    2.62       500,354      0.61              3.68               56(5)
12/31/06.....    3.31       443,469      0.60              4.41               58
                         Government and Quality Bond Portfolio -- Class 2
12/31/02.....    9.11%     $121,074      0.76%             4.02%             108%(5)
12/31/03.....    2.35       148,981      0.75              3.40               50(5)
12/31/04.....    3.26       145,923      0.75              3.40               37(5)
12/31/05.....    2.46       140,494      0.76              3.53               56(5)
12/31/06.....    3.15       131,035      0.75              4.26               58
                         Government and Quality Bond Portfolio -- Class 3
09/30/02-
12/31/02(3)..    1.23%     $  7,732      0.86%(4)          3.25%(4)          108%(5)
12/31/03.....    2.19       113,856      0.84              3.28               50(5)
12/31/04.....    3.16       221,572      0.85              3.28               37(5)
12/31/05.....    2.37       304,653      0.86              3.43               56(5)
12/31/06.....    3.06       430,871      0.85              4.16               58

---------------

(1) Calculated based upon average shares outstanding.
(2) Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented.
(3) Inception date of class.
(4) Annualized.
(5) Portfolio turnover includes paydowns on securities. Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:

                                                              2002   2003   2004   2005
                                                              ----   ----   ----   ----
Government and Quality Bond Portfolio.......................  71%    108%   50%    65%

                                       42                    Anchor Series Trust

---------------------

--------------------------------------------------------------------------------

                                            NET                     DIVIDENDS   DISTRIBUTIONS
                               NET        REALIZED       TOTAL      DECLARED      FROM NET                        NET
                NET ASSET    INVEST-    & UNREALIZED      FROM      FROM NET      REALIZED          TOTAL        ASSET
                  VALUE       MENT      GAIN (LOSS)     INVEST-      INVEST-       GAIN ON        DIVIDENDS      VALUE
   PERIOD       BEGINNING    INCOME          ON           MENT        MENT         INVEST-           AND        END OF
    ENDED       OF PERIOD   (LOSS)(1)   INVESTMENTS    OPERATIONS    INCOME         MENTS       DISTRIBUTIONS   PERIOD
-----------------------------------------------------------------------------------------------------------------------
                                         Asset Allocation Portfolio -- Class 1
01/31/02.....    $14.55       $0.41        $(1.35)       $(0.94)     $(0.46)       $(0.31)         $(0.77)      $ 12.84
01/31/03.....     12.84        0.42         (1.31)        (0.89)      (0.46)           --           (0.46)        11.49
02/01/03-
 12/31/03*+..     11.49        0.35          2.35          2.70       (0.47)           --           (0.47)        13.72
12/31/04.....     13.72        0.38          1.01          1.39       (0.39)           --           (0.39)        14.72
12/31/05.....     14.72        0.41          0.32          0.73       (0.46)           --           (0.46)        14.99
12/31/06.....     14.99        0.39          1.27          1.66       (0.51)           --           (0.51)        16.14
                                         Asset Allocation Portfolio -- Class 2
07/09/01-
01/31/02(3)..    $13.70       $0.23        $(0.34)       $(0.11)     $(0.45)       $(0.31)         $(0.76)      $ 12.83
01/31/03.....     12.83        0.36         (1.26)        (0.90)      (0.45)           --           (0.45)        11.48
02/01/03-
 12/31/03*+..     11.48        0.32          2.36          2.68       (0.45)           --           (0.45)        13.71
12/31/04.....     13.71        0.35          1.01          1.36       (0.37)           --           (0.37)        14.70
12/31/05.....     14.70        0.39          0.32          0.71       (0.44)           --           (0.44)        14.97
12/31/06.....     14.97        0.37          1.26          1.63       (0.49)           --           (0.49)        16.11
                                         Asset Allocation Portfolio -- Class 3
09/30/02-
01/31/03(3)..    $11.26       $0.11        $ 0.36        $ 0.47      $(0.25)       $   --          $(0.25)      $ 11.48
2/01/03-
 12/31/03*+       11.48        0.29          2.37          2.66       (0.44)           --           (0.44)        13.70
12/31/04.....     13.70        0.34          1.01          1.35       (0.36)           --           (0.36)        14.69
12/31/05.....     14.69        0.37          0.31          0.68       (0.42)           --           (0.42)        14.95
12/31/06.....     14.95        0.35          1.27          1.62       (0.48)           --           (0.48)        16.09
                                        Growth and Income Portfolio -- Class 1
12/31/02.....    $12.55       $0.06        $(3.11)       $(3.05)     $(0.05)       $(1.01)         $(1.06)      $  8.44
12/31/03.....      8.44        0.05          2.15          2.20       (0.05)           --           (0.05)        10.59
12/31/04.....     10.59        0.09          0.56          0.65       (0.05)           --           (0.05)        11.19
12/31/05.....     11.19        0.05          0.48          0.53       (0.11)        (0.45)          (0.56)        11.16
12/31/06.....     11.16        0.06          1.09          1.15       (0.06)        (1.22)          (1.28)        11.03

                                                       RATIO OF NET
                             NET                        INVESTMENT
                            ASSETS     RATIO OF           INCOME
                            END OF     EXPENSES           (LOSS)          PORTFOLIO
   PERIOD        TOTAL      PERIOD    TO AVERAGE        TO AVERAGE        TURNOVER
    ENDED      RETURN(2)   (000'S)    NET ASSETS        NET ASSETS          RATE
-------------  --------------------------------------------------------------------
                              Asset Allocation Portfolio -- Class 1
01/31/02.....    (6.36)%   $556,081      0.66%             3.05%             140%(7)
01/31/03.....    (6.78)     437,736      0.66              3.42               28(7)
02/01/03-
 12/31/03*+..    23.68      482,439      0.66(4)           3.03(4)            19(7)
12/31/04.....    10.32      463,446      0.67              2.68               35(7)
12/31/05.....     5.00      396,376      0.67(6)           2.76(6)            25(7)
12/31/06.....    11.31      351,839      0.66(6)           2.53(6)            27
                              Asset Allocation Portfolio -- Class 2
07/09/01-
01/31/02(3)..    (0.67)%   $  2,233      0.83%(4)          3.07%(4)          140%(7)
01/31/03.....    (6.87)      12,931      0.79              3.23               28(7)
02/01/03-
 12/31/03*+..    23.54       23,155      0.81(4)           2.84(4)            19(7)
12/31/04.....    10.12       33,017      0.82              2.55               35(7)
12/31/05.....     4.86       32,146      0.82(6)           2.61(6)            25(7)
12/31/06.....    11.10       32,574      0.81(6)           2.38(6)            27
                              Asset Allocation Portfolio -- Class 3
09/30/02-
01/31/03(3)..     4.29%    $    526      0.87%(4)          2.93%(4)           28%(7)
2/01/03-
 12/31/03*+      23.41        3,196      0.92(4)           2.67(4)            19(7)
12/31/04.....    10.04       12,638      0.92              2.52               35(7)
12/31/05.....     4.71       18,141      0.92(6)           2.51(6)            25(7)
12/31/06.....    11.01       32,163      0.91(6)           2.30(6)            27
                              Growth and Income Portfolio -- Class 1
12/31/02.....   (24.31)%   $ 18,610      1.01(5)           0.55%(5)           42%
12/31/03.....    26.18       22,404      1.16              0.52               44
12/31/04.....     6.21       20,010      1.15              0.82               43
12/31/05.....     4.75       18,090      1.11(6)           0.47(6)            57
12/31/06.....    11.21       17,539      1.09(6)           0.55(6)            86

---------------

 *  The Portfolio changed its fiscal year end from January 31 to December 31.
 + The financial information for the periods prior to November 24, 2003 reflects the financial information for the SunAmerica Series Trust Asset Allocation Portfolio.
(1) Calculated based upon average shares outstanding.
(2) Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented.
(3) Inception date of class.
(4) Annualized.
(5) Excludes expense reductions. If expense reductions had been applied, the ratio of expenses and net investment income to average net assets would have remained the same.
(6) Excludes expense reductions. If these expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

                                                              12/31/05   12/31/06
                                                              --------   --------
Asset Allocation Portfolio Class 1..........................    0.02%      0.01%
Asset Allocation Portfolio Class 2..........................    0.02       0.01
Asset Allocation Portfolio Class 3..........................    0.02       0.01
Growth and Income Portfolio Class 1.........................    0.01       0.01

(7) Portfolio turnover includes paydowns on securities. Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:

                                                              2002   2003   2003   2004   2005
                                                              ----   ----   ----   ----   ----
Asset Allocation Portfolio..................................  140%   28%    19%    35%    25%

                                       43                    Anchor Series Trust

---------------------

--------------------------------------------------------------------------------

                                            NET                     DIVIDENDS   DISTRIBUTIONS
                               NET        REALIZED       TOTAL      DECLARED      FROM NET                        NET
                NET ASSET    INVEST-    & UNREALIZED      FROM      FROM NET      REALIZED          TOTAL        ASSET
                  VALUE       MENT      GAIN (LOSS)     INVEST-      INVEST-       GAIN ON        DIVIDENDS      VALUE
   PERIOD       BEGINNING    INCOME          ON           MENT        MENT         INVEST-           AND         END OF
    ENDED       OF PERIOD   (LOSS)(1)   INVESTMENTS    OPERATIONS    INCOME         MENTS       DISTRIBUTIONS    PERIOD
-----------------------------------------------------------------------------------------------------------------------
                                              Growth Portfolio -- Class 1
12/31/02.....    $24.96       $ 0.11       $(5.64)       $(5.53)     $(0.08)       $   --          $(0.08)       $19.35
12/31/03.....     19.35         0.14         5.64          5.78       (0.12)           --           (0.12)        25.01
12/31/04.....     25.01         0.23         2.46          2.69       (0.14)           --           (0.14)        27.56
12/31/05.....     27.56         0.17         1.76          1.93       (0.25)        (1.05)          (1.30)        28.19
12/31/06.....     28.19         0.20         3.30          3.50       (0.19)        (2.73)          (2.92)        28.77

                                              Growth Portfolio -- Class 2
12/31/02.....    $24.95       $ 0.09       $(5.65)       $(5.56)     $(0.05)       $   --          $(0.05)       $19.34
12/31/03.....     19.34         0.11         5.63          5.74       (0.09)           --           (0.09)        24.99
12/31/04.....     24.99         0.20         2.46          2.66       (0.11)           --           (0.11)        27.54
12/31/05.....     27.54         0.13         1.76          1.89       (0.21)        (1.05)          (1.26)        28.17
12/31/06.....     28.17         0.16         3.28          3.44       (0.14)        (2.73)          (2.87)        28.74

                                              Growth Portfolio -- Class 3
09/30/02-
12/31/02(3)...   $17.95       $ 0.01       $ 1.38        $ 1.39      $   --        $   --          $   --        $19.34
12/31/03.....     19.34         0.08         5.63          5.71       (0.08)           --           (0.08)        24.97
12/31/04.....     24.97         0.20         2.43          2.63       (0.09)           --           (0.09)        27.51
12/31/05.....     27.51         0.10         1.76          1.86       (0.19)        (1.05)          (1.24)        28.13
12/31/06.....     28.13         0.13         3.28          3.41       (0.12)        (2.73)          (2.85)        28.69


                                       Capital Appreciation Portfolio -- Class 1
12/31/02.....    $29.61       $(0.04)      $(6.67)       $(6.71)     $   --        $   --          $   --        $22.90
12/31/03.....     22.90        (0.01)        7.40          7.39          --            --              --         30.29
12/31/04.....     30.29         0.08         2.68          2.76          --            --              --         33.05
12/31/05.....     33.05         0.05         3.80          3.85       (0.10)           --           (0.10)        36.80
12/31/06.....     36.80         0.16         4.03          4.19       (0.06)        (0.09)          (0.15)        40.84


                                       Capital Appreciation Portfolio -- Class 2
12/31/02.....    $29.60       $(0.07)      $(6.68)       $(6.75)     $   --        $   --          $   --        $22.85
12/31/03.....     22.85        (0.05)        7.38          7.33          --            --              --         30.18
12/31/04.....     30.18         0.05         2.65          2.70          --            --              --         32.88
12/31/05.....     32.88           --         3.77          3.77       (0.05)           --           (0.05)        36.60
12/31/06.....     36.60         0.10         4.02          4.12       (0.01)        (0.09)          (0.10)        40.62


                                       Capital Appreciation Portfolio -- Class 3
09/30/02-
12/31/02(3)..    $21.35       $(0.02)      $ 1.52        $ 1.50      $   --        $   --          $   --        $22.85
12/31/03.....     22.85        (0.10)        7.40          7.30          --            --              --         30.15
12/33/04.....     30.15         0.05         2.62          2.67          --            --              --         32.82
12/31/05.....     32.82        (0.04)        3.78          3.74       (0.03)           --           (0.03)        36.53
12/31/06.....     36.53         0.05         4.01          4.06          --         (0.09)          (0.09)        40.50

                                                             RATIO OF NET
                              NET                             INVESTMENT
                             ASSETS      RATIO OF               INCOME
                             END OF      EXPENSES               (LOSS)              PORTFOLIO
   PERIOD        TOTAL       PERIOD     TO AVERAGE            TO AVERAGE            TURNOVER
    ENDED      RETURN(2)    (000'S)     NET ASSETS            NET ASSETS              RATE
-------------  ------------------------------------------------------------------------------
                                        Growth Portfolio -- Class 1
12/31/02.....   (22.15)%   $  520,917      0.74%(5)              0.50%(5)               70%
12/31/03.....    29.94        616,441      0.75                  0.67                   72
12/31/04.....    10.82        622,822      0.72                  0.91                   80
12/31/05.....     7.11        568,040      0.73(6)               0.61(6)                87
12/31/06.....    13.30        540,802      0.70(6)               0.70(6)               106

                                        Growth Portfolio -- Class 2
12/31/02.....   (22.28)%   $   32,458      0.89%(5)              0.41%(5)               70%
12/31/03.....    29.72         63,636      0.90                  0.51                   72
12/31/04.....    10.69         82,012      0.87                  0.80                   80
12/31/05.....     6.97         80,793      0.88(6)               0.46(6)                87
12/31/06.....    13.11         80,394      0.85(6)               0.55(6)               106

                                        Growth Portfolio -- Class 3
09/30/02-
12/31/02(3)..     6.50%    $    2,326      0.98%(4)(5)           0.53%(4)(5)            70%
12/31/03.....    29.59         36,643      0.99                  0.39                   72
12/31/04.....    10.56        103,371      0.97                  0.82                   80
12/31/05.....     6.85        152,807      0.98(6)               0.37(6)                87
12/31/06.....    12.98        201,447      0.95(6)               0.46(6)               106

                                 Capital Appreciation Portfolio -- Class 1
12/31/02.....   (22.66)%   $1,021,172      0.76%(5)              0.16%(5)               80%
12/31/03.....    32.27      1,204,319      0.77                 (0.04)                 104
12/31/04.....     9.11      1,151,163      0.76                  0.27                  100
12/31/05.....    11.67      1,064,718      0.77(6)               0.12(6)                86
12/31/06.....    11.39        994,508      0.74(6)               0.40(6)               124

                                 Capital Appreciation Portfolio -- Class 2
12/31/02.....   (22.80)%   $   63,049      0.92%(5)             (0.29)%(5)              80%
12/31/03.....    32.08        110,717      0.92                 (0.20)                 104
12/31/04.....     8.95        133,501      0.91                  0.15                  100
12/31/05.....    11.49        135,351      0.92(6)              (0.03)(6)               86
12/31/06.....    11.25        133,815      0.89(6)               0.25(6)               124

                                 Capital Appreciation Portfolio -- Class 3
09/30/02-
12/31/02(3)..     5.49%    $    4,769      0.99%(4)(5)          (0.30)%(4)(5)           80%
12/31/03.....    31.95         59,254      1.01                 (0.38)                 104
12/33/04.....     8.86        172,636      1.01                  0.16                  100
12/31/05.....    11.39        271,144      1.02(6)              (0.13)(6)               86
12/31/06.....    11.12        437,276      0.99(6)               0.13(6)               124

---------------

(1) Calculated based upon average shares outstanding.
(2) Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented.
(3) Inception date of class.
(4) Annualized.
(5) Excludes expense reductions. If expense reductions had been applied, the ratio of expenses and net investment income to average net assets would have remained the same.
(6) Excludes expense reductions. If these expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

                                                              12/31/05   12/31/06
                                                              --------   --------
Growth Portfolio Class 1....................................    0.02%      0.01%
Growth Portfolio Class 2....................................    0.02       0.01
Growth Portfolio Class 3....................................    0.02       0.01
Capital Appreciation Class 1................................    0.02       0.01
Capital Appreciation Class 2................................    0.02       0.01
Capital Appreciation Class 3................................    0.02       0.01

                                       44                    Anchor Series Trust

---------------------

--------------------------------------------------------------------------------

                                            NET                     DIVIDENDS   DISTRIBUTIONS
                               NET        REALIZED       TOTAL      DECLARED      FROM NET                       NET
                NET ASSET    INVEST-    & UNREALIZED      FROM      FROM NET      REALIZED          TOTAL       ASSET
                  VALUE       MENT      GAIN (LOSS)     INVEST-      INVEST-       GAIN ON        DIVIDENDS     VALUE
   PERIOD       BEGINNING    INCOME          ON           MENT        MENT         INVEST-           AND        END OF
    ENDED       OF PERIOD   (LOSS)(1)   INVESTMENTS    OPERATIONS    INCOME         MENTS       DISTRIBUTIONS   PERIOD
----------------------------------------------------------------------------------------------------------------------
                                        Natural Resources Portfolio -- Class 1
12/31/02.....    $17.66       $0.15        $ 1.27        $ 1.42      $(0.16)       $(0.95)         $(1.11)      $17.97
12/31/03.....     17.97        0.23          8.28          8.51       (0.15)        (0.16)          (0.31)       26.17
12/31/04.....     26.17        0.23          6.14          6.37       (0.21)        (0.96)          (1.17)       31.37
12/31/05.....     31.37        0.36         14.01         14.37       (0.19)        (1.82)          (2.01)       43.73
12/31/06.....     43.73        0.69          9.99         10.68       (0.33)        (1.36)          (1.69)       52.72

                                        Natural Resources Portfolio -- Class 2
12/31/02.....    $17.64       $0.11        $ 1.29        $ 1.40      $(0.13)       $(0.95)         $(1.08)      $17.96
12/31/03.....     17.96        0.19          8.27          8.46       (0.12)        (0.16)          (0.28)       26.14
12/31/04.....     26.14        0.19          6.14          6.33       (0.18)        (0.96)          (1.14)       31.33
12/31/05.....     31.33        0.30         13.98         14.28       (0.15)        (1.82)          (1.97)       43.64
12/31/06.....     43.64        0.61          9.97         10.58       (0.27)        (1.36)          (1.63)       52.59

                                        Natural Resources Portfolio -- Class 3
09/30/02-
12/31/02(3)..    $16.09       $0.01        $ 1.86        $ 1.87      $   --        $   --          $   --       $17.96
12/31/03.....     17.96        0.13          8.30          8.43       (0.12)        (0.16)          (0.28)       26.11
12/31/04.....     26.11        0.16          6.13          6.29       (0.16)        (0.96)          (1.12)       31.29
12/31/05.....     31.29        0.25         13.96         14.21       (0.13)        (1.82)          (1.95)       43.56
12/31/06.....     43.56        0.52         10.00         10.52       (0.24)        (1.36)          (1.60)       52.48

                                           Multi-Asset Portfolio -- Class 1
12/31/02.....    $ 7.90       $0.13        $(1.16)       $(1.03)     $(0.21)       $   --          $(0.21)      $ 6.66
12/31/03.....      6.66        0.11          1.00          1.11       (0.16)           --           (0.16)        7.61
12/31/04.....      7.61        0.11          0.23          0.34       (0.13)           --           (0.13)        7.82
12/31/05.....      7.82        0.11          0.19          0.30       (0.15)        (0.34)          (0.49)        7.63
12/31/06.....      7.63        0.13          0.42          0.55       (0.13)        (0.69)          (0.82)        7.36

                                      Strategic Multi-Asset Portfolio -- Class 1
12/31/02.....    $ 6.62       $0.13        $(0.95)       $(0.82)     $(0.05)       $   --          $(0.05)      $ 5.75
12/31/03.....      5.75        0.13          1.55          1.68       (0.07)           --           (0.07)        7.36
12/31/04.....      7.36        0.11          0.69          0.80       (0.16)           --           (0.16)        8.00
12/31/05.....      8.00        0.06          0.70          0.76       (0.06)           --           (0.06)        8.70
12/31/06.....      8.70        0.10          0.85          0.95       (0.14)        (0.05)          (0.19)        9.46

                                                       RATIO OF NET
                             NET                        INVESTMENT
                            ASSETS     RATIO OF           INCOME
                            END OF     EXPENSES           (LOSS)          PORTFOLIO
   PERIOD        TOTAL      PERIOD    TO AVERAGE        TO AVERAGE        TURNOVER
    ENDED      RETURN(2)   (000'S)    NET ASSETS        NET ASSETS          RATE
-------------  --------------------------------------------------------------------
                              Natural Resources Portfolio -- Class 1
12/31/02.....     8.33%    $ 87,637      0.89%             0.79%              58%
12/31/03.....    47.77      114,435      0.87              1.15               46
12/31/04.....    25.01      144,981      0.87              0.85               21
12/31/05.....    46.13      227,634      0.84(6)           0.95(6)            11
12/31/06.....    24.93(8)   234,235      0.81(6)           1.37(6)            12

                              Natural Resources Portfolio -- Class 2
12/31/02.....     8.24%    $  7,143      1.05%             0.64%              58%
12/31/03.....    47.49       14,046      1.02              0.97               46
12/31/04.....    24.87       24,440      1.02              0.70               21
12/31/05.....    45.89       37,906      0.99(6)           0.80(6)            11
12/31/06.....    24.74(8)    43,837      0.96(6)           1.22(6)            12

                              Natural Resources Portfolio -- Class 3
09/30/02-
12/31/02(3)..    11.48%    $    288      1.22%(4)          0.27%(4)           58%
12/31/03.....    47.30        6,201      1.11              0.68               46
12/31/04.....    24.76       21,562      1.12              0.61               21
12/31/05.....    45.73       59,608      1.09(6)           0.68(6)            11
12/31/06.....    24.62(8)   122,578      1.07(6)           1.07(6)            12

                                 Multi-Asset Portfolio -- Class 1
12/31/02.....   (12.96)%   $ 64,262      1.11%(5)          1.82%(5)           62%(7)
12/31/03.....    16.87       65,561      1.16              1.50               61(7)
12/31/04.....     4.60       58,828      1.17              1.49               46(7)
12/31/05.....     3.91       50,988      1.19(6)           1.42(6)            69(7)
12/31/06.....     7.72       47,324      1.17(6)           1.69(6)            88

                            Strategic Multi-Asset Portfolio -- Class 1
12/31/02.....   (12.41)%   $ 36,914      1.25%(5)          2.04%(5)          161%(7)
12/31/03.....    29.26       43,407      1.27              2.04              156(7)
12/31/04.....    11.09       42,353      1.29              1.43              190(7)
12/31/05.....     9.49       40,566      1.38(6)           0.68(6)           210(7)
12/31/06.....    11.09       40,455      1.28(6)           1.15(6)           117

---------------

(1) Calculated based upon average shares outstanding.
(2) Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented.
(3) Inception date of class.
(4) Annualized.
(5) Excludes expense reductions. If expense reductions had been applied, the ratio of expenses and net investment income to average net assets would have remained the same.
(6) Excludes expense reductions. If these expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

                                                              12/31/05   12/31/06
                                                              --------   --------
Natural Resources Portfolio Class 1.........................    0.00%      0.00%
Natural Resources Portfolio Class 2.........................    0.00       0.00
Natural Resources Portfolio Class 3.........................    0.00       0.00
Multi-Asset Portfolio Class 1...............................    0.01       0.01
Strategic Multi-Asset Portfolio Class 1.....................    0.02       0.01

(7) Portfolio turnover includes paydowns on securities. Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:

                                                              2002   2003   2004   2005
                                                              ----   ----   ----   ----
Multi-Asset Portfolio Class 1...............................   62%    61%    46%    69%
Strategic Multi-Asset Portfolio Class 1.....................  161    156    190    210

(8) Total return for each class was increased by less than 0.01% from gains realized on the disposal of investments in violation of investment restrictions.

                                       45                    Anchor Series Trust

--------------------------------------------------------------------------------

                              FOR MORE INFORMATION
--------------------------------------------------------------------------------

The following documents contain more information about the Portfolios and are available free of charge upon request:

        ANNUAL/SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio's performance for the most recently completed fiscal year.

        STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Portfolios' policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.

You may obtain copies of these documents or ask questions about the Portfolios at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 54299 Los Angeles, California 90054-0299.

The Trust's SAI is not available online as it does not have its own internet website. However, the Trust's prospectus and semi-annual and annual reports are available online through the internet websites of the insurance companies offering the Portfolios as investment options in Variable Contracts.

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-551-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolios are also available on the EDGAR Database on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.

INVESTMENT COMPANY ACT
-  File No. 811-3836

                                       46                    Anchor Series Trust

                 ----------------------------------------------

                                   PROSPECTUS
                                  MAY 1, 2007
                 ----------------------------------------------

                              ANCHOR SERIES TRUST
                                (Class 1 Shares)

             --    Growth and Income Portfolio
             --    Growth Portfolio
             --    Capital Appreciation Portfolio
             --    Natural Resources Portfolio
             --    Multi-Asset Portfolio
             --    Strategic Multi-Asset Portfolio
             --    Money Market Portfolio
             --    Government and Quality Bond Portfolio

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THESE SECURITIES OR
PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

TRUST HIGHLIGHTS............................................      4
  Q&A.......................................................      4
EXPENSE SUMMARY.............................................     16
ACCOUNT INFORMATION.........................................     17
  Transaction Policies......................................     17
     Valuation of shares....................................     17
     Buy and sell shares....................................     18
     Execution of requests..................................     18
  Frequent Purchases and Redemptions of Shares..............     18
  Portfolio Holdings........................................     19
  Dividend Policies and Taxes...............................     19
     Distributions..........................................     19
     Distribution Reinvestments.............................     19
     Taxability of a Portfolio..............................     19
MORE INFORMATION ABOUT THE PORTFOLIOS.......................     20
  Investment Selection......................................     20
  Investment Strategies.....................................     20
GLOSSARY....................................................     24
  Investment Terminology....................................     24
     Borrowing for temporary or emergency purposes..........     24
     Credit default swaps...................................     24
     Currency transactions..................................     24
     Defensive investments..................................     24
     Equity securities......................................     24
       Convertible securities...............................     24
       Market capitalization ranges.........................     24
       Warrants.............................................     25
       Rights...............................................     25
     Firm commitment agreements and when-issued or delayed
      delivery transactions.................................     25
     Fixed income securities................................     25
       U.S. government securities...........................     25
       Corporate debt instruments...........................     25
       Investment grade fixed income security...............     25
       Junk bond............................................     25
       Pass-through securities..............................     25
       Preferred stocks.....................................     25
       Zero-Coupon Bonds and Deferred Interest Bonds........     25
     Foreign securities.....................................     25
     Forward commitments....................................     26
     Illiquid/Restricted securities.........................     26
     Options and futures....................................     26
     REITs..................................................     26

     Short-term investments.................................     26
     Special situation......................................     26
     Total return swaps.....................................     26
  Risk Terminology..........................................     26
     Active trading.........................................     26
     Credit quality.........................................     27
     Currency volatility....................................     27
     Foreign exposure.......................................     27
     Growth stocks..........................................     27
     Hedging................................................     27
     Interest rate fluctuations.............................     27
     Market volatility......................................     27
     Prepayment.............................................     27
     Natural resources sector...............................     27
     Securities selection...................................     28
     Small and medium sized companies.......................     28
MANAGEMENT..................................................     29
  Information about the Investment Adviser..................     29
  Information about the Subadviser..........................     29
     Wellington Management Company, LLP ("Wellington
      Management")..........................................     29
  Portfolio Management......................................     29
  Payments in Connection with Distribution..................     35
  Custodian, Transfer and Dividend Paying Agent.............     35
  Legal Proceedings.........................................     35
FINANCIAL HIGHLIGHTS........................................     37
FOR MORE INFORMATION........................................     39

Q&A

"CORE EQUITY SECURITIES" are stocks, primarily of well established companies, diversified by industry and company type that are selected based on their predictable or anticipated earnings growth and best relative value.

A "GROWTH" PHILOSOPHY -- that of investing in securities believed to offer the potential for capital appreciation -- focuses on securities of companies that are considered to have a historical record of an above-average growth rate, significant growth potential, above-average earnings growth or value, the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand.

A "VALUE" PHILOSOPHY -- that of investing in securities believed to be undervalued in the market -- often reflects a contrarian approach in that the potential for superior relative performance is believed to be highest when stocks of fundamentally solid companies are out of favor. The selection criteria is generally calculated to identify stocks of companies with solid financial strength and generous dividend yields that have low price-earnings ratios and have generally been overlooked by the market, or companies undervalued within an industry or market capitalization category.

CAPITAL APPRECIATION/GROWTH is an increase in the market value of securities held.

--------------------------------------------------------------------------------

                                TRUST HIGHLIGHTS
--------------------------------------------------------------------------------

The following questions and answers are designed to give you an overview of Anchor Series Trust (the "Trust") and to provide you with information about the Trust's nine separate investment series ("Portfolios"), eight of which are described in this Prospectus, and their investment goals and principal investment strategies. More detailed investment information is provided in the charts, under "More Information About the Portfolios," beginning on page 20, and the glossary that follows on page 24.

Q:  WHAT ARE THE PORTFOLIOS' INVESTMENT GOALS AND PRINCIPAL INVESTMENT
    STRATEGIES?

A: Each Portfolio operates as a separate mutual fund with its own investment goal and a principal investment strategy for pursuing it. There can be no assurance that any Portfolio will meet its investment goal or that the net return on an investment will exceed what could have been obtained through other investment or savings vehicles. Each investment goal and principal investment strategy may not be changed without shareholder vote. You will receive at least 60 days' notice prior to any change to the 80% investment policies set forth below.


------------------------------------------------------------------------------------------------
                                       EQUITY PORTFOLIOS
------------------------------------------------------------------------------------------------
          PORTFOLIO                  INVESTMENT GOAL          PRINCIPAL INVESTMENT STRATEGY
------------------------------------------------------------------------------------------------
  GROWTH AND INCOME            high current income and        invests primarily (at least
  PORTFOLIO                    long-term capital              65%) in core equity securities
                               appreciation                   that provide the potential for
                                                              growth and offer income, such
                                                              as dividend-paying stocks
------------------------------------------------------------------------------------------------
  GROWTH PORTFOLIO             capital appreciation           invests primarily in core
                                                              equity securities that are
                                                              widely diversified by industry
                                                              and company
------------------------------------------------------------------------------------------------
  CAPITAL APPRECIATION         long-term capital              invests primarily in growth
  PORTFOLIO                    appreciation                   equity securities across a
                                                              wide range of industries and
                                                              companies, using a
                                                              wide-ranging and flexible
                                                              stock picking approach; may be
                                                              concentrated more than other
                                                              Portfolios
------------------------------------------------------------------------------------------------
  NATURAL RESOURCES            total return in excess of      using a value approach,
  PORTFOLIO                    the U.S. rate of inflation     invests primarily in equity
                               as represented by the          securities of U.S. or foreign
                               Consumer Price Index           companies that are expected to
                                                              provide favorable returns in
                                                              periods of rising inflation;
                                                              under normal market
                                                              circumstances, at least 80% of
                                                              net assets are invested in
                                                              securities related to natural
                                                              resources, such as energy,
                                                              metals, mining and forest
                                                              products
------------------------------------------------------------------------------------------------

                                        4                    Anchor Series Trust

ASSET ALLOCATION is a varying combination, depending on market conditions and risk level, of stocks, bonds, money market instruments and other assets.

TOTAL RETURN is a measure of performance which combines all elements of return including income and capital appreciation; it represents the change in value of an investment over a given period expressed as a percentage of the initial investment.

FIXED INCOME PORTFOLIOS typically seek to provide high current income consistent with the preservation of capital by investing in fixed income securities.

INCOME consists of interest payments from bonds or dividends from stocks.

YIELD is the annual dollar income received on an investment expressed as a percentage of the current or average price.

"HIGH-QUALITY" INSTRUMENTS have a very strong capacity to pay interest and repay principal; they reflect the issuers' high creditworthiness and low risk of default.

"NET ASSETS" will take into account borrowing for investment purposes.



------------------------------------------------------------------------------------------------
                                     ALLOCATION PORTFOLIOS
------------------------------------------------------------------------------------------------
          PORTFOLIO                  INVESTMENT GOAL          PRINCIPAL INVESTMENT STRATEGY
------------------------------------------------------------------------------------------------
  MULTI-ASSET PORTFOLIO        long-term total investment     actively allocates the
                               return consistent with         Portfolio's assets among
                               moderate investment risk       equity securities, investment
                                                              grade fixed income securities
                                                              and cash with less risk than
                                                              the Strategic Multi-Asset
                                                              Portfolio
------------------------------------------------------------------------------------------------
  STRATEGIC MULTI-ASSET        high long-term total           actively allocates the
  PORTFOLIO                    investment return              Portfolio's assets among
                                                              equity securities of U.S. and
                                                              foreign companies, large,
                                                              medium and small company
                                                              equity securities, global
                                                              fixed income securities
                                                              (including high-yield,
                                                              high-risk bonds) and cash with
                                                              more risk than the Multi-Asset
                                                              Portfolio
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

                                    FIXED INCOME PORTFOLIOS
------------------------------------------------------------------------------------------------
          PORTFOLIO                  INVESTMENT GOAL          PRINCIPAL INVESTMENT STRATEGY
------------------------------------------------------------------------------------------------
  MONEY MARKET PORTFOLIO       current income consistent      invests in a diversified
                               with stability of principal    portfolio of money market
                                                              instruments maturing in 397
                                                              days or less and maintains a
                                                              dollar-weighted average
                                                              portfolio maturity of not more
                                                              than 90 days
------------------------------------------------------------------------------------------------
  GOVERNMENT AND QUALITY       relatively high current        invests, under normal
  BOND PORTFOLIO               income, liquidity and          circumstances, at least 80% of
                               security of principal          net assets in obligations
                                                              issued, guaranteed or insured
                                                              by the U.S. government, its
                                                              agencies or instrumentalities
                                                              and in high quality corporate
                                                              fixed income securities (rated
                                                              AA- or better by Standard &
                                                              Poor's Corporation ("S&P") or
                                                              Aa3 or better by Moody's
                                                              Investor Service, Inc.
                                                              ("Moody's"))
------------------------------------------------------------------------------------------------

                                        5                    Anchor Series Trust

Q:  WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS?

A: The following section describes the principal risks of each Portfolio, while the charts beginning on page 21 describe various additional risks.

    Risks of Investing in Equity Securities

    The GROWTH AND INCOME, GROWTH, CAPITAL APPRECIATION and NATURAL RESOURCES PORTFOLIOS invest primarily in equities. In addition, the MULTI-ASSET and STRATEGIC MULTI-ASSET PORTFOLIOS invest significantly in equities. As with any equity fund, the value of your investment in any of these Portfolios may fluctuate in response to stock market movements. Growth stocks are historically volatile, which will particularly affect the GROWTH AND INCOME, GROWTH and CAPITAL APPRECIATION PORTFOLIOS. In addition, individual stocks selected for any of these Portfolios may underperform the market generally. You should be aware that the performance of different types of equity stocks may perform well under varying market conditions -- for example, "value" stocks may perform well under circumstances in which "growth" stocks in general have fallen, or vice versa.

    Risks of Investing in Bonds

    The GOVERNMENT AND QUALITY BOND PORTFOLIO invests primarily in bonds. In addition, the MULTI-ASSET and STRATEGIC MULTI-ASSET PORTFOLIOS invest significantly in bonds. As a result, as with any bond fund, the value of your investment in these Portfolios may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by bond issuers. To the extent a Portfolio is invested in the bond market, movements in the bond market may affect its performance. In addition, individual bonds selected for any of these Portfolios may underperform the market generally.

    Risks of Investing in Junk Bonds

    The STRATEGIC MULTI-ASSET PORTFOLIO may invest in high yield, high risk bonds commonly known as "junk bonds," which are considered speculative. Junk bonds carry a substantial risk of default or of changes in the issuer's creditworthiness, or they may already be in default. A junk bond's market price may fluctuate more than higher-quality securities and may decline significantly. In addition, it may be more difficult for the Portfolio to dispose of junk bonds or to determine their value. Junk bonds may contain redemption or call provisions that, if exercised during a period of declining interest rates, may force the Portfolio to replace the security with a lower yielding security. If this occurs, it will result in a decreased return for you.

    Risks of Investing in Money Market Securities

    You should be aware that an investment in the MONEY MARKET PORTFOLIO is subject to the risk that the value of its investments in high-quality short-term debt obligations (also known as "money market securities") may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal. You should also be aware that the return on an investment in the MONEY MARKET PORTFOLIO may not be the same as a return on an investment in a money market fund available directly to the public, even where gross yields are equivalent, due to fees at the contract level. Furthermore, although the Portfolio seeks to maintain a stable net asset value of $1.00 per share for purposes of purchases and redemptions, there can be no assurance that the net asset value will not vary.

                                        6                    Anchor Series Trust

    Risks of Investing Internationally

    All of the Portfolios may, and the GROWTH AND INCOME, GROWTH, CAPITAL APPRECIATION, MULTI-ASSET, STRATEGIC MULTI-ASSET and NATURAL RESOURCES PORTFOLIOS will, invest to varying degrees in foreign securities, including in "emerging market" countries. These securities may be denominated in currencies other than U.S. dollars. The MONEY MARKET PORTFOLIO, however, may only invest in U.S. dollar-denominated foreign securities. Foreign investing presents special risks, particularly in certain emerging markets. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

    Risks of Investing in Smaller Companies

    Stocks of smaller companies may be more volatile than, and not as liquid as, those of larger companies. This will particularly affect the GROWTH, CAPITAL APPRECIATION, MULTI-ASSET, STRATEGIC MULTI-ASSET and NATURAL RESOURCES PORTFOLIOS.

    Risks of Investing in Natural Resources

    The NATURAL RESOURCES PORTFOLIO will be subject to certain risks specific to investing in the natural resources industry. Investments in securities related to precious metals and minerals are considered speculative. Prices of precious metals may fluctuate sharply over short time periods due to changes in inflation or expectations regarding inflation in various countries; metal sales by governments, central banks or international agencies; investment speculation; changes in industrial and commercial demand; and governmental prohibitions or restrictions on the private ownership of certain precious metals or minerals.

    In addition, the market price of securities that are tied into the market price of a natural resource will fluctuate on the basis of the natural resource. However, there may not be a perfect correlation between the movements of the asset-based security and the market price of the underlying natural resource. Further, these securities typically bear interest or pay dividends at below market rates, and in certain cases at nominal rates. The Portfolio's investments in natural resources securities exposes it to greater risk than a portfolio less concentrated in a group of related industries.

    Additional Principal Risks

    Shares of the Portfolios are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Portfolio will be able to achieve its investment goals. If the value of the assets of a Portfolio goes down, you could lose money.

Q:  HOW HAVE THE PORTFOLIOS PERFORMED HISTORICALLY?

A: The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Portfolios by showing changes in the Portfolios' performance from calendar year to calendar year and comparing the Portfolios' average annual returns to those of an appropriate market index. Fees and expenses incurred at the contract level are not reflected in the bar charts or tables. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Portfolio will perform in the future.

                                        7                    Anchor Series Trust

--------------------------------------------------------------------------------

                          GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                              GROWTH AND INCOME PORTFOLIO
                                                              ---------------------------
1997                                                                     28.76%
1998                                                                     30.16%
1999                                                                     15.88%
2000                                                                     -6.70%
2001                                                                    -11.41%
2002                                                                    -24.31%
2003                                                                     26.18%
2004                                                                      6.21%
2005                                                                      4.75%
2006                                                                     11.21%

During the 10-year period shown in the bar chart, the highest return for a quarter was 20.28% (quarter ended 12/31/98) and the lowest return for a quarter was -17.38% (quarter ended 9/30/02).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE   PAST FIVE   PAST TEN
CALENDAR YEAR ENDED DECEMBER 31, 2006)                          YEAR       YEARS      YEARS
---------------------------------------------------------------------------------------------
 Growth and Income Portfolio Class 1                           11.21%      3.40%       6.61%
---------------------------------------------------------------------------------------------
 S&P 500(R) Index(1)                                           15.79%      6.19%       8.42%
---------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

1 The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

                                        8                    Anchor Series Trust

--------------------------------------------------------------------------------

                                GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                              GROWTH PORTFOLIO
                                                              ----------------
1997                                                                30.41%
1998                                                                28.96%
1999                                                                26.94%
2000                                                                -1.03%
2001                                                               -13.09%
2002                                                               -22.15%
2003                                                                29.94%
2004                                                                10.82%
2005                                                                 7.11%
2006                                                                13.30%

During the 10-year period shown in the bar chart, the highest return for a quarter was 23.93% (quarter ended 12/31/98) and the lowest return for a quarter was -17.43% (quarter ended 9/30/02).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE   PAST FIVE   PAST TEN
CALENDAR YEAR ENDED DECEMBER 31, 2006)                          YEAR       YEARS      YEARS
---------------------------------------------------------------------------------------------
 Growth Portfolio Class 1                                      13.30%       6.35%      9.59%
---------------------------------------------------------------------------------------------
 Russell 3000(R) Index(1)                                      15.72%       7.17%      8.64%
---------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

1 The Russell 3000(R) Index is an unmanaged, weighted index of the 3,000 largest publicly traded companies by market capitalization in the United States and is broadly representative of the universe of potential securities in which the Portfolio may invest.

                                        9                    Anchor Series Trust

--------------------------------------------------------------------------------

                         CAPITAL APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                              CAPITAL APPRECIATION PORTFOLIO
                                                              ------------------------------
1997                                                                       25.43%
1998                                                                       22.20%
1999                                                                       67.58%
2000                                                                       -7.47%
2001                                                                      -12.61%
2002                                                                      -22.66%
2003                                                                       32.27%
2004                                                                        9.11%
2005                                                                       11.67%
2006                                                                       11.39%

During the 10-year period shown in the bar chart, the highest return for a quarter was 39.01% (quarter ended 12/31/99) and the lowest return for a quarter was -22.41% (quarter ended 9/30/01).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE           PAST ONE   PAST FIVE   PAST TEN
CALENDAR YEAR ENDED DECEMBER 31, 2006)              YEAR       YEARS      YEARS
---------------------------------------------------------------------------------
 Capital Appreciation Portfolio Class 1            11.39%      6.78%      11.17%
---------------------------------------------------------------------------------
 Russell 3000(R) Growth Index(1)                    9.46%      3.02%       5.34%
---------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

1 The Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000(R) Growth or the Russell 2000(R) Growth Indices.

                                       10                    Anchor Series Trust

--------------------------------------------------------------------------------

                          NATURAL RESOURCES PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                              NATURAL RESOURCES PORTFOLIO
                                                              ---------------------------
1997                                                                     -8.59%
1998                                                                    -17.33%
1999                                                                     41.51%
2000                                                                     19.42%
2001                                                                     -1.01%
2002                                                                      8.33%
2003                                                                     47.77%
2004                                                                     25.01%
2005                                                                     46.13%
2006                                                                     24.93%

During the 10-year period shown in the bar chart, the highest return for a quarter was 25.03% (quarter ended 9/30/05) and the lowest return for a quarter was -17.46% (quarter ended 12/31/97).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE           PAST ONE   PAST FIVE   PAST TEN
CALENDAR YEAR ENDED DECEMBER 31, 2006)              YEAR       YEARS      YEARS
---------------------------------------------------------------------------------
 Natural Resources Portfolio Class 1               24.93%      29.58%     16.53%
---------------------------------------------------------------------------------
 S&P 500(R) Index(1)                               15.79%       6.19%      8.42%
---------------------------------------------------------------------------------
 MSCI/S&P World Metals & Mining(2)                 38.27%      29.16%     11.23%
---------------------------------------------------------------------------------
 MSCI/S&P World Oil & Gas(2)                       19.12%      18.63%     14.03%
---------------------------------------------------------------------------------
 MSCI/S&P World Energy Equipment & Services(2)     15.09%      18.83%      9.46%
---------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

1 The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

2 The Morgan Stanley Capital International (MSCI)/S&P World Metals & Mining Index consists of companies conducting business in the following industries: aluminum, diversified metals and mining, gold, precious metals and minerals and steel.

   The MSCI/S&P World Oil & Gas is comprised of integrated oil companies engaged in the exploration, production, refinement, transportation, distribution, and marketing of oil and gas products.

   The MSCI/S&P World Energy, Equipment & Services is comprised of manufacturers of oil rigs and drilling equipment, and providers of drilling services and manufacturers of equipment for and providers of services to the oil and gas industry, including seismic data collection services.

                                       11                    Anchor Series Trust

--------------------------------------------------------------------------------

                             MULTI-ASSET PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                              MULTI-ASSET PORTFOLIO
                                                              ---------------------
1997                                                                  21.12%
1998                                                                  24.47%
1999                                                                  12.45%
2000                                                                  -0.57%
2001                                                                  -4.31%
2002                                                                 -12.96%
2003                                                                  16.87%
2004                                                                   4.60%
2005                                                                   3.91%
2006                                                                   7.72%

During the 10-year period shown in the bar chart, the highest return for a quarter was 12.98% (quarter ended 12/31/98) and the lowest return for a quarter was -9.17% (quarter ended 9/30/02).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE   PAST FIVE   PAST TEN
CALENDAR YEAR ENDED DECEMBER 31, 2006)                          YEAR       YEARS      YEARS
---------------------------------------------------------------------------------------------
 Multi-Asset Portfolio Class 1                                   7.72%      3.56%      6.75%
---------------------------------------------------------------------------------------------
 S&P 500(R) Index(1)                                            15.79%      6.19%      8.42%
---------------------------------------------------------------------------------------------
 Lehman Brothers U.S. Aggregate Index(2)                         4.33%      5.06%      6.24%
---------------------------------------------------------------------------------------------
 3-Month T-Bill(3)                                               4.67%      2.35%      3.58%
---------------------------------------------------------------------------------------------
 Custom Index(3)                                                11.13%      5.83%      7.74%
---------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

1 The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market weighted, the index will reflect changes in larger companies more heavily than those in small companies.

2 The Lehman Brothers U.S. Aggregate Index combines several Lehman Brothers indexes which include the government and corporate markets, agency mortgage pass-through securities, and asset-backed securities.

3 The Custom Index consists of 60% S&P 500(R), 35% Lehman Brothers U.S. Aggregate Index and 5% 3-month T-bill. The Portfolio believes that the Custom Index may be more representative of the market sectors or types of securities in which the Portfolio invests pursuant to its stated investment strategies than any of the individual benchmark indices, in that it includes both equity and fixed income components. The weightings of the components of the Custom Index are intended to approximate the allocation of the Portfolio's assets, but at any given time may not be indicative of the actual allocation of Portfolio assets among market sectors or types of investments.

                                       12                    Anchor Series Trust

--------------------------------------------------------------------------------

                        STRATEGIC MULTI-ASSET PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                              STRATEGIC MULTI-ASSET PORTFOLIO
                                                              -------------------------------
1997                                                                       14.32%
1998                                                                       15.21%
1999                                                                       28.15%
2000                                                                       -5.61%
2001                                                                       -7.36%
2002                                                                      -12.41%
2003                                                                       29.26%
2004                                                                       11.09%
2005                                                                        9.49%
2006                                                                       11.09%

During the 10-year period shown in the bar chart, the highest return for a quarter was 16.65% (quarter ended 12/31/99) and the lowest return for a quarter was -12.97% (quarter ended 9/30/02).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE   PAST FIVE   PAST TEN
CALENDAR YEAR ENDED DECEMBER 31, 2006)                          YEAR       YEARS      YEARS
---------------------------------------------------------------------------------------------
 Strategic Multi-Asset Portfolio Class 1                       11.09%       8.87%      8.48%
---------------------------------------------------------------------------------------------
 MSCI AC World USD Index(1)                                    21.53%      11.31%      8.20%
---------------------------------------------------------------------------------------------
 Citigroup World Gov't Bond Index (equal-weighted)(2)           3.26%       4.30%      6.11%
---------------------------------------------------------------------------------------------
 Custom Index (effective January 1, 2006)(3)                   14.99%       8.94%      7.63%
---------------------------------------------------------------------------------------------
 3-Month T-Bill(3)                                              4.67%       2.35%      3.58%
---------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

1 The MSCI All Country (AC) World USD Index is a free-float adjusted market capitalization index that is designed to measure equity performance in the global developed and emerging markets and in 49 global and developed markets. MSCI uses an arbitrary sampling of stocks and aims to capture 85% of the total market capitalization at both the country and industry levels.

2 The Citigroup World Government Bond Index (U.S.$ hedged, ex-Switzerland) is an equal weighted, total return benchmark designed to cover 20+ investment grade country bond markets. The eleven countries of the European Monetary Union count as one geographic region and, in aggregate, they receive one share of this equal-weighted index.

3 The Custom Index consists of 65% Morgan Stanley Capital International (MSCI) AC World Free USD Index, 30% Citigroup World Government Bond Index (U.S.$ Hedged, equal-weighted) (as described in footnotes 1 and 2, respectively), and 5% 3-month T-bill.

                                       13                    Anchor Series Trust

--------------------------------------------------------------------------------

                             MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                              MONEY MARKET PORTFOLIO
                                                              ----------------------
1997                                                                    5.10%
1998                                                                    5.10%
1999                                                                    4.69%
2000                                                                    5.95%
2001                                                                    3.70%
2002                                                                    1.08%
2003                                                                    0.31%
2004                                                                    0.35%
2005                                                                    2.25%
2006                                                                    4.12%

During the 10-year period shown in the bar chart, the highest return for a quarter was 1.52% (quarter ended 12/31/00) and the lowest return for a quarter was 0.03% (quarter ended 3/31/04).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                        PAST ONE    PAST FIVE    PAST TEN
CALENDAR YEAR ENDED DECEMBER 31, 2006)                           YEAR        YEARS       YEARS
------------------------------------------------------------------------------------------------
 Money Market Portfolio Class 1                                  4.12%       1.61%        3.25%
------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

                                       14                    Anchor Series Trust

--------------------------------------------------------------------------------

                     GOVERNMENT AND QUALITY BOND PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                              GOVERNMENT AND QUALITY BOND PORTFOLIO
                                                              -------------------------------------
1997                                                                           9.53%
1998                                                                           9.18%
1999                                                                          -1.65%
2000                                                                          11.35%
2001                                                                           6.93%
2002                                                                           9.33%
2003                                                                           2.50%
2004                                                                           3.41%
2005                                                                           2.62%
2006                                                                           3.31%

During the 10-year period shown in the bar chart, the highest return for a quarter was 4.68% (quarter ended 9/30/98) and the lowest return for a quarter was -2.25% (quarter ended 6/30/04).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                   PAST ONE   PAST FIVE   PAST TEN
CALENDAR YEAR ENDED DECEMBER 31, 2006)                      YEAR       YEARS      YEARS
-----------------------------------------------------------------------------------------
 Government and Quality Bond Portfolio Class 1              3.31%      4.20%       5.58%
-----------------------------------------------------------------------------------------
 Lehman Brothers U.S. Aggregate A or Better Index(1)        4.33%      4.92%       6.19%
-----------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

1 The Lehman Brothers U.S. Aggregate A or Better Index is a subset of the Lehman Brothers Aggregate Bond Index and indices, government and corporate bonds, agency mortgage pass-through securities, and asset-backed securities. However, the Lehman Brothers U.S. Aggregate A or Better Index excludes BBB bonds.

                                       15                    Anchor Series Trust

--------------------------------------------------------------------------------

                                EXPENSE SUMMARY
--------------------------------------------------------------------------------

The table below describes the fees and expenses you may pay on shares if you remain invested in each Portfolio. Each Portfolio's annual operating expenses do not reflect the separate account fees charged in the Variable Contracts, as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                             GROWTH                   CAPITAL
                           AND INCOME    GROWTH     APPRECIATION   MULTI-ASSET
                           PORTFOLIO    PORTFOLIO    PORTFOLIO      PORTFOLIO
                           ----------   ---------   ------------   -----------
                            Class 1      Class 1      Class 1        Class 1
                            -------      -------      -------        -------
Management Fees..........     0.70%       0.67%         0.70%          1.00%
Service (12b-1) Fees.....     0.00%       0.00%         0.00%          0.00%
Other Expenses...........     0.39%       0.03%         0.04%          0.17%
Total Annual Portfolio
  Operating Expenses.....     1.09%       0.70%         0.74%          1.17%

                            STRATEGIC       MONEY        GOVERNMENT       NATURAL
                           MULTI-ASSET     MARKET       AND QUALITY      RESOURCES
                            PORTFOLIO     PORTFOLIO    BOND PORTFOLIO    PORTFOLIO
                           -----------    ---------    --------------    ---------
                             Class 1       Class 1        Class 1         Class 1
                             -------       -------        -------         -------
Management Fees..........      1.00%        0.50%           0.55%           0.75%
Service (12b-1) Fees.....      0.00%        0.00%           0.00%           0.00%
Other Expenses...........      0.28%        0.47%           0.05%           0.06%
Total Annual Portfolio
  Operating Expenses.....      1.28%        0.97%           0.60%           0.81%

EXAMPLE

This Example is intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year, reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract Prospectus for information on such charges. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                                                                1         3         5         10
                                                               YEAR     YEARS     YEARS     YEARS
                                                              ------   -------   -------   --------
Growth and Income Portfolio.................................   $111     $347      $601      $1,329

Growth Portfolio............................................   $ 72     $224      $390      $  871

Capital Appreciation Portfolio..............................   $ 76     $237      $411      $  918

Natural Resources Portfolio.................................   $ 83     $259      $450      $1,002

Multi-Asset Portfolio.......................................   $119     $372      $644      $1,420

Strategic Multi-Asset Portfolio.............................   $130     $406      $702      $1,545

Money Market Portfolio......................................   $ 99     $309      $536      $1,190

Government and Quality Bond Portfolio.......................   $ 61     $192      $335      $  750

                                       16                    Anchor Series Trust

--------------------------------------------------------------------------------

                              ACCOUNT INFORMATION
--------------------------------------------------------------------------------

Shares of each Portfolio are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies ("Variable Contracts") offered by life insurance companies affiliated with AIG SunAmerica Asset Management Corp. ("AIG SAAMCo"), the investment adviser and manager, as well as non-affiliated life insurance companies. All shares of the Trust are owned by "Separate Accounts" of the life insurance companies. The term "Manager" as used in this Prospectus means either AIG SAAMCo or the other registered investment advisers that serve as subadvisers to the Trust, as the case may be.

If you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the life insurance companies. Class 1 shares of the Portfolios, which are issued only in connection with certain Variable Contracts are offered through this Prospectus. Class 2 and Class 3 shares are offered through a separate prospectus.

You should be aware that the Variable Contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the contracts, which accompanies this Prospectus.

The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts through the various life insurance companies. Nevertheless, the Trust's Board of Trustees (the "Board") intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.

TRANSACTION POLICIES

VALUATION OF SHARES. The net asset value per share ("NAV") for each Portfolio and class, other than the MONEY MARKET PORTFOLIO, is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of such class's outstanding shares. The NAV for each Portfolio also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Portfolio. As a result, the value of the Portfolio's shares may change on days when you will not be able to purchase or redeem your shares.

Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Trust's Board, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved by the Board.

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the market price at the close of such exchanges on the day of valuation. If a security's price is available from more than one exchange, a Portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio's shares, and the Portfolio may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. A Portfolio may also fair value securities in other

                                       17                    Anchor Series Trust
situations, for example, when a particular foreign market is closed but the Portfolio is open. For foreign equity securities, the Trust uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices. Securities held by the MONEY MARKET PORTFOLIO are valued on an amortized cost method which approximates fair market value.

Because Class 2 and Class 3 shares are subject to service fees, while Class 1 shares are not, the net asset value per share of the Class 2 and Class 3 shares will generally be lower than the net asset value per share of the Class 1 shares of each Portfolio.

Certain Portfolios may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of these Portfolios' shares may change on days when the Trust is not open for purchases or redemptions.

BUY AND SELL SHARES. The Separate Accounts buy and sell shares of a Portfolio at NAV, without any sales or other charges.

EXECUTION OF REQUESTS. The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust, or the insurance company as its authorized agent, before the Trust's close of business (generally, 4:00 p.m., Eastern time), the order will receive that day's closing price. If the order is received after that time, it will receive the next business day's closing price.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.

FREQUENT PURCHASES AND REDEMPTIONS OF SHARES

The Portfolios, which are offered only through Variable Contracts, are intended for long-term investment and not as frequent short-term trading ("market timing") vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not acquire Variable Contracts that relate to shares of the Portfolios. The Board of Trustees has adopted policies and procedures with respect to market timing activity as discussed below.

The Trust believes that market timing activity is not in the best interest of its Portfolios' performance or their participants. Market timing can disrupt the ability of a Manager to invest assets in an orderly, long-term manner, which may have an adverse impact on the performance of the Portfolios. In addition, market timing may increase a Portfolio's expenses through: increased brokerage, transaction and administrative costs; forced and unplanned portfolio turnover; and large asset swings that decrease a Portfolio's ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Portfolio performance.

Since all the Portfolios, except the Money Market Portfolio, may invest significantly in foreign securities and because the Strategic Multi-Asset and Asset Allocation Portfolios may invest in high yield fixed income securities ("junk bonds"), they may be particularly vulnerable to market timing. Market timing in Portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Portfolio's international portfolio securities trade and the time as of which the Portfolio's net asset value is calculated. Market timing in Portfolios investing significantly in junk bonds may occur if market prices are not readily available for a Portfolio's junk bond holdings. Market timers may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio's net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Portfolio. One of the objectives of the Trust's fair value pricing procedures is to minimize the possibilities of this type of market timing (see "Transaction Policies -- Valuation of Shares").

                                       18                    Anchor Series Trust

Shares of the Portfolios are held through Separate Accounts. The ability of the Trust to monitor transfers made by the participants in Separate Accounts maintained by financial intermediaries is limited by the institutional nature of these omnibus accounts. The Board's policy is that the Portfolios must rely on the Separate Account to both monitor market timing within a Portfolio and attempt to prevent it through their own policies and procedures. The Trust has entered into agreements with the Separate Accounts that require the Separate Accounts to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. In situations in which the Trust becomes aware of possible market timing activity, it will notify the Separate Account in order to help facilitate the enforcement of such entity's market timing policies and procedures. There is no guarantee that the Trust will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not the Trust detects it, if market timing activity occurs, then you should anticipate that you will be subject to the disruptions and increased expenses discussed above. The Trust reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from insurance company separate accounts, whether directly or by transfer, including orders that have been accepted by a financial intermediary, that the Trust determines not to be in the best interest of the Portfolios. Such rejections or refusals will be applied uniformly without exception.

Any restrictions or limitations imposed by the Separate Accounts may differ from those imposed by the Trust. Please review your Variable Contract prospectus for more information regarding the insurance company's market timing policies and procedures, including any restrictions or limitations that the Separate Account may impose with respect to trades made through a Variable Contract.

Please refer to the documents pertaining to your Variable Contract prospectus on how to direct investments in or redemptions from (including making transfers into or out of) the Portfolios and any fees that may apply.

PORTFOLIO HOLDINGS

The Trust's policies and procedures with respect to the disclosure of the Portfolios' securities are described in the Statement of Additional Information.

DIVIDEND POLICIES AND TAXES

DISTRIBUTIONS. Each Portfolio, except for the Money Market Portfolio, annually declares and distributes substantially all of its net investment income in the form of dividends. The Money Market Portfolio declares daily and distributes monthly, substantially all of its net investment income in the form of dividends. Distributions from net realized gains, if any, are paid annually for all Portfolios.

Each of the Portfolios reserves the right to declare and pay dividends less frequently than as disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually.

DISTRIBUTION REINVESTMENTS. The dividends and distributions, if any, will be automatically reinvested in additional shares of the same Portfolio on which they were paid.

TAXABILITY OF A PORTFOLIO. Each Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as each Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.

                                       19                    Anchor Series Trust

--------------------------------------------------------------------------------

                     MORE INFORMATION ABOUT THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT SELECTION

Each Portfolio, other than the Multi-Asset, Strategic Multi-Asset and Government and Quality Bond Portfolios, buys and sells securities based on bottom-up investment analysis and individual security selection, with an aim to uncover opportunities with potential for price appreciation. A bottom-up investment approach searches for outstanding performance of individual stocks before considering the impact of economic or industry trends. Each Portfolio is managed using a proprietary fundamental analysis in order to select securities which are deemed to be consistent with the Portfolio's investment objective and are priced attractively. Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. Securities are sold when the investment has achieved its intended purpose, or because it is no longer considered attractive.

The Multi-Asset, Strategic Multi-Asset, Government and Quality Bond and Money Market Portfolios employ both a bottom-up and a top-down analysis in its investment approach. On an individual security basis, a Portfolio buys and sells securities based on bottom up investment analysis, with an aim to uncover opportunities with potential for price appreciation. A bottom-up investment approach searches for outstanding performance of individual stocks before considering the impact of economic or industry trends. Each Portfolio is managed using a proprietary fundamental analysis in order to select securities which are deemed to be consistent with the Portfolio's investment objective and are priced attractively. Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. Securities are sold when the investment has achieved its intended purpose, or because it is no longer considered attractive. In addition, each Portfolio is managed using a proprietary top-down macro analysis for asset allocation among its different asset classes, countries, sectors and styles. Top-down macro analysis involves the assessment of such factors as trends in economic growth, inflation and the capital market environment.

INVESTMENT STRATEGIES

Each Portfolio has its own investment goal and principal investment strategy for pursuing as described in the charts beginning on page 4. The charts provided below summarize information about each Portfolio's investments. We have included a glossary to define the investment and risk terminology used in the charts and throughout this Prospectus. Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase under normal market conditions. You should consider your ability to assume the risks involved before investing in a Portfolio through one of the Variable Contracts.

                                       20                    Anchor Series Trust


-----------------------------------------------------------------------------------------------------------------------
                                                   EQUITY PORTFOLIOS
-----------------------------------------------------------------------------------------------------------------------
                       GROWTH AND INCOME             GROWTH           CAPITAL APPRECIATION     NATURAL RESOURCES
-----------------------------------------------------------------------------------------------------------------------
 What are the        - Equity securities:    - Equity securities:    - Equity securities:    - Equity securities:
 Portfolio's           - large-cap stocks      - large-cap stocks      - large-cap stocks      - large-cap stocks
 principal             - mid-cap stocks        - mid-cap stocks        - mid-cap stocks        - mid-cap stocks
 investments?                                  - small-cap stocks      - small-cap stocks      - small-cap stocks
                                                                                               - foreign equity
                                                                                                 securities
                                                                                                 including ADRs,
                                                                                                 EDRs, or GDRs
-----------------------------------------------------------------------------------------------------------------------
 What other types    - Equity securities:    - Equity securities:    - Equity securities:    - Equity securities:
 of investments or     - foreign equity        - foreign equity        - foreign equity        - rights
 strategies may the      securities              securities              securities            - warrants
 Portfolio use to a      including ADRs,         including ADRs,         including ADRs,     - Fixed income
 significant             EDRs or GDRs (up        EDRs or GDRs (up        EDRs or GDRs (up      securities:
 extent?                 to 20%)                 to 25%)                 to 30%)               - preferred stocks
                       - convertible
                         securities (up to
                         20% in below
                         investment grade
                         convertible
                         securities)
                       - small-cap stocks
                     - Fixed income
                       securities (up to
                       35% of total assets
                       including short-
                       term investments)
                       - U.S. government
                         securities
                       - asset-backed and
                         mortgage-backed
                         securities
                       - high quality
                         foreign government
                         bonds
                       - investment grade
                         corporate bonds
                     - Short-term
                       investments
-----------------------------------------------------------------------------------------------------------------------
 What other types    - Currency              - Currency              - Currency              - Borrowing for
 of investments may    transactions            transactions            transactions            temporary or
 the Portfolio use   - Borrowing for         - Borrowing for         - Borrowing for           emergency purposes
 as part of            temporary or            temporary or            temporary or            (up to 20%)
 efficient             emergency purposes      emergency purposes      emergency purposes    - Currency
 portfolio             (up to 10%)             (up to 10%)             (up to 10%)             transactions
 management or to    - Illiquid securities   - Illiquid securities   - Illiquid securities   - Options and futures
 enhance return?       (up to 10%)             (up to 10%)             (up to 10%)           - Forward commitments
                     - Forward commitments   - Forward commitments   - Forward commitments   - Defensive
                     - When-issued/delayed   - When-issued/delayed   - When-issued/delayed     investments
                       delivery                delivery                delivery              - Illiquid securities
                       transactions            transactions            transactions            (up to 10%)
                     - Defensive             - Defensive             - Defensive             - When-issued/delayed
                       investments             investments             investments             delivery
                     - Special situations    - Special situations    - Special situations      transactions
                     - Options and futures   - Options and futures   - Options and futures   - Special situations
                     - Rights and warrants   - Rights and warrants   - Rights and warrants   - REITs
                                             - Convertible           - Convertible
                                               securities (up to       securities (up to
                                               20%)                    20%)
-----------------------------------------------------------------------------------------------------------------------
 What risks          - Market volatility     - Market volatility     - Market volatility     - Foreign exposure
 normally affect     - Securities selection  - Securities selection  - Securities selection  - Emerging markets
 the Portfolio?      - Active trading        - Small and medium      - Growth stocks         - Market volatility
                     - Hedging                 sized companies       - Small and medium      - Small and medium
                     - Growth stocks         - Active trading          sized companies         sized companies
                     - Interest rate         - Hedging               - Active trading        - Natural resources
                       fluctuations          - Growth stocks         - Hedging                 sector
                     - Currency volatility   - Foreign exposure      - Currency volatility   - Securities selection
                     - Foreign exposure      - Currency volatility   - Foreign exposure      - Active trading
                     - Prepayment                                                            - Hedging
                                                                                             - Currency volatility
-----------------------------------------------------------------------------------------------------------------------

                                       21                    Anchor Series Trust


----------------------------------------------------------------------------------------------------------------------
                                             ASSET ALLOCATION PORTFOLIOS
----------------------------------------------------------------------------------------------------------------------
                                                                                         STRATEGIC
                                                                                        MULTI-ASSET
                                             MULTI-ASSET
----------------------------------------------------------------------------------------------------------------------
 What are the Portfolio's     - Equity securities:                       - Equity securities:
 principal investments?         - large-cap stocks                         - large-cap stocks
                                - mid-cap stocks                           - mid-cap stocks
                                - convertible securities                   - small-cap stocks
                              - Fixed income securities:                   - foreign equity securities including
                                - U.S. government securities                 ADRs, EDRs or GDRs
                                - asset-backed and mortgage-backed         - convertible securities
                                  securities                             - Fixed-income securities:
                                - investment grade fixed income            - U.S. government securities
                                  securities                               - foreign fixed income securities
                                - non-convertible preferred stocks         - asset backed and mortgage backed
                              - Short-term investments                       securities
                                                                           - corporate bonds
                                                                           - preferred stocks
                                                                         - Short-term investments
----------------------------------------------------------------------------------------------------------------------
 What other types of          - Equity securities:                       - Equity securities:
 investments or strategies      - rights                                   - rights
 may the Portfolio use to a     - warrants                                 - warrants
 significant extent?            - small-cap stocks                       - Fixed-income securities:
                              - Fixed income securities:                   - junk bonds (up to 20%)
                                - zero coupon bonds                      - Currency transactions
                              - Foreign securities
                              - Credit default swaps (up to 5%)
                              - Interest rate swaps, caps, floors and
                                collars (up to 10%)
                              - Total return swaps (up to 10%)
----------------------------------------------------------------------------------------------------------------------
 What other types of          - Borrowing for temporary or emergency     - Borrowing for temporary or emergency
 investments may the            purposes (up to 10%)                       purposes (up to 10%)
 Portfolio use as part of     - Options and futures                      - Options and futures
 efficient portfolio          - Forward commitments                      - Forward commitments
 management or to enhance     - Defensive investments                    - Defensive investments
 return?                      - Special situations                       - Special situations
                              - Illiquid securities (up to 10%)          - Illiquid securities (up to 10%)
                              - When-issued/delayed delivery             - When-issued/delayed delivery
                                transactions                               transactions
                                                                         - Emerging markets
----------------------------------------------------------------------------------------------------------------------
 What risks normally affect   - Market volatility                        - Market volatility
 the Portfolio?               - Securities selection                     - Securities selection
                              - Interest rate fluctuations               - Growth stocks
                              - Hedging                                  - Small and medium sized companies
                              - Active trading                           - Interest rate fluctuations
                              - Prepayment                               - Hedging
                              - Foreign exposure                         - Active trading
                                                                         - Credit quality
                                                                         - Foreign exposure
                                                                         - Currency volatility
                                                                         - Prepayment
----------------------------------------------------------------------------------------------------------------------

                                       22                    Anchor Series Trust


----------------------------------------------------------------------------------------------------------------------
                                               FIXED INCOME PORTFOLIOS
----------------------------------------------------------------------------------------------------------------------
                                      MONEY MARKET                                  GOVERNMENT AND
                                                                                     QUALITY BOND
----------------------------------------------------------------------------------------------------------------------
 What are the         - Short-term investments                       - Fixed income securities:
 Portfolio's            - U.S. and foreign                             - U.S. government securities
 principal                                                             - high quality corporate bonds
 investments?                                                          - mortgage backed and asset backed
                                                                         securities
----------------------------------------------------------------------------------------------------------------------
 What other types of  N/A                                            - Fixed-income securities:
 investments or                                                        - corporate bonds rated as low as "A-" (up
 strategies may the                                                      to 20%)
 Portfolio use to a                                                    - foreign fixed income securities (U.S.
 significant extent?                                                     dollar denominated)
                                                                     - Credit default swaps (up to 5%)
                                                                     - Interest rate swaps, caps, floors and
                                                                       collars (up to 10%)
                                                                     - Total return swaps (up to 10%)
----------------------------------------------------------------------------------------------------------------------
 What other types of  - Borrowing for temporary or emergency         - Borrowing for temporary or emergency
 investments may the    purposes (up to 10%)                           purposes (up to 10%)
 Portfolio use as     - Illiquid securities (up to 10%)              - Illiquid securities (up to 10%)
 part of efficient    - Forward commitments                          - Forward commitments
 portfolio            - When-issued/delayed delivery transactions    - When-issued/delayed delivery transactions
 management or to                                                    - Defensive investments
 enhance return?                                                     - Zero coupon bonds
                                                                     - Currency transactions
                                                                     - Futures
                                                                     - Special situations
                                                                     - Rights and warrants
----------------------------------------------------------------------------------------------------------------------
 What risks normally  - Securities selection                         - Market volatility
 affect the           - Interest rate fluctuations                   - Securities selection
 Portfolio?           - Active trading                               - Interest rate fluctuations
                                                                     - Active trading
                                                                     - Hedging
                                                                     - Credit quality
                                                                     - Prepayment
----------------------------------------------------------------------------------------------------------------------

                                       23                    Anchor Series Trust

--------------------------------------------------------------------------------

                                    GLOSSARY
--------------------------------------------------------------------------------

INVESTMENT TERMINOLOGY

BORROWING FOR TEMPORARY OR EMERGENCY PURPOSES involves the borrowing of cash or securities by a Portfolio in limited circumstances, including to meet redemptions. Borrowing will cost a Portfolio interest expense and other fees. Borrowing may exaggerate changes in a Portfolio's net asset value and the cost may reduce a Portfolio's return.

CREDIT DEFAULT SWAPS involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit default swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party upon the occurrence of specified credit events.

CURRENCY TRANSACTIONS include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates or to enhance return.

DEFENSIVE INVESTMENTS include high quality fixed income securities, repurchase agreements and other money market instruments. A Portfolio may make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.

EQUITY SECURITIES, such as COMMON STOCKS, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as CONVERTIBLE PREFERRED STOCK, CONVERTIBLE BONDS, WARRANTS and RIGHTS, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

     - CONVERTIBLE SECURITIES are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

     - MARKET CAPITALIZATION RANGES. Companies are classified as large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding securities of the company at the time of purchase. LARGE-CAP COMPANIES will generally include companies whose market capitalizations, at the time of purchase, are equal to or greater than the smallest company in the Russell 1000(R) Index during the most recent 12-month period. During the 12-month period ending December 31, 2006, the smallest company in the Russell 1000(R) Index during the most recent 12-months had a market-cap of $265 million. MID-CAP COMPANIES will generally include companies whose market capitalizations, at the time of purchase, range from the smallest company included in the Russell Midcap Index to the largest company in the Russell Midcap Index during the most recent 12-month period. During the 12-month period ending December 31, 2006, the smallest company in the Russell Midcap Index had a market-cap of $265 million and the largest company in the Russell Midcap Index had a market-cap of $27.2 billion. SMALL-CAP COMPANIES will generally include companies whose market capitalizations, at the time of purchase, are equal to or less than the largest company in the Russell 2000(R) Index during the most recent 12-month period. During the 12-month period ending December 31, 2006, the largest company in the Russell 2000 index had a market-cap of $6.2 billion.

       Due to fluctuations in market conditions, there may be some overlap among capitalization categories. The market capitalization of companies within any Portfolio's investments may change over time; however, a Portfolio will not sell a stock just because a company has grown to a market capitalization outside the appropriate range. The Portfolios may, on occasion, purchase companies with a market capitalization above or below the range.

                                       24                    Anchor Series Trust

     - WARRANTS are rights to buy common stock of a company at a specified price during the life of the warrant.

     - RIGHTS represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

FIRM COMMITMENT AGREEMENTS and WHEN-ISSUED or DELAYED-DELIVERY TRANSACTIONS call for the purchase or sale of securities at an agreed-upon price on a specified future date. At the time of delivery of the securities, the value may be more or less than the purchase price.

FIXED INCOME SECURITIES are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. Investments in fixed income securities include:

     - U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

     - CORPORATE DEBT INSTRUMENTS (bonds, notes and debentures) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

     - An INVESTMENT GRADE FIXED INCOME SECURITY is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by the Adviser or Subadviser). The two best-known debt rating agencies are S&P and Moody's Investors Service, Inc. (Moody's). INVESTMENT GRADE refers to any security rated "BBB" or above by S&P or "Baa" or above by Moody's.

     - A JUNK BOND is a high yield, high risk bond that does not meet the credit quality standards of an investment grade security.

     - PASS-THROUGH SECURITIES involve various debt obligations that are backed by a pool of mortgages or other assets. Principal and interest payments made on the underlying asset pools are typically passed through to investors. Types of pass-through securities include MORTGAGE-BACKED SECURITIES, collateralized mortgage obligations, commercial mortgage-backed securities, and ASSET-BACKED SECURITIES.

     - PREFERRED STOCKS receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.

     - ZERO-COUPON BONDS and DEFERRED INTEREST BONDS are debt obligations issued or purchased at a significant discount from face value. Certain zero coupon bonds (DISCOUNT BONDS) also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date.

FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies (PFICs), American Depositary Receipts
(ADRs) or other similar securities that represent interests in foreign equity securities, such as

                                       25                    Anchor Series Trust

European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). An EMERGING MARKET country is generally one with a low or middle income economy or that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by Adviser or Subadviser.

FORWARD COMMITMENTS are contracts to purchase or sell securities at a fixed price with delivery and cash settlement to occur at a future date beyond normal settlement time. At the time that a Portfolio enters into a forward commitment to sell a security, the Portfolio may not hold that security. A Portfolio may also dispose of or renegotiate a commitment prior to settlement. At settlement, the value of the securities may be more or less than the purchase price.

ILLIQUID/RESTRICTED SECURITIES are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

OPTIONS AND FUTURES are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index. An option gives its owner the right, but not the obligation, to buy ("call") or sell ("put") a specified amount of a security at a specified price within a specified time period. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price.

REITs (real estate investment trusts) are trusts that invest primarily in commercial real estate or real estate related loans. The value of an interest in a REIT may be affected by the value and the cash flows of the properties owned or the quality of the mortgages held by the REIT.

SHORT-TERM INVESTMENTS include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities may provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses without having to sell other portfolio securities.

A SPECIAL SITUATION arises when, in the opinion of the Subadviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

TOTAL RETURN SWAPS are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component.

RISK TERMINOLOGY

ACTIVE TRADING: A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Portfolio. In addition, because a Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section we provide each Portfolio's portfolio turnover rate for each of the last five fiscal years.

                                       26                    Anchor Series Trust

CREDIT QUALITY: The creditworthiness of the issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue JUNK BONDS. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

CURRENCY VOLATILITY: The value of a Portfolio's foreign investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio's non-U.S. dollar denominated securities.

FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an EMERGING MARKET. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

GROWTH STOCKS: Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

HEDGING: Hedging is a strategy in which a Portfolio uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the derivative will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. An improper hedge could also reduce gains or cause losses.

INTEREST RATE FLUCTUATIONS: The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

MARKET VOLATILITY: The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Portfolio's portfolio.

PREPAYMENT: Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other pass-through securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates a Portfolio may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by the Portfolio may exhibit price characteristics of longer-term debt securities.

NATURAL RESOURCES SECTOR: The value of equity investments in the natural resources sector will fluctuate based on a number of factors, including: market conditions generally; the market for the particular natural resource in which the issuer is involved; events of nature; and international politics.

                                       27                    Anchor Series Trust

SECURITIES SELECTION: A strategy used by a Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

SMALL AND MEDIUM SIZED COMPANIES: Companies with smaller market capitalizations tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are also usually more volatile and entail greater risks than securities of large companies.

                                       28                    Anchor Series Trust

--------------------------------------------------------------------------------

                                   MANAGEMENT
--------------------------------------------------------------------------------

INFORMATION ABOUT THE INVESTMENT ADVISER

AIG SUNAMERICA ASSET MANAGEMENT CORP. ("AIG SAAMCo") serves as investment adviser and manager for all the Portfolios of the Trust. AIG SAAMCo oversees the Subadviser, provides various administrative services and supervises the daily business affairs of each Portfolio. AIG SAAMCo, located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992, is a corporation organized under the laws of the state of Delaware, and managed, advised or administered assets in excess of $52.5 billion as of December 31, 2006. In addition to serving as investment adviser and manager to the Trust, AIG SAAMCo serves as adviser, manager and/or administrator for AIG Series Trust, Inc., AIG SunAmerica Focused Alpha Growth Fund, Inc., AIG SunAmerica Focused Alpha Large Cap Fund, Inc., Seasons Series Trust, SunAmerica Focused Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Series Trust, SunAmerica Senior Floating Rate Fund, Inc., VALIC Company I and VALIC Company II.

A discussion regarding the basis for the Board of Trustees approval of the Trust's investment advisory agreement and the subadvisory agreement between AIG SAAMCo and the Subadviser is available in the Trust's 2006 Annual Report to shareholders, which is available upon request.

For the fiscal year ended December 31, 2006, each Portfolio paid AIG SAAMCo a fee equal to the following percentage of average daily net assets:

                         PORTFOLIO                            FEE
                         ---------                            ----
Growth and Income Portfolio.................................  0.70%
Growth Portfolio............................................  0.67%
Capital Appreciation Portfolio..............................  0.70%
Natural Resources Portfolio.................................  0.75%
Multi-Asset Portfolio.......................................  1.00%
Strategic Multi-Asset Portfolio.............................  1.00%
Money Market Portfolio......................................  0.50%
Government and Quality Bond Portfolio.......................  0.55%

INFORMATION ABOUT THE SUBADVISER

WELLINGTON MANAGEMENT COMPANY, LLP ("Wellington Management") is a Massachusetts limited liability partnership. The principal business address of Wellington Management is 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. As of December 31, 2006, Wellington Management managed approximately $575 billion of client assets in a broad range of investment styles for mutual fund sponsors and other institutional investors.

AIG SAAMCo compensates the Subadviser out of the advisory fees that it receives from the respective Portfolios, AIG SAAMCo may terminate its agreement with the Subadviser without shareholder approval.

PORTFOLIO MANAGEMENT

The investment manager(s) and/or management team(s) that have primary responsibility for the day-to-day management of the Portfolios are set forth below in the following table. Unless otherwise noted, a

                                       29                    Anchor Series Trust
management team's members share responsibility in making investment decisions on behalf of a Portfolio and no team member is limited in his/her role with respect to the management team.

The Statement of Additional Information provides information regarding the portfolio managers listed below, including other accounts they manage, their ownership interest in the Portfolio(s), and the structure and method used by the Subadvisers to determine their compensation.


------------------------------------------------------------------------------------------------------------------
                                                    NAME AND TITLE OF
       PORTFOLIO             SUBADVISER             PORTFOLIO MANAGER                     EXPERIENCE
                                                 (AND/OR MANAGEMENT TEAM)
------------------------------------------------------------------------------------------------------------------
 GROWTH AND INCOME         Wellington       - Matthew E. Megargel, CFA           Mr. Megargel has served as
 PORTFOLIO                 Management         Senior Vice President and          portfolio manager for the
                                              Equity Portfolio Manager           Portfolio since 1998. Mr.
                                                                                 Megargel joined Wellington
                                                                                 Management as an investment
                                                                                 professional in 1983. Mr.
                                                                                 Megargel also manages the
                                                                                 Growth Portfolio and the
                                                                                 Multi-Asset Portfolio.
                                            ----------------------------------------------------------------------
                                            - Jeffrey L. Kripke                  Mr. Kripke has served as
                                              Vice President and                 portfolio manager for the
                                              Equity Portfolio Manager           Portfolio since 2001. Mr.
                                                                                 Kripke joined Wellington
                                                                                 Management as an investment
                                                                                 professional in 2001. Mr.
                                                                                 Kripke also manages the
                                                                                 Growth Portfolio and Multi-
                                                                                 Asset Portfolio.
                                            ----------------------------------------------------------------------
                                            - Francis J. Boggan, CFA             Mr. Boggan has served as
                                              Senior Vice President and          portfolio manager for the
                                              Equity Portfolio Manager           Portfolio since December
                                                                                 2006. Mr. Boggan joined
                                                                                 Wellington Management as an
                                                                                 investment professional in
                                                                                 2001. Mr. Boggan also manages
                                                                                 the Growth and Income
                                                                                 Portfolio and Multi-Asset
                                                                                 Portfolio.
------------------------------------------------------------------------------------------------------------------

                                       30                    Anchor Series Trust

------------------------------------------------------------------------------------------------------------------
                                                    NAME AND TITLE OF
       PORTFOLIO             SUBADVISER             PORTFOLIO MANAGER                     EXPERIENCE
                                                 (AND/OR MANAGEMENT TEAM)
------------------------------------------------------------------------------------------------------------------
 GROWTH PORTFOLIO          Wellington       - Matthew E. Megargel, CFA           Mr. Megargel has served as
                           Management         Senior Vice President and          portfolio manager for the
                                              Equity Portfolio Manager           Portfolio since 1995. Mr.
                                                                                 Megargel joined Wellington
                                                                                 Management as an investment
                                                                                 professional in 1983. Mr.
                                                                                 Megargel also manages the
                                                                                 Multi-Asset Portfolio and
                                                                                 Growth and Income Portfolio.
                                            ----------------------------------------------------------------------
                                            - Jeffrey L. Kripke                  Mr. Kripke has served as
                                              Vice President and                 portfolio manager for the
                                              Equity Portfolio Manager           Portfolio since 2001. Mr.
                                                                                 Kripke joined Wellington
                                                                                 Management as an investment
                                                                                 professional in 2001. Mr.
                                                                                 Kripke also manages the
                                                                                 Growth and Income Portfolio
                                                                                 and Multi-Asset Portfolio.
                                            ----------------------------------------------------------------------
                                            - Francis J. Boggan, CFA             Mr. Boggan has served as
                                              Senior Vice President and          portfolio manager for the
                                              Equity Portfolio Manager           Portfolio since 2001. Mr.
                                                                                 Boggan joined Wellington
                                                                                 Management as an investment
                                                                                 professional in 2001. Mr.
                                                                                 Boggan also manages the
                                                                                 Growth and Income Portfolio
                                                                                 and Multi-Asset Portfolio.
--------------------------------------------------------------------------------------------------------------
 CAPITAL APPRECIATION      Wellington       - Stephen C. Mortimer                Mr. Mortimer has served as
 PORTFOLIO                 Management         Vice President and                 portfolio manager for the
                                              Equity Portfolio Manager           Portfolio since March 30,
                                                                                 2006. Mr. Mortimer joined
                                                                                 Wellington Management as an
                                                                                 investment professional in
                                                                                 2001. Mr. Mortimer also
                                                                                 manages the Strategic
                                                                                 Multi-Asset Portfolio.
------------------------------------------------------------------------------------------------------------------
 NATURAL RESOURCES         Wellington       - James A. Bevilacqua                Prior to becoming portfolio
 PORTFOLIO                 Management         Senior Vice President and          manager in 2003, Mr.
                                              Equity Portfolio Manager           Bevilacqua was the assistant
                                                                                 portfolio manager of the
                                                                                 Portfolio from 1998-2002. Mr.
                                                                                 Bevilacqua joined Wellington
                                                                                 Management as an investment
                                                                                 professional in 1994.
                                            ----------------------------------------------------------------------
                                            - Karl E. Bandtel                    Mr. Bandtel has served as
                                              Senior Vice President and          portfolio manager for the
                                              Equity Portfolio Manager           Portfolio since 2004. Mr.
                                                                                 Bandtel joined Wellington
                                                                                 Management as an investment
                                                                                 professional in 1990.
------------------------------------------------------------------------------------------------------------------

                                       31                    Anchor Series Trust

------------------------------------------------------------------------------------------------------------------
                                                    NAME AND TITLE OF
       PORTFOLIO             SUBADVISER             PORTFOLIO MANAGER                     EXPERIENCE
                                                 (AND/OR MANAGEMENT TEAM)
------------------------------------------------------------------------------------------------------------------
 MULTI-ASSET PORTFOLIO     Wellington       - John C. Keogh                      Mr. Keogh has served as
                           Management         Senior Vice President and          portfolio manager for the
                                              Fixed Income Portfolio Manager     bond portion of the Portfolio
                                                                                 since 1994. Mr. Keogh joined
                                                                                 Wellington Management as an
                                                                                 investment professional in
                                                                                 1983. Mr. Keogh also manages
                                                                                 the Government and Quality
                                                                                 Bond Portfolio.
                                            ----------------------------------------------------------------------
                                            - Christopher L. Gootkind            Mr. Gootkind has been
                                              Vice President and Fixed Income    involved in portfolio
                                              Portfolio Manager                  management and securities
                                                                                 analysis for corporate
                                                                                 securities within the
                                                                                 Portfolio since May 1, 2006.
                                                                                 Mr. Gootkind joined
                                                                                 Wellington Management as an
                                                                                 investment professional in
                                                                                 2000. Mr. Gootkind also
                                                                                 manages the Government and
                                                                                 Quality Bond Portfolio.
                                            ----------------------------------------------------------------------
                                            - Matthew E. Megargel, CFA           Mr. Megargel has served as
                                              Senior Vice President and          portfolio manager for the
                                              Equity Portfolio Manager           equity portion of the
                                                                                 Portfolio since 1998. Mr.
                                                                                 Megargel joined Wellington
                                                                                 Management as an investment
                                                                                 professional in 1983. Mr.
                                                                                 Megargel also manages the
                                                                                 Growth Portfolio and Growth
                                                                                 and Income Portfolio.
                                            ----------------------------------------------------------------------
                                            - Jeffrey L. Kripke                  Mr. Kripke has served as
                                              Vice President and                 portfolio manager for the
                                              Equity Portfolio Manager           equity portion of the
                                                                                 Portfolio since 2001. Mr.
                                                                                 Kripke joined Wellington
                                                                                 Management as an investment
                                                                                 professional in 2001. Mr.
                                                                                 Kripke also manages the
                                                                                 Growth Portfolio and Growth
                                                                                 and Income Portfolio.
                                            ----------------------------------------------------------------------
                                            - Francis J. Boggan, CFA             Mr. Boggan has served as
                                              Senior Vice President and          portfolio manager for the
                                              Equity Portfolio Manager           equity portion of the
                                                                                 Portfolio since December
                                                                                 2006. Mr. Boggan joined
                                                                                 Wellington Management as an
                                                                                 investment professional in
                                                                                 2001. Mr. Boggan also manages
                                                                                 the Growth and Income
                                                                                 Portfolio and Growth
                                                                                 Portfolio.
------------------------------------------------------------------------------------------------------------------

                                       32                    Anchor Series Trust

------------------------------------------------------------------------------------------------------------------
                                                    NAME AND TITLE OF
       PORTFOLIO             SUBADVISER             PORTFOLIO MANAGER                     EXPERIENCE
                                                 (AND/OR MANAGEMENT TEAM)
------------------------------------------------------------------------------------------------------------------
 MULTI-ASSET PORTFOLIO                      - Evan S. Grace, CFA                 Mr. Grace has served as the
 (CONTINUED)                                  Vice President and                 portfolio manager responsible
                                              Director of Asset Allocation       for making asset allocation
                                              Research                           decisions for the Portfolio
                                                                                 since May 1, 2006. Mr. Grace
                                                                                 joined Wellington Management
                                                                                 as an investment professional
                                                                                 in 2003. Prior to joining
                                                                                 Wellington Management, Mr.
                                                                                 Grace headed both the Equity
                                                                                 Quantitative Research Group
                                                                                 and the Asset Allocation
                                                                                 Portfolio Management team at
                                                                                 State Street Research
                                                                                 (1993-2003). Mr. Grace also
                                                                                 manages the Strategic Multi-
                                                                                 Asset Portfolio.
------------------------------------------------------------------------------------------------------------------
 STRATEGIC MULTI-ASSET     Wellington       - Trond Skramstad                    Mr. Skramstad has served as
 PORTFOLIO                 Management         Senior Vice President and          portfolio manager for the
                                              Co-Director of International       global equity portion of the
                                              Equity Management                  Portfolio since 1994. Mr.
                                                                                 Skramstad joined Wellington
                                                                                 Management as an investment
                                                                                 professional in 1993. Mr.
                                                                                 Skramstad will retire
                                                                                 effective December 31, 2007.
                                            ----------------------------------------------------------------------
                                            - Robert L. Evans                    Mr. Evans has served as
                                              Senior Vice President and          portfolio manager for the
                                              Fixed Income Portfolio Manager     global bond portion of the
                                                                                 Portfolio since 1998. Mr.
                                                                                 Evans joined Wellington
                                                                                 Management as an investment
                                                                                 professional in 1995.
                                            ----------------------------------------------------------------------
                                            - Stephen C. Mortimer                Mr. Mortimer has been
                                              Vice President and                 involved in portfolio
                                              Equity Portfolio Manager           management and securities
                                                                                 selection for the capital
                                                                                 appreciation portion of the
                                                                                 Portfolio since January 2007.
                                                                                 Mr. Mortimer also manages the
                                                                                 Capital Appreciation
                                                                                 Portfolio. Mr. Mortimer
                                                                                 joined Wellington Management
                                                                                 as an investment professional
                                                                                 in 2001.
------------------------------------------------------------------------------------------------------------------

                                       33                    Anchor Series Trust

------------------------------------------------------------------------------------------------------------------
                                                    NAME AND TITLE OF
       PORTFOLIO             SUBADVISER             PORTFOLIO MANAGER                     EXPERIENCE
                                                 (AND/OR MANAGEMENT TEAM)
------------------------------------------------------------------------------------------------------------------
 STRATEGIC MULTI-ASSET                      - Evan S. Grace, CFA                 Mr. Grace has served as the
 PORTFOLIO (CONTINUED)                        Vice President and                 portfolio manager responsible
                                              Director of Asset Allocation       for making asset allocation
                                              Research                           decisions for the Portfolio
                                                                                 since May 1, 2006. Mr. Grace
                                                                                 joined Wellington Management
                                                                                 as an investment professional
                                                                                 in 2003. Prior to joining
                                                                                 Wellington Management, Mr.
                                                                                 Grace headed both the Equity
                                                                                 Quantitative Research Group
                                                                                 and the Asset Allocation
                                                                                 Portfolio Management team at
                                                                                 State Street Research
                                                                                 (1993-2003). Mr. Grace also
                                                                                 manages the Multi-Asset
                                                                                 Portfolio.
                                            ----------------------------------------------------------------------
                                            - Nicolas M. Choumenkovitch, CFA     Mr. Choumenkovitch has been
                                              Vice President and                 involved in portfolio
                                              Equity Portfolio Manager           management and securities
                                                                                 analysis for the global
                                                                                 equity portion of the
                                                                                 Portfolio since 2000. Mr.
                                                                                 Choumenkovitch joined
                                                                                 Wellington Management as an
                                                                                 investment professional in
                                                                                 1995.
                                            ----------------------------------------------------------------------
                                            - John R. Roberts                    Mr. Roberts has been involved
                                              Vice President and                 in the portfolio management
                                              Equity Portfolio Manager           and securities analysis for
                                                                                 the global equity portion of
                                                                                 the portfolio since 1998.
                                                                                 Effective January 2007, Mr.
                                                                                 Roberts is responsible for
                                                                                 the portfolio management of
                                                                                 the capital appreciation
                                                                                 portion of the Portfolio. Mr.
                                                                                 Roberts joined Wellington
                                                                                 Management in 1994 and has
                                                                                 been an investment
                                                                                 professional since 1997.
------------------------------------------------------------------------------------------------------------------
 MONEY MARKET PORTFOLIO    Wellington       - Timothy E. Smith                   Mr. Smith has served as
                           Management         Senior Vice President and          portfolio manager for the
                                              Fixed Income Portfolio Manager     Portfolio since 1997. Mr.
                                                                                 Smith joined Wellington
                                                                                 Management as an investment
                                                                                 professional in 1992.
------------------------------------------------------------------------------------------------------------------

                                       34                    Anchor Series Trust


------------------------------------------------------------------------------------------------------------------
                                                    NAME AND TITLE OF
       PORTFOLIO             SUBADVISER             PORTFOLIO MANAGER                     EXPERIENCE
                                                 (AND/OR MANAGEMENT TEAM)
------------------------------------------------------------------------------------------------------------------
 GOVERNMENT AND QUALITY    Wellington       - John C. Keogh                      Mr. Keogh has served as
 BOND PORTFOLIO            Management         Senior Vice President and          portfolio manager for the
                                              Fixed Income Portfolio Manager     Portfolio since 1994. Mr.
                                                                                 Keogh joined Wellington
                                                                                 Management as an investment
                                                                                 professional in 1983. Mr.
                                                                                 Keogh also manages the
                                                                                 Multi-Asset Portfolio.
                                            ----------------------------------------------------------------------
                                            - Christopher L. Gootkind            Mr. Gootkind has been
                                              Vice President and Fixed Income    involved in portfolio
                                              Portfolio Manager                  management and securities
                                                                                 analysis for corporate
                                                                                 securities within the
                                                                                 Portfolio since May 1, 2006.
                                                                                 Mr. Gootkind joined
                                                                                 Wellington Management as an
                                                                                 investment professional in
                                                                                 2000. Mr. Gootkind also
                                                                                 manages the Multi-Asset
                                                                                 Portfolio.
------------------------------------------------------------------------------------------------------------------

PAYMENTS IN CONNECTION WITH DISTRIBUTION

Certain affiliated life insurance companies receive financial support from AIG SAAMCo and the Subadviser for distribution-related activities, including support to help offset costs for training to support sales of the Portfolios.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT

State Street Bank and Trust Company, Boston, Massachusetts, acts as Custodian of the Trust's assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

LEGAL PROCEEDINGS

On February 9, 2006, American International Group, Inc. ("AIG"), the parent company and an affiliated person of AIG SunAmerica Asset Management Corp. ("Adviser"), announced that it had consented to the settlement of an injunctive action instituted by the Securities and Exchange Commission ("SEC"). In its complaint, the SEC alleged that AIG violated Section 17(a) of the Securities Act of 1933, as amended, Sections 10(b), 13(a), 13(b)(2) and 13(b)(5) of the Securities Exchange Act of 1934, as amended, and Rules 10b-5, 12b-20, 13a-1 and 13b2-1 promulgated thereunder, in connection with AIG's accounting and public reporting practices. The conduct described in the complaint did not involve any conduct of AIG or its subsidiaries related to their investment advisory or distribution activities with respect to the assets of the Portfolios.

AIG, without admitting or denying the allegations in the complaint (except as to jurisdiction), consented to the entry of an injunction against further violations of the statutes referred to above. Absent exemptive relief granted by the SEC, the entry of such an injunction would prohibit AIG and its affiliated persons from, among other things, serving as an investment adviser of any registered investment management company or principal underwriter for any registered open-end investment company pursuant to Section 9(a) of the Investment Company Act of 1940, as amended ("1940 Act"). Certain affiliated persons of AIG, including the Adviser, received a temporary order from the SEC pursuant to Section 9(c) of the 1940 Act with respect to the entry of the injunction, granting exemptive relief from the provisions of Section 9(a) of the 1940 Act. The temporary order permits AIG and its affiliated persons, including

                                       35                    Anchor Series Trust

AIG's investment management subsidiaries, to serve as investment adviser, sub-adviser, principal underwriter or sponsor of the Portfolios. The Adviser expects that a permanent exemptive order will be granted, although there is no assurance the SEC will issue the order.

Additionally, AIG and its subsidiaries reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the Attorney General of the State of New York ("NYAG") and the New York State Department of Insurance ("DOI"), regarding accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers' compensation premium taxes and other assessments.

As a result of the settlements with the SEC, the DOJ, the NYAG and the DOI, AIG made payments totaling approximately $1.64 billion. In addition, as part of its settlements, AIG has agreed to retain for a period of three years an Independent Consultant who will conduct a review that will include the adequacy of AIG's internal controls over financial reporting and the remediation plan that AIG has implemented as a result of its own internal review.

Subject to receipt of permanent relief, the Adviser believes that the settlements are not likely to have a material adverse effect on the Adviser's ability to perform its investment advisory services relating to the Portfolios.

                                       36                    Anchor Series Trust

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following Financial Highlights tables for each Portfolio are intended to help you understand the Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. The total returns in each table represent the rate that an investor would have earned on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). Separate Account charges are not reflected in the total returns. If these amounts were reflected, returns would be less than those shown. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Portfolio's financial statements, is included in the Trust's Annual Report to shareholders, which is available upon request.

                                            NET                     DIVIDENDS   DISTRIBUTIONS
                               NET        REALIZED       TOTAL      DECLARED      FROM NET                       NET
                NET ASSET    INVEST-    & UNREALIZED      FROM      FROM NET      REALIZED          TOTAL       ASSET
                  VALUE       MENT      GAIN (LOSS)     INVEST-      INVEST-       GAIN ON        DIVIDENDS     VALUE
   PERIOD       BEGINNING    INCOME          ON           MENT        MENT         INVEST-           AND        END OF
    ENDED       OF PERIOD   (LOSS)(1)   INVESTMENTS    OPERATIONS    INCOME         MENTS       DISTRIBUTIONS   PERIOD
----------------------------------------------------------------------------------------------------------------------
                                          Money Market Portfolio -- Class 1
12/31/02.....    $ 1.00       $0.01        $   --        $ 0.01      $(0.01)       $   --          $(0.01)      $ 1.00
12/31/03.....      1.00        0.00            --          0.00       (0.00)           --           (0.00)        1.00
12/31/04.....      1.00        0.00            --          0.00       (0.00)           --           (0.00)        1.00
12/31/05.....      1.00        0.02            --          0.02       (0.02)           --           (0.02)        1.00
12/31/06.....      1.00        0.04            --          0.04       (0.04)           --           (0.04)        1.00
                                   Government and Quality Bond Portfolio -- Class 1
12/31/02.....    $14.77       $0.65        $ 0.72        $ 1.37      $(0.54)       $   --          $(0.54)      $15.60
12/31/03.....     15.60        0.56         (0.18)         0.38       (0.65)        (0.12)          (0.77)       15.21
12/31/04.....     15.21        0.55         (0.03)         0.52       (0.74)        (0.01)          (0.75)       14.98
12/31/05.....     14.98        0.55         (0.16)         0.39       (0.59)           --           (0.59)       14.78
12/31/06.....     14.78        0.65         (0.17)         0.48       (0.55)           --           (0.55)       14.71
                                        Growth and Income Portfolio -- Class 1
12/31/02.....    $12.55       $0.06        $(3.11)       $(3.05)     $(0.05)       $(1.01)         $(1.06)      $ 8.44
12/31/03.....      8.44        0.05          2.15          2.20       (0.05)           --           (0.05)       10.59
12/31/04.....     10.59        0.09          0.56          0.65       (0.05)           --           (0.05)       11.19
12/31/05.....     11.19        0.05          0.48          0.53       (0.11)        (0.45)          (0.56)       11.16
12/31/06.....     11.16        0.06          1.09          1.15       (0.06)        (1.22)          (1.28)       11.03

                                                       RATIO OF NET
                             NET                        INVESTMENT
                            ASSETS     RATIO OF           INCOME
                            END OF     EXPENSES           (LOSS)          PORTFOLIO
   PERIOD        TOTAL      PERIOD    TO AVERAGE        TO AVERAGE        TURNOVER
    ENDED      RETURN(2)   (000'S)    NET ASSETS        NET ASSETS          RATE
-------------  --------------------------------------------------------------------
                                Money Market Portfolio -- Class 1
12/31/02.....     1.08%    $ 24,634      0.74%             1.08%              --%
12/31/03.....     0.31       18,629      0.94              0.33               --
12/31/04.....     0.35       16,095      1.06              0.33               --
12/31/05.....     2.25       13,549      1.04              2.21               --
12/31/06.....     4.12       13,406      0.97              4.05               --
                         Government and Quality Bond Portfolio -- Class 1
12/31/02.....     9.33%    $885,969      0.61%             4.27%             108%(3)
12/31/03.....     2.50      685,905      0.60              3.56               50(3)
12/31/04.....     3.41      557,465      0.60              3.56               37(3)
12/31/05.....     2.62      500,354      0.61              3.68               56(3)
12/31/06.....     3.31      443,469      0.60              4.41               58
                              Growth and Income Portfolio -- Class 1
12/31/02.....   (24.31)%   $ 18,610      1.01(4)           0.55%(4)           42%
12/31/03.....    26.18       22,404      1.16              0.52               44
12/31/04.....     6.21       20,010      1.15              0.82               43
12/31/05.....     4.75       18,090      1.11(5)           0.47(5)            57
12/31/06.....    11.21       17,539      1.09(5)           0.55(5)            86

---------------

(1) Calculated based upon average shares outstanding.
(2) Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented.
(3) Portfolio turnover includes paydowns on securities. Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:

                                                              2002   2003   2004   2005
                                                              ----   ----   ----   ----
Government and Quality Bond Portfolio.......................  71%    108%   50%    65%

(4) Excludes expense reductions. If expense reductions had been applied, the ratio of expenses and net investment income to average net assets would have remained the same.
(5) Excludes expense reductions. If these expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

                                                              12/31/05   12/31/06
                                                              --------   --------
Growth and Income Portfolio Class 1.........................    0.01%      0.01%

                                       37                    Anchor Series Trust

---------------------

--------------------------------------------------------------------------------

                                            NET                     DIVIDENDS   DISTRIBUTIONS
                               NET        REALIZED       TOTAL      DECLARED      FROM NET                        NET
                NET ASSET    INVEST-    & UNREALIZED      FROM      FROM NET      REALIZED          TOTAL        ASSET
                  VALUE       MENT      GAIN (LOSS)     INVEST-      INVEST-       GAIN ON        DIVIDENDS      VALUE
   PERIOD       BEGINNING    INCOME          ON           MENT        MENT         INVEST-           AND         END OF
    ENDED       OF PERIOD   (LOSS)(1)   INVESTMENTS    OPERATIONS    INCOME         MENTS       DISTRIBUTIONS    PERIOD
-----------------------------------------------------------------------------------------------------------------------
                                              Growth Portfolio -- Class 1
12/31/02.....    $24.96       $ 0.11       $(5.64)       $(5.53)     $(0.08)       $   --          $(0.08)       $19.35
12/31/03.....     19.35         0.14         5.64          5.78       (0.12)           --           (0.12)        25.01
12/31/04.....     25.01         0.23         2.46          2.69       (0.14)           --           (0.14)        27.56
12/31/05.....     27.56         0.17         1.76          1.93       (0.25)        (1.05)          (1.30)        28.19
12/31/06.....     28.19         0.20         3.30          3.50       (0.19)        (2.73)          (2.92)        28.77

                                       Capital Appreciation Portfolio -- Class 1
12/31/02.....    $29.61       $(0.04)      $(6.67)       $(6.71)     $   --        $   --          $   --        $22.90
12/31/03.....     22.90        (0.01)        7.40          7.39          --            --              --         30.29
12/31/04.....     30.29         0.08         2.68          2.76          --            --              --         33.05
12/31/05.....     33.05         0.05         3.80          3.85       (0.10)           --           (0.10)        36.80
12/31/06.....     36.80         0.16         4.03          4.19       (0.06)        (0.09)          (0.15)        40.84

                                        Natural Resources Portfolio -- Class 1
12/31/02.....    $17.66       $ 0.15       $ 1.27        $ 1.42      $(0.16)       $(0.95)         $(1.11)       $17.97
12/31/03.....     17.97         0.23         8.28          8.51       (0.15)        (0.16)          (0.31)        26.17
12/31/04.....     26.17         0.23         6.14          6.37       (0.21)        (0.96)          (1.17)        31.37
12/31/05.....     31.37         0.36        14.01         14.37       (0.19)        (1.82)          (2.01)        43.73
12/31/06.....     43.73         0.69         9.99         10.68       (0.33)        (1.36)          (1.69)        52.72

                                           Multi-Asset Portfolio -- Class 1
12/31/02.....    $ 7.90       $ 0.13       $(1.16)       $(1.03)     $(0.21)       $   --          $(0.21)       $ 6.66
12/31/03.....      6.66         0.11         1.00          1.11       (0.16)           --           (0.16)         7.61
12/31/04.....      7.61         0.11         0.23          0.34       (0.13)           --           (0.13)         7.82
12/31/05.....      7.82         0.11         0.19          0.30       (0.15)        (0.34)          (0.49)         7.63
12/31/06.....      7.63         0.13         0.42          0.55       (0.13)        (0.69)          (0.82)         7.36

                                      Strategic Multi-Asset Portfolio -- Class 1
12/31/02.....    $ 6.62       $ 0.13       $(0.95)       $(0.82)     $(0.05)       $   --          $(0.05)       $ 5.75
12/31/03.....      5.75         0.13         1.55          1.68       (0.07)           --           (0.07)         7.36
12/31/04.....      7.36         0.11         0.69          0.80       (0.16)           --           (0.16)         8.00
12/31/05.....      8.00         0.06         0.70          0.76       (0.06)           --           (0.06)         8.70
12/31/06.....      8.70         0.10         0.85          0.95       (0.14)        (0.05)          (0.19)         9.46

                                                             RATIO OF NET
                              NET                             INVESTMENT
                             ASSETS      RATIO OF               INCOME
                             END OF      EXPENSES               (LOSS)              PORTFOLIO
   PERIOD        TOTAL       PERIOD     TO AVERAGE            TO AVERAGE            TURNOVER
    ENDED      RETURN(2)    (000'S)     NET ASSETS            NET ASSETS              RATE
-------------  ------------------------------------------------------------------------------
                                        Growth Portfolio -- Class 1
12/31/02.....   (22.15)%   $  520,917      0.74%(3)              0.50%(3)               70%
12/31/03.....    29.94        616,441      0.75                  0.67                   72
12/31/04.....    10.82        622,822      0.72                  0.91                   80
12/31/05.....     7.11        568,040      0.73(4)               0.61(4)                87
12/31/06.....    13.30        540,802      0.70(4)               0.70(4)               106

                                 Capital Appreciation Portfolio -- Class 1
12/31/02.....   (22.66)%   $1,021,172      0.76%(3)              0.16%(3)               80%
12/31/03.....    32.27      1,204,319      0.77                 (0.04)                 104
12/31/04.....     9.11      1,151,163      0.76                  0.27                  100
12/31/05.....    11.67      1,064,718      0.77(4)               0.12(4)                86
12/31/06.....    11.39        994,508      0.74(4)               0.40(4)               124

                                   Natural Resources Portfolio -- Class 1
12/31/02.....     8.33%    $   87,637      0.89%                0.79%                   58%
12/31/03.....    47.77        114,435      0.87                  1.15                   46
12/31/04.....    25.01        144,981      0.87                  0.85                   21
12/31/05.....    46.13        227,634      0.84(4)               0.95(4)                11
12/31/06.....    24.93(6)     234,235      0.81(4)               1.37(4)                12

                                      Multi-Asset Portfolio -- Class 1
12/31/02.....   (12.96)%   $   64,262      1.11%(3)              1.82%(3)               62%(5)
12/31/03.....    16.87         65,561      1.16                  1.50                   61(5)
12/31/04.....     4.60         58,828      1.17                  1.49                   46(5)
12/31/05.....     3.91         50,988      1.19(4)               1.42(4)                69(5)
12/31/06.....     7.72         47,324      1.17(4)               1.69(4)                88

                                 Strategic Multi-Asset Portfolio -- Class 1
12/31/02.....   (12.41)%   $   36,914      1.25%(3)           2.04%(3)                 161%(5)
12/31/03.....    29.26         43,407      1.27                  2.04                  156(5)
12/31/04.....    11.09         42,353      1.29                  1.43                  190(5)
12/31/05.....     9.49         40,566      1.38(4)               0.68(4)               210(5)
12/31/06.....    11.09         40,455      1.28(4)               1.15(4)               117

---------------

(1) Calculated based upon average shares outstanding.
(2) Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented.
(3) Excludes expense reductions. If expense reductions had been applied, the ratio of expenses and net investment income to average net assets would have remained the same.
(4) Excludes expense reductions. If these expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

                                                              12/31/05   12/31/06
                                                              --------   --------
Growth Portfolio Class 1....................................    0.02%      0.01%
Capital Appreciation Portfolio Class 1......................    0.02       0.01
Natural Resources Portfolio Class 1.........................    0.00       0.00
Multi-Asset Portfolio Class 1...............................    0.01       0.01
Strategic Multi-Asset Portfolio Class 1.....................    0.02       0.01

(5) Portfolio turnover includes paydowns on securities. Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:

                                                              2002   2003   2004   2005
                                                              ----   ----   ----   ----
Multi-Asset Portfolio Class 1...............................   62%    61%    46%    69%
Strategic Multi-Asset Portfolio Class 1.....................  161    156    190    210

(6) Total return for Class 1 was increased by less than 0.01% from gains realized on the disposal of investments in violation of investment restrictions.

                                       38                    Anchor Series Trust

--------------------------------------------------------------------------------

                              FOR MORE INFORMATION
--------------------------------------------------------------------------------

The following documents contain more information about the Portfolios and are available free of charge upon request:

        ANNUAL/SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio's performance for the most recently completed fiscal year.

        STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Portfolios' policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.

You may obtain copies of these documents or ask questions about the Portfolios at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 54299 Los Angeles, California 90054-0299.

The Trust's SAI is not available online as it does not have its own internet website. However, the Trust's prospectus and semi-annual and annual reports are available online through the internet websites of the insurance companies offering the Portfolios as investment options in Variable Contracts.

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-551-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolios are also available on the EDGAR Database on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.

INVESTMENT COMPANY ACT
-  File No. 811-3836

                                       39                    Anchor Series Trust

                 ----------------------------------------------

                                   PROSPECTUS
                                  MAY 1, 2007
                 ----------------------------------------------

                              ANCHOR SERIES TRUST
                                (Class 1 Shares)

             --    Growth Portfolio
             --    Capital Appreciation Portfolio
             --    Natural Resources Portfolio
             --    Asset Allocation Portfolio
             --    Government and Quality Bond Portfolio

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THESE SECURITIES OR
PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

TRUST HIGHLIGHTS............................................      4
  Q&A.......................................................      4
EXPENSE SUMMARY.............................................     13
ACCOUNT INFORMATION.........................................     14
  Transaction Policies......................................     14
     Valuation of shares....................................     14
     Buy and sell shares....................................     15
     Execution of requests..................................     15
  Frequent Purchases and Redemptions of Shares..............     15
  Portfolio Holdings........................................     16
  Dividend Policies and Taxes...............................     16
     Distributions..........................................     16
     Distribution Reinvestments.............................     16
     Taxability of a Portfolio..............................     16
MORE INFORMATION ABOUT THE PORTFOLIOS.......................     17
  Investment Selection......................................     17
  Investment Strategies.....................................     17
GLOSSARY....................................................     20
  Investment Terminology....................................     20
     Borrowing for temporary or emergency purposes..........     20
     Credit default swaps...................................     20
     Currency transactions..................................     20
     Defensive investments..................................     20
     Equity securities......................................     20
       Convertible securities...............................     20
       Market capitalization ranges.........................     20
       Warrants.............................................     21
       Rights...............................................     21
     Equity swaps...........................................     21
     Firm commitment agreements and when-issued or delayed
      delivery transactions.................................     21
     Fixed income securities................................     21
       U.S. government securities...........................     21
       Corporate debt instruments...........................     21
       Investment grade fixed income security...............     21
       Junk bond............................................     21
       Pass-through securities..............................     21
       Preferred stocks.....................................     21
       Zero-Coupon Bonds and Deferred Interest Bonds........     21
     Foreign securities.....................................     22
     Forward commitments....................................     22
     Hybrid instruments.....................................     22
     Illiquid/Restricted securities.........................     22

     Interest rate swaps, caps, floors and collars..........     22
     Loan participations and assignments....................     22
     Options and futures....................................     22
     REITs..................................................     22
     Registered investment companies........................     23
     Roll transactions......................................     23
     Short-term investments.................................     23
     Special situation......................................     23
     Total return swaps.....................................     23
  Risk Terminology..........................................     23
     Active trading.........................................     23
     Credit quality.........................................     23
     Currency volatility....................................     23
     Foreign exposure.......................................     23
     Growth stocks..........................................     24
     Hedging................................................     24
     Illiquidity............................................     24
     Interest rate fluctuations.............................     24
     Market volatility......................................     24
     Prepayment.............................................     24
     Natural resources sector...............................     24
     Securities selection...................................     24
     Small and medium sized companies.......................     24
MANAGEMENT..................................................     25
  Information about the Investment Adviser..................     25
  Information about the Subadvisers.........................     25
     Edge Asset Management, Inc. ("EAM") (formerly, WM
      Advisors, Inc.).......................................     25
     Wellington Management Company, LLP ("Wellington
      Management")..........................................     25
  Portfolio Management......................................     26
  Payments in Connection with Distribution..................     28
  Custodian, Transfer and Dividend Paying Agent.............     28
  Legal Proceedings.........................................     28
FINANCIAL HIGHLIGHTS........................................     30
FOR MORE INFORMATION........................................     32

Q&A

"CORE EQUITY SECURITIES" are stocks, primarily of well established companies, diversified by industry and company type that are selected based on their predictable or anticipated earnings growth and best relative value.

A "GROWTH" PHILOSOPHY -- that of investing in securities believed to offer the potential for capital appreciation -- focuses on securities of companies that are considered to have a historical record of an above-average growth rate, significant growth potential, above-average earnings growth or value, the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand.

A "VALUE" PHILOSOPHY -- that of investing in securities believed to be undervalued in the market -- often reflects a contrarian approach in that the potential for superior relative performance is believed to be highest when stocks of fundamentally solid companies are out of favor. The selection criteria is generally calculated to identify stocks of companies with solid financial strength and generous dividend yields that have low price-earnings ratios and have generally been overlooked by the market, or companies undervalued within an industry or market capitalization category.

CAPITAL APPRECIATION/GROWTH is an increase in the market value of securities held.

--------------------------------------------------------------------------------

                                TRUST HIGHLIGHTS
--------------------------------------------------------------------------------

The following questions and answers are designed to give you an overview of Anchor Series Trust (the "Trust") and to provide you with information about the Trust's nine separate investment series ("Portfolios"), five of which are described in this Prospectus, and their investment goals and principal investment strategies. More detailed investment information is provided in the charts, under "More Information About the Portfolios," beginning on page 17, and the glossary that follows on page 20.

Q:  WHAT ARE THE PORTFOLIOS' INVESTMENT GOALS AND PRINCIPAL INVESTMENT
    STRATEGIES?

A: Each Portfolio operates as a separate mutual fund with its own investment goal and a principal investment strategy for pursuing it. There can be no assurance that any Portfolio will meet its investment goal or that the net return on an investment will exceed what could have been obtained through other investment or savings vehicles. Each investment goal and principal investment strategy may not be changed without shareholder vote. You will receive at least 60 days' notice prior to any change to the 80% investment policies set forth below.


------------------------------------------------------------------------------------------------
                                       EQUITY PORTFOLIOS
------------------------------------------------------------------------------------------------
          PORTFOLIO                  INVESTMENT GOAL          PRINCIPAL INVESTMENT STRATEGY
------------------------------------------------------------------------------------------------
  GROWTH PORTFOLIO             capital appreciation           invests primarily in core
                                                              equity securities that are
                                                              widely diversified by industry
                                                              and company
------------------------------------------------------------------------------------------------
  CAPITAL APPRECIATION         long-term capital              invests primarily in growth
  PORTFOLIO                    appreciation                   equity securities across a
                                                              wide range of industries and
                                                              companies, using a
                                                              wide-ranging and flexible
                                                              stock picking approach; may be
                                                              concentrated more than other
                                                              Portfolios
------------------------------------------------------------------------------------------------
  NATURAL RESOURCES            total return in excess of      using a value approach,
  PORTFOLIO                    the U.S. rate of inflation     invests primarily in equity
                               as represented by the          securities of U.S. or foreign
                               Consumer Price Index           companies that are expected to
                                                              provide favorable returns in
                                                              periods of rising inflation;
                                                              under normal market
                                                              circumstances, at least 80% of
                                                              net assets are invested in
                                                              securities related to natural
                                                              resources, such as energy,
                                                              metals, mining and forest
                                                              products
------------------------------------------------------------------------------------------------

                                        4                    Anchor Series Trust

ASSET ALLOCATION is a varying combination, depending on market conditions and risk level, of stocks, bonds, money market instruments and other assets.

TOTAL RETURN is a measure of performance which combines all elements of return including income and capital appreciation; it represents the change in value of an investment over a given period expressed as a percentage of the initial investment.

FIXED INCOME PORTFOLIOS typically seek to provide high current income consistent with the preservation of capital by investing in fixed income securities.

INCOME consists of interest payments from bonds or dividends from stocks.

YIELD is the annual dollar income received on an investment expressed as a percentage of the current or average price.

"HIGH-QUALITY" INSTRUMENTS have a very strong capacity to pay interest and repay principal; they reflect the issuers' high creditworthiness and low risk of default.

"NET ASSETS" will take into account borrowing for investment purposes.



------------------------------------------------------------------------------------------------
                                      ALLOCATION PORTFOLIO
------------------------------------------------------------------------------------------------
          PORTFOLIO                  INVESTMENT GOAL          PRINCIPAL INVESTMENT STRATEGY
------------------------------------------------------------------------------------------------
  ASSET ALLOCATION PORTFOLIO   high total return (including   invests in a diversified
                               income and capital gains)      portfolio that may include
                               consistent with long-term      common stocks and other
                               preservation of capital        securities with common stock
                                                              characteristics, bonds and
                                                              other intermediate and
                                                              long-term fixed income
                                                              securities and money market
                                                              instruments
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

                                     FIXED INCOME PORTFOLIO
------------------------------------------------------------------------------------------------
          PORTFOLIO                  INVESTMENT GOAL          PRINCIPAL INVESTMENT STRATEGY
------------------------------------------------------------------------------------------------
  GOVERNMENT AND QUALITY       relatively high current        invests, under normal
  BOND PORTFOLIO               income, liquidity and          circumstances, at least 80% of
                               security of principal          net assets in obligations
                                                              issued, guaranteed or insured
                                                              by the U.S. government, its
                                                              agencies or instrumentalities
                                                              and in high quality corporate
                                                              fixed income securities (rated
                                                              AA- or better by Standard &
                                                              Poor's Corporation ("S&P") or
                                                              Aa3 or better by Moody's
                                                              Investor Service, Inc.
                                                              ("Moody's"))
------------------------------------------------------------------------------------------------

                                        5                    Anchor Series Trust

Q:  WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS?

A: The following section describes the principal risks of each Portfolio, while the charts beginning on page 18 describe various additional risks.

    Risks of Investing in Equity Securities

    The GROWTH, CAPITAL APPRECIATION and NATURAL RESOURCES PORTFOLIOS invest primarily in equities. In addition, the ASSET ALLOCATION PORTFOLIO invests significantly in equities. As with any equity fund, the value of your investment in any of these Portfolios may fluctuate in response to stock market movements. Growth stocks are historically volatile, which will particularly affect the GROWTH and CAPITAL APPRECIATION PORTFOLIOS. In addition, individual stocks selected for any of these Portfolios may underperform the market generally. You should be aware that the performance of different types of equity stocks may perform well under varying market conditions -- for example, "value" stocks may perform well under circumstances in which "growth" stocks in general have fallen, or vice versa.

    Risks of Investing in Bonds

    The GOVERNMENT AND QUALITY BOND PORTFOLIO invests primarily in bonds. In addition, the ASSET ALLOCATION PORTFOLIO invests significantly in bonds. As a result, as with any bond fund, the value of your investment in these Portfolios may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by bond issuers. To the extent a Portfolio is invested in the bond market, movements in the bond market may affect its performance. In addition, individual bonds selected for any of these Portfolios may underperform the market generally.

    Risks of Investing in Junk Bonds

    The ASSET ALLOCATION PORTFOLIO may invest in high yield, high risk bonds commonly known as "junk bonds," which are considered speculative. Junk bonds carry a substantial risk of default or of changes in the issuer's creditworthiness, or they may already be in default. A junk bond's market price may fluctuate more than higher-quality securities and may decline significantly. In addition, it may be more difficult for the Portfolio to dispose of junk bonds or to determine their value. Junk bonds may contain redemption or call provisions that, if exercised during a period of declining interest rates, may force the Portfolio to replace the security with a lower yielding security. If this occurs, it will result in a decreased return for you.

                                        6                    Anchor Series Trust

    Risks of Investing Internationally

    All of the Portfolios may, and the GROWTH, CAPITAL APPRECIATION, ASSET ALLOCATION and NATURAL RESOURCES PORTFOLIOS will, invest to varying degrees in foreign securities, including in "emerging market" countries. These securities may be denominated in currencies other than U.S. dollars. Foreign investing presents special risks, particularly in certain emerging markets. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

    Risks of Investing in Smaller Companies

    Stocks of smaller companies may be more volatile than, and not as liquid as, those of larger companies. This will particularly affect the GROWTH, CAPITAL APPRECIATION, ASSET ALLOCATION and NATURAL RESOURCES PORTFOLIOS.

    Risks of Investing in Natural Resources

    The NATURAL RESOURCES PORTFOLIO will be subject to certain risks specific to investing in the natural resources industry. Investments in securities related to precious metals and minerals are considered speculative. Prices of precious metals may fluctuate sharply over short time periods due to changes in inflation or expectations regarding inflation in various countries; metal sales by governments, central banks or international agencies; investment speculation; changes in industrial and commercial demand; and governmental prohibitions or restrictions on the private ownership of certain precious metals or minerals.

    In addition, the market price of securities that are tied into the market price of a natural resource will fluctuate on the basis of the natural resource. However, there may not be a perfect correlation between the movements of the asset-based security and the market price of the underlying natural resource. Further, these securities typically bear interest or pay dividends at below market rates, and in certain cases at nominal rates. The Portfolio's investments in natural resources securities exposes it to greater risk than a portfolio less concentrated in a group of related industries.

    Additional Principal Risks

    Shares of the Portfolios are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Portfolio will be able to achieve its investment goals. If the value of the assets of a Portfolio goes down, you could lose money.

Q:  HOW HAVE THE PORTFOLIOS PERFORMED HISTORICALLY?

A: The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Portfolios by showing changes in the Portfolios' performance from calendar year to calendar year and comparing the Portfolios' average annual returns to those of an appropriate market index. Fees and expenses incurred at the contract level are not reflected in the bar charts or tables. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Portfolio will perform in the future.

                                        7                    Anchor Series Trust

--------------------------------------------------------------------------------

                                GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                              GROWTH PORTFOLIO
                                                              ----------------
1997                                                                30.41%
1998                                                                28.96%
1999                                                                26.94%
2000                                                                -1.03%
2001                                                               -13.09%
2002                                                               -22.15%
2003                                                                29.94%
2004                                                                10.82%
2005                                                                 7.11%
2006                                                                13.30%

During the 10-year period shown in the bar chart, the highest return for a quarter was 23.93% (quarter ended 12/31/98) and the lowest return for a quarter was -17.43% (quarter ended 9/30/02).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE   PAST FIVE   PAST TEN
CALENDAR YEAR ENDED DECEMBER 31, 2006)                          YEAR       YEARS      YEARS
---------------------------------------------------------------------------------------------
 Growth Portfolio Class 1                                      13.30%       6.35%      9.59%
---------------------------------------------------------------------------------------------
 Russell 3000(R) Index(1)                                      15.72%       7.17%      8.64%
---------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

1 The Russell 3000(R) Index is an unmanaged, weighted index of the 3,000 largest publicly traded companies by market capitalization in the United States and is broadly representative of the universe of potential securities in which the Portfolio may invest.

                                        8                    Anchor Series Trust

--------------------------------------------------------------------------------

                         CAPITAL APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                              CAPITAL APPRECIATION PORTFOLIO
                                                              ------------------------------
1997                                                                       25.43%
1998                                                                       22.20%
1999                                                                       67.58%
2000                                                                       -7.47%
2001                                                                      -12.61%
2002                                                                      -22.66%
2003                                                                       32.27%
2004                                                                        9.11%
2005                                                                       11.67%
2006                                                                       11.39%

During the 10-year period shown in the bar chart, the highest return for a quarter was 39.01% (quarter ended 12/31/99) and the lowest return for a quarter was -22.41% (quarter ended 9/30/01).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE           PAST ONE   PAST FIVE   PAST TEN
CALENDAR YEAR ENDED DECEMBER 31, 2006)              YEAR       YEARS      YEARS
---------------------------------------------------------------------------------
 Capital Appreciation Portfolio Class 1            11.39%      6.78%      11.17%
---------------------------------------------------------------------------------
 Russell 3000(R) Growth Index(1)                    9.46%      3.02%       5.34%
---------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

1 The Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000(R) Growth or the Russell 2000(R) Growth Indices.

                                        9                    Anchor Series Trust

--------------------------------------------------------------------------------

                          NATURAL RESOURCES PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                              NATURAL RESOURCES PORTFOLIO
                                                              ---------------------------
1997                                                                     -8.59%
1998                                                                    -17.33%
1999                                                                     41.51%
2000                                                                     19.42%
2001                                                                     -1.01%
2002                                                                      8.33%
2003                                                                     47.77%
2004                                                                     25.01%
2005                                                                     46.13%
2006                                                                     24.93

During the 10-year period shown in the bar chart, the highest return for a quarter was 25.03% (quarter ended 9/30/05) and the lowest return for a quarter was -17.46% (quarter ended 12/31/97).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE           PAST ONE   PAST FIVE   PAST TEN
CALENDAR YEAR ENDED DECEMBER 31, 2006)              YEAR       YEARS      YEARS
---------------------------------------------------------------------------------
 Natural Resources Portfolio Class 1               24.93%      29.58%     16.53%
---------------------------------------------------------------------------------
 S&P 500(R) Index(1)                               15.79%       6.19%      8.42%
---------------------------------------------------------------------------------
 MSCI/S&P World Metals & Mining(2)                 38.27%      29.16%     11.23%
---------------------------------------------------------------------------------
 MSCI/S&P World Oil & Gas(2)                       19.12%      18.63%     14.03%
---------------------------------------------------------------------------------
 MSCI/S&P World Energy Equipment & Services(2)     15.09%      18.83%      9.46%
---------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

1 The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

2 The Morgan Stanley Capital International (MSCI)/S&P World Metals & Mining Index consists of companies conducting business in the following industries: aluminum, diversified metals and mining, gold, precious metals and minerals and steel.

   The MSCI/S&P World Oil & Gas is comprised of integrated oil companies engaged in the exploration, production, refinement, transportation, distribution, and marketing of oil and gas products.

   The MSCI/S&P World Energy, Equipment & Services is comprised of manufacturers of oil rigs and drilling equipment, and providers of drilling services and manufacturers of equipment for and providers of services to the oil and gas industry, including seismic data collection services.

                                       10                    Anchor Series Trust

--------------------------------------------------------------------------------

                          ASSET ALLOCATION PORTFOLIO*
--------------------------------------------------------------------------------

                                  (CLASS 1)**

                                  (BAR CHART)

                                                              ASSET ALLOCATION PORTFOLIO
                                                              --------------------------
1997                                                                     21.81%
1998                                                                      3.32%
1999                                                                      9.44%
2000                                                                     -0.31%
2001                                                                     -2.85%
2002                                                                     -7.51%
2003                                                                     23.04%
2004                                                                     10.32%
2005                                                                      5.00%
2006                                                                     11.31%

During the period shown in the bar chart, the highest return for a quarter was 11.17% (quarter ended 6/30/03) and the lowest return for a quarter was -8.76% (quarter ended 9/30/98).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE           PAST ONE   PAST FIVE   PAST TEN
CALENDAR YEAR ENDED DECEMBER 31, 2006)              YEAR       YEARS      YEARS
---------------------------------------------------------------------------------
 Asset Allocation Portfolio Class 1                 11.31%      7.97%      6.94%
---------------------------------------------------------------------------------
 S&P 500(R) Index(1)                                15.79%      6.19%      8.42%
---------------------------------------------------------------------------------
 Lehman Brothers U.S. Aggregate Index(2)             4.33%      5.06%      6.24%
---------------------------------------------------------------------------------
 Custom Index(3)                                    11.12%      5.98%      7.88%
---------------------------------------------------------------------------------

 * Performance information shown for periods prior to November 24, 2003 is that of the SunAmerica Series Trust Asset Allocation Portfolio (the "SAST Portfolio") that was reorganized into the Portfolio on November 24, 2003. The SAST Portfolio had the same investment goal and investment strategies and policies as the Portfolio, and was managed by the same portfolio managers.

** Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

 1 The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

 2 The Lehman Brothers U.S. Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the U.S. investment grade fixed rate bond market, with index components for government and corporate bonds, mortgage pass-through securities, and asset-backed securities.

 3 The Custom Index consists of 40% Lehman Brothers U.S. Aggregate Index and 60% S&P 500 Index.

                                       11                    Anchor Series Trust

--------------------------------------------------------------------------------

                     GOVERNMENT AND QUALITY BOND PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                              GOVERNMENT AND QUALITY BOND PORTFOLIO
                                                              -------------------------------------
1997                                                                           9.53%
1998                                                                           9.18%
1999                                                                          -1.65%
2000                                                                          11.35%
2001                                                                           6.93%
2002                                                                           9.33%
2003                                                                           2.50%
2004                                                                           3.41%
2005                                                                           2.62%
2006                                                                           3.31%

During the 10-year period shown in the bar chart, the highest return for a quarter was 4.68% (quarter ended 9/30/98) and the lowest return for a quarter was -2.25% (quarter ended 6/30/04).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                   PAST ONE   PAST FIVE   PAST TEN
CALENDAR YEAR ENDED DECEMBER 31, 2006)                      YEAR       YEARS      YEARS
-----------------------------------------------------------------------------------------
 Government and Quality Bond Portfolio Class 1              3.31%      4.20%       5.58%
-----------------------------------------------------------------------------------------
 Lehman Brothers U.S. Aggregate A or Better Index(1)        4.33%      4.92%       6.19%
-----------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

1 The Lehman Brothers U.S. Aggregate A or Better Index is a subset of the Lehman Brothers Aggregate Bond Index and indices, government and corporate bonds, agency mortgage pass-through securities, and asset-backed securities. However, the Lehman Brothers U.S. Aggregate A or Better Index excludes BBB bonds.

                                       12                    Anchor Series Trust

--------------------------------------------------------------------------------

                                EXPENSE SUMMARY
--------------------------------------------------------------------------------

The table below describes the fees and expenses you may pay on shares if you remain invested in each Portfolio. Each Portfolio's annual operating expenses do not reflect the separate account fees charged in the Variable Contracts, as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                         CAPITAL       NATURAL      ASSET        GOVERNMENT
                            GROWTH     APPRECIATION   RESOURCES   ALLOCATION    AND QUALITY
                           PORTFOLIO    PORTFOLIO     PORTFOLIO   PORTFOLIO    BOND PORTFOLIO
                           ---------   ------------   ---------   ----------   --------------
                            Class 1      Class 1       Class 1     Class 1        Class 1
                            -------    ------------   ---------   ----------   --------------
Management Fees..........    0.67%         0.70%        0.75%        0.61%          0.55%
Service (12b-1) Fees.....    0.00%         0.00%        0.00%        0.00%          0.00%
Other Expenses...........    0.03%         0.04%        0.06%        0.05%          0.05%
Total Annual Portfolio
  Operating Expenses.....    0.70%         0.74%        0.81%        0.66%          0.60%

EXAMPLE

This Example is intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year, reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract Prospectus for information on such charges. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                                                                1         3         5         10
                                                               YEAR     YEARS     YEARS     YEARS
                                                              ------   -------   -------   --------
Growth Portfolio............................................   $72      $224      $390      $  871

Capital Appreciation Portfolio..............................   $76      $237      $411      $  918

Natural Resources Portfolio.................................   $83      $259      $450      $1,002

Asset Allocation Portfolio..................................   $67      $211      $368      $  822

Government and Quality Bond Portfolio.......................   $61      $192      $335      $  750

                                       13                    Anchor Series Trust

--------------------------------------------------------------------------------

                              ACCOUNT INFORMATION
--------------------------------------------------------------------------------

Shares of each Portfolio are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies ("Variable Contracts") offered by life insurance companies affiliated with AIG SunAmerica Asset Management Corp. ("AIG SAAMCo"), the investment adviser and manager, as well as non-affiliated life insurance companies. All shares of the Trust are owned by "Separate Accounts" of the life insurance companies. The term "Manager" as used in this Prospectus means either AIG SAAMCo or the other registered investment advisers that serve as subadvisers to the Trust, as the case may be.

If you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the life insurance companies. Class 1 shares of the Portfolios, which are issued only in connection with certain Variable Contracts are offered through this Prospectus. Class 2 and Class 3 shares are offered through a separate prospectus.

You should be aware that the Variable Contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the contracts, which accompanies this Prospectus.

The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts through the various life insurance companies. Nevertheless, the Trust's Board of Trustees (the "Board") intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.

TRANSACTION POLICIES

VALUATION OF SHARES. The net asset value per share ("NAV") for each Portfolio and class is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of such class's outstanding shares. The NAV for each Portfolio also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Portfolio. As a result, the value of the Portfolio's shares may change on days when you will not be able to purchase or redeem your shares.

Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Trust's Board, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved by the Board.

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the market price at the close of such exchanges on the day of valuation. If a security's price is available from more than one exchange, a Portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio's shares, and the Portfolio may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. A Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. For foreign

                                       14                    Anchor Series Trust
equity securities, the Trust uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Certain Portfolios may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of these Portfolios' shares may change on days when the Trust is not open for purchases or redemptions.

BUY AND SELL SHARES. The Separate Accounts buy and sell shares of a Portfolio at NAV, without any sales or other charges.

EXECUTION OF REQUESTS. The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust, or the insurance company as its authorized agent, before the Trust's close of business (generally, 4:00 p.m., Eastern time), the order will receive that day's closing price. If the order is received after that time, it will receive the next business day's closing price.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.

FREQUENT PURCHASES AND REDEMPTIONS OF SHARES

The Portfolios, which are offered only through Variable Contracts, are intended for long-term investment and not as frequent short-term trading ("market timing") vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not acquire Variable Contracts that relate to shares of the Portfolios. The Board of Trustees has adopted policies and procedures with respect to market timing activity as discussed below.

The Trust believes that market timing activity is not in the best interest of its Portfolios' performance or their participants. Market timing can disrupt the ability of a Manager to invest assets in an orderly, long-term manner, which may have an adverse impact on the performance of the Portfolios. In addition, market timing may increase a Portfolio's expenses through: increased brokerage, transaction and administrative costs; forced and unplanned portfolio turnover; and large asset swings that decrease a Portfolio's ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Portfolio performance.

Since all the Portfolios may invest significantly in foreign securities and because the Asset Allocation Portfolio may invest in high yield fixed income securities ("junk bonds"), they may be particularly vulnerable to market timing. Market timing in Portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Portfolio's international portfolio securities trade and the time as of which the Portfolio's net asset value is calculated. Market timing in Portfolios investing significantly in junk bonds may occur if market prices are not readily available for a Portfolio's junk bond holdings. Market timers may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio's net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Portfolio. One of the objectives of the Trust's fair value pricing procedures is to minimize the possibilities of this type of market timing (see "Transaction Policies -- Valuation of Shares").

Shares of the Portfolios are held through Separate Accounts. The ability of the Trust to monitor transfers made by the participants in Separate Accounts maintained by financial intermediaries is limited by the institutional nature of these omnibus accounts. The Board's policy is that the Portfolios must rely on the Separate Account to both monitor market timing within a Portfolio and attempt to prevent it through their own policies and procedures. The Trust has entered into agreements with the Separate Accounts that require the Separate Accounts to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. In situations in which the Trust becomes aware of possible market timing activity, it will notify the

                                       15                    Anchor Series Trust

Separate Account in order to help facilitate the enforcement of such entity's market timing policies and procedures. There is no guarantee that the Trust will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not the Trust detects it, if market timing activity occurs, then you should anticipate that you will be subject to the disruptions and increased expenses discussed above. The Trust reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from insurance company separate accounts, whether directly or by transfer, including orders that have been accepted by a financial intermediary, that the Trust determines not to be in the best interest of the Portfolios. Such rejections or refusals will be applied uniformly without exception.

Any restrictions or limitations imposed by the Separate Accounts may differ from those imposed by the Trust. Please review your Variable Contract prospectus for more information regarding the insurance company's market timing policies and procedures, including any restrictions or limitations that the Separate Account may impose with respect to trades made through a Variable Contract.

Please refer to the documents pertaining to your Variable Contract prospectus on how to direct investments in or redemptions from (including making transfers into or out of) the Portfolios and any fees that may apply.

PORTFOLIO HOLDINGS

The Trust's policies and procedures with respect to the disclosure of the Portfolios' securities are described in the Statement of Additional Information.

DIVIDEND POLICIES AND TAXES

DISTRIBUTIONS. Each Portfolio, except for the Money Market Portfolio, annually declares and distributes substantially all of its net investment income in the form of dividends. The Money Market Portfolio declares daily and distributes monthly, substantially all of its net investment income in the form of dividends. Distributions from net realized gains, if any, are paid annually for all Portfolios.

Each of the Portfolios reserves the right to declare and pay dividends less frequently than as disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually.

DISTRIBUTION REINVESTMENTS. The dividends and distributions, if any, will be automatically reinvested in additional shares of the same Portfolio on which they were paid.

TAXABILITY OF A PORTFOLIO. Each Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as each Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.

                                       16                    Anchor Series Trust

--------------------------------------------------------------------------------

                     MORE INFORMATION ABOUT THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT SELECTION

Each Portfolio, other than the Asset Allocation and Government and Quality Bond Portfolios, buys and sells securities based on bottom-up investment analysis and individual security selection, with an aim to uncover opportunities with potential for price appreciation. A bottom-up investment approach searches for outstanding performance of individual stocks before considering the impact of economic or industry trends. Each Portfolio is managed using a proprietary fundamental analysis in order to select securities which are deemed to be consistent with the Portfolio's investment objective and are priced attractively. Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. Securities are sold when the investment has achieved its intended purpose, or because it is no longer considered attractive.

The Asset Allocation and Government and Quality Bond Portfolios employ both a bottom-up and a top-down analysis in its investment approach. On an individual security basis, a Portfolio buys and sells securities based on bottom up investment analysis, with an aim to uncover opportunities with potential for price appreciation. A bottom-up investment approach searches for outstanding performance of individual stocks before considering the impact of economic or industry trends. Each Portfolio is managed using a proprietary fundamental analysis in order to select securities which are deemed to be consistent with the Portfolio's investment objective and are priced attractively. Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. Securities are sold when the investment has achieved its intended purpose, or because it is no longer considered attractive. In addition, each Portfolio is managed using a proprietary top-down macro analysis for asset allocation among its different asset classes, countries, sectors and styles. Top-down macro analysis involves the assessment of such factors as trends in economic growth, inflation and the capital market environment.

INVESTMENT STRATEGIES

Each Portfolio has its own investment goal and principal investment strategy for pursuing as described in the charts beginning on page 4. The charts provided below summarize information about each Portfolio's investments. We have included a glossary to define the investment and risk terminology used in the charts and throughout this Prospectus. Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase under normal market conditions. You should consider your ability to assume the risks involved before investing in a Portfolio through one of the Variable Contracts.

                                       17                    Anchor Series Trust


-----------------------------------------------------------------------------------------------------------------------
                                        GROWTH                CAPITAL APPRECIATION           NATURAL RESOURCES
-----------------------------------------------------------------------------------------------------------------------
 What are the Portfolio's     - Equity securities:         - Equity securities:         - Equity securities:
 principal investments?         - large-cap stocks           - large-cap stocks           - large-cap stocks
                                - mid-cap stocks             - mid-cap stocks             - mid-cap stocks
                                - small-cap stocks           - small-cap stocks           - small-cap stocks
                                                                                          - foreign equity
                                                                                            securities including
                                                                                            ADRs, EDRs, or GDRs
-----------------------------------------------------------------------------------------------------------------------
 What other types of          - Equity securities:         - Equity securities:         - Equity securities:
 investments or strategies      - foreign equity             - foreign equity             - rights
 may the Portfolio use to a       securities including         securities including       - warrants
 significant extent?              ADRs, EDRs or GDRs (up       ADRs, EDRs or GDRs (up   - Fixed income securities:
                                  to 25%)                      to 30%)                    - preferred stocks
-----------------------------------------------------------------------------------------------------------------------
 What other types of          - Currency transactions      - Currency transactions      - Borrowing for temporary
 investments may the          - Borrowing for temporary    - Borrowing for temporary      or emergency purposes (up
 Portfolio use as part of       or emergency purposes (up    or emergency purposes (up    to 20%)
 efficient portfolio            to 10%)                      to 10%)                    - Currency transactions
 management or to enhance     - Illiquid securities (up    - Illiquid securities (up    - Options and futures
 return?                        to 10%)                      to 10%)                    - Forward commitments
                              - Forward commitments        - Forward commitments        - Defensive investments
                              - When-issued/delayed        - When-issued/delayed        - Illiquid securities (up
                                delivery transactions        delivery transactions        to 10%)
                              - Defensive investments      - Defensive investments      - When-issued/delayed
                              - Special situations         - Special situations           delivery transactions
                              - Options and futures        - Options and futures        - Special situations
                              - Rights and warrants        - Rights and warrants        - REITs
                              - Convertible securities     - Convertible securities
                                (up to 20%)                  (up to 20%)
-----------------------------------------------------------------------------------------------------------------------
 What risks normally affect   - Market volatility          - Market volatility          - Foreign exposure
 the Portfolio?               - Securities selection       - Securities selection       - Emerging markets
                              - Small and medium sized     - Growth stocks              - Market volatility
                                companies                  - Small and medium sized     - Small and medium sized
                              - Active trading               companies                    companies
                              - Hedging                    - Active trading             - Natural resources sector
                              - Growth stocks              - Hedging                    - Securities selection
                              - Foreign exposure           - Currency volatility        - Active trading
                              - Currency volatility        - Foreign exposure           - Hedging
                                                                                        - Currency volatility
-----------------------------------------------------------------------------------------------------------------------

                                       18                    Anchor Series Trust


----------------------------------------------------------------------------------------------------------------------
                                                                                      GOVERNMENT AND
                                                                                       QUALITY BOND
                                          ASSET ALLOCATION
----------------------------------------------------------------------------------------------------------------------
 What are the Portfolio's     - Equity securities:                       - Fixed income securities:
 principal investments?         - common stocks                            - U.S. government securities
                                - convertible securities                   - high quality corporate bonds
                                - warrants                                 - mortgage backed and asset backed
                                - rights                                     securities
                              - Fixed income securities:
                                - U.S. government securities
                                - investment grade corporate bonds
                                - preferred stocks
                                - junk bonds (up to 25% of fixed income
                                  investments)
                                - senior securities
                                - pass-through securities
                              - REITs
                              - Registered investment companies
                              - Foreign securities
----------------------------------------------------------------------------------------------------------------------
 What other types of          - Equity securities:                       - Fixed-income securities:
 investments or strategies      - small-cap stocks                         - corporate bonds rated as low as "A-"
 may the Portfolio use to a     - medium-cap stocks                          (up to 20%)
 significant extent?            - convertible securities                   - foreign fixed income securities (U.S.
                              - Foreign securities:                          dollar denominated)
                                - ADRs, GDRs and EDRs                    - Credit default swaps (up to 5%)
                                - emerging markets                       - Interest rate swaps, caps, floors and
                              - Equity swaps                               collars (up to 10%)
                              - Currency transactions                    - Total return swaps (up to 10%)
                              - Futures
                              - Forward commitments
                              - Mortgage dollar rolls
                              - Deferred interest bonds
                              - Illiquid securities (up to 15%)
----------------------------------------------------------------------------------------------------------------------
 What other types of          - Options and futures                      - Borrowing for temporary or emergency
 investments may the          - Short-term investments                     purposes (up to 10%)
 Portfolio use as part of     - Firm commitment agreements               - Illiquid securities (up to 10%)
 efficient portfolio          - When-issued and delayed-delivery         - Forward commitments
 management or to enhance       transactions                             - When-issued/delayed delivery
 return?                      - Zero coupon bonds                          transactions
                              - Interest rate swaps, caps, floors and    - Defensive investments
                                collars                                  - Zero coupon bonds
                              - Loan participations and assignments      - Currency transactions
                              - Defensive investments                    - Futures
                              - Borrowing for temporary or emergency     - Special situations
                                purposes (up to 33 1/3%)                 - Rights and warrants
                              - Hybrid instruments (up to 10%)
----------------------------------------------------------------------------------------------------------------------
 What risks normally affect   - Market volatility                        - Market volatility
 the Portfolio?               - Securities selection                     - Securities selection
                              - Interest rate fluctuations               - Interest rate fluctuations
                              - Credit quality                           - Active trading
                              - Currency volatility                      - Hedging
                              - Foreign exposure                         - Credit quality
                              - Derivatives                              - Prepayment
                              - Hedging
                              - Growth stocks
                              - Prepayment
                              - Illiquidity
                              - Active trading
                              - Prepayment
                              - Small and medium sized companies
----------------------------------------------------------------------------------------------------------------------

                                       19                    Anchor Series Trust

--------------------------------------------------------------------------------

                                    GLOSSARY
--------------------------------------------------------------------------------

INVESTMENT TERMINOLOGY

BORROWING FOR TEMPORARY OR EMERGENCY PURPOSES involves the borrowing of cash or securities by a Portfolio in limited circumstances, including to meet redemptions. Borrowing will cost a Portfolio interest expense and other fees. Borrowing may exaggerate changes in a Portfolio's net asset value and the cost may reduce a Portfolio's return.

CREDIT DEFAULT SWAPS involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit default swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party upon the occurrence of specified credit events.

CURRENCY TRANSACTIONS include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates or to enhance return.

DEFENSIVE INVESTMENTS include high quality fixed income securities, repurchase agreements and other money market instruments. A Portfolio may make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.

EQUITY SECURITIES, such as COMMON STOCKS, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as CONVERTIBLE PREFERRED STOCK, CONVERTIBLE BONDS, WARRANTS and RIGHTS, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

     - CONVERTIBLE SECURITIES are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

     - MARKET CAPITALIZATION RANGES. Companies are classified as large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding securities of the company at the time of purchase. LARGE-CAP COMPANIES will generally include companies whose market capitalizations, at the time of purchase, are equal to or greater than the smallest company in the Russell 1000(R) Index during the most recent 12-month period. During the 12-month period ending December 31, 2006, the smallest company in the Russell 1000(R) Index during the most recent 12-months had a market-cap of $265 million. MID-CAP COMPANIES will generally include companies whose market capitalizations, at the time of purchase, range from the smallest company included in the Russell Midcap Index to the largest company in the Russell Midcap Index during the most recent 12-month period. During the 12-month period ending December 31, 2006, the smallest company in the Russell Midcap Index had a market-cap of $265 million and the largest company in the Russell Midcap Index had a market-cap of $27.2 billion. SMALL-CAP COMPANIES will generally include companies whose market capitalizations, at the time of purchase, are equal to or less than the largest company in the Russell 2000(R) Index during the most recent 12-month period. During the 12-month period ending December 31, 2006, the largest company in the Russell 2000 index had a market-cap of $6.2 billion.

       Due to fluctuations in market conditions, there may be some overlap among capitalization categories. The market capitalization of companies within any Portfolio's investments may change over time; however, a Portfolio will not sell a stock just because a company has grown to a market capitalization outside the appropriate range. The Portfolios may, on occasion, purchase companies with a market capitalization above or below the range.

                                       20                    Anchor Series Trust

     - WARRANTS are rights to buy common stock of a company at a specified price during the life of the warrant.

     - RIGHTS represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

EQUITY SWAPS allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

FIRM COMMITMENT AGREEMENTS and WHEN-ISSUED or DELAYED-DELIVERY TRANSACTIONS call for the purchase or sale of securities at an agreed-upon price on a specified future date. At the time of delivery of the securities, the value may be more or less than the purchase price.

FIXED INCOME SECURITIES are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. Investments in fixed income securities include:

     - U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

     - CORPORATE DEBT INSTRUMENTS (bonds, notes and debentures) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

     - An INVESTMENT GRADE FIXED INCOME SECURITY is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by the Adviser or Subadviser). The two best-known debt rating agencies are S&P and Moody's Investors Service, Inc. (Moody's). INVESTMENT GRADE refers to any security rated "BBB" or above by S&P or "Baa" or above by Moody's.

     - A JUNK BOND is a high yield, high risk bond that does not meet the credit quality standards of an investment grade security.

     - PASS-THROUGH SECURITIES involve various debt obligations that are backed by a pool of mortgages or other assets. Principal and interest payments made on the underlying asset pools are typically passed through to investors. Types of pass-through securities include MORTGAGE-BACKED SECURITIES, collateralized mortgage obligations, commercial mortgage-backed securities, and ASSET-BACKED SECURITIES.

     - PREFERRED STOCKS receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.

     - ZERO-COUPON BONDS and DEFERRED INTEREST BONDS are debt obligations issued or purchased at a significant discount from face value. Certain zero coupon bonds (DISCOUNT BONDS) also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date.

                                       21                    Anchor Series Trust

FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies (PFICs), American Depositary Receipts
(ADRs) or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). An EMERGING MARKET country is generally one with a low or middle income economy or that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by Adviser or Subadviser.

FORWARD COMMITMENTS are contracts to purchase or sell securities at a fixed price with delivery and cash settlement to occur at a future date beyond normal settlement time. At the time that a Portfolio enters into a forward commitment to sell a security, the Portfolio may not hold that security. A Portfolio may also dispose of or renegotiate a commitment prior to settlement. At settlement, the value of the securities may be more or less than the purchase price.

HYBRID INSTRUMENTS, such as INDEXED STRUCTURED SECURITIES (i.e., Standard and Poor's Depositary receipts (SPDRs) and iShares(SM)) and other EXCHANGE TRADED FUNDS (ETFs), can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero.

ILLIQUID/RESTRICTED SECURITIES are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

INTEREST RATE SWAPS, CAPS, FLOORS AND COLLARS. Interest rate swaps involve the exchange by the Portfolio with another party of its respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

LOAN PARTICIPATIONS AND ASSIGNMENTS are investments in which a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

OPTIONS AND FUTURES are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index. An option gives its owner the right, but not the obligation, to buy ("call") or sell ("put") a specified amount of a security at a specified price within a specified time period. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price.

REITs (real estate investment trusts) are trusts that invest primarily in commercial real estate or real estate related loans. The value of an interest in a REIT may be affected by the value and the cash flows of the properties owned or the quality of the mortgages held by the REIT.

                                       22                    Anchor Series Trust

REGISTERED INVESTMENT COMPANIES are investments by a Portfolio in other investment companies which are registered in accordance with the federal securities laws.

ROLL TRANSACTIONS involve the sale of mortgage or other asset-backed securities ("roll securities") with the commitment to purchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date.

SHORT-TERM INVESTMENTS include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities may provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses without having to sell other portfolio securities.

A SPECIAL SITUATION arises when, in the opinion of the Subadviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

TOTAL RETURN SWAPS are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component.

RISK TERMINOLOGY

ACTIVE TRADING: A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Portfolio. In addition, because a Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section we provide each Portfolio's portfolio turnover rate for each of the last five fiscal years.

CREDIT QUALITY: The creditworthiness of the issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue JUNK BONDS. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

CURRENCY VOLATILITY: The value of a Portfolio's foreign investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio's non-U.S. dollar denominated securities.

FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an EMERGING MARKET. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

                                       23                    Anchor Series Trust

GROWTH STOCKS: Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

HEDGING: Hedging is a strategy in which a Portfolio uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the derivative will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. An improper hedge could also reduce gains or cause losses.

ILLIQUIDITY: There may not be a market for certain securities making it difficult or impossible to sell at the time and the price that the seller would like.

INTEREST RATE FLUCTUATIONS: The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

MARKET VOLATILITY: The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Portfolio's portfolio.

PREPAYMENT: Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other pass-through securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates a Portfolio may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by the Portfolio may exhibit price characteristics of longer-term debt securities.

NATURAL RESOURCES SECTOR: The value of equity investments in the natural resources sector will fluctuate based on a number of factors, including: market conditions generally; the market for the particular natural resource in which the issuer is involved; events of nature; and international politics.

SECURITIES SELECTION: A strategy used by a Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

SMALL AND MEDIUM SIZED COMPANIES: Companies with smaller market capitalizations tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are also usually more volatile and entail greater risks than securities of large companies.

                                       24                    Anchor Series Trust

--------------------------------------------------------------------------------

                                   MANAGEMENT
--------------------------------------------------------------------------------

INFORMATION ABOUT THE INVESTMENT ADVISER

AIG SUNAMERICA ASSET MANAGEMENT CORP. ("AIG SAAMCo") serves as investment adviser and manager for all the Portfolios of the Trust. AIG SAAMCo oversees the Subadvisers, provides various administrative services and supervises the daily business affairs of each Portfolio. AIG SAAMCo, located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992, is a corporation organized under the laws of the state of Delaware, and managed, advised or administered assets in excess of $52.5 billion as of December 31, 2006. In addition to serving as investment adviser and manager to the Trust, AIG SAAMCo serves as adviser, manager and/or administrator for AIG Series Trust, Inc., AIG SunAmerica Focused Alpha Growth Fund, Inc., AIG SunAmerica Focused Alpha Large Cap Fund, Inc., Seasons Series Trust, SunAmerica Focused Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Series Trust, SunAmerica Senior Floating Rate Fund, Inc., VALIC Company I and VALIC Company II.

A discussion regarding the basis for the Board of Trustees approval of the Trust's investment advisory agreement and the subadvisory agreements between AIG SAAMCo and the Subadvisers is available in the Trust's 2006 Annual Report to shareholders, which is available upon request.

AIG SAAMCo has received an exemptive order from the Securities and Exchange Commission that permits AIG SAAMCo, subject to certain conditions, to enter into agreements relating to the Asset Allocation Portfolio with Subadvisers approved by the Board of Trustees without obtaining shareholder approval. The exemptive order also permits AIG SAAMCo, subject to the approval of the Board but without shareholder approval, to employ new Subadvisers for the Asset Allocation Portfolio, change the terms of particular agreements with such Subadvisers or continue the employment of existing Subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any Subadviser changes. Shareholders of the Asset Allocation Portfolio have the right to terminate an agreement with a Subadviser for that Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio.

For the fiscal year ended December 31, 2006, each Portfolio paid AIG SAAMCo a fee equal to the following percentage of average daily net assets:

                         PORTFOLIO                            FEE
                         ---------                            ----
Growth Portfolio............................................  0.67%
Capital Appreciation Portfolio..............................  0.70%
Natural Resources Portfolio.................................  0.75%
Asset Allocation Portfolio..................................  0.61%
Government and Quality Bond Portfolio.......................  0.55%

INFORMATION ABOUT THE SUBADVISERS

EDGE ASSET MANAGEMENT, INC. ("EAM") (formerly, WM Advisors, Inc.) is a Washington corporation. EAM is located at 1201 Third Avenue, 8th Floor, Seattle, WA 98101. EAM is an investment adviser registered with the SEC under the Investment Advisers Act of 1940 and provides investment advisory services to registered investment companies and separately managed accounts. As of December 31, 2006, EAM had over $27.8 billion in assets under management.

WELLINGTON MANAGEMENT COMPANY, LLP ("Wellington Management") is a Massachusetts limited liability partnership. The principal business address of Wellington Management is 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other

                                       25                    Anchor Series Trust
institutions. As of December 31, 2006, Wellington Management managed approximately $575 billion of client assets in a broad range of investment styles for mutual fund sponsors and other institutional investors.

AIG SAAMCo compensates the Subadvisers out of the advisory fees that it receives from the respective Portfolios, AIG SAAMCo may terminate its agreements with either Subadviser without shareholder approval.

PORTFOLIO MANAGEMENT

The investment manager(s) and/or management team(s) that have primary responsibility for the day-to-day management of the Portfolios are set forth below in the following table. Unless otherwise noted, a management team's members share responsibility in making investment decisions on behalf of a Portfolio and no team member is limited in his/her role with respect to the management team.

The Statement of Additional Information provides information regarding the portfolio managers listed below, including other accounts they manage, their ownership interest in the Portfolio(s), and the structure and method used by the Subadvisers to determine their compensation.


------------------------------------------------------------------------------------------------------------------
                                                    NAME AND TITLE OF
       PORTFOLIO             SUBADVISER             PORTFOLIO MANAGER                     EXPERIENCE
                                                 (AND/OR MANAGEMENT TEAM)
------------------------------------------------------------------------------------------------------------------
 GROWTH PORTFOLIO          Wellington       - Matthew E. Megargel, CFA           Mr. Megargel has served as
                           Management         Senior Vice President and          portfolio manager for the
                                              Equity Portfolio Manager           Portfolio since 1995. Mr.
                                                                                 Megargel joined Wellington
                                                                                 Management as an investment
                                                                                 professional in 1983.
                                            ----------------------------------------------------------------------
                                            - Jeffrey L. Kripke                  Mr. Kripke has served as
                                              Vice President and                 portfolio manager for the
                                              Equity Portfolio Manager           Portfolio since 2001. Mr.
                                                                                 Kripke joined Wellington
                                                                                 Management as an investment
                                                                                 professional in 2001.
                                            ----------------------------------------------------------------------
                                            - Francis J. Boggan, CFA             Mr. Boggan has served as
                                              Senior Vice President and          portfolio manager for the
                                              Equity Portfolio Manager           Portfolio since 2001. Mr.
                                                                                 Boggan joined Wellington
                                                                                 Management as an investment
                                                                                 professional in 2001.
--------------------------------------------------------------------------------------------------------------
 CAPITAL APPRECIATION      Wellington       - Stephen C. Mortimer                Mr. Mortimer has served as
 PORTFOLIO                 Management         Vice President and                 portfolio manager for the
                                              Equity Portfolio Manager           Portfolio since March 30,
                                                                                 2006. Mr. Mortimer joined
                                                                                 Wellington Management as an
                                                                                 investment professional in
                                                                                 2001.
------------------------------------------------------------------------------------------------------------------

                                       26                    Anchor Series Trust

------------------------------------------------------------------------------------------------------------------
                                                    NAME AND TITLE OF
       PORTFOLIO             SUBADVISER             PORTFOLIO MANAGER                     EXPERIENCE
                                                 (AND/OR MANAGEMENT TEAM)
------------------------------------------------------------------------------------------------------------------
 NATURAL RESOURCES         Wellington       - James A. Bevilacqua                Prior to becoming portfolio
 PORTFOLIO                 Management         Senior Vice President and          manager in 2003, Mr.
                                              Equity Portfolio Manager           Bevilacqua was the assistant
                                                                                 portfolio manager of the
                                                                                 Portfolio from 1998-2002. Mr.
                                                                                 Bevilacqua joined Wellington
                                                                                 Management as an investment
                                                                                 professional in 1994.
                                            ----------------------------------------------------------------------
                                            - Karl E. Bandtel                    Mr. Bandtel has served as
                                              Senior Vice President and          portfolio manager for the
                                              Equity Portfolio Manager           Portfolio since 2004. Mr.
                                                                                 Bandtel joined Wellington
                                                                                 Management as an investment
                                                                                 professional in 1990.
------------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION          EAM              Team members include:
 PORTFOLIO
                                            - Michael D. Meighan                 Mr. Meighan joined EAM in
                                              Portfolio Manager                  1999 as a Senior Asset
                                                                                 Allocation Analyst. From
                                                                                 1993-1999 he was a Manager of
                                                                                 Managed Assets at D.A.
                                                                                 Davidson & Co. He holds the
                                                                                 Chartered Financial Analyst
                                                                                 designation.
                                            ----------------------------------------------------------------------
                                            - Gary J. Pokrzynwinski              Mr. Pokrzynwinski joined EAM
                                              Chief Investment Officer           in 1992. He has been a Senior
                                              and Chairman of the EAM            Portfolio Manager since 1994,
                                              Investment Committee               and Head of the Fixed Income
                                                                                 Investment Team since 1999.
                                                                                 He holds the Chartered
                                                                                 Financial Analyst
                                                                                 designation.
                                            ----------------------------------------------------------------------
                                            - Randall L. Yoakum                  Mr. Yoakum re-joined EAM in
                                              Chief Investment Strategist        1999 as Senior Portfolio
                                              and Head of Asset Allocation       Manager and Chairman of the
                                                                                 Investment Policy, Asset
                                                                                 Allocation and Equity
                                                                                 Investment Teams. From
                                                                                 1997-1999, Mr. Yoakum was the
                                                                                 Chief Investment Officer at
                                                                                 D.A. Davidson & Co. Mr.
                                                                                 Yoakum holds the Chartered
                                                                                 Financial Analyst
                                                                                 designation.
------------------------------------------------------------------------------------------------------------------

                                       27                    Anchor Series Trust


------------------------------------------------------------------------------------------------------------------
                                                    NAME AND TITLE OF
       PORTFOLIO             SUBADVISER             PORTFOLIO MANAGER                     EXPERIENCE
                                                 (AND/OR MANAGEMENT TEAM)
------------------------------------------------------------------------------------------------------------------
 GOVERNMENT AND QUALITY    Wellington       - John C. Keogh                      Mr. Keogh has served as
 BOND PORTFOLIO            Management         Senior Vice President and          portfolio manager for the
                                              Fixed Income Portfolio Manager     Portfolio since 1994. Mr.
                                                                                 Keogh joined Wellington
                                                                                 Management as an investment
                                                                                 professional in 1983.
                                            ----------------------------------------------------------------------
                                            - Christopher L. Gootkind            Mr. Gootkind has been
                                              Vice President and Fixed Income    involved in portfolio
                                              Portfolio Manager                  management and securities
                                                                                 analysis for corporate
                                                                                 securities within the
                                                                                 Portfolio since May 1, 2006.
                                                                                 Mr. Gootkind joined
                                                                                 Wellington Management as an
                                                                                 investment professional in
                                                                                 2000.
------------------------------------------------------------------------------------------------------------------

PAYMENTS IN CONNECTION WITH DISTRIBUTION

Certain affiliated life insurance companies receive financial support from AIG SAAMCo and certain Subadvisers for distribution-related activities, including support to help offset costs for training to support sales of the Portfolios.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT

State Street Bank and Trust Company, Boston, Massachusetts, acts as Custodian of the Trust's assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

LEGAL PROCEEDINGS

On February 9, 2006, American International Group, Inc. ("AIG"), the parent company and an affiliated person of AIG SunAmerica Asset Management Corp. ("Adviser"), announced that it had consented to the settlement of an injunctive action instituted by the Securities and Exchange Commission ("SEC"). In its complaint, the SEC alleged that AIG violated Section 17(a) of the Securities Act of 1933, as amended, Sections 10(b), 13(a), 13(b)(2) and 13(b)(5) of the Securities Exchange Act of 1934, as amended, and Rules 10b-5, 12b-20, 13a-1 and 13b2-1 promulgated thereunder, in connection with AIG's accounting and public reporting practices. The conduct described in the complaint did not involve any conduct of AIG or its subsidiaries related to their investment advisory or distribution activities with respect to the assets of the Portfolios.

AIG, without admitting or denying the allegations in the complaint (except as to jurisdiction), consented to the entry of an injunction against further violations of the statutes referred to above. Absent exemptive relief granted by the SEC, the entry of such an injunction would prohibit AIG and its affiliated persons from, among other things, serving as an investment adviser of any registered investment management company or principal underwriter for any registered open-end investment company pursuant to Section 9(a) of the Investment Company Act of 1940, as amended ("1940 Act"). Certain affiliated persons of AIG, including the Adviser, received a temporary order from the SEC pursuant to Section 9(c) of the 1940 Act with respect to the entry of the injunction, granting exemptive relief from the provisions of Section 9(a) of the 1940 Act. The temporary order permits AIG and its affiliated persons, including AIG's investment management subsidiaries, to serve as investment adviser, sub-adviser, principal underwriter or sponsor of the Portfolios. The Adviser expects that a permanent exemptive order will be granted, although there is no assurance the SEC will issue the order.

                                       28                    Anchor Series Trust

Additionally, AIG and its subsidiaries reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the Attorney General of the State of New York ("NYAG") and the New York State Department of Insurance ("DOI"), regarding accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers' compensation premium taxes and other assessments.

As a result of the settlements with the SEC, the DOJ, the NYAG and the DOI, AIG made payments totaling approximately $1.64 billion. In addition, as part of its settlements, AIG has agreed to retain for a period of three years an Independent Consultant who will conduct a review that will include the adequacy of AIG's internal controls over financial reporting and the remediation plan that AIG has implemented as a result of its own internal review.

Subject to receipt of permanent relief, the Adviser believes that the settlements are not likely to have a material adverse effect on the Adviser's ability to perform its investment advisory services relating to the Portfolios.

                                       29                    Anchor Series Trust

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following Financial Highlights tables for each Portfolio are intended to help you understand the Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. The total returns in each table represent the rate that an investor would have earned on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). Separate Account charges are not reflected in the total returns. If these amounts were reflected, returns would be less than those shown. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Portfolio's financial statements, is included in the Trust's Annual Report to shareholders, which is available upon request.

                                            NET                     DIVIDENDS   DISTRIBUTIONS
                               NET        REALIZED       TOTAL      DECLARED      FROM NET                       NET
                NET ASSET    INVEST-    & UNREALIZED      FROM      FROM NET      REALIZED          TOTAL       ASSET
                  VALUE       MENT      GAIN (LOSS)     INVEST-      INVEST-       GAIN ON        DIVIDENDS     VALUE
   PERIOD       BEGINNING    INCOME          ON           MENT        MENT         INVEST-           AND        END OF
    ENDED       OF PERIOD   (LOSS)(1)   INVESTMENTS    OPERATIONS    INCOME         MENTS       DISTRIBUTIONS   PERIOD
----------------------------------------------------------------------------------------------------------------------
                                   Government and Quality Bond Portfolio -- Class 1
12/31/02.....    $14.77       $0.65        $ 0.72        $ 1.37      $(0.54)       $   --          $(0.54)      $15.60
12/31/03.....     15.60        0.56         (0.18)         0.38       (0.65)        (0.12)          (0.77)       15.21
12/31/04.....     15.21        0.55         (0.03)         0.52       (0.74)        (0.01)          (0.75)       14.98
12/31/05.....     14.98        0.55         (0.16)         0.39       (0.59)           --           (0.59)       14.78
12/31/06.....     14.78        0.65         (0.17)         0.48       (0.55)           --           (0.55)       14.71
                                        Asset Allocation Portfolio -- Class 1
01/31/02.....    $14.55       $0.41        $(1.35)       $(0.94)     $(0.46)       $(0.31)         $(0.77)      $12.84
01/31/03.....     12.84        0.42         (1.31)        (0.89)      (0.46)           --           (0.46)       11.49
02/01/03-
 12/31/03*+..     11.49        0.35          2.35          2.70       (0.47)           --           (0.47)       13.72
12/31/04.....     13.72        0.38          1.01          1.39       (0.39)           --           (0.39)       14.72
12/31/05.....     14.72        0.41          0.32          0.73       (0.46)           --           (0.46)       14.99
12/31/06.....     14.99        0.39          1.27          1.66       (0.51)           --           (0.51)       16.14

                                                       RATIO OF NET
                             NET                        INVESTMENT
                            ASSETS     RATIO OF           INCOME
                            END OF     EXPENSES           (LOSS)          PORTFOLIO
   PERIOD        TOTAL      PERIOD    TO AVERAGE        TO AVERAGE        TURNOVER
    ENDED      RETURN(2)   (000'S)    NET ASSETS        NET ASSETS          RATE
-------------  --------------------------------------------------------------------
                         Government and Quality Bond Portfolio -- Class 1
12/31/02.....     9.33%    $885,969      0.61%             4.27%             108%(4)
12/31/03.....     2.50      685,905      0.60              3.56               50(4)
12/31/04.....     3.41      557,465      0.60              3.56               37(4)
12/31/05.....     2.62      500,354      0.61              3.68               56(4)
12/31/06.....     3.31      443,469      0.60              4.41               58
                              Asset Allocation Portfolio -- Class 1
01/31/02.....    (6.36)%   $556,081      0.66%             3.05%             140%(4)
01/31/03.....    (6.78)     437,736      0.66              3.42               28(4)
02/01/03-
 12/31/03*+..    23.68      482,439      0.66(3)           3.03(3)            19(4)
12/31/04.....    10.32      463,446      0.67              2.68               35(4)
12/31/05.....     5.00      396,376      0.67(5)           2.76(5)            25(4)
12/31/06.....    11.31      351,839      0.66(5)           2.53(5)            27

---------------
 *  The Portfolio changed its fiscal year end from January 31 to December 31.
 + The financial information for the periods prior to November 24, 2003 reflects the financial information for the SunAmerica Series Trust Asset Allocation Portfolio.
(1) Calculated based upon average shares outstanding.
(2) Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented.
(3) Annualized.
(4) Portfolio turnover includes paydowns on securities. Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:

                                                            2002   2003   2003   2004   2005
                                                            ----   ----   ----   ----   ----
Government and Quality Bond Portfolio.....................    71%   108%  N/A     50%    65%
Asset Allocation Portfolio................................   140     28    19     35     25

(5) Excludes expense reductions. If these expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

                                                              12/31/05   12/31/06
                                                              --------   --------
Asset Allocation Portfolio Class 1..........................    0.02%      0.01%

                                       30                    Anchor Series Trust

---------------------

--------------------------------------------------------------------------------

                                            NET                     DIVIDENDS   DISTRIBUTIONS
                               NET        REALIZED       TOTAL      DECLARED      FROM NET                        NET
                NET ASSET    INVEST-    & UNREALIZED      FROM      FROM NET      REALIZED          TOTAL        ASSET
                  VALUE       MENT      GAIN (LOSS)     INVEST-      INVEST-       GAIN ON        DIVIDENDS      VALUE
   PERIOD       BEGINNING    INCOME          ON           MENT        MENT         INVEST-           AND         END OF
    ENDED       OF PERIOD   (LOSS)(1)   INVESTMENTS    OPERATIONS    INCOME         MENTS       DISTRIBUTIONS    PERIOD
-----------------------------------------------------------------------------------------------------------------------
                                              Growth Portfolio -- Class 1
12/31/02.....    $24.96       $ 0.11       $(5.64)       $(5.53)     $(0.08)       $   --          $(0.08)       $19.35
12/31/03.....     19.35         0.14         5.64          5.78       (0.12)           --           (0.12)        25.01
12/31/04.....     25.01         0.23         2.46          2.69       (0.14)           --           (0.14)        27.56
12/31/05.....     27.56         0.17         1.76          1.93       (0.25)        (1.05)          (1.30)        28.19
12/31/06.....     28.19         0.20         3.30          3.50       (0.19)        (2.73)          (2.92)        28.77

                                       Capital Appreciation Portfolio -- Class 1
12/31/02.....    $29.61       $(0.04)      $(6.67)       $(6.71)     $   --        $   --          $   --        $22.90
12/31/03.....     22.90        (0.01)        7.40          7.39          --            --              --         30.29
12/31/04.....     30.29         0.08         2.68          2.76          --            --              --         33.05
12/31/05.....     33.05         0.05         3.80          3.85       (0.10)           --           (0.10)        36.80
12/31/06.....     36.80         0.16         4.03          4.19       (0.06)        (0.09)          (0.15)        40.84

                                        Natural Resources Portfolio -- Class 1
12/31/02.....    $17.66       $ 0.15       $ 1.27        $ 1.42      $(0.16)       $(0.95)         $(1.11)       $17.97
12/31/03.....     17.97         0.23         8.28          8.51       (0.15)        (0.16)          (0.31)        26.17
12/31/04.....     26.17         0.23         6.14          6.37       (0.21)        (0.96)          (1.17)        31.37
12/31/05.....     31.37         0.36        14.01         14.37       (0.19)        (1.82)          (2.01)        43.73
12/31/06.....     43.73         0.69         9.99         10.68       (0.33)        (1.36)          (1.69)        52.72

                                                             RATIO OF NET
                              NET                             INVESTMENT
                             ASSETS      RATIO OF               INCOME
                             END OF      EXPENSES               (LOSS)              PORTFOLIO
   PERIOD        TOTAL       PERIOD     TO AVERAGE            TO AVERAGE            TURNOVER
    ENDED      RETURN(2)    (000'S)     NET ASSETS            NET ASSETS              RATE
-------------  ------------------------------------------------------------------------------
                                        Growth Portfolio -- Class 1
12/31/02.....   (22.15)%   $  520,917      0.74%(3)              0.50%(3)               70%
12/31/03.....    29.94        616,441      0.75                  0.67                   72
12/31/04.....    10.82        622,822      0.72                  0.91                   80
12/31/05.....     7.11        568,040      0.73(4)               0.61(4)                87
12/31/06.....    13.30        540,802      0.70(4)               0.70(4)               106

                                 Capital Appreciation Portfolio -- Class 1
12/31/02.....   (22.66)%   $1,021,172      0.76%(3)              0.16%(3)               80%
12/31/03.....    32.27      1,204,319      0.77                 (0.04)                 104
12/31/04.....     9.11      1,151,163      0.76                  0.27                  100
12/31/05.....    11.67      1,064,718      0.77(4)               0.12(4)                86
12/31/06.....    11.39        994,508      0.74(4)               0.40(4)               124

                                   Natural Resources Portfolio -- Class 1
12/31/02.....     8.33%    $   87,637      0.89%                0.79%                   58%
12/31/03.....    47.77        114,435      0.87                  1.15                   46
12/31/04.....    25.01        144,981      0.87                  0.85                   21
12/31/05.....    46.13        227,634      0.84(4)               0.95(4)                11
12/31/06.....    24.93(5)     234,235      0.81(4)               1.37(4)                12

---------------

(1) Calculated based upon average shares outstanding.
(2) Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented.
(3) Excludes expense reductions. If expense reductions had been applied, the ratio of expenses and net investment income to average net assets would have remained the same.
(4) Excludes expense reductions. If these expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

                                                              12/31/05   12/31/06
                                                              --------   --------
Growth Portfolio Class 1....................................    0.02%      0.01%
Capital Appreciation Class 1................................    0.02       0.01
Natural Resources Portfolio Class 1.........................    0.00       0.00

(5) Total return for each class was increased by less than 0.01% from gains realized on the disposal of investments in violation of investment restrictions.

                                       31                    Anchor Series Trust

--------------------------------------------------------------------------------

                              FOR MORE INFORMATION
--------------------------------------------------------------------------------

The following documents contain more information about the Portfolios and are available free of charge upon request:

        ANNUAL/SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio's performance for the most recently completed fiscal year.

        STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Portfolios' policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.

You may obtain copies of these documents or ask questions about the Portfolios at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 54299 Los Angeles, California 90054-0299.

The Trust's SAI is not available online as it does not have its own internet website. However, the Trust's prospectus and semi-annual and annual reports are available online through the internet websites of the insurance companies offering the Portfolios as investment options in Variable Contracts.

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-551-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolios are also available on the EDGAR Database on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.

INVESTMENT COMPANY ACT
-  File No. 811-3836

                                       32                    Anchor Series Trust

                 ----------------------------------------------

                                   PROSPECTUS
                                  MAY 1, 2007
                 ----------------------------------------------

                              ANCHOR SERIES TRUST
                                (Class 1 Shares)

             --    Capital Appreciation Portfolio
             --    Government and Quality Bond Portfolio

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THESE SECURITIES OR
PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

TRUST HIGHLIGHTS............................................      4
  Q&A.......................................................      4
EXPENSE SUMMARY.............................................      8
ACCOUNT INFORMATION.........................................      9
  Transaction Policies......................................      9
     Valuation of shares....................................      9
     Buy and sell shares....................................     10
     Execution of requests..................................     10
  Frequent Purchases and Redemptions of Shares..............     10
  Portfolio Holdings........................................     11
  Dividend Policies and Taxes...............................     11
     Distributions..........................................     11
     Distribution Reinvestments.............................     11
     Taxability of a Portfolio..............................     11
MORE INFORMATION ABOUT THE PORTFOLIOS.......................     12
  Investment Selection......................................     12
  Investment Strategies.....................................     12
GLOSSARY....................................................     14
  Investment Terminology....................................     14
     Borrowing for temporary or emergency purposes..........     14
     Credit default swaps...................................     14
     Currency transactions..................................     14
     Defensive investments..................................     14
     Equity securities......................................     14
       Convertible securities...............................     14
       Market capitalization ranges.........................     14
       Warrants.............................................     15
       Rights...............................................     15
     Firm commitment agreements and when-issued or delayed
      delivery transactions.................................     15
     Fixed income securities................................     15
       U.S. government securities...........................     15
       Corporate debt instruments...........................     15
       Investment grade fixed income security...............     15
       Pass-through securities..............................     15
       Preferred stocks.....................................     15
       Zero-Coupon Bonds and Deferred Interest Bonds........     15
     Foreign securities.....................................     15
     Forward commitments....................................     16
     Illiquid/Restricted securities.........................     16
     Interest rate swaps, caps, floors and collars..........     16
     Options and futures....................................     16
     Special situation......................................     16

     Total return swaps.....................................     16
  Risk Terminology..........................................     16
     Active trading.........................................     16
     Credit quality.........................................     16
     Currency volatility....................................     17
     Foreign exposure.......................................     17
     Growth stocks..........................................     17
     Hedging................................................     17
     Interest rate fluctuations.............................     17
     Market volatility......................................     17
     Prepayment.............................................     17
     Securities selection...................................     17
     Small and medium sized companies.......................     17
MANAGEMENT..................................................     18
  Information about the Investment Adviser..................     18
  Information about the Subadviser..........................     18
     Wellington Management Company, LLP ("Wellington
      Management")..........................................     18
  Portfolio Management......................................     18
  Payments in Connection with Distribution..................     19
  Custodian, Transfer and Dividend Paying Agent.............     19
  Legal Proceedings.........................................     19
FINANCIAL HIGHLIGHTS........................................     21
FOR MORE INFORMATION........................................     22

--------------------------------------------------------------------------------

                                TRUST HIGHLIGHTS
--------------------------------------------------------------------------------

Q&A

A "GROWTH" PHILOSOPHY -- that of investing in securities believed to offer the potential for capital appreciation -- focuses on securities of companies that are considered to have a historical record of an above-average growth rate, significant growth potential, above-average earnings growth or value, the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand.

CAPITAL APPRECIATION/GROWTH is an increase in the market value of securities held.

FIXED INCOME PORTFOLIOS typically seek to provide high current income consistent with the preservation of capital by investing in fixed income securities.

INCOME consists of interest payments from bonds or dividends from stocks.

YIELD is the annual dollar income received on an investment expressed as a percentage of the current or average price.

"HIGH-QUALITY" INSTRUMENTS have a very strong capacity to pay interest and repay principal; they reflect the issuers' high creditworthiness and low risk of default.

"NET ASSETS" will take into account borrowing for investment purposes.

The following questions and answers are designed to give you an overview of Anchor Series Trust (the "Trust") and to provide you with information about the Trust's nine separate investment series ("Portfolios"), two of which are described in this Prospectus, and their investment goals and principal investment strategies. More detailed investment information is provided in the charts, under "More Information About the Portfolios," beginning on page 12, and the glossary that follows on page 14.

Q:  WHAT ARE THE PORTFOLIOS' INVESTMENT GOALS AND PRINCIPAL INVESTMENT
    STRATEGIES?

A: Each Portfolio operates as a separate mutual fund with its own investment goal and a principal investment strategy for pursuing it. There can be no assurance that any Portfolio will meet its investment goal or that the net return on an investment will exceed what could have been obtained through other investment or savings vehicles. Each investment goal and principal investment strategy may not be changed without shareholder vote. You will receive at least 60 days' notice prior to any change to the 80% investment policies set forth below.


------------------------------------------------------------------------------------------------
          PORTFOLIO                  INVESTMENT GOAL          PRINCIPAL INVESTMENT STRATEGY
------------------------------------------------------------------------------------------------
  CAPITAL APPRECIATION         long-term capital              invests primarily in growth
  PORTFOLIO                    appreciation                   equity securities across a
                                                              wide range of industries and
                                                              companies, using a
                                                              wide-ranging and flexible
                                                              stock picking approach; may be
                                                              concentrated more than other
                                                              Portfolios
------------------------------------------------------------------------------------------------
  GOVERNMENT AND QUALITY       relatively high current        invests, under normal
  BOND PORTFOLIO               income, liquidity and          circumstances, at least 80% of
                               security of principal          net assets in obligations
                                                              issued, guaranteed or insured
                                                              by the U.S. government, its
                                                              agencies or instrumentalities
                                                              and in high quality corporate
                                                              fixed income securities (rated
                                                              AA- or better by Standard &
                                                              Poor's Corporation ("S&P") or
                                                              Aa3 or better by Moody's
                                                              Investor Service, Inc.
                                                              ("Moody's"))
------------------------------------------------------------------------------------------------

                                        4                    Anchor Series Trust

Q:  WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS?

A: The following section describes the principal risks of each Portfolio, while the chart on page 13 describe various additional risks.

    Risks of Investing in Equity Securities

    The CAPITAL APPRECIATION PORTFOLIO invests primarily in equities. As with any equity fund, the value of your investment in this Portfolio may fluctuate in response to stock market movements. Growth stocks are historically volatile, which will particularly affect the CAPITAL APPRECIATION PORTFOLIO. In addition, individual stocks selected for this Portfolio may underperform the market generally. You should be aware that the performance of different types of equity stocks may perform well under varying market conditions -- for example, "value" stocks may perform well under circumstances in which "growth" stocks in general have fallen, or vice versa.

    Risks of Investing in Bonds

    The GOVERNMENT AND QUALITY BOND PORTFOLIO invests primarily in bonds. As a result, as with any bond fund, the value of your investment in this Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by bond issuers. To the extent the Portfolio is invested in the bond market, movements in the bond market may affect its performance. In addition, individual bonds selected for this Portfolio may underperform the market generally.

    Risks of Investing Internationally

    Both of the Portfolios may, and the CAPITAL APPRECIATION PORTFOLIO will, invest to varying degrees in foreign securities, including in "emerging market" countries. These securities may be denominated in currencies other than U.S. dollars. Foreign investing presents special risks, particularly in certain emerging markets. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

    Risks of Investing in Smaller Companies

    Stocks of smaller companies may be more volatile than, and not as liquid as, those of larger companies. This will particularly affect the CAPITAL APPRECIATION PORTFOLIO.

    Additional Principal Risks

    Shares of the Portfolios are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Portfolio will be able to achieve its investment goals. If the value of the assets of a Portfolio goes down, you could lose money.

Q:  HOW HAVE THE PORTFOLIOS PERFORMED HISTORICALLY?

A: The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Portfolios by showing changes in the Portfolios' performance from calendar year to calendar year and comparing the Portfolios' average annual returns to those of an appropriate market index. Fees and expenses incurred at the contract level are not reflected in the bar charts or tables. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Portfolio will perform in the future.

                                        5                    Anchor Series Trust

--------------------------------------------------------------------------------

                         CAPITAL APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                              CAPITAL APPRECIATION PORTFOLIO
                                                              ------------------------------
1997                                                                       25.43%
1998                                                                       22.20%
1999                                                                       67.58%
2000                                                                       -7.47%
2001                                                                      -12.61%
2002                                                                      -22.66%
2003                                                                       32.27%
2004                                                                        9.11%
2005                                                                       11.67%
2006                                                                       11.39%

During the 10-year period shown in the bar chart, the highest return for a quarter was 39.01% (quarter ended 12/31/99) and the lowest return for a quarter was -22.41% (quarter ended 9/30/01).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE           PAST ONE   PAST FIVE   PAST TEN
CALENDAR YEAR ENDED DECEMBER 31, 2006)              YEAR       YEARS      YEARS
---------------------------------------------------------------------------------
 Capital Appreciation Portfolio Class 1            11.39%      6.78%      11.17%
---------------------------------------------------------------------------------
 Russell 3000(R) Growth Index(1)                    9.46%      3.02%       5.34%
---------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

1 The Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000(R) Growth or the Russell 2000(R) Growth Indices.

                                        6                    Anchor Series Trust

--------------------------------------------------------------------------------

                     GOVERNMENT AND QUALITY BOND PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                              GOVERNMENT AND QUALITY BOND PORTFOLIO
                                                              -------------------------------------
1997                                                                           9.53%
1998                                                                           9.18%
1999                                                                          -1.65%
2000                                                                          11.35%
2001                                                                           6.93%
2002                                                                           9.33%
2003                                                                           2.50%
2004                                                                           3.41%
2005                                                                           2.62%
2006                                                                           3.31%

During the 10-year period shown in the bar chart, the highest return for a quarter was 4.68% (quarter ended 9/30/98) and the lowest return for a quarter was -2.25% (quarter ended 6/30/04).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                   PAST ONE   PAST FIVE   PAST TEN
CALENDAR YEAR ENDED DECEMBER 31, 2006)                      YEAR       YEARS      YEARS
-----------------------------------------------------------------------------------------
 Government and Quality Bond Portfolio Class 1              3.31%      4.20%       5.58%
-----------------------------------------------------------------------------------------
 Lehman Brothers U.S. Aggregate A or Better Index(1)        4.33%      4.92%       6.19%
-----------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

1 The Lehman Brothers U.S. Aggregate A or Better Index is a subset of the Lehman Brothers Aggregate Bond Index and indices, government and corporate bonds, agency mortgage pass-through securities, and asset-backed securities. However, the Lehman Brothers U.S. Aggregate A or Better Index excludes BBB bonds.

                                        7                    Anchor Series Trust

--------------------------------------------------------------------------------

                                EXPENSE SUMMARY
--------------------------------------------------------------------------------

The table below describes the fees and expenses you may pay on shares if you remain invested in each Portfolio. Each Portfolio's annual operating expenses do not reflect the separate account fees charged in the Variable Contracts, as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                          GOVERNMENT
                             CAPITAL      AND QUALITY
                           APPRECIATION      BOND
                            PORTFOLIO      PORTFOLIO
                           ------------   -----------
                             Class 1        Class 1
                           ------------   -----------
Management Fees..........      0.70%         0.55%
Service (12b-1) Fees.....      0.00%         0.00%
Other Expenses...........      0.04%         0.05%
Total Annual Portfolio
  Operating Expenses.....      0.74%         0.60%

EXAMPLE

This Example is intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year, reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract Prospectus for information on such charges. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                                                                1         3         5         10
                                                               YEAR     YEARS     YEARS     YEARS
                                                              ------   -------   -------   --------
Capital Appreciation Portfolio..............................   $76      $237      $411       $918

Government and Quality Bond Portfolio.......................   $61      $192      $335       $750

                                        8                    Anchor Series Trust

--------------------------------------------------------------------------------

                              ACCOUNT INFORMATION
--------------------------------------------------------------------------------

Shares of each Portfolio are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies ("Variable Contracts") offered by life insurance companies affiliated with AIG SunAmerica Asset Management Corp. ("AIG SAAMCo"), the investment adviser and manager, as well as non-affiliated life insurance companies. All shares of the Trust are owned by "Separate Accounts" of the life insurance companies. The term "Manager" as used in this Prospectus means either AIG SAAMCo or the other registered investment advisers that serve as subadvisers to the Trust, as the case may be.

If you would like to invest in a Portfolio, you must purchase a variable Contract from one of the life insurance companies. Class 1 shares of the Portfolios, which are issued only in connection with certain Variable Contracts are offered through this Prospectus. Class 2 and Class 3 shares are offered through a separate prospectus.

You should be aware that the Variable Contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the contracts, which accompanies this Prospectus.

The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts through the various life insurance companies. Nevertheless, the Trust's Board of Trustees (the "Board") intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.

TRANSACTION POLICIES

VALUATION OF SHARES. The net asset value per share ("NAV") for each Portfolio and class is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of such class's outstanding shares. The NAV for each Portfolio also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Portfolio. As a result, the value of the Portfolio's shares may change on days when you will not be able to purchase or redeem your shares.

Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Trust's Board, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved by the Board.

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the market price at the close of such exchanges on the day of valuation. If a security's price is available from more than one exchange, a Portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio's shares, and the Portfolio may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of

                                        9                    Anchor Series Trust
regular trading on the New York Stock Exchange. A Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. For foreign equity securities, the Trust uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

The Capital Appreciation Portfolio may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of the Portfolio's shares may change on days when the Trust is not open for purchases or redemptions.

BUY AND SELL SHARES. The Separate Accounts buy and sell shares of a Portfolio at NAV, without any sales or other charges.

EXECUTION OF REQUESTS. The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust, or the insurance company as its authorized agent, before the Trust's close of business (generally, 4:00 p.m., Eastern time), the order will receive that day's closing price. If the order is received after that time, it will receive the next business day's closing price.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.

FREQUENT PURCHASES AND REDEMPTIONS OF SHARES

The Portfolios, which are offered only through Variable Contracts, are intended for long-term investment and not as frequent short-term trading ("market timing") vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not acquire Variable Contracts that relate to shares of the Portfolios. The Board of Trustees has adopted policies and procedures with respect to market timing activity as discussed below.

The Trust believes that market timing activity is not in the best interest of its Portfolios' performance or their participants. Market timing can disrupt the ability of a Manager to invest assets in an orderly, long-term manner, which may have an adverse impact on the performance of the Portfolios. In addition, market timing may increase a Portfolio's expenses through: increased brokerage, transaction and administrative costs; forced and unplanned portfolio turnover; and large asset swings that decrease a Portfolio's ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Portfolio performance.

Since the Portfolios may invest significantly in foreign securities they may be particularly vulnerable to market timing. Market timing in Portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Portfolio's international portfolio securities trade and the time as of which the Portfolio's net asset value is calculated. Market timers may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio's net asset value. One of the objectives of the Trust's fair value pricing procedures is to minimize the possibilities of this type of market timing (see "Transaction Policies -- Valuation of Shares").

Shares of the Portfolios are held through Separate Accounts. The ability of the Trust to monitor transfers made by the participants in Separate Accounts maintained by financial intermediaries is limited by the institutional nature of these omnibus accounts. The Board's policy is that the Portfolios must rely on the Separate Account to both monitor market timing within a Portfolio and attempt to prevent it through their own policies and procedures. The Trust has entered into agreements with the Separate Accounts that require the Separate Accounts to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent

                                       10                    Anchor Series Trust
trades. In situations in which the Trust becomes aware of possible market timing activity, it will notify the Separate Account in order to help facilitate the enforcement of such entity's market timing policies and procedures. There is no guarantee that the Trust will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not the Trust detects it, if market timing activity occurs, then you should anticipate that you will be subject to the disruptions and increased expenses discussed above. The Trust reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from insurance company separate accounts, whether directly or by transfer, including orders that have been accepted by a financial intermediary, that the Trust determines not to be in the best interest of the Portfolios. Such rejections or refusals will be applied uniformly without exception.

Any restrictions or limitations imposed by the Separate Accounts may differ from those imposed by the Trust. Please review your Variable Contract prospectus for more information regarding the insurance company's market timing policies and procedures, including any restrictions or limitations that the Separate Account may impose with respect to trades made through a Variable Contract.

Please refer to the documents pertaining to your Variable Contract prospectus on how to direct investments in or redemptions from (including making transfers into or out of) the Portfolios and any fees that may apply.

PORTFOLIO HOLDINGS

The Trust's policies and procedures with respect to the disclosure of the Portfolios' securities are described in the Statement of Additional Information.

DIVIDEND POLICIES AND TAXES

DISTRIBUTIONS. Each Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends. Distributions from net realized gains, if any, are paid annually for all Portfolios.

Each of the Portfolios reserves the right to declare and pay dividends less frequently than as disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually.

DISTRIBUTION REINVESTMENTS. The dividends and distributions, if any, will be automatically reinvested in additional shares of the same Portfolio on which they were paid.

TAXABILITY OF A PORTFOLIO. Each Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as each Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.

                                       11                    Anchor Series Trust

--------------------------------------------------------------------------------

                     MORE INFORMATION ABOUT THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT SELECTION

The Capital Appreciation Portfolio buys and sells securities based on bottom-up investment analysis and individual security selection, with an aim to uncover opportunities with potential for price appreciation. A bottom-up investment approach searches for outstanding performance of individual stocks before considering the impact of economic or industry trends. The Capital Appreciation Portfolio is managed using a proprietary fundamental analysis in order to select securities which are deemed to be consistent with the Portfolio's investment objective and are priced attractively. Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. Securities are sold when the investment has achieved its intended purpose, or because it is no longer considered attractive.

The Government and Quality Bond Portfolio employs both a bottom-up and a top-down analysis in its investment approach. On an individual security basis, the Portfolio buys and sells securities based on bottom up investment analysis, with an aim to uncover opportunities with potential for price appreciation. A bottom-up investment approach searches for outstanding performance of individual stocks before considering the impact of economic or industry trends. The Government and Quality Bond Portfolio is managed using a proprietary fundamental analysis in order to select securities which are deemed to be consistent with the Portfolio's investment objective and are priced attractively. Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. Securities are sold when the investment has achieved its intended purpose, or because it is no longer considered attractive. In addition, the Government and Quality Bond Portfolio is managed using a proprietary top-down macro analysis for asset allocation among its different asset classes, countries, sectors and styles. Top-down macro analysis involves the assessment of such factors as trends in economic growth, inflation and the capital market environment.

INVESTMENT STRATEGIES

Each Portfolio has its own investment goal and principal investment strategy for pursuing as described in the chart on page 4. The chart provided below summarizes information about each Portfolio's investments. We have included a glossary to define the investment and risk terminology used in the charts and throughout this Prospectus. Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase under normal market conditions. You should consider your ability to assume the risks involved before investing in a Portfolio through one of the Variable Contracts.

                                       12                    Anchor Series Trust


-----------------------------------------------------------------------------------------------------------------------
                                  CAPITAL APPRECIATION                        GOVERNMENT AND QUALITY BOND
-----------------------------------------------------------------------------------------------------------------------
 What are the        - Equity securities:                            - Fixed income securities:
 Portfolio's           - large-cap stocks                              - U.S. government securities
 principal             - mid-cap stocks                                - high quality corporate bonds
 investments?          - small-cap stocks                              - mortgage backed and asset backed
                                                                         securities
-----------------------------------------------------------------------------------------------------------------------
 What other types    - Equity securities:                            - Fixed-income securities:
 of investments or     - foreign equity securities including ADRs,     - corporate bonds rated as low as "A-" (up
 strategies may the      EDRs or GDRs (up to 30%)                        to 20%)
 Portfolio use to a                                                    - foreign fixed income securities (U.S.
 significant                                                             dollar denominated)
 extent?                                                             - Credit default swaps (up to 5%)
                                                                     - Interest rate swaps, caps, floors and
                                                                       collars (up to 10%)
                                                                     - Total return swaps (up to 10%)
-----------------------------------------------------------------------------------------------------------------------
 What other types    - Currency transactions                         - Borrowing for temporary or emergency
 of investments may  - Borrowing for temporary or emergency            purposes (up to 10%)
 the Portfolio use     purposes (up to 10%)                          - Illiquid securities (up to 10%)
 as part of          - Illiquid securities (up to 10%)               - Forward commitments
 efficient           - Forward commitments                           - When-issued/delayed delivery transactions
 portfolio           - When-issued/delayed delivery transactions     - Defensive investments
 management or to    - Defensive investments                         - Zero coupon bonds
 enhance return?     - Special situations                            - Currency transactions
                     - Options and futures                           - Futures
                     - Rights and warrants                           - Special situations
                     - Convertible securities (up to 20%)            - Rights and warrants
-----------------------------------------------------------------------------------------------------------------------
 What risks          - Market volatility                             - Market volatility
 normally affect     - Securities selection                          - Securities selection
 the Portfolio?      - Growth stocks                                 - Interest rate fluctuations
                     - Small and medium sized companies              - Active trading
                     - Active trading                                - Hedging
                     - Hedging                                       - Credit quality
                     - Currency volatility                           - Prepayment
                     - Foreign exposure
-----------------------------------------------------------------------------------------------------------------------

                                       13                    Anchor Series Trust

--------------------------------------------------------------------------------

                                    GLOSSARY
--------------------------------------------------------------------------------

INVESTMENT TERMINOLOGY

BORROWING FOR TEMPORARY OR EMERGENCY PURPOSES involves the borrowing of cash or securities by a Portfolio in limited circumstances, including to meet redemptions. Borrowing will cost a Portfolio interest expense and other fees. Borrowing may exaggerate changes in a Portfolio's net asset value and the cost may reduce a Portfolio's return.

CREDIT DEFAULT SWAPS involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit default swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party upon the occurrence of specified credit events.

CURRENCY TRANSACTIONS include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates or to enhance return.

DEFENSIVE INVESTMENTS include high quality fixed income securities, repurchase agreements and other money market instruments. A Portfolio may make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.

EQUITY SECURITIES, such as COMMON STOCKS, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as CONVERTIBLE PREFERRED STOCK, CONVERTIBLE BONDS, WARRANTS and RIGHTS, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

     - CONVERTIBLE SECURITIES are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

     - MARKET CAPITALIZATION RANGES. Companies are classified as large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding securities of the company at the time of purchase. LARGE-CAP COMPANIES will generally include companies whose market capitalizations, at the time of purchase, are equal to or greater than the smallest company in the Russell 1000(R) Index during the most recent 12-month period. During the 12-month period ending December 31, 2006, the smallest company in the Russell 1000(R) Index during the most recent 12-months had a market-cap of $265 million. MID-CAP COMPANIES will generally include companies whose market capitalizations, at the time of purchase, range from the smallest company included in the Russell Midcap Index to the largest company in the Russell Midcap Index during the most recent 12-month period. During the 12-month period ending December 31, 2006, the smallest company in the Russell Midcap Index had a market-cap of $265 million and the largest company in the Russell Midcap Index had a market-cap of $27.2 billion. SMALL-CAP COMPANIES will generally include companies whose market capitalizations, at the time of purchase, are equal to or less than the largest company in the Russell 2000(R) Index during the most recent 12-month period. During the 12-month period ending December 31, 2006, the largest company in the Russell 2000 index had a market-cap of $6.2 billion.

       Due to fluctuations in market conditions, there may be some overlap among capitalization categories. The market capitalization of companies within any Portfolio's investments may change over time; however, a Portfolio will not sell a stock just because a company has grown to a market capitalization outside the appropriate range. The Portfolios may, on occasion, purchase companies with a market capitalization above or below the range.

                                       14                    Anchor Series Trust

     - WARRANTS are rights to buy common stock of a company at a specified price during the life of the warrant.

     - RIGHTS represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

FIRM COMMITMENT AGREEMENTS and WHEN-ISSUED or DELAYED-DELIVERY TRANSACTIONS call for the purchase or sale of securities at an agreed-upon price on a specified future date. At the time of delivery of the securities, the value may be more or less than the purchase price.

FIXED INCOME SECURITIES are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. Investments in fixed income securities include:

     - U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

     - CORPORATE DEBT INSTRUMENTS (bonds, notes and debentures) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

     - An INVESTMENT GRADE FIXED INCOME SECURITY is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by the Adviser or Subadviser). The two best-known debt rating agencies are S&P and Moody's Investors Service, Inc. (Moody's). INVESTMENT GRADE refers to any security rated "BBB" or above by S&P or "Baa" or above by Moody's.

     - PASS-THROUGH SECURITIES involve various debt obligations that are backed by a pool of mortgages or other assets. Principal and interest payments made on the underlying asset pools are typically passed through to investors. Types of pass-through securities include MORTGAGE-BACKED SECURITIES, collateralized mortgage obligations, commercial mortgage-backed securities, and ASSET-BACKED SECURITIES.

     - ZERO-COUPON BONDS and DEFERRED INTEREST BONDS are debt obligations issued or purchased at a significant discount from face value. Certain zero coupon bonds (DISCOUNT BONDS) also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date.

FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies (PFICs), American Depositary Receipts
(ADRs) or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). An EMERGING MARKET country is generally one with a low or middle income economy or that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time

                                       15                    Anchor Series Trust
depending on market and economic conditions and the list of emerging market countries may vary by Adviser or Subadviser.

FORWARD COMMITMENTS are contracts to purchase or sell securities at a fixed price with delivery and cash settlement to occur at a future date beyond normal settlement time. At the time that a Portfolio enters into a forward commitment to sell a security, the Portfolio may not hold that security. A Portfolio may also dispose of or renegotiate a commitment prior to settlement. At settlement, the value of the securities may be more or less than the purchase price.

ILLIQUID/RESTRICTED SECURITIES are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

INTEREST RATE SWAPS, CAPS, FLOORS AND COLLARS. Interest rate swaps involve the exchange by the Portfolio with another party of its respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

OPTIONS AND FUTURES are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index. An option gives its owner the right, but not the obligation, to buy ("call") or sell ("put") a specified amount of a security at a specified price within a specified time period. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price.

A SPECIAL SITUATION arises when, in the opinion of the Subadviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

TOTAL RETURN SWAPS are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component.

RISK TERMINOLOGY

ACTIVE TRADING: A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Portfolio. In addition, because a Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section we provide each Portfolio's portfolio turnover rate for each of the last five fiscal years.

CREDIT QUALITY: The creditworthiness of the issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue JUNK BONDS. In

                                       16                    Anchor Series Trust
addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

CURRENCY VOLATILITY: The value of a Portfolio's foreign investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio's non-U.S. dollar denominated securities.

FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an EMERGING MARKET. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

GROWTH STOCKS: Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

HEDGING: Hedging is a strategy in which a Portfolio uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the derivative will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. An improper hedge could also reduce gains or cause losses.

INTEREST RATE FLUCTUATIONS: The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

MARKET VOLATILITY: The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Portfolio's portfolio.

PREPAYMENT: Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other pass-through securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates a Portfolio may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by the Portfolio may exhibit price characteristics of longer-term debt securities.

SECURITIES SELECTION: A strategy used by a Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

SMALL AND MEDIUM SIZED COMPANIES: Companies with smaller market capitalizations tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are also usually more volatile and entail greater risks than securities of large companies.

                                       17                    Anchor Series Trust

--------------------------------------------------------------------------------

                                   MANAGEMENT
--------------------------------------------------------------------------------

INFORMATION ABOUT THE INVESTMENT ADVISER

AIG SUNAMERICA ASSET MANAGEMENT CORP. ("AIG SAAMCo") serves as investment adviser and manager for all the Portfolios of the Trust. AIG SAAMCo oversees the Subadviser, provides various administrative services and supervises the daily business affairs of each Portfolio. AIG SAAMCo, located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992, is a corporation organized under the laws of the state of Delaware, and managed, advised or administered assets in excess of $52.5 billion as of December 31, 2006. In addition to serving as investment adviser and manager to the Trust, AIG SAAMCo serves as adviser, manager and/or administrator for AIG Series Trust, Inc., AIG SunAmerica Focused Alpha Growth Fund, Inc., AIG SunAmerica Focused Alpha Large Cap Fund, Inc., Seasons Series Trust, SunAmerica Focused Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Series Trust, SunAmerica Senior Floating Rate Fund, Inc., VALIC Company I and VALIC Company II.

A discussion regarding the basis for the Board of Trustees approval of the Trust's investment advisory agreement and the subadvisory agreements between AIG SAAMCo and the Subadviser is available in the Trust's 2006 Annual Report to shareholders, which is available upon request.

For the fiscal year ended December 31, 2006, each Portfolio paid AIG SAAMCo a fee equal to the following percentage of average daily net assets:

PORTFOLIO                                                     FEE
---------                                                     ----
Capital Appreciation Portfolio..............................  0.70%
Government and Quality Bond Portfolio.......................  0.55%

INFORMATION ABOUT THE SUBADVISER

WELLINGTON MANAGEMENT COMPANY, LLP ("Wellington Management") is a Massachusetts limited liability partnership. The principal business address of Wellington Management is 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. As of December 31, 2006, Wellington Management managed approximately $575 billion of client assets in a broad range of investment styles for mutual fund sponsors and other institutional investors.

AIG SAAMCo compensates out of the advisory fees that it receives from the respective Portfolios, AIG SAAMCo may terminate its agreement with the Subadviser without shareholder approval.

PORTFOLIO MANAGEMENT

The investment manager(s) and/or management team(s) that have primary responsibility for the day-to-day management of the Portfolios are set forth below in the following table. Unless otherwise noted, a management team's members share responsibility in making investment decisions on behalf of a Portfolio and no team member is limited in his/her role with respect to the management team.

                                       18                    Anchor Series Trust

The Statement of Additional Information provides information regarding the portfolio managers listed below, including other accounts they manage, their ownership interest in the Portfolio(s), and the structure and method used by Wellington Management to determine its compensation.


------------------------------------------------------------------------------------------------------------------
                                                    NAME AND TITLE OF
       PORTFOLIO             SUBADVISER             PORTFOLIO MANAGER                     EXPERIENCE
                                                 (AND/OR MANAGEMENT TEAM)
------------------------------------------------------------------------------------------------------------------
 CAPITAL APPRECIATION      Wellington       - Stephen C. Mortimer                Mr. Mortimer has served as
 PORTFOLIO                 Management         Vice President and                 portfolio manager for the
                                              Equity Portfolio Manager           Portfolio since March 30,
                                                                                 2006. Mr. Mortimer joined
                                                                                 Wellington Management as an
                                                                                 investment professional in
                                                                                 2001.
------------------------------------------------------------------------------------------------------------------
 GOVERNMENT AND QUALITY    Wellington       - John C. Keogh                      Mr. Keogh has served as
 BOND PORTFOLIO            Management         Senior Vice President and          portfolio manager for the
                                              Fixed Income Portfolio Manager     Portfolio since 1994. Mr.
                                                                                 Keogh joined Wellington
                                                                                 Management as an investment
                                                                                 professional in 1983.
                                            ----------------------------------------------------------------------
                                            - Christopher L. Gootkind            Mr. Gootkind has been
                                              Vice President and Fixed Income    involved in portfolio
                                              Portfolio Manager                  management and securities
                                                                                 analysis for corporate
                                                                                 securities within the
                                                                                 Portfolio since May 1, 2006.
                                                                                 Mr. Gootkind joined
                                                                                 Wellington Management as an
                                                                                 investment professional in
                                                                                 2000.
------------------------------------------------------------------------------------------------------------------

PAYMENTS IN CONNECTION WITH DISTRIBUTION

Certain affiliated life insurance companies receive financial support from AIG SAAMCo and the Subadviser for distribution-related activities, including support to help offset costs for training to support sales of the Portfolios.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT

State Street Bank and Trust Company, Boston, Massachusetts, acts as Custodian of the Trust's assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

LEGAL PROCEEDINGS

On February 9, 2006, American International Group, Inc. ("AIG"), the parent company and an affiliated person of AIG SunAmerica Asset Management Corp. ("Adviser"), announced that it had consented to the settlement of an injunctive action instituted by the Securities and Exchange Commission ("SEC"). In its complaint, the SEC alleged that AIG violated Section 17(a) of the Securities Act of 1933, as amended, Sections 10(b), 13(a), 13(b)(2) and 13(b)(5) of the Securities Exchange Act of 1934, as amended, and Rules 10b-5, 12b-20, 13a-1 and 13b2-1 promulgated thereunder, in connection with AIG's accounting and public reporting practices. The conduct described in the complaint did not involve any conduct of AIG or its subsidiaries related to their investment advisory or distribution activities with respect to the assets of the Portfolios.

                                       19                    Anchor Series Trust

AIG, without admitting or denying the allegations in the complaint (except as to jurisdiction), consented to the entry of an injunction against further violations of the statutes referred to above. Absent exemptive relief granted by the SEC, the entry of such an injunction would prohibit AIG and its affiliated persons from, among other things, serving as an investment adviser of any registered investment management company or principal underwriter for any registered open-end investment company pursuant to Section 9(a) of the Investment Company Act of 1940, as amended ("1940 Act"). Certain affiliated persons of AIG, including the Adviser, received a temporary order from the SEC pursuant to Section 9(c) of the 1940 Act with respect to the entry of the injunction, granting exemptive relief from the provisions of Section 9(a) of the 1940 Act. The temporary order permits AIG and its affiliated persons, including AIG's investment management subsidiaries, to serve as investment adviser, sub-adviser, principal underwriter or sponsor of the Portfolios. The Adviser expects that a permanent exemptive order will be granted, although there is no assurance the SEC will issue the order.

Additionally, AIG and its subsidiaries reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the Attorney General of the State of New York ("NYAG") and the New York State Department of Insurance ("DOI"), regarding accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers' compensation premium taxes and other assessments.

As a result of the settlements with the SEC, the DOJ, the NYAG and the DOI, AIG made payments totaling approximately $1.64 billion. In addition, as part of its settlements, AIG has agreed to retain for a period of three years an Independent Consultant who will conduct a review that will include the adequacy of AIG's internal controls over financial reporting and the remediation plan that AIG has implemented as a result of its own internal review.

Subject to receipt of permanent relief, the Adviser believes that the settlements are not likely to have a material adverse effect on the Adviser's ability to perform its investment advisory services relating to the Portfolios.

                                       20                    Anchor Series Trust

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following Financial Highlights tables for each Portfolio are intended to help you understand the Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. The total returns in each table represent the rate that an investor would have earned on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). Separate Account charges are not reflected in the total returns. If these amounts were reflected, returns would be less than those shown. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Portfolio's financial statements, is included in the Trust's Annual Report to shareholders, which is available upon request.

                                            NET                     DIVIDENDS   DISTRIBUTIONS
                               NET        REALIZED       TOTAL      DECLARED      FROM NET                       NET
                NET ASSET    INVEST-    & UNREALIZED      FROM      FROM NET      REALIZED          TOTAL       ASSET
                  VALUE       MENT      GAIN (LOSS)     INVEST-      INVEST-       GAIN ON        DIVIDENDS     VALUE
   PERIOD       BEGINNING    INCOME          ON           MENT        MENT         INVEST-           AND        END OF
    ENDED       OF PERIOD   (LOSS)(1)   INVESTMENTS    OPERATIONS    INCOME         MENTS       DISTRIBUTIONS   PERIOD
----------------------------------------------------------------------------------------------------------------------
                                   Government and Quality Bond Portfolio -- Class 1
12/31/02.....    $14.77       $ 0.65       $ 0.72        $ 1.37      $(0.54)       $   --          $(0.54)      $15.60
12/31/03.....     15.60         0.56        (0.18)         0.38       (0.65)        (0.12)          (0.77)       15.21
12/31/04.....     15.21         0.55        (0.03)         0.52       (0.74)        (0.01)          (0.75)       14.98
12/31/05.....     14.98         0.55        (0.16)         0.39       (0.59)           --           (0.59)       14.78
12/31/06.....     14.78         0.65        (0.17)         0.48       (0.55)           --           (0.55)       14.71
                                      Capital Appreciation Portfolio -- Class 1
12/31/02.....    $29.61       $(0.04)      $(6.67)       $(6.71)     $   --        $   --          $   --       $22.90
12/31/03.....     22.90        (0.01)        7.40          7.39          --            --              --        30.29
12/31/04.....     30.29         0.08         2.68          2.76          --            --              --        33.05
12/31/05.....     33.05         0.05         3.80          3.85       (0.10)           --           (0.10)       36.80
12/31/06.....     36.80         0.16         4.03          4.19       (0.06)        (0.09)          (0.15)       40.84


                                                         RATIO OF NET
                              NET                         INVESTMENT
                             ASSETS      RATIO OF           INCOME
                             END OF      EXPENSES           (LOSS)          PORTFOLIO
   PERIOD        TOTAL       PERIOD     TO AVERAGE        TO AVERAGE        TURNOVER
    ENDED      RETURN(2)    (000'S)     NET ASSETS        NET ASSETS          RATE
-------------  ----------------------------------------------------------------------
                          Government and Quality Bond Portfolio -- Class 1
12/31/02.....     9.33%    $  885,969      0.61%             4.27%             108%(3)
12/31/03.....     2.50        685,905      0.60              3.56               50(3)
12/31/04.....     3.41        557,465      0.60              3.56               37(3)
12/31/05.....     2.62        500,354      0.61              3.68               56(3)
12/31/06.....     3.31        443,469      0.60              4.41               58
                             Capital Appreciation Portfolio -- Class 1
12/31/02.....   (22.66)%   $1,021,172      0.76%(4)          0.16%(4)           80%
12/31/03.....    32.27      1,204,319      0.77            (0.04)              104
12/31/04.....     9.11      1,151,163      0.76              0.27              100
12/31/05.....    11.67      1,064,718      0.77(5)           0.12(5)            86
12/31/06.....    11.39        994,508      0.74(5)           0.40(5)           124


---------------

(1) Calculated based upon average shares outstanding.
(2) Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented.
(3) Portfolio turnover includes paydowns on securities. Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:

                                                              2002   2003   2004   2005
                                                              ----   ----   ----   ----
Government and Quality Bond Portfolio.......................  71%    108%   50%    65%

(4) Excludes expense reductions. If expense reductions had been applied, the ratio of expenses and net investment income to average net assets would have remained the same.
(5) Excludes expense reductions. If these expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

                                                              12/31/05   12/31/06
                                                              --------   --------
Capital Appreciation Class 1................................    0.02%      0.01%

                                       21                    Anchor Series Trust

--------------------------------------------------------------------------------

                              FOR MORE INFORMATION
--------------------------------------------------------------------------------

The following documents contain more information about the Portfolios and are available free of charge upon request:

        ANNUAL/SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio's performance for the most recently completed fiscal year.

        STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Portfolios' policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.

You may obtain copies of these documents or ask questions about the Portfolios at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 54299 Los Angeles, California 90054-0299.

The Trust's SAI is not available online as it does not have its own internet website. However, the Trust's prospectus and semi-annual and annual reports are available online through the internet websites of the insurance companies offering the Portfolios as investment options in Variable Contracts.

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-551-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolios are also available on the EDGAR Database on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.

INVESTMENT COMPANY ACT
-  File No. 811-3836

                                       22                    Anchor Series Trust

                 ----------------------------------------------

                                   PROSPECTUS
                                  MAY 1, 2007
                 ----------------------------------------------

                              ANCHOR SERIES TRUST
                                (Class 1 Shares)

             --    Government and Quality Bond Portfolio

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THESE SECURITIES OR
PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

TRUST HIGHLIGHTS............................................      4
  Q&A.......................................................      4
EXPENSE SUMMARY.............................................      7
ACCOUNT INFORMATION.........................................      8
  Transaction Policies......................................      8
     Valuation of shares....................................      8
     Buy and sell shares....................................      8
     Execution of requests..................................      8
  Frequent Purchases and Redemptions of Shares..............      8
  Portfolio Holdings........................................      9
  Dividend Policies and Taxes...............................      9
     Distributions..........................................      9
     Distribution Reinvestments.............................      9
     Taxability of a Portfolio..............................      9
MORE INFORMATION ABOUT THE PORTFOLIOS.......................     10
  Investment Selection......................................     10
  Investment Strategies.....................................     10
GLOSSARY....................................................     11
  Investment Terminology....................................     11
     Borrowing for temporary or emergency purposes..........     11
     Credit default swaps...................................     11
     Currency transactions..................................     11
     Defensive investments..................................     11
     Equity securities......................................     11
       Warrants.............................................     11
       Rights...............................................     11
     Firm commitment agreements and when-issued or delayed
      delivery transactions.................................     11
     Fixed income securities................................     11
       U.S. government securities...........................     11
       Corporate debt instruments...........................     12
       Investment grade fixed income security...............     12
       Pass-through securities..............................     12
       Zero-Coupon Bonds and Deferred Interest Bonds........     12
     Foreign securities.....................................     12
     Forward commitments....................................     12
     Illiquid/Restricted securities.........................     12
     Interest rate swaps, caps, floors and collars..........     12
     Futures................................................     12
     Special situation......................................     13
     Total return swaps.....................................     13
  Risk Terminology..........................................     13
     Active trading.........................................     13

     Credit quality.........................................     13
     Interest rate fluctuations.............................     13
     Market volatility......................................     13
     Prepayment.............................................     13
     Securities selection...................................     13
MANAGEMENT..................................................     14
  Information about the Investment Adviser..................     14
  Information about the Subadviser..........................     14
     Wellington Management Company, LLP ("Wellington
      Management")..........................................     14
  Portfolio Management......................................     15
  Payments in Connection with Distribution..................     15
  Custodian, Transfer and Dividend Paying Agent.............     15
  Legal Proceedings.........................................     15
FINANCIAL HIGHLIGHTS........................................     17
FOR MORE INFORMATION........................................     18

Q&A

FIXED INCOME PORTFOLIOS typically seek to provide high current income consistent with the preservation of capital by investing in fixed income securities.

INCOME consists of interest payments from bonds or dividends from stocks.

YIELD is the annual dollar income received on an investment expressed as a percentage of the current or average price.

"HIGH-QUALITY" INSTRUMENTS have a very strong capacity to pay interest and repay principal; they reflect the issuers' high creditworthiness and low risk of default.

"NET ASSETS" will take into account borrowing for investment purposes.

--------------------------------------------------------------------------------

                                TRUST HIGHLIGHTS
--------------------------------------------------------------------------------

The following questions and answers are designed to give you an overview of Anchor Series Trust (the "Trust") and to provide you with information about the Trust's nine separate investment series ("Portfolios"), one of which is described in this Prospectus, and its investment goals and principal investment strategies. More detailed investment information is provided in the chart, under "More Information About the Portfolio," on page 10, and the glossary that follows on page 11.

Q:   WHAT IS THE PORTFOLIO'S INVESTMENT GOAL AND PRINCIPAL INVESTMENT STRATEGY?

A: The Portfolio operates as a separate mutual fund with its own investment goal and a principal investment strategy for pursuing it. There can be no assurance that the Portfolio will meet its investment goal or that the net return on an investment will exceed what could have been obtained through other investment or savings vehicles. The investment goal and principal investment strategy may not be changed without shareholder vote. You will receive at least 60 days' notice prior to any change to the 80% investment policies set forth below.


------------------------------------------------------------------------------------------------
          PORTFOLIO                  INVESTMENT GOAL          PRINCIPAL INVESTMENT STRATEGY
------------------------------------------------------------------------------------------------
  GOVERNMENT AND QUALITY       relatively high current        invests, under normal
  BOND PORTFOLIO               income, liquidity and          circumstances, at least 80% of
                               security of principal          net assets in obligations
                                                              issued, guaranteed or insured
                                                              by the U.S. government, its
                                                              agencies or instrumentalities
                                                              and in high quality corporate
                                                              fixed income securities (rated
                                                              AA- or better by Standard &
                                                              Poor's Corporation ("S&P") or
                                                              Aa3 or better by Moody's
                                                              Investor Service, Inc.
                                                              ("Moody's"))
------------------------------------------------------------------------------------------------

Q:   WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO?

A: The following section describes the principal risks of the Portfolio, while the chart on page 10 describes various additional risks.

     Risks of Investing in Bonds

     The Portfolio invests primarily in bonds. As a result, as with any bond fund, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by bond issuers. To the extent the Portfolio is invested in the bond market, movements in the bond market may affect its performance. In addition, individual bonds selected for the Portfolio may underperform the market generally.

                                        4                    Anchor Series Trust

     Risks of Investing Internationally

     The Portfolio may invest in foreign securities, including in "emerging market" countries. These securities may be denominated in currencies other than U.S. dollars. Foreign investing presents special risks, particularly in certain emerging markets. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

     Additional Principal Risks

     Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

Q:   HOW HAVE THE PORTFOLIOS PERFORMED HISTORICALLY?

A: The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year and comparing the Portfolio's average annual returns to those of an appropriate market index. Fees and expenses incurred at the contract level are not reflected in the bar charts or tables. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

                                        5                    Anchor Series Trust

--------------------------------------------------------------------------------

                     GOVERNMENT AND QUALITY BOND PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                              GOVERNMENT AND QUALITY BOND PORTFOLIO
                                                              -------------------------------------
1997                                                                           9.53%
1998                                                                           9.18%
1999                                                                          -1.65%
2000                                                                          11.35%
2001                                                                           6.93%
2002                                                                           9.33%
2003                                                                           2.50%
2004                                                                           3.41%
2005                                                                           2.62%
2006                                                                           3.31%

During the 10-year period shown in the bar chart, the highest return for a quarter was 4.68% (quarter ended 9/30/98) and the lowest return for a quarter was -2.25% (quarter ended 6/30/04).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                   PAST ONE   PAST FIVE   PAST TEN
CALENDAR YEAR ENDED DECEMBER 31, 2006)                      YEAR       YEARS      YEARS
-----------------------------------------------------------------------------------------
 Government and Quality Bond Portfolio Class 1              3.31%      4.20%       5.58%
-----------------------------------------------------------------------------------------
 Lehman Brothers U.S. Aggregate A or Better Index(1)        4.33%      4.92%       6.19%
-----------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

1 The Lehman Brothers U.S. Aggregate A or Better Index is a subset of the Lehman Brothers Aggregate Bond Index and indices, government and corporate bonds, agency mortgage pass-through securities, and asset-backed securities. However, the Lehman Brothers U.S. Aggregate A or Better Index excludes BBB bonds.

                                        6                    Anchor Series Trust

--------------------------------------------------------------------------------

                                EXPENSE SUMMARY
--------------------------------------------------------------------------------

The table below describes the fees and expenses you may pay on Class 1 shares if you remain invested in the Portfolio. The Portfolio's annual operating expenses do not reflect the separate account fees charged in the Variable Contracts, as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                           GOVERNMENT AND QUALITY
                               BOND PORTFOLIO
                           ----------------------
                                  Class 1
                                  -------
Management Fees..........           0.55%
Service (12b-1) Fees.....           0.00%
Other Expenses...........           0.05%
Total Annual Portfolio
  Operating Expenses.....           0.60%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year, reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract Prospectus for information on such charges. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                                                                1         3         5         10
                                                               YEAR     YEARS     YEARS     YEARS
                                                              ------   -------   -------   --------
Government and Quality Bond Portfolio.......................   $61      $192      $335       $750

                                        7                    Anchor Series Trust

--------------------------------------------------------------------------------

                              ACCOUNT INFORMATION
--------------------------------------------------------------------------------

Shares of the Portfolio are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies ("Variable Contracts") offered by life insurance companies affiliated with AIG SunAmerica Asset Management Corp. ("AIG SAAMCo"), the investment adviser and manager, as well as non-affiliated life insurance companies. All shares of the Trust are owned by "Separate Accounts" of the life insurance companies. The term "Manager" as used in this Prospectus means either AIG SAAMCo or the other registered investment advisers that serve as subadvisers to the Trust, as the case may be.

If you would like to invest in the Portfolio, you must purchase a Variable Contract from one of the life insurance companies. Class 1 shares of the Portfolio, which are issued only in connection with certain Variable Contracts are offered through this Prospectus. Class 2 and Class 3 shares are offered through a separate prospectus.

You should be aware that the Variable Contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. You will find information about purchasing a Variable Contract and the Portfolio available to you in the prospectus that offers the contracts, which accompanies this Prospectus.

The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts through the various life insurance companies. Nevertheless, the Trust's Board of Trustees (the "Board") intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.

TRANSACTION POLICIES

VALUATION OF SHARES. The net asset value per share ("NAV") for the Portfolio and class is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of such class's outstanding shares. The NAV for the Portfolio also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Portfolio. As a result, the value of the Portfolio's shares may change on days when you will not be able to purchase or redeem your shares.

Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Trust's Board, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved by the Board.

BUY AND SELL SHARES. The Separate Accounts buy and sell shares of the Portfolio at NAV, without any sales or other charges.

EXECUTION OF REQUESTS. The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust, or the insurance company as its authorized agent, before the Trust's close of business (generally, 4:00 p.m., Eastern time), the order will receive that day's closing price. If the order is received after that time, it will receive the next business day's closing price.

During periods of extreme volatility or market crisis, the Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.

FREQUENT PURCHASES AND REDEMPTIONS OF SHARES

The Portfolio, which is offered only through Variable Contracts, is intended for long-term investment and not as frequent short-term trading ("market timing") vehicles. Accordingly, organizations or individuals

                                        8                    Anchor Series Trust
that use market timing investment strategies and make frequent transfers or redemptions should not acquire Variable Contracts that relate to shares of the Portfolio. The Board of Trustees has adopted policies and procedures with respect to market timing activity as discussed below.

The Trust believes that market timing activity is not in the best interest of its Portfolio's performance or their participants. Market timing can disrupt the ability of a Manager to invest assets in an orderly, long-term manner, which may have an adverse impact on the performance of the Portfolio. In addition, market timing may increase the Portfolio's expenses through: increased brokerage, transaction and administrative costs; forced and unplanned portfolio turnover; and large asset swings that decrease the Portfolio's ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Portfolio performance.

Shares of the Portfolio are held through Separate Accounts. The ability of the Trust to monitor transfers made by the participants in Separate Accounts maintained by financial intermediaries is limited by the institutional nature of these omnibus accounts. The Board's policy is that the Portfolio must rely on the Separate Account to both monitor market timing within the Portfolio and attempt to prevent it through their own policies and procedures. The Trust has entered into agreements with the Separate Accounts that require the Separate Accounts to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. In situations in which the Trust becomes aware of possible market timing activity, it will notify the Separate Account in order to help facilitate the enforcement of such entity's market timing policies and procedures. There is no guarantee that the Trust will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not the Trust detects it, if market timing activity occurs, then you should anticipate that you will be subject to the disruptions and increased expenses discussed above. The Trust reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from insurance company separate accounts, whether directly or by transfer, including orders that have been accepted by a financial intermediary, that the Trust determines not to be in the best interest of the Portfolio. Such rejections or refusals will be applied uniformly without exception.

Any restrictions or limitations imposed by the Separate Accounts may differ from those imposed by the Trust. Please review your Variable Contract prospectus for more information regarding the insurance company's market timing policies and procedures, including any restrictions or limitations that the Separate Account may impose with respect to trades made through a Variable Contract.

Please refer to the documents pertaining to your Variable Contract prospectus on how to direct investments in or redemptions from (including making transfers into or out of) the Portfolio and any fees that may apply.

PORTFOLIO HOLDINGS

The Trust's policies and procedures with respect to the disclosure of the Portfolio's securities are described in the Statement of Additional Information.

DIVIDEND POLICIES AND TAXES

DISTRIBUTIONS. The Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends. Distributions from net realized gains, if any, are paid annually for all Portfolios.

The Portfolio reserves the right to declare and pay dividends less frequently than as disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually.

DISTRIBUTION REINVESTMENTS. The dividends and distributions, if any, will be automatically reinvested in additional shares of the Portfolio on which they were paid.

TAXABILITY OF A PORTFOLIO. The Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as the Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.

                                        9                    Anchor Series Trust

--------------------------------------------------------------------------------

                     MORE INFORMATION ABOUT THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT SELECTION

The Portfolio employs both a bottom-up and a top-down analysis in its investment approach. On an individual security basis, the Portfolio buys and sells securities based on bottom up investment analysis, with an aim to uncover opportunities with potential for price appreciation. A bottom-up investment approach searches for outstanding performance of individual stocks before considering the impact of economic or industry trends. The Portfolio is managed using a proprietary fundamental analysis in order to select securities which are deemed to be consistent with the Portfolio's investment objective and are priced attractively. Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. Securities are sold when the investment has achieved its intended purpose, or because it is no longer considered attractive. In addition, the Portfolio is managed using a proprietary top-down macro analysis for asset allocation among its different asset classes, countries, sectors and styles. Top-down macro analysis involves the assessment of such factors as trends in economic growth, inflation and the capital market environment.

INVESTMENT STRATEGIES

The Portfolio has its own investment goal and principal investment strategy for pursuing as described in the chart on page 4. The chart provided below summarizes information about the Portfolio's investments. We have included a glossary to define the investment and risk terminology used in the charts and throughout this Prospectus. Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase under normal market conditions. You should consider your ability to assume the risks involved before investing in the Portfolio through one of the Variable Contracts.


----------------------------------------------------------------------------------------------
                                              GOVERNMENT AND QUALITY BOND
----------------------------------------------------------------------------------------------
 What are the Portfolio's     - Fixed income securities:
 principal investments?         - U.S. government securities
                                - high quality corporate bonds
                                - mortgage backed and asset backed securities
----------------------------------------------------------------------------------------------
 What other types of          - Fixed-income securities:
 investments or strategies      - corporate bonds rated as low as "A-" (up to 20%)
 may the Portfolio use to a     - foreign fixed income securities (U.S. dollar
 significant extent?              denominated)
                              - Credit default swaps (up to 5%)
                              - Interest rate swaps, caps, floors and collars (up to 10%)
                              - Total return swaps (up to 10%)
----------------------------------------------------------------------------------------------
 What other types of          - Borrowing for temporary or emergency purposes (up to 10%)
 investments may the          - Illiquid securities (up to 10%)
 Portfolio use as part of     - Forward commitments
 efficient portfolio          - When-issued/delayed delivery transactions
 management or to enhance     - Defensive investments
 return?                      - Zero coupon bonds
                              - Currency transactions
                              - Futures
                              - Special situations
                              - Rights and warrants
----------------------------------------------------------------------------------------------
 What risks normally affect   - Market volatility
 the Portfolio?               - Securities selection
                              - Interest rate fluctuations
                              - Active trading
                              - Hedging
                              - Credit quality
                              - Prepayment
----------------------------------------------------------------------------------------------

                                       10                    Anchor Series Trust

--------------------------------------------------------------------------------

                                    GLOSSARY
--------------------------------------------------------------------------------

INVESTMENT TERMINOLOGY

BORROWING FOR TEMPORARY OR EMERGENCY PURPOSES involves the borrowing of cash or securities by a Portfolio in limited circumstances, including to meet redemptions. Borrowing will cost a Portfolio interest expense and other fees. Borrowing may exaggerate changes in a Portfolio's net asset value and the cost may reduce a Portfolio's return.

CREDIT DEFAULT SWAPS involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit default swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party upon the occurrence of specified credit events.

CURRENCY TRANSACTIONS include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates or to enhance return.

DEFENSIVE INVESTMENTS include high quality fixed income securities, repurchase agreements and other money market instruments. A Portfolio may make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.

EQUITY SECURITIES, such as COMMON STOCKS, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as WARRANTS and RIGHTS, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

     - WARRANTS are rights to buy common stock of a company at a specified price during the life of the warrant.

     - RIGHTS represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

FIRM COMMITMENT AGREEMENTS and WHEN-ISSUED or DELAYED-DELIVERY TRANSACTIONS call for the purchase or sale of securities at an agreed-upon price on a specified future date. At the time of delivery of the securities, the value may be more or less than the purchase price.

FIXED INCOME SECURITIES are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. Investments in fixed income securities include:

     - U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

                                       11                    Anchor Series Trust

     - CORPORATE DEBT INSTRUMENTS (bonds, notes and debentures) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

     - An INVESTMENT GRADE FIXED INCOME SECURITY is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by the Adviser or Subadviser). The two best-known debt rating agencies are S&P and Moody's Investors Service, Inc. (Moody's). INVESTMENT GRADE refers to any security rated "BBB" or above by S&P or "Baa" or above by Moody's.

     - PASS-THROUGH SECURITIES involve various debt obligations that are backed by a pool of mortgages or other assets. Principal and interest payments made on the underlying asset pools are typically passed through to investors. Types of pass-through securities include MORTGAGE-BACKED SECURITIES, collateralized mortgage obligations, commercial mortgage-backed securities, and ASSET-BACKED SECURITIES.

     - ZERO-COUPON BONDS and DEFERRED INTEREST BONDS are debt obligations issued or purchased at a significant discount from face value. Certain zero coupon bonds (DISCOUNT BONDS) also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date.

FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies (PFICs), American Depositary Receipts
(ADRs) or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). An EMERGING MARKET country is generally one with a low or middle income economy or that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by Adviser or Subadviser.

FORWARD COMMITMENTS are contracts to purchase or sell securities at a fixed price with delivery and cash settlement to occur at a future date beyond normal settlement time. At the time that a Portfolio enters into a forward commitment to sell a security, the Portfolio may not hold that security. A Portfolio may also dispose of or renegotiate a commitment prior to settlement. At settlement, the value of the securities may be more or less than the purchase price.

ILLIQUID/RESTRICTED SECURITIES are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

INTEREST RATE SWAPS, CAPS, FLOORS AND COLLARS. Interest rate swaps involve the exchange by the Portfolio with another party of its respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

FUTURES are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price.

                                       12                    Anchor Series Trust

A SPECIAL SITUATION arises when, in the opinion of the Subadviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

TOTAL RETURN SWAPS are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component.

RISK TERMINOLOGY

ACTIVE TRADING: A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio. In addition, because the Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section we provide the Portfolio's portfolio turnover rate for each of the last five fiscal years.

CREDIT QUALITY: The creditworthiness of the issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations.

INTEREST RATE FLUCTUATIONS: The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

MARKET VOLATILITY: The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in the Portfolio's portfolio.

PREPAYMENT: Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other pass-through securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates the Portfolio may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by the Portfolio may exhibit price characteristics of longer-term debt securities.

SECURITIES SELECTION: A strategy used by the Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

                                       13                    Anchor Series Trust

--------------------------------------------------------------------------------

                                   MANAGEMENT
--------------------------------------------------------------------------------

INFORMATION ABOUT THE INVESTMENT ADVISER

AIG SUNAMERICA ASSET MANAGEMENT CORP. ("AIG SAAMCo") serves as investment adviser and manager for the Portfolio of the Trust. AIG SAAMCo oversees the Subadviser, provides various administrative services and supervises the daily business affairs of each Portfolio. AIG SAAMCo, located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992, is a corporation organized under the laws of the state of Delaware, and managed, advised or administered assets in excess of $52.5 billion as of December 31, 2006. In addition to serving as investment adviser and manager to the Trust, AIG SAAMCo serves as adviser, manager and/or administrator for AIG Series Trust, Inc., AIG SunAmerica Focused Alpha Growth Fund, Inc., AIG SunAmerica Focused Alpha Large Cap Fund, Inc., Seasons Series Trust, SunAmerica Focused Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Series Trust, SunAmerica Senior Floating Rate Fund, Inc., VALIC Company I and VALIC Company II.

A discussion regarding the basis for the Board of Trustees approval of the Trust's investment advisory agreement and the subadvisory agreement between AIG SAAMCo and the Subadviser is available in the Trust's 2006 Annual Report to shareholders, which is available upon request.

For the fiscal year ended December 31, 2006, the Portfolio paid AIG SAAMCo a fee equal to 0.55% of average daily net assets.

INFORMATION ABOUT THE SUBADVISER

WELLINGTON MANAGEMENT COMPANY, LLP ("Wellington Management") is a Massachusetts limited liability partnership. The principal business address of Wellington Management is 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. As of December 31, 2006, Wellington Management managed approximately $575 billion of client assets in a broad range of investment styles for mutual fund sponsors and other institutional investors.

AIG SAAMCo compensates the Subadviser out of the advisory fees that it receives from the Portfolio, AIG SAAMCo may terminate its agreement with the Subadviser without shareholder approval.

                                       14                    Anchor Series Trust

PORTFOLIO MANAGEMENT

The investment manager(s) and/or management team(s) that have primary responsibility for the day-to-day management of the Portfolio are set forth below in the following table. Unless otherwise noted, a management team's members share responsibility in making investment decisions on behalf of the Portfolio and no team member is limited in his/her role with respect to the management team.

The Statement of Additional Information provides information regarding the portfolio managers listed below, including other accounts they manage, their ownership interest in the Portfolio, and the structure and method used by the Subadviser to determine their compensation.


------------------------------------------------------------------------------------------------------------------
                                                    NAME AND TITLE OF
       PORTFOLIO             SUBADVISER             PORTFOLIO MANAGER                     EXPERIENCE
                                                 (AND/OR MANAGEMENT TEAM)
------------------------------------------------------------------------------------------------------------------
 GOVERNMENT AND QUALITY    Wellington       - John C. Keogh                      Mr. Keogh has served as
 BOND PORTFOLIO            Management         Senior Vice President and          portfolio manager for the
                                              Fixed Income Portfolio Manager     Portfolio since 1994. Mr.
                                                                                 Keogh joined Wellington
                                                                                 Management as an investment
                                                                                 professional in 1983.
                                            ----------------------------------------------------------------------
                                            - Christopher L. Gootkind            Mr. Gootkind has been
                                              Vice President and Fixed Income    involved in portfolio
                                              Portfolio Manager                  management and securities
                                                                                 analysis for corporate
                                                                                 securities within the
                                                                                 Portfolio since May 1, 2006.
                                                                                 Mr. Gootkind joined
                                                                                 Wellington Management as an
                                                                                 investment professional in
                                                                                 2000.
------------------------------------------------------------------------------------------------------------------

PAYMENTS IN CONNECTION WITH DISTRIBUTION

Certain affiliated life insurance companies receive financial support from AIG SAAMCo and the Subadviser for distribution-related activities, including support to help offset costs for training to support sales of the Portfolio.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT

State Street Bank and Trust Company, Boston, Massachusetts, acts as Custodian of the Trust's assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

LEGAL PROCEEDINGS

On February 9, 2006, American International Group, Inc. ("AIG"), the parent company and an affiliated person of AIG SunAmerica Asset Management Corp. ("Adviser"), announced that it had consented to the settlement of an injunctive action instituted by the Securities and Exchange Commission ("SEC"). In its complaint, the SEC alleged that AIG violated Section 17(a) of the Securities Act of 1933, as amended, Sections 10(b), 13(a), 13(b)(2) and 13(b)(5) of the Securities Exchange Act of 1934, as amended, and Rules 10b-5, 12b-20, 13a-1 and 13b2-1 promulgated thereunder, in connection with AIG's accounting and public reporting practices. The conduct described in the complaint did not involve any conduct of AIG or its

                                       15                    Anchor Series Trust
subsidiaries related to their investment advisory or distribution activities with respect to the assets of the Portfolios.

AIG, without admitting or denying the allegations in the complaint (except as to jurisdiction), consented to the entry of an injunction against further violations of the statutes referred to above. Absent exemptive relief granted by the SEC, the entry of such an injunction would prohibit AIG and its affiliated persons from, among other things, serving as an investment adviser of any registered investment management company or principal underwriter for any registered open-end investment company pursuant to Section 9(a) of the Investment Company Act of 1940, as amended ("1940 Act"). Certain affiliated persons of AIG, including the Adviser, received a temporary order from the SEC pursuant to Section 9(c) of the 1940 Act with respect to the entry of the injunction, granting exemptive relief from the provisions of Section 9(a) of the 1940 Act. The temporary order permits AIG and its affiliated persons, including AIG's investment management subsidiaries, to serve as investment adviser, sub-adviser, principal underwriter or sponsor of the Portfolios. The Adviser expects that a permanent exemptive order will be granted, although there is no assurance the SEC will issue the order.

Additionally, AIG and its subsidiaries reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the Attorney General of the State of New York ("NYAG") and the New York State Department of Insurance ("DOI"), regarding accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers' compensation premium taxes and other assessments.

As a result of the settlements with the SEC, the DOJ, the NYAG and the DOI, AIG made payments totaling approximately $1.64 billion. In addition, as part of its settlements, AIG has agreed to retain for a period of three years an Independent Consultant who will conduct a review that will include the adequacy of AIG's internal controls over financial reporting and the remediation plan that AIG has implemented as a result of its own internal review.

Subject to receipt of permanent relief, the Adviser believes that the settlements are not likely to have a material adverse effect on the Adviser's ability to perform its investment advisory services relating to the Portfolio.

                                       16                    Anchor Series Trust

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following Financial Highlights tables for the Class 1 shares of the Portfolio are intended to help you understand the Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single Class 1 Portfolio share. The total returns in each table represent the rate that an investor would have earned on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). Separate Account charges are not reflected in the total returns. If these amounts were reflected, returns would be less than those shown. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Portfolio's financial statements, is included in the Trust's Annual Report to shareholders, which is available upon request.

                                            NET                     DIVIDENDS   DISTRIBUTIONS
                               NET        REALIZED       TOTAL      DECLARED      FROM NET                       NET
                NET ASSET    INVEST-    & UNREALIZED      FROM      FROM NET      REALIZED          TOTAL       ASSET
                  VALUE       MENT      GAIN (LOSS)     INVEST-      INVEST-       GAIN ON        DIVIDENDS     VALUE
   PERIOD       BEGINNING    INCOME          ON           MENT        MENT         INVEST-           AND        END OF
    ENDED       OF PERIOD   (LOSS)(1)   INVESTMENTS    OPERATIONS    INCOME         MENTS       DISTRIBUTIONS   PERIOD
----------------------------------------------------------------------------------------------------------------------
                                   Government and Quality Bond Portfolio -- Class 1
12/31/02.....    $14.77       $0.65        $ 0.72        $1.37       $(0.54)       $   --          $(0.54)      $15.60
12/31/03.....     15.60        0.56         (0.18)        0.38        (0.65)        (0.12)          (0.77)       15.21
12/31/04.....     15.21        0.55         (0.03)        0.52        (0.74)        (0.01)          (0.75)       14.98
12/31/05.....     14.98        0.55         (0.16)        0.39        (0.59)           --           (0.59)       14.78
12/31/06.....     14.78        0.65         (0.17)        0.48        (0.55)           --           (0.55)       14.71

                                                       RATIO OF NET
                             NET                        INVESTMENT
                            ASSETS     RATIO OF           INCOME
                            END OF     EXPENSES           (LOSS)          PORTFOLIO
   PERIOD        TOTAL      PERIOD    TO AVERAGE        TO AVERAGE        TURNOVER
    ENDED      RETURN(2)   (000'S)    NET ASSETS        NET ASSETS          RATE
-------------  --------------------------------------------------------------------
                         Government and Quality Bond Portfolio -- Class 1
12/31/02.....    9.33%     $885,969      0.61%             4.27%             108%(3)
12/31/03.....    2.50       685,905      0.60              3.56               50(3)
12/31/04.....    3.41       557,465      0.60              3.56               37(3)
12/31/05.....    2.62       500,354      0.61              3.68               56(3)
12/31/06.....    3.31       443,469      0.60              4.41               58

---------------

(1) Calculated based upon average shares outstanding.
(2) Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented.
(3) Portfolio turnover includes paydowns on securities. Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:

                                                              2002   2003   2004   2005
                                                              ----   ----   ----   ----
Government and Quality Bond Portfolio.......................  71%    108%   50%    65%

                                       17                    Anchor Series Trust

--------------------------------------------------------------------------------

                              FOR MORE INFORMATION
--------------------------------------------------------------------------------

The following documents contain more information about the Portfolio and are available free of charge upon request:

        ANNUAL/SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected the Portfolio's performance for the most recently completed fiscal year.

        STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Portfolio's policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.

You may obtain copies of these documents or ask questions about the Portfolio at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 54299 Los Angeles, California 90054-0299.

The Trust's SAI is not available online as it does not have its own internet website. However, the Trust's prospectus and semi-annual and annual reports are available online through the internet websites of the insurance companies offering the Portfolio as an investment option in Variable Contracts.

Information about the Portfolio (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-551-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolios are also available on the EDGAR Database on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.

INVESTMENT COMPANY ACT
-  File No. 811-3836

                                       18                    Anchor Series Trust

                 ----------------------------------------------

                                   PROSPECTUS
                                  MAY 1, 2007
                 ----------------------------------------------

                              ANCHOR SERIES TRUST
                                (Class 2 Shares)

             --    Capital Appreciation Portfolio

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THESE SECURITIES OR
PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

TRUST HIGHLIGHTS............................................      4
  Q&A.......................................................      4
EXPENSE SUMMARY.............................................      7
ACCOUNT INFORMATION.........................................      8
  Service Fees..............................................      8
  Transaction Policies......................................      8
     Valuation of shares....................................      8
     Buy and sell shares....................................      9
     Execution of requests..................................      9
  Frequent Purchases and Redemptions of Shares..............      9
  Portfolio Holdings........................................     10
  Dividend Policies and Taxes...............................     10
     Distributions..........................................     10
     Distribution Reinvestments.............................     10
     Taxability of a Portfolio..............................     10
MORE INFORMATION ABOUT THE PORTFOLIO........................     11
  Investment Selection......................................     11
  Investment Strategies.....................................     11
GLOSSARY....................................................     12
  Investment Terminology....................................     12
     Borrowing for temporary or emergency purposes..........     12
     Currency transactions..................................     12
     Defensive investments..................................     12
     Equity securities......................................     12
       Convertible securities...............................     12
       Market capitalization ranges.........................     12
       Warrants.............................................     12
       Rights...............................................     13
     Firm commitment agreements and when-issued or delayed
      delivery transactions.................................     13
     Foreign securities.....................................     13
     Forward commitments....................................     13
     Illiquid/Restricted securities.........................     13
     Options and futures....................................     13
     Special situation......................................     13
  Risk Terminology..........................................     13
     Active trading.........................................     13
     Currency volatility....................................     14
     Foreign exposure.......................................     14
     Growth stocks..........................................     14
     Hedging................................................     14
     Market volatility......................................     14
     Securities selection...................................     14

     Small and medium sized companies.......................     14
MANAGEMENT..................................................     15
  Information about the Investment Adviser..................     15
  Information about the Subadviser..........................     15
     Wellington Management Company, LLP ("Wellington
      Management")..........................................     15
  Portfolio Management......................................     15
  Payments in Connection with Distribution..................     16
  Custodian, Transfer and Dividend Paying Agent.............     16
  Legal Proceedings.........................................     16
FINANCIAL HIGHLIGHTS........................................     17
FOR MORE INFORMATION........................................     18

Q&A

A "GROWTH" PHILOSOPHY -- that of investing in securities believed to offer the potential for capital appreciation -- focuses on securities of companies that are considered to have a historical record of an above-average growth rate, significant growth potential, above-average earnings growth or value, the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand.

CAPITAL APPRECIATION/GROWTH is an increase in the market value of securities held.

"NET ASSETS" will take into account borrowing for investment purposes.

--------------------------------------------------------------------------------

                                TRUST HIGHLIGHTS
--------------------------------------------------------------------------------

The following questions and answers are designed to give you an overview of Anchor Series Trust (the "Trust") and to provide you with information about the Trust's nine separate investment series ("Portfolios"), one of which is described in this Prospectus, and its investment goal and principal investment strategy. More detailed investment information is provided in the charts, under "More Information About the Portfolio," beginning on page 11, and the glossary that follows on page 12.

Q:   WHAT IS THE PORTFOLIO'S INVESTMENT GOAL AND PRINCIPAL INVESTMENT STRATEGY?

A: The Portfolio operates as a separate mutual fund with its own investment goal and a principal investment strategy for pursuing it. There can be no assurance that the Portfolio will meet its investment goal or that the net return on an investment will exceed what could have been obtained through other investment or savings vehicles. The investment goal and principal investment strategy may not be changed without shareholder vote.


------------------------------------------------------------------------------------------------
          PORTFOLIO                  INVESTMENT GOAL          PRINCIPAL INVESTMENT STRATEGY
------------------------------------------------------------------------------------------------
  CAPITAL APPRECIATION         long-term capital              invests primarily in growth
  PORTFOLIO                    appreciation                   equity securities across a
                                                              wide range of industries and
                                                              companies, using a
                                                              wide-ranging and flexible
                                                              stock picking approach
------------------------------------------------------------------------------------------------

Q:   WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO?

A: The following section describes the principal risks of the Portfolio, while the chart on page 11 describes various additional risks.

     Risks of Investing in Equity Securities

     The Portfolio invests primarily in equities. As with any equity fund, the value of your investment in the Portfolio may fluctuate in response to stock market movements. Growth stocks are historically volatile. In addition, individual stocks selected for the Portfolio may underperform the market generally. You should be aware that the performance of different types of equity stocks may perform well under varying market conditions -- for example, "value" stocks may perform well under circumstances in which "growth" stocks in general have fallen, or vice versa.

     Risks of Investing Internationally

     The Portfolio will invest in foreign securities, including in "emerging market" countries. These securities may be denominated in currencies other than U.S. dollars. Foreign investing presents special risks, particularly in certain emerging markets. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

                                        4                    Anchor Series Trust

     Risks of Investing in Smaller Companies

     Stocks of smaller companies may be more volatile than, and not as liquid as, those of larger companies.

     Additional Principal Risks

     Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

Q:   HOW HAS THE PORTFOLIO PERFORMED HISTORICALLY?

A: The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year and comparing the Portfolio's average annual returns to those of an appropriate market index. Fees and expenses incurred at the contract level are not reflected in the bar charts or tables. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

                                        5                    Anchor Series Trust

--------------------------------------------------------------------------------

                         CAPITAL APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 2)*

                                  (BAR CHART)

                                                              CAPITAL APPRECIATION PORTFOLIO
                                                              ------------------------------
2002                                                                      -22.80%
2003                                                                       32.08%
2004                                                                        8.95%
2005                                                                       11.49%
2006                                                                       11.25%

During the three-year period shown in the bar chart, the highest return for a quarter was 16.76% (quarter ended 06/30/03) and the lowest return for a quarter was -14.28% (quarter ended 06/30/02).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                     PAST ONE   PAST FIVE       CLASS 2
CALENDAR YEAR ENDED DECEMBER 31, 2006)                        YEAR       YEARS     SINCE INCEPTION
--------------------------------------------------------------------------------------------------
 Capital Appreciation Portfolio Class 2(1)                   11.25%      6.62%           5.38%
--------------------------------------------------------------------------------------------------
 Russell 3000(R) Growth Index(2)                              9.46%      3.02%           2.00%
--------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

1  Inception date for Class 2 shares is July 9, 2001.

2 The Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000(R) Growth or the Russell 2000(R) Growth Indices.

                                        6                    Anchor Series Trust

--------------------------------------------------------------------------------

                                EXPENSE SUMMARY
--------------------------------------------------------------------------------

The table below describes the fees and expenses you may pay on Class 2 shares if you remain invested in the Portfolio. The Portfolio's annual operating expenses do not reflect the separate account fees charged in the Variable Contracts, as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                             Capital
                           Appreciation
                            Portfolio
                           ------------
                             Class 2
                           ------------
Management Fees..........      0.70%
Service (12b-1) Fees.....      0.15%
Other Expenses...........      0.04%
Total Annual Portfolio
  Operating Expenses.....      0.89%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year, reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract Prospectus for information on such charges. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                                                                1         3         5         10
                                                               YEAR     YEARS     YEARS     YEARS
                                                              ------   -------   -------   --------
Capital Appreciation Portfolio..............................   $91      $284      $493      $1,096

                                        7                    Anchor Series Trust

--------------------------------------------------------------------------------

                              ACCOUNT INFORMATION
--------------------------------------------------------------------------------

Shares of the Portfolio are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies ("Variable Contracts") offered by life insurance companies affiliated with AIG SunAmerica Asset Management Corp. ("AIG SAAMCo"), the investment adviser and manager, as well as non-affiliated life insurance companies. All shares of the Trust are owned by "Separate Accounts" of the life insurance companies. The term "Manager" as used in this Prospectus means either AIG SAAMCo or the other registered investment adviser that serves as subadviser to the Trust, as the case may be.

If you would like to invest in the Portfolio, you must purchase a Variable Contract from one of the life insurance companies. Class 2 shares of the Portfolio, which are issued only in connection with certain Variable Contracts are offered through this Prospectus. Class 1 and Class 3 shares are offered through a separate prospectus.

You should be aware that the Variable Contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. You will find information about purchasing a Variable Contract and the Portfolio available to you in the prospectus that offers the contracts, which accompanies this Prospectus.

The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts through the various life insurance companies. Nevertheless, the Trust's Board of Trustees (the "Board") intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.

SERVICE FEES

Class 2 shares of the Portfolio are subject to a Rule 12b-1 plan that provides for service fees payable at the annual rate of up to 0.15% of the average daily net assets of such class of shares. The service fees will be used to compensate the life insurance companies for costs associated with the servicing of Class 2 shares, including the cost of reimbursing the life insurance companies for expenditures made to financial intermediaries for providing service to contract holders who are the indirect beneficial owners of the Portfolio's Class 2 shares. Because these fees are paid out of the Portfolio's Class 2 assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

TRANSACTION POLICIES

VALUATION OF SHARES. The net asset value per share ("NAV") for the Portfolio and class is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of such class's outstanding shares. The NAV for the Portfolio also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Portfolio. As a result, the value of the Portfolio's shares may change on days when you will not be able to purchase or redeem your shares.

Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Trust's Board, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved by the Board.

                                        8                    Anchor Series Trust

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the market price at the close of such exchanges on the day of valuation. If a security's price is available from more than one exchange, the Portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio's shares, and the Portfolio may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. The Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. For foreign equity securities, the Trust uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

The Portfolio may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of the Portfolio's shares may change on days when the Trust is not open for purchases or redemptions.

BUY AND SELL SHARES. The Separate Accounts buy and sell shares of the Portfolio at NAV, without any sales or other charges. However, as discussed above, Class 2 shares are subject to service fees pursuant to a Rule 12b-1 plan.

EXECUTION OF REQUESTS. The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust, or the insurance company as its authorized agent, before the Trust's close of business (generally, 4:00 p.m., Eastern time), the order will receive that day's closing price. If the order is received after that time, it will receive the next business day's closing price.

During periods of extreme volatility or market crisis, the Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.

FREQUENT PURCHASES AND REDEMPTIONS OF SHARES

The Portfolio, which is offered only through Variable Contracts, is intended for long-term investment and not as frequent short-term trading ("market timing") vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not acquire Variable Contracts that relate to shares of the Portfolio. The Board of Trustees has adopted policies and procedures with respect to market timing activity as discussed below.

The Trust believes that market timing activity is not in the best interest of the Portfolio's performance or its participants. Market timing can disrupt the ability of a Manager to invest assets in an orderly, long-term manner, which may have an adverse impact on the performance of the Portfolio. In addition, market timing may increase the Portfolio's expenses through: increased brokerage, transaction and administrative costs; forced and unplanned portfolio turnover; and large asset swings that decrease the Portfolio's ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Portfolio performance.

Since the Portfolio may invest significantly in foreign securities it may be particularly vulnerable to market timing. Market timing in the Portfolio may occur because of time zone differences between the foreign markets on which the Portfolio's international portfolio securities trade and the time as of which the Portfolio's net asset value is calculated. Market timers may purchase shares of the Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio's

                                        9                    Anchor Series Trust
net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Portfolio. One of the objectives of the Trust's fair value pricing procedures is to minimize the possibilities of this type of market timing (see "Transaction Policies -- Valuation of Shares").

Shares of the Portfolio are held through Separate Accounts. The ability of the Trust to monitor transfers made by the participants in Separate Accounts maintained by financial intermediaries is limited by the institutional nature of these omnibus accounts. The Board's policy is that the Portfolio must rely on the Separate Account to both monitor market timing within the Portfolio and attempt to prevent it through their own policies and procedures. The Trust has entered into agreements with the Separate Accounts that require the Separate Accounts to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. In situations in which the Trust becomes aware of possible market timing activity, it will notify the Separate Account in order to help facilitate the enforcement of such entity's market timing policies and procedures. There is no guarantee that the Trust will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not the Trust detects it, if market timing activity occurs, then you should anticipate that you will be subject to the disruptions and increased expenses discussed above. The Trust reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from insurance company separate accounts, whether directly or by transfer, including orders that have been accepted by a financial intermediary, that the Trust determines not to be in the best interest of the Portfolio. Such rejections or refusals will be applied uniformly without exception.

Any restrictions or limitations imposed by the Separate Accounts may differ from those imposed by the Trust. Please review your Variable Contract prospectus for more information regarding the insurance company's market timing policies and procedures, including any restrictions or limitations that the Separate Account may impose with respect to trades made through a Variable Contract.

Please refer to the documents pertaining to your Variable Contract prospectus on how to direct investments in or redemptions from (including making transfers into or out of) the Portfolio and any fees that may apply.

PORTFOLIO HOLDINGS

The Trust's policies and procedures with respect to the disclosure of the Portfolio's securities are described in the Statement of Additional Information.

DIVIDEND POLICIES AND TAXES

DISTRIBUTIONS. The Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends. Distributions from net realized gains, if any, are paid annually for the Portfolio.

The Portfolio reserves the right to declare and pay dividends less frequently than as disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually.

DISTRIBUTION REINVESTMENTS. The dividends and distributions, if any, will be automatically reinvested in additional shares of the Portfolio on which they were paid.

TAXABILITY OF A PORTFOLIO. The Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as the Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.

                                       10                    Anchor Series Trust

--------------------------------------------------------------------------------

                      MORE INFORMATION ABOUT THE PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT SELECTION

The Portfolio buys and sells securities based on bottom-up investment analysis and individual security selection, with an aim to uncover opportunities with potential for price appreciation. A bottom-up investment approach searches for outstanding performance of individual stocks before considering the impact of economic or industry trends. The Portfolio is managed using a proprietary fundamental analysis in order to select securities which are deemed to be consistent with the Portfolio's investment objective and are priced attractively. Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. Securities are sold when the investment has achieved its intended purpose, or because it is no longer considered attractive.

INVESTMENT STRATEGIES

The Portfolio has its own investment goal and principal investment strategy for pursuing as described in the chart on page 4. The chart provided below summarizes information about the Portfolio's investments. We have included a glossary to define the investment and risk terminology used in the chart and throughout this Prospectus. Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase under normal market conditions. You should consider your ability to assume the risks involved before investing in the Portfolio through one of the Variable Contracts.


----------------------------------------------------------------------------------------------
                                                  CAPITAL APPRECIATION
----------------------------------------------------------------------------------------------
 What are the Portfolio's     - Equity securities:
 principal investments?         - large-cap stocks
                                - mid-cap stocks
                                - small-cap stocks
----------------------------------------------------------------------------------------------
 What other types of          - Equity securities:
 investments or strategies      - foreign equity securities including ADRs, EDRs or GDRs
 may the Portfolio use to a       (up to 30%)
 significant extent?
----------------------------------------------------------------------------------------------
 What other types of          - Currency transactions
 investments may the          - Borrowing for temporary or emergency purposes (up to 10%)
 Portfolio use as part of     - Illiquid securities (up to 10%)
 efficient portfolio          - Forward commitments
 management or to enhance     - When-issued/delayed delivery transactions
 return?                      - Defensive investments
                              - Special situations
                              - Options and futures
                              - Rights and warrants
                              - Convertible securities (up to 20%)
----------------------------------------------------------------------------------------------
 What risks normally affect   - Market volatility
 the Portfolio?               - Securities selection
                              - Growth stocks
                              - Small and medium sized companies
                              - Active trading
                              - Hedging
                              - Currency volatility
                              - Foreign exposure
----------------------------------------------------------------------------------------------

                                       11                    Anchor Series Trust

--------------------------------------------------------------------------------

                                    GLOSSARY
--------------------------------------------------------------------------------

INVESTMENT TERMINOLOGY

BORROWING FOR TEMPORARY OR EMERGENCY PURPOSES involves the borrowing of cash or securities by the Portfolio in limited circumstances, including to meet redemptions. Borrowing will cost the Portfolio interest expense and other fees. Borrowing may exaggerate changes in a Portfolio's net asset value and the cost may reduce the Portfolio's return.

CURRENCY TRANSACTIONS include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates or to enhance return.

DEFENSIVE INVESTMENTS include high quality fixed income securities, repurchase agreements and other money market instruments. The Portfolio may make temporary defensive investments in response to adverse market, economic, political or other conditions. When the Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, the Portfolio may not achieve its investment goal.

EQUITY SECURITIES, such as COMMON STOCKS, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as CONVERTIBLE PREFERRED STOCK, CONVERTIBLE BONDS, WARRANTS and RIGHTS, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

     - CONVERTIBLE SECURITIES are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

     - MARKET CAPITALIZATION RANGES. Companies are classified as large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding securities of the company at the time of purchase. LARGE-CAP COMPANIES will generally include companies whose market capitalizations, at the time of purchase, are equal to or greater than the smallest company in the Russell 1000(R) Index during the most recent 12-month period. During the 12-month period ending December 31, 2006, the smallest company in the Russell 1000(R) Index during the most recent 12-months had a market-cap of $265 million. MID-CAP COMPANIES will generally include companies whose market capitalizations, at the time of purchase, range from the smallest company included in the Russell Midcap Index to the largest company in the Russell Midcap Index during the most recent 12-month period. During the 12-month period ending December 31, 2006, the smallest company in the Russell Midcap Index had a market-cap of $265 million and the largest company in the Russell Midcap Index had a market-cap of $27.2 billion. SMALL-CAP COMPANIES will generally include companies whose market capitalizations, at the time of purchase, are equal to or less than the largest company in the Russell 2000(R) Index during the most recent 12-month period. During the 12-month period ending December 31, 2006, the largest company in the Russell 2000 index had a market-cap of $6.2 billion.

       Due to fluctuations in market conditions, there may be some overlap among capitalization categories. The market capitalization of companies within the Portfolio's investments may change over time; however, the Portfolio will not sell a stock just because a company has grown to a market capitalization outside the appropriate range. The Portfolio may, on occasion, purchase companies with a market capitalization above or below the range.

     - WARRANTS are rights to buy common stock of a company at a specified price during the life of the warrant.

                                       12                    Anchor Series Trust

     - RIGHTS represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

FIRM COMMITMENT AGREEMENTS and WHEN-ISSUED or DELAYED-DELIVERY TRANSACTIONS call for the purchase or sale of securities at an agreed-upon price on a specified future date. At the time of delivery of the securities, the value may be more or less than the purchase price.

FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies (PFICs), American Depositary Receipts
(ADRs) or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). An EMERGING MARKET country is generally one with a low or middle income economy or that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by Adviser or Subadviser.

FORWARD COMMITMENTS are contracts to purchase or sell securities at a fixed price with delivery and cash settlement to occur at a future date beyond normal settlement time. At the time that the Portfolio enters into a forward commitment to sell a security, the Portfolio may not hold that security. The Portfolio may also dispose of or renegotiate a commitment prior to settlement. At settlement, the value of the securities may be more or less than the purchase price.

ILLIQUID/RESTRICTED SECURITIES are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

OPTIONS AND FUTURES are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index. An option gives its owner the right, but not the obligation, to buy ("call") or sell ("put") a specified amount of a security at a specified price within a specified time period. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price.

A SPECIAL SITUATION arises when, in the opinion of the Subadviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

RISK TERMINOLOGY

ACTIVE TRADING: A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio. In addition, because a Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section we provide the Portfolio's portfolio turnover rate for each of the last five fiscal years.

                                       13                    Anchor Series Trust

CURRENCY VOLATILITY: The value of the Portfolio's foreign investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio's non-U.S. dollar denominated securities.

FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an EMERGING MARKET. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

GROWTH STOCKS: Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

HEDGING: Hedging is a strategy in which the Portfolio uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the derivative will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. An improper hedge could also reduce gains or cause losses.

MARKET VOLATILITY: The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in the Portfolio's portfolio.

SECURITIES SELECTION: A strategy used by the Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

SMALL AND MEDIUM SIZED COMPANIES: Companies with smaller market capitalizations tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are also usually more volatile and entail greater risks than securities of large companies.

                                       14                    Anchor Series Trust

--------------------------------------------------------------------------------

                                   MANAGEMENT
--------------------------------------------------------------------------------

INFORMATION ABOUT THE INVESTMENT ADVISER

AIG SUNAMERICA ASSET MANAGEMENT CORP. ("AIG SAAMCo") serves as investment adviser and manager for all the Portfolios of the Trust. AIG SAAMCo oversees the Subadviser, provides various administrative services and supervises the daily business affairs of the Portfolio. AIG SAAMCo, located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992, is a corporation organized under the laws of the state of Delaware, and managed, advised or administered assets in excess of $52.5 billion as of December 31, 2006. In addition to serving as investment adviser and manager to the Trust, AIG SAAMCo serves as adviser, manager and/or administrator for AIG Series Trust, Inc., AIG SunAmerica Focused Alpha Growth Fund, Inc., AIG SunAmerica Focused Alpha Large Cap Fund, Inc., Seasons Series Trust, SunAmerica Focused Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Series Trust, SunAmerica Senior Floating Rate Fund, Inc., VALIC Company I and VALIC Company II.

A discussion regarding the basis for the Board of Trustees approval of the Trust's investment advisory agreement and the subadvisory agreements between AIG SAAMCo and the Subadviser is available in the Trust's 2006 Annual Report to shareholders, which is available upon request.

For the fiscal year ended December 31, 2006, the Portfolio paid AIG SAAMCo a fee equal to 0.70% of average daily net assets.

INFORMATION ABOUT THE SUBADVISER

WELLINGTON MANAGEMENT COMPANY, LLP ("Wellington Management") is a Massachusetts limited liability partnership. The principal business address of Wellington Management is 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. As of December 31, 2006, Wellington Management managed approximately $575 billion of client assets in a broad range of investment styles for mutual fund sponsors and other institutional investors.

AIG SAAMCo compensates the Subadviser out of the advisory fees that it receives from the respective Portfolios, AIG SAAMCo may terminate its agreement with the Subadviser without shareholder approval.

PORTFOLIO MANAGEMENT

The investment manager that has primary responsibility for the day-to-day management of the Portfolio is set forth below in the following table.

The Statement of Additional Information provides information regarding the portfolio manager listed below, including other accounts he manages, his ownership interest in the Portfolio, and the structure and method used by the Subadviser to determine his compensation.


------------------------------------------------------------------------------------------------------------------
                                                    NAME AND TITLE OF
       PORTFOLIO             SUBADVISER             PORTFOLIO MANAGER                     EXPERIENCE
                                                 (AND/OR MANAGEMENT TEAM)
------------------------------------------------------------------------------------------------------------------
 CAPITAL APPRECIATION      Wellington       - Stephen C. Mortimer                Mr. Mortimer has served as
 PORTFOLIO                 Management         Vice President and                 portfolio manager for the
                                              Equity Portfolio Manager           Portfolio since March 30,
                                                                                 2006. Mr. Mortimer joined
                                                                                 Wellington Management as an
                                                                                 investment professional in
                                                                                 2001.
------------------------------------------------------------------------------------------------------------------

                                       15                    Anchor Series Trust

PAYMENTS IN CONNECTION WITH DISTRIBUTION

Certain affiliated life insurance companies receive financial support from AIG SAAMCo and the Subadviser for distribution-related activities, including support to help offset costs for training to support sales of the Portfolios.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT

State Street Bank and Trust Company, Boston, Massachusetts, acts as Custodian of the Trust's assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

LEGAL PROCEEDINGS

On February 9, 2006, American International Group, Inc. ("AIG"), the parent company and an affiliated person of AIG SunAmerica Asset Management Corp. ("Adviser"), announced that it had consented to the settlement of an injunctive action instituted by the Securities and Exchange Commission ("SEC"). In its complaint, the SEC alleged that AIG violated Section 17(a) of the Securities Act of 1933, as amended, Sections 10(b), 13(a), 13(b)(2) and 13(b)(5) of the Securities Exchange Act of 1934, as amended, and Rules 10b-5, 12b-20, 13a-1 and 13b2-1 promulgated thereunder, in connection with AIG's accounting and public reporting practices. The conduct described in the complaint did not involve any conduct of AIG or its subsidiaries related to their investment advisory or distribution activities with respect to the assets of the Portfolio.

AIG, without admitting or denying the allegations in the complaint (except as to jurisdiction), consented to the entry of an injunction against further violations of the statutes referred to above. Absent exemptive relief granted by the SEC, the entry of such an injunction would prohibit AIG and its affiliated persons from, among other things, serving as an investment adviser of any registered investment management company or principal underwriter for any registered open-end investment company pursuant to Section 9(a) of the Investment Company Act of 1940, as amended ("1940 Act"). Certain affiliated persons of AIG, including the Adviser, received a temporary order from the SEC pursuant to Section 9(c) of the 1940 Act with respect to the entry of the injunction, granting exemptive relief from the provisions of Section 9(a) of the 1940 Act. The temporary order permits AIG and its affiliated persons, including AIG's investment management subsidiaries, to serve as investment adviser, sub-adviser, principal underwriter or sponsor of the Portfolios. The Adviser expects that a permanent exemptive order will be granted, although there is no assurance the SEC will issue the order.

Additionally, AIG and its subsidiaries reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the Attorney General of the State of New York ("NYAG") and the New York State Department of Insurance ("DOI"), regarding accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers' compensation premium taxes and other assessments.

As a result of the settlements with the SEC, the DOJ, the NYAG and the DOI, AIG made payments totaling approximately $1.64 billion. In addition, as part of its settlements, AIG has agreed to retain for a period of three years an Independent Consultant who will conduct a review that will include the adequacy of AIG's internal controls over financial reporting and the remediation plan that AIG has implemented as a result of its own internal review.

Subject to receipt of permanent relief, the Adviser believes that the settlements are not likely to have a material adverse effect on the Adviser's ability to perform its investment advisory services relating to the Portfolio.

                                       16                    Anchor Series Trust

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following Financial Highlights table for Class 2 shares of the Capital Appreciation Portfolio is intended to help you understand the Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single Class 2 Portfolio share. The total returns in each table represent the rate that an investor would have earned on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Separate Account charges are not reflected in the total returns. If these amounts were reflected, returns would be less than those shown. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio's financial statements, is included in the Trust's Annual Report to shareholders, which is available upon request.

                                            NET                     DIVIDENDS   DISTRIBUTIONS
                               NET        REALIZED       TOTAL      DECLARED      FROM NET                       NET
                NET ASSET    INVEST-    & UNREALIZED      FROM      FROM NET      REALIZED          TOTAL       ASSET
                  VALUE       MENT      GAIN (LOSS)     INVEST-      INVEST-       GAIN ON        DIVIDENDS     VALUE
   PERIOD       BEGINNING    INCOME          ON           MENT        MENT         INVEST-           AND        END OF
    ENDED       OF PERIOD   (LOSS)(1)   INVESTMENTS    OPERATIONS    INCOME         MENTS       DISTRIBUTIONS   PERIOD
----------------------------------------------------------------------------------------------------------------------
                                      Capital Appreciation Portfolio -- Class 2
12/31/02.....    $29.60       $(0.07)      $(6.68)       $(6.75)     $   --        $   --          $   --       $22.85
12/31/03.....     22.85        (0.05)        7.38          7.33          --            --              --        30.18
12/31/04.....     30.18         0.05         2.65          2.70          --            --              --        32.88
12/31/05.....     32.88           --         3.77          3.77       (0.05)           --           (0.05)       36.60
12/31/06.....     36.60         0.10         4.02          4.12       (0.01)        (0.09)          (0.10)       40.62


                                                       RATIO OF NET
                             NET                        INVESTMENT
                            ASSETS     RATIO OF           INCOME
                            END OF     EXPENSES           (LOSS)          PORTFOLIO
   PERIOD        TOTAL      PERIOD    TO AVERAGE        TO AVERAGE        TURNOVER
    ENDED      RETURN(2)   (000'S)    NET ASSETS        NET ASSETS          RATE
-------------  --------------------------------------------------------------------
                            Capital Appreciation Portfolio -- Class 2
12/31/02.....   (22.80)%   $ 63,049      0.92%(3)         (0.29)%(3)          80%
12/31/03.....    32.08      110,717      0.92            (0.20)              104
12/31/04.....     8.95      133,501      0.91              0.15              100
12/31/05.....    11.49      135,351      0.92(4)       (0.03)(4)              86
12/31/06.....    11.25      133,815      0.89(4)           0.25(4)           124


---------------

(1) Calculated based upon average shares outstanding.
(2) Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented.
(3) Excludes expense reductions. If expense reductions had been applied, the ratio of expenses and net investment income to average net assets would have remained the same.
(4) Excludes expense reductions. If these expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

                                                              12/31/05   12/31/06
                                                              --------   --------
Capital Appreciation Portfolio Class 2......................    0.02%      0.01%

                                       17                    Anchor Series Trust

--------------------------------------------------------------------------------

                              FOR MORE INFORMATION
--------------------------------------------------------------------------------

The following documents contain more information about the Portfolio and are available free of charge upon request:

        ANNUAL/SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected the Portfolio's performance for the most recently completed fiscal year.

        STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Portfolio's policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.

You may obtain copies of these documents or ask questions about the Portfolio at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 54299 Los Angeles, California 90054-0299.

The Trust's SAI is not available online as it does not have its own internet website. However, the Trust's prospectus and semi-annual and annual reports are available online through the internet websites of the insurance companies offering the Portfolio as an investment option in Variable Contracts.

Information about the Portfolio (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-551-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolios are also available on the EDGAR Database on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.

INVESTMENT COMPANY ACT
-  File No. 811-3836

                                       18                    Anchor Series Trust

                 ----------------------------------------------

                                   PROSPECTUS
                                  MAY 1, 2007
                 ----------------------------------------------

                              ANCHOR SERIES TRUST
                                (Class 3 Shares)

             --    Capital Appreciation Portfolio

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THESE SECURITIES OR
PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

TRUST HIGHLIGHTS............................................      4
  Q&A.......................................................      4
EXPENSE SUMMARY.............................................      7
ACCOUNT INFORMATION.........................................      8
  Service Fees..............................................      8
  Transaction Policies......................................      8
     Valuation of shares....................................      8
     Buy and sell shares....................................      9
     Execution of requests..................................      9
  Frequent Purchases and Redemptions of Shares..............      9
  Portfolio Holdings........................................     10
  Dividend Policies and Taxes...............................     10
     Distributions..........................................     10
     Distribution Reinvestments.............................     10
     Taxability of a Portfolio..............................     10
MORE INFORMATION ABOUT THE PORTFOLIO........................     11
  Investment Selection......................................     11
  Investment Strategies.....................................     11
GLOSSARY....................................................     12
  Investment Terminology....................................     12
     Borrowing for temporary or emergency purposes..........     12
     Currency transactions..................................     12
     Defensive investments..................................     12
     Equity securities......................................     12
       Convertible securities...............................     12
       Market capitalization ranges.........................     12
       Warrants.............................................     12
       Rights...............................................     13
     Firm commitment agreements and when-issued or delayed
      delivery transactions.................................     13
     Foreign securities.....................................     13
     Forward commitments....................................     13
     Illiquid/Restricted securities.........................     13
     Options and futures....................................     13
     Special situation......................................     13
  Risk Terminology..........................................     13
     Active trading.........................................     13
     Currency volatility....................................     14
     Foreign exposure.......................................     14
     Growth stocks..........................................     14
     Hedging................................................     14
     Market volatility......................................     14
     Securities selection...................................     14

     Small and medium sized companies.......................     14
MANAGEMENT..................................................     15
  Information about the Investment Adviser..................     15
  Information about the Subadviser..........................     15
     Wellington Management Company, LLP ("Wellington
      Management")..........................................     15
  Portfolio Management......................................     15
  Payments in Connection with Distribution..................     16
  Custodian, Transfer and Dividend Paying Agent.............     16
  Legal Proceedings.........................................     16
FINANCIAL HIGHLIGHTS........................................     17
FOR MORE INFORMATION........................................     18

Q&A

A "GROWTH" PHILOSOPHY -- that of investing in securities believed to offer the potential for capital appreciation -- focuses on securities of companies that are considered to have a historical record of an above-average growth rate, significant growth potential, above-average earnings growth or value, the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand.

CAPITAL APPRECIATION/GROWTH is an increase in the market value of securities held.

"NET ASSETS" will take into account borrowing for investment purposes.

--------------------------------------------------------------------------------

                                TRUST HIGHLIGHTS
--------------------------------------------------------------------------------

The following questions and answers are designed to give you an overview of Anchor Series Trust (the "Trust") and to provide you with information about the Trust's nine separate investment series ("Portfolios"), one of which is described in this Prospectus, and its investment goal and principal investment strategy. More detailed investment information is provided in the charts, under "More Information About the Portfolio," on page 11, and the glossary that follows on page 12.

Q:  WHAT IS THE PORTFOLIO'S INVESTMENT GOAL AND PRINCIPAL INVESTMENT STRATEGY?

A: The Portfolio operates as a separate mutual fund with its own investment goal and a principal investment strategy for pursuing it. There can be no assurance that the Portfolio will meet its investment goal or that the net return on an investment will exceed what could have been obtained through other investment or savings vehicles. The investment goal and principal investment strategy may not be changed without shareholder vote.


------------------------------------------------------------------------------------------------
          PORTFOLIO                  INVESTMENT GOAL          PRINCIPAL INVESTMENT STRATEGY
------------------------------------------------------------------------------------------------
  CAPITAL APPRECIATION         long-term capital              invests primarily in growth
  PORTFOLIO                    appreciation                   equity securities across a
                                                              wide range of industries and
                                                              companies, using a
                                                              wide-ranging and flexible
                                                              stock picking approach
------------------------------------------------------------------------------------------------

Q:  WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO?

A: The following section describes the principal risks of the Portfolio, while the chart on page 11 describes various additional risks.

    Risks of Investing in Equity Securities

    The Portfolio invests primarily in equities. As with any equity fund, the value of your investment in the Portfolio may fluctuate in response to stock market movements. Growth stocks are historically volatile. In addition, individual stocks selected for the Portfolio may underperform the market generally. You should be aware that the performance of different types of equity stocks may perform well under varying market conditions -- for example, "value" stocks may perform well under circumstances in which "growth" stocks in general have fallen, or vice versa.

    Risks of Investing Internationally

    The Portfolio will invest in foreign securities, including in "emerging market" countries. These securities may be denominated in currencies other than U.S. dollars. Foreign investing presents special risks, particularly in certain emerging markets. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

                                        4                    Anchor Series Trust

    Risks of Investing in Smaller Companies

    Stocks of smaller companies may be more volatile than, and not as liquid as, those of larger companies.

    Additional Principal Risks

    Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

Q:  HOW HAS THE PORTFOLIO PERFORMED HISTORICALLY?

A: The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year and comparing the Portfolio's average annual returns to those of an appropriate market index. Fees and expenses incurred at the contract level are not reflected in the bar charts or tables. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

                                        5                    Anchor Series Trust

--------------------------------------------------------------------------------

                         CAPITAL APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 3)*

                                  (BAR CHART)

                                                              CAPITAL APPRECIATION PORTFOLIO
                                                              ------------------------------
2003                                                                       31.95%
2004                                                                        8.86%
2005                                                                       11.36%
2006                                                                       11.15%


During the two-year period shown in the bar chart, the highest return for a quarter was 16.73% (quarter ended 6/30/03) and the lowest return for a quarter was -5.64% (quarter ended 3/31/05).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE       CLASS 3
CALENDAR YEAR ENDED DECEMBER 31, 2006)                          YEAR     SINCE INCEPTION
----------------------------------------------------------------------------------------
 Capital Appreciation Portfolio Class 3(1)                     11.15%         15.93%
----------------------------------------------------------------------------------------
 Russell 3000(R) Growth Index(2)                                9.46%         13.72%
----------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

1  Inception date for Class 3 shares is September 30, 2002.

2 The Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000(R) Growth or the Russell 2000(R) Growth Indices.

                                        6                    Anchor Series Trust

--------------------------------------------------------------------------------

                                EXPENSE SUMMARY
--------------------------------------------------------------------------------

The table below describes the fees and expenses you may pay on Class 3 shares if you remain invested in the Portfolio. The Portfolio's annual operating expenses do not reflect the separate account fees charged in the Variable Contracts, as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                             CAPITAL
                           APPRECIATION
                            PORTFOLIO
                           ------------
                             Class 3
                             -------
Management Fees..........      0.70%
Service (12b-1) Fees.....      0.25%
Other Expenses...........      0.04%
Total Annual Portfolio
  Operating Expenses.....      0.99%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year, reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract Prospectus for information on such charges. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                                                                1         3         5         10
                                                               YEAR     YEARS     YEARS     YEARS
                                                              ------   -------   -------   --------
Capital Appreciation Portfolio..............................   $101     $315      $547      $1,213

                                        7                    Anchor Series Trust

--------------------------------------------------------------------------------

                              ACCOUNT INFORMATION
--------------------------------------------------------------------------------

Shares of the Portfolio are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies ("Variable Contracts") offered by life insurance companies affiliated with AIG SunAmerica Asset Management Corp. ("AIG SAAMCo"), the investment adviser and manager, as well as non-affiliated life insurance companies. All shares of the Trust are owned by "Separate Accounts" of the life insurance companies. The term "Manager" as used in this Prospectus means either AIG SAAMCo or the other registered investment adviser that serves as subadviser to the Trust, as the case may be.

If you would like to invest in the Portfolio, you must purchase a Variable Contract from one of the life insurance companies. Class 3 shares of the Portfolio, which are issued only in connection with certain Variable Contracts are offered through this Prospectus. Class 1 and Class 2 shares are offered through a separate prospectus.

You should be aware that the Variable Contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. You will find information about purchasing a Variable Contract and the Portfolio available to you in the prospectus that offers the contracts, which accompanies this Prospectus.

The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts through the various life insurance companies. Nevertheless, the Trust's Board of Trustees (the "Board") intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.

SERVICE FEES

Class 3 shares of the Portfolio are subject to a Rule 12b-1 plan that provides for service fees payable at the annual rate of up to 0.25% of the average daily net assets of such class of shares. The service fees will be used to compensate the life insurance companies for costs associated with the servicing of Class 3 shares, including the cost of reimbursing the life insurance companies for expenditures made to financial intermediaries for providing service to contract holders who are the indirect beneficial owners of the Portfolio's Class 3 shares. Because these fees are paid out of the Portfolio's Class 3 assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

TRANSACTION POLICIES

VALUATION OF SHARES. The net asset value per share ("NAV") for the Portfolio and class is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of such class's outstanding shares. The NAV for the Portfolio also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Portfolio. As a result, the value of the Portfolio's shares may change on days when you will not be able to purchase or redeem your shares.

Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Trust's Board, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved by the Board.

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the market price at the close of such exchanges on the day of valuation. If a security's price is available from more than one exchange, the Portfolio uses the

                                        8                    Anchor Series Trust
exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio's shares, and the Portfolio may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. The Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. For foreign equity securities, the Trust uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

The Portfolio may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of the Portfolio's shares may change on days when the Trust is not open for purchases or redemptions.

BUY AND SELL SHARES. The Separate Accounts buy and sell shares of the Portfolio at NAV, without any sales or other charges. However, as discussed above, Class 3 shares are subject to service fees pursuant to a Rule 12b-1 plan.

EXECUTION OF REQUESTS. The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust, or the insurance company as its authorized agent, before the Trust's close of business (generally, 4:00 p.m., Eastern time), the order will receive that day's closing price. If the order is received after that time, it will receive the next business day's closing price.

During periods of extreme volatility or market crisis, the Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.

FREQUENT PURCHASES AND REDEMPTIONS OF SHARES

The Portfolio, which is offered only through Variable Contracts, is intended for long-term investment and not as frequent short-term trading ("market timing") vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not acquire Variable Contracts that relate to shares of the Portfolio. The Board of Trustees has adopted policies and procedures with respect to market timing activity as discussed below.

The Trust believes that market timing activity is not in the best interest of the Portfolio's performance or its participants. Market timing can disrupt the ability of a Manager to invest assets in an orderly, long-term manner, which may have an adverse impact on the performance of the Portfolio. In addition, market timing may increase the Portfolio's expenses through: increased brokerage, transaction and administrative costs; forced and unplanned portfolio turnover; and large asset swings that decrease the Portfolio's ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Portfolio performance.

Since the Portfolio may invest significantly in foreign securities it may be particularly vulnerable to market timing. Market timing in the Portfolio may occur because of time zone differences between the foreign markets on which the Portfolio's international portfolio securities trade and the time as of which the Portfolio's net asset value is calculated. Market timers may purchase shares of the Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio's net asset value, or if they believe market prices for junk bonds are not accurately reflected by the Portfolio. One of the objectives of the Trust's fair value pricing procedures is to minimize the possibilities of this type of market timing (see "Transaction Policies -- Valuation of Shares").

                                        9                    Anchor Series Trust

Shares of the Portfolio are held through Separate Accounts. The ability of the Trust to monitor transfers made by the participants in Separate Accounts maintained by financial intermediaries is limited by the institutional nature of these omnibus accounts. The Board's policy is that the Portfolio must rely on the Separate Account to both monitor market timing within the Portfolio and attempt to prevent it through their own policies and procedures. The Trust has entered into agreements with the Separate Accounts that require the Separate Accounts to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. In situations in which the Trust becomes aware of possible market timing activity, it will notify the Separate Account in order to help facilitate the enforcement of such entity's market timing policies and procedures. There is no guarantee that the Trust will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not the Trust detects it, if market timing activity occurs, then you should anticipate that you will be subject to the disruptions and increased expenses discussed above. The Trust reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from insurance company separate accounts, whether directly or by transfer, including orders that have been accepted by a financial intermediary, that the Trust determines not to be in the best interest of the Portfolio. Such rejections or refusals will be applied uniformly without exception.

Any restrictions or limitations imposed by the Separate Accounts may differ from those imposed by the Trust. Please review your Variable Contract prospectus for more information regarding the insurance company's market timing policies and procedures, including any restrictions or limitations that the Separate Account may impose with respect to trades made through a Variable Contract.

Please refer to the documents pertaining to your Variable Contract prospectus on how to direct investments in or redemptions from (including making transfers into or out of) the Portfolio and any fees that may apply.

PORTFOLIO HOLDINGS

The Trust's policies and procedures with respect to the disclosure of the Portfolio's securities are described in the Statement of Additional Information.

DIVIDEND POLICIES AND TAXES

DISTRIBUTIONS. The Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends. Distributions from net realized gains, if any, are paid annually for the Portfolio.

The Portfolio reserves the right to declare and pay dividends less frequently than as disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually.

DISTRIBUTION REINVESTMENTS. The dividends and distributions, if any, will be automatically reinvested in additional shares of the Portfolio on which they were paid.

TAXABILITY OF A PORTFOLIO. The Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as the Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.

                                       10                    Anchor Series Trust

--------------------------------------------------------------------------------

                      MORE INFORMATION ABOUT THE PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT SELECTION

The Portfolio buys and sells securities based on bottom-up investment analysis and individual security selection, with an aim to uncover opportunities with potential for price appreciation. A bottom-up investment approach searches for outstanding performance of individual stocks before considering the impact of economic or industry trends. The Portfolio is managed using a proprietary fundamental analysis in order to select securities which are deemed to be consistent with the Portfolio's investment objective and are priced attractively. Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. Securities are sold when the investment has achieved its intended purpose, or because it is no longer considered attractive.

INVESTMENT STRATEGIES

The Portfolio has its own investment goal and principal investment strategy for pursuing as described in the chart on page 4. The chart provided below summarizes information about the Portfolio's investments. We have included a glossary to define the investment and risk terminology used in the charts and throughout this Prospectus. Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase under normal market conditions. You should consider your ability to assume the risks involved before investing in the Portfolio through one of the Variable Contracts.


----------------------------------------------------------------------------------------------
                                                  CAPITAL APPRECIATION
----------------------------------------------------------------------------------------------
 What are the Portfolio's     - Equity securities:
 principal investments?         - large-cap stocks
                                - mid-cap stocks
                                - small-cap stocks
----------------------------------------------------------------------------------------------
 What other types of          - Equity securities:
 investments or strategies      - foreign equity securities including ADRs, EDRs or GDRs
 may the Portfolio use to a       (up to 30%)
 significant extent?
----------------------------------------------------------------------------------------------
 What other types of          - Currency transactions
 investments may the          - Borrowing for temporary or emergency purposes (up to 10%)
 Portfolio use as part of     - Illiquid securities (up to 10%)
 efficient portfolio          - Forward commitments
 management or to enhance     - When-issued/delayed delivery transactions
 return?                      - Defensive investments
                              - Special situations
                              - Options and futures
                              - Rights and warrants
                              - Convertible securities (up to 20%)
----------------------------------------------------------------------------------------------
 What risks normally affect   - Market volatility
 the Portfolio?               - Securities selection
                              - Growth stocks
                              - Small and medium sized companies
                              - Active trading
                              - Hedging
                              - Currency volatility
                              - Foreign exposure
----------------------------------------------------------------------------------------------

                                       11                    Anchor Series Trust

--------------------------------------------------------------------------------

                                    GLOSSARY
--------------------------------------------------------------------------------

INVESTMENT TERMINOLOGY

BORROWING FOR TEMPORARY OR EMERGENCY PURPOSES involves the borrowing of cash or securities by a Portfolio in limited circumstances, including to meet redemptions. Borrowing will cost the Portfolio interest expense and other fees. Borrowing may exaggerate changes in the Portfolio's net asset value and the cost may reduce a Portfolio's return.

CURRENCY TRANSACTIONS include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates or to enhance return.

DEFENSIVE INVESTMENTS include high quality fixed income securities, repurchase agreements and other money market instruments. The Portfolio may make temporary defensive investments in response to adverse market, economic, political or other conditions. When the Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, the Portfolio may not achieve its investment goal.

EQUITY SECURITIES, such as COMMON STOCKS, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as CONVERTIBLE PREFERRED STOCK, CONVERTIBLE BONDS, WARRANTS and RIGHTS, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

     - CONVERTIBLE SECURITIES are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

     - MARKET CAPITALIZATION RANGES. Companies are classified as large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding securities of the company at the time of purchase. LARGE-CAP COMPANIES will generally include companies whose market capitalizations, at the time of purchase, are equal to or greater than the smallest company in the Russell 1000(R) Index during the most recent 12-month period. During the 12-month period ending December 31, 2006, the smallest company in the Russell 1000(R) Index during the most recent 12-months had a market-cap of $265 million. MID-CAP COMPANIES will generally include companies whose market capitalizations, at the time of purchase, range from the smallest company included in the Russell Midcap Index to the largest company in the Russell Midcap Index during the most recent 12-month period. During the 12-month period ending December 31, 2006, the smallest company in the Russell Midcap Index had a market-cap of $265 million and the largest company in the Russell Midcap Index had a market-cap of $27.2 billion. SMALL-CAP COMPANIES will generally include companies whose market capitalizations, at the time of purchase, are equal to or less than the largest company in the Russell 2000(R) Index during the most recent 12-month period. During the 12-month period ending December 31, 2006, the largest company in the Russell 2000 index had a market-cap of $6.2 billion.

       Due to fluctuations in market conditions, there may be some overlap among capitalization categories. The market capitalization of companies within the Portfolio's investments may change over time; however, the Portfolio will not sell a stock just because a company has grown to a market capitalization outside the appropriate range. The Portfolio may, on occasion, purchase companies with a market capitalization above or below the range.

     - WARRANTS are rights to buy common stock of a company at a specified price during the life of the warrant.

                                       12                    Anchor Series Trust

     - RIGHTS represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

FIRM COMMITMENT AGREEMENTS and WHEN-ISSUED or DELAYED-DELIVERY TRANSACTIONS call for the purchase or sale of securities at an agreed-upon price on a specified future date. At the time of delivery of the securities, the value may be more or less than the purchase price.

FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies (PFICs), American Depositary Receipts
(ADRs) or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). An EMERGING MARKET country is generally one with a low or middle income economy or that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by Adviser or Subadviser.

FORWARD COMMITMENTS are contracts to purchase or sell securities at a fixed price with delivery and cash settlement to occur at a future date beyond normal settlement time. At the time that the Portfolio enters into a forward commitment to sell a security, the Portfolio may not hold that security. The Portfolio may also dispose of or renegotiate a commitment prior to settlement. At settlement, the value of the securities may be more or less than the purchase price.

ILLIQUID/RESTRICTED SECURITIES are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

OPTIONS AND FUTURES are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index. An option gives its owner the right, but not the obligation, to buy ("call") or sell ("put") a specified amount of a security at a specified price within a specified time period. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price.

A SPECIAL SITUATION arises when, in the opinion of the Subadviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

RISK TERMINOLOGY

ACTIVE TRADING: A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio. In addition, because the Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section we provide the Portfolio's portfolio turnover rate for each of the last five fiscal years.

                                       13                    Anchor Series Trust

CURRENCY VOLATILITY: The value of the Portfolio's foreign investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio's non-U.S. dollar denominated securities.

FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an EMERGING MARKET. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

GROWTH STOCKS: Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

HEDGING: Hedging is a strategy in which the Portfolio uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the derivative will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. An improper hedge could also reduce gains or cause losses.

MARKET VOLATILITY: The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in the Portfolio's portfolio.

SECURITIES SELECTION: A strategy used by the Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

SMALL AND MEDIUM SIZED COMPANIES: Companies with smaller market capitalizations tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are also usually more volatile and entail greater risks than securities of large companies.

                                       14                    Anchor Series Trust

--------------------------------------------------------------------------------

                                   MANAGEMENT
--------------------------------------------------------------------------------

INFORMATION ABOUT THE INVESTMENT ADVISER

AIG SUNAMERICA ASSET MANAGEMENT CORP. ("AIG SAAMCo") serves as investment adviser and manager for all the Portfolios of the Trust. AIG SAAMCo oversees the Subadviser, provides various administrative services and supervises the daily business affairs of the Portfolio. AIG SAAMCo, located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992, is a corporation organized under the laws of the state of Delaware, and managed, advised or administered assets in excess of $52.5 billion as of December 31, 2006. In addition to serving as investment adviser and manager to the Trust, AIG SAAMCo serves as adviser, manager and/or administrator for AIG Series Trust, Inc., AIG SunAmerica Focused Alpha Growth Fund, Inc., AIG SunAmerica Focused Alpha Large Cap Fund, Inc., Seasons Series Trust, SunAmerica Focused Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Series Trust, SunAmerica Senior Floating Rate Fund, Inc., VALIC Company I and VALIC Company II.

A discussion regarding the basis for the Board of Trustees approval of the Trust's investment advisory agreement and the subadvisory agreements between AIG SAAMCo and the Subadviser is available in the Trust's 2006 Annual Report to shareholders, which is available upon request.

For the fiscal year ended December 31, 2006, the Portfolio paid AIG SAAMCo a fee equal to 0.70% of average daily net assets.

INFORMATION ABOUT THE SUBADVISER

WELLINGTON MANAGEMENT COMPANY, LLP ("Wellington Management") is a Massachusetts limited liability partnership. The principal business address of Wellington Management is 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. As of December 31, 2006, Wellington Management managed approximately $575 billion of client assets in a broad range of investment styles for mutual fund sponsors and other institutional investors.

AIG SAAMCo compensates the Subadviser out of the advisory fees that it receives from the Portfolio, AIG SAAMCo may terminate its agreement with the Subadviser without shareholder approval.

PORTFOLIO MANAGEMENT

The investment manager that has primary responsibility for the day-to-day management of the Portfolio is set forth below in the following table.

The Statement of Additional Information provides information regarding the portfolio manager listed below, including other accounts he manages, his ownership interest in the Portfolio, and the structure and method used by the Subadviser to determine his compensation.


------------------------------------------------------------------------------------------------------------------
                                                    NAME AND TITLE OF
       PORTFOLIO             SUBADVISER             PORTFOLIO MANAGER                     EXPERIENCE
                                                 (AND/OR MANAGEMENT TEAM)
------------------------------------------------------------------------------------------------------------------
 CAPITAL APPRECIATION      Wellington       - Stephen C. Mortimer                Mr. Mortimer has served as
 PORTFOLIO                 Management         Vice President and                 portfolio manager for the
                                              Equity Portfolio Manager           Portfolio since March 30,
                                                                                 2006. Mr. Mortimer joined
                                                                                 Wellington Management as an
                                                                                 investment professional in
                                                                                 2001.
------------------------------------------------------------------------------------------------------------------

                                       15                    Anchor Series Trust

PAYMENTS IN CONNECTION WITH DISTRIBUTION

Certain affiliated life insurance companies receive financial support from AIG SAAMCo and the Subadviser for distribution-related activities, including support to help offset costs for training to support sales of the Portfolio.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT

State Street Bank and Trust Company, Boston, Massachusetts, acts as Custodian of the Trust's assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

LEGAL PROCEEDINGS

On February 9, 2006, American International Group, Inc. ("AIG"), the parent company and an affiliated person of AIG SunAmerica Asset Management Corp. ("Adviser"), announced that it had consented to the settlement of an injunctive action instituted by the Securities and Exchange Commission ("SEC"). In its complaint, the SEC alleged that AIG violated Section 17(a) of the Securities Act of 1933, as amended, Sections 10(b), 13(a), 13(b)(2) and 13(b)(5) of the Securities Exchange Act of 1934, as amended, and Rules 10b-5, 12b-20, 13a-1 and 13b2-1 promulgated thereunder, in connection with AIG's accounting and public reporting practices. The conduct described in the complaint did not involve any conduct of AIG or its subsidiaries related to their investment advisory or distribution activities with respect to the assets of the Portfolio.

AIG, without admitting or denying the allegations in the complaint (except as to jurisdiction), consented to the entry of an injunction against further violations of the statutes referred to above. Absent exemptive relief granted by the SEC, the entry of such an injunction would prohibit AIG and its affiliated persons from, among other things, serving as an investment adviser of any registered investment management company or principal underwriter for any registered open-end investment company pursuant to Section 9(a) of the Investment Company Act of 1940, as amended ("1940 Act"). Certain affiliated persons of AIG, including the Adviser, received a temporary order from the SEC pursuant to Section 9(c) of the 1940 Act with respect to the entry of the injunction, granting exemptive relief from the provisions of Section 9(a) of the 1940 Act. The temporary order permits AIG and its affiliated persons, including AIG's investment management subsidiaries, to serve as investment adviser, sub-adviser, principal underwriter or sponsor of the Portfolios. The Adviser expects that a permanent exemptive order will be granted, although there is no assurance the SEC will issue the order.

Additionally, AIG and its subsidiaries reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the Attorney General of the State of New York ("NYAG") and the New York State Department of Insurance ("DOI"), regarding accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers' compensation premium taxes and other assessments.

As a result of the settlements with the SEC, the DOJ, the NYAG and the DOI, AIG made payments totaling approximately $1.64 billion. In addition, as part of its settlements, AIG has agreed to retain for a period of three years an Independent Consultant who will conduct a review that will include the adequacy of AIG's internal controls over financial reporting and the remediation plan that AIG has implemented as a result of its own internal review.

Subject to receipt of permanent relief, the Adviser believes that the settlements are not likely to have a material adverse effect on the Adviser's ability to perform its investment advisory services relating to the Portfolio.

                                       16                    Anchor Series Trust

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following Financial Highlights tables for Class 3 shares of the Portfolio is intended to help you understand the Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single Class 3 Portfolio share. The total returns in each table represent the rate that an investor would have earned on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Separate Account charges are not reflected in the total returns. If these amounts were reflected, returns would be less than those shown. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio's financial statements, is included in the Trust's Annual Report to shareholders, which is available upon request.

                                            NET                     DIVIDENDS   DISTRIBUTIONS
                               NET        REALIZED       TOTAL      DECLARED      FROM NET                        NET
                NET ASSET    INVEST-    & UNREALIZED      FROM      FROM NET      REALIZED          TOTAL        ASSET
                  VALUE       MENT      GAIN (LOSS)     INVEST-      INVEST-       GAIN ON        DIVIDENDS      VALUE
   PERIOD       BEGINNING    INCOME          ON           MENT        MENT         INVEST-           AND         END OF
    ENDED       OF PERIOD   (LOSS)(1)   INVESTMENTS    OPERATIONS    INCOME         MENTS       DISTRIBUTIONS    PERIOD
-----------------------------------------------------------------------------------------------------------------------

                                       Capital Appreciation Portfolio -- Class 3
09/30/02-
12/31/02(3)..    $21.35       $(0.02)      $1.52         $1.50       $   --        $   --          $   --        $22.85
12/31/03.....     22.85        (0.10)       7.40          7.30           --            --              --         30.15
12/33/04.....     30.15         0.05        2.62          2.67           --            --              --         32.82
12/31/05.....     32.82        (0.04)       3.78          3.74        (0.03)           --           (0.03)        36.53
12/31/06.....     36.53         0.05        4.01          4.06           --         (0.09)          (0.09)        40.50

                                                           RATIO OF NET
                             NET                            INVESTMENT
                            ASSETS     RATIO OF               INCOME
                            END OF     EXPENSES               (LOSS)              PORTFOLIO
   PERIOD        TOTAL      PERIOD    TO AVERAGE            TO AVERAGE            TURNOVER
    ENDED      RETURN(2)   (000'S)    NET ASSETS            NET ASSETS              RATE
-------------  ----------------------------------------------------------------------------

                                Capital Appreciation Portfolio -- Class 3
09/30/02-
12/31/02(3)..     5.49%    $  4,769      0.99%(4)(5)          (0.30)%(4)(5)           80%
12/31/03.....    31.95       59,254      1.01                 (0.38)                 104
12/33/04.....     8.86      172,636      1.01                  0.16                  100
12/31/05.....    11.39      271,144      1.02(6)              (0.13)(6)               86
12/31/06.....    11.12      437,276      0.99(6)               0.13(6)               124

---------------

(1) Calculated based upon average shares outstanding.
(2) Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented.
(3) Inception date of class.
(4) Annualized.
(5) Excludes expense reductions. If expense reductions had been applied, the ratio of expenses and net investment income to average net assets would have remained the same.
(6) Excludes expense reductions. If these expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

                                                              12/31/05   12/31/06
                                                              --------   --------
Capital Appreciation Portfolio Class 3......................    0.02%      0.01%

                                       17                    Anchor Series Trust

--------------------------------------------------------------------------------

                              FOR MORE INFORMATION
--------------------------------------------------------------------------------

The following documents contain more information about the Portfolio and are available free of charge upon request:

        ANNUAL/SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected the Portfolio's performance for the most recently completed fiscal year.

        STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Portfolio's policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.

You may obtain copies of these documents or ask questions about the Portfolio at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 54299 Los Angeles, California 90054-0299.

The Trust's SAI is not available online as it does not have its own internet website. However, the Trust's prospectus and semi-annual and annual reports are available online through the internet websites of the insurance companies offering the Portfolio as an investment option in Variable Contracts.

Information about the Portfolio (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-551-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolios are also available on the EDGAR Database on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.

INVESTMENT COMPANY ACT
-  File No. 811-3836

                                       18                    Anchor Series Trust

                 ----------------------------------------------

                                   PROSPECTUS
                                  MAY 1, 2007
                 ----------------------------------------------

                              ANCHOR SERIES TRUST
                     (Class 1, Class 2 and Class 3 Shares)

             --    Growth Portfolio
             --    Capital Appreciation Portfolio
             --    Natural Resources Portfolio
             --    Asset Allocation Portfolio
             --    Government and Quality Bond Portfolio

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THESE SECURITIES OR
PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

TRUST HIGHLIGHTS............................................      4
  Q&A.......................................................      4
EXPENSE SUMMARY.............................................     15
ACCOUNT INFORMATION.........................................     17
  Service Fees..............................................     17
  Transaction Policies......................................     17
     Valuation of shares....................................     17
     Buy and sell shares....................................     18
     Execution of requests..................................     18
  Frequent Purchases and Redemptions of Shares..............     18
  Portfolio Holdings........................................     19
  Dividend Policies and Taxes...............................     19
     Distributions..........................................     19
     Distribution Reinvestments.............................     19
     Taxability of a Portfolio..............................     19
MORE INFORMATION ABOUT THE PORTFOLIOS.......................     20
  Investment Selection......................................     20
  Investment Strategies.....................................     20
GLOSSARY....................................................     23
  Investment Terminology....................................     23
     Borrowing for temporary or emergency purposes..........     23
     Credit default swaps...................................     23
     Currency transactions..................................     23
     Defensive investments..................................     23
     Equity securities......................................     23
       Convertible securities...............................     23
       Market capitalization ranges.........................     23
       Warrants.............................................     24
       Rights...............................................     24
     Equity swaps...........................................     24
     Firm commitment agreements and when-issued or delayed
      delivery transactions.................................     24
     Fixed income securities................................     24
       U.S. government securities...........................     24
       Corporate debt instruments...........................     24
       Investment grade fixed income security...............     24
       Junk bond............................................     24
       Pass-through securities..............................     24
       Preferred stocks.....................................     24
       Zero-Coupon Bonds and Deferred Interest Bonds........     24
     Foreign securities.....................................     25
     Forward commitments....................................     25
     Hybrid instruments.....................................     25

     Illiquid/Restricted securities.........................     25
     Interest rate swaps, caps, floors and collars..........     25
     Loan participations and assignments....................     25
     Options and futures....................................     25
     REITs..................................................     25
     Registered investment companies........................     26
     Roll transactions......................................     26
     Short-term investments.................................     26
     Special situation......................................     26
     Total return swaps.....................................     26
  Risk Terminology..........................................     26
     Active trading.........................................     26
     Credit quality.........................................     26
     Currency volatility....................................     26
     Foreign exposure.......................................     26
     Growth stocks..........................................     27
     Hedging................................................     27
     Illiquidity............................................     27
     Interest rate fluctuations.............................     27
     Market volatility......................................     27
     Prepayment.............................................     27
     Natural resources sector...............................     27
     Securities selection...................................     27
     Small and medium sized companies.......................     27
MANAGEMENT..................................................     28
  Information about the Investment Adviser..................     28
  Information about the Subadvisers.........................     28
     Edge Asset Management, Inc. ("EAM") (formerly, WM
      Advisors, Inc.).......................................     28
     Wellington Management Company, LLP ("Wellington
      Management")..........................................     28
  Portfolio Management......................................     29
  Payments in Connection with Distribution..................     31
  Custodian, Transfer and Dividend Paying Agent.............     31
  Legal Proceedings.........................................     31
FINANCIAL HIGHLIGHTS........................................     33
FOR MORE INFORMATION........................................     37

Q&A

"CORE EQUITY SECURITIES" are stocks, primarily of well established companies, diversified by industry and company type that are selected based on their predictable or anticipated earnings growth and best relative value.

A "GROWTH" PHILOSOPHY -- that of investing in securities believed to offer the potential for capital appreciation -- focuses on securities of companies that are considered to have a historical record of an above-average growth rate, significant growth potential, above-average earnings growth or value, the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand.

A "VALUE" PHILOSOPHY -- that of investing in securities believed to be undervalued in the market -- often reflects a contrarian approach in that the potential for superior relative performance is believed to be highest when stocks of fundamentally solid companies are out of favor. The selection criteria is generally calculated to identify stocks of companies with solid financial strength and generous dividend yields that have low price-earnings ratios and have generally been overlooked by the market, or companies undervalued within an industry or market capitalization category.

CAPITAL APPRECIATION/GROWTH is an increase in the market value of securities held.

--------------------------------------------------------------------------------

                                TRUST HIGHLIGHTS
--------------------------------------------------------------------------------

The following questions and answers are designed to give you an overview of Anchor Series Trust (the "Trust") and to provide you with information about the Trust's nine separate investment series ("Portfolios"), five of which are described in this Prospectus, and their investment goals and principal investment strategies. More detailed investment information is provided in the charts, under "More Information About the Portfolios," beginning on page 20, and the glossary that follows on page 23.

Q:  WHAT ARE THE PORTFOLIOS' INVESTMENT GOALS AND PRINCIPAL INVESTMENT
    STRATEGIES?

A: Each Portfolio operates as a separate mutual fund with its own investment goal and a principal investment strategy for pursuing it. There can be no assurance that any Portfolio will meet its investment goal or that the net return on an investment will exceed what could have been obtained through other investment or savings vehicles. Each investment goal and principal investment strategy may not be changed without shareholder vote. You will receive at least 60 days' notice prior to any change to the 80% investment policies set forth below.


------------------------------------------------------------------------------------------------
                                       EQUITY PORTFOLIOS
------------------------------------------------------------------------------------------------
          PORTFOLIO                  INVESTMENT GOAL          PRINCIPAL INVESTMENT STRATEGY
------------------------------------------------------------------------------------------------
  GROWTH PORTFOLIO             capital appreciation           invests primarily in core
                                                              equity securities that are
                                                              widely diversified by industry
                                                              and company
------------------------------------------------------------------------------------------------
  CAPITAL APPRECIATION         long-term capital              invests primarily in growth
  PORTFOLIO                    appreciation                   equity securities across a
                                                              wide range of industries and
                                                              companies, using a
                                                              wide-ranging and flexible
                                                              stock picking approach; may be
                                                              concentrated more than other
                                                              Portfolios
------------------------------------------------------------------------------------------------
  NATURAL RESOURCES            total return in excess of      using a value approach,
  PORTFOLIO                    the U.S. rate of inflation     invests primarily in equity
                               as represented by the          securities of U.S. or foreign
                               Consumer Price Index           companies that are expected to
                                                              provide favorable returns in
                                                              periods of rising inflation;
                                                              under normal market
                                                              circumstances, at least 80% of
                                                              net assets are invested in
                                                              securities related to natural
                                                              resources, such as energy,
                                                              metals, mining and forest
                                                              products
------------------------------------------------------------------------------------------------

                                        4                    Anchor Series Trust

ASSET ALLOCATION is a varying combination, depending on market conditions and risk level, of stocks, bonds, money market instruments and other assets.

TOTAL RETURN is a measure of performance which combines all elements of return including income and capital appreciation; it represents the change in value of an investment over a given period expressed as a percentage of the initial investment.

FIXED INCOME PORTFOLIOS typically seek to provide high current income consistent with the preservation of capital by investing in fixed income securities.

INCOME consists of interest payments from bonds or dividends from stocks.

YIELD is the annual dollar income received on an investment expressed as a percentage of the current or average price.

"HIGH-QUALITY" INSTRUMENTS have a very strong capacity to pay interest and repay principal; they reflect the issuers' high creditworthiness and low risk of default.

"NET ASSETS" will take into account borrowing for investment purposes.



------------------------------------------------------------------------------------------------
                                      ALLOCATION PORTFOLIO
------------------------------------------------------------------------------------------------
          PORTFOLIO                  INVESTMENT GOAL          PRINCIPAL INVESTMENT STRATEGY
------------------------------------------------------------------------------------------------
  ASSET ALLOCATION PORTFOLIO   high total return (including   invests in a diversified
                               income and capital gains)      portfolio that may include
                               consistent with long-term      common stocks and other
                               preservation of capital        securities with common stock
                                                              characteristics, bonds and
                                                              other intermediate and
                                                              long-term fixed income
                                                              securities and money market
                                                              instruments
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

                                     FIXED INCOME PORTFOLIO
------------------------------------------------------------------------------------------------
          PORTFOLIO                  INVESTMENT GOAL          PRINCIPAL INVESTMENT STRATEGY
------------------------------------------------------------------------------------------------
  GOVERNMENT AND QUALITY       relatively high current        invests, under normal
  BOND PORTFOLIO               income, liquidity and          circumstances, at least 80% of
                               security of principal          net assets in obligations
                                                              issued, guaranteed or insured
                                                              by the U.S. government, its
                                                              agencies or instrumentalities
                                                              and in high quality corporate
                                                              fixed income securities (rated
                                                              AA- or better by Standard &
                                                              Poor's Corporation ("S&P") or
                                                              Aa3 or better by Moody's
                                                              Investor Service, Inc.
                                                              ("Moody's"))
------------------------------------------------------------------------------------------------

                                        5                    Anchor Series Trust

Q:  WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS?

A: The following section describes the principal risks of each Portfolio, while the charts beginning on page 21 describe various additional risks.

    Risks of Investing in Equity Securities

    The GROWTH, CAPITAL APPRECIATION and NATURAL RESOURCES PORTFOLIOS invest primarily in equities. In addition, the ASSET ALLOCATION PORTFOLIO invests significantly in equities. As with any equity fund, the value of your investment in any of these Portfolios may fluctuate in response to stock market movements. Growth stocks are historically volatile, which will particularly affect the GROWTH and CAPITAL APPRECIATION PORTFOLIOS. In addition, individual stocks selected for any of these Portfolios may underperform the market generally. You should be aware that the performance of different types of equity stocks may perform well under varying market conditions -- for example, "value" stocks may perform well under circumstances in which "growth" stocks in general have fallen, or vice versa.

    Risks of Investing in Bonds

    The GOVERNMENT AND QUALITY BOND PORTFOLIO invests primarily in bonds. In addition, the ASSET ALLOCATION PORTFOLIO invests significantly in bonds. As a result, as with any bond fund, the value of your investment in these Portfolios may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by bond issuers. To the extent a Portfolio is invested in the bond market, movements in the bond market may affect its performance. In addition, individual bonds selected for any of these Portfolios may underperform the market generally.

    Risks of Investing in Junk Bonds

    The ASSET ALLOCATION PORTFOLIO may invest in high yield, high risk bonds commonly known as "junk bonds," which are considered speculative. Junk bonds carry a substantial risk of default or of changes in the issuer's creditworthiness, or they may already be in default. A junk bond's market price may fluctuate more than higher-quality securities and may decline significantly. In addition, it may be more difficult for the Portfolio to dispose of junk bonds or to determine their value. Junk bonds may contain redemption or call provisions that, if exercised during a period of declining interest rates, may force the Portfolio to replace the security with a lower yielding security. If this occurs, it will result in a decreased return for you.

    Risks of Investing Internationally

    All of the Portfolios may, and the GROWTH, CAPITAL APPRECIATION, ASSET ALLOCATION and NATURAL RESOURCES PORTFOLIOS will, invest to varying degrees in foreign securities, including in "emerging market" countries. These securities may be denominated in currencies other than U.S. dollars. Foreign investing presents special risks, particularly in certain emerging markets. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

    Risks of Investing in Smaller Companies

    Stocks of smaller companies may be more volatile than, and not as liquid as, those of larger companies. This will particularly affect the GROWTH, CAPITAL APPRECIATION, ASSET ALLOCATION and NATURAL RESOURCES PORTFOLIOS.

    Risks of Investing in Natural Resources

    The NATURAL RESOURCES PORTFOLIO will be subject to certain risks specific to investing in the natural resources industry. Investments in securities related to precious metals and minerals are considered speculative. Prices of precious metals may fluctuate sharply over short time periods due to changes in inflation or expectations regarding inflation in various countries; metal sales by governments, central banks or international agencies; investment speculation; changes in industrial and commercial demand;

                                        6                    Anchor Series Trust
    and governmental prohibitions or restrictions on the private ownership of certain precious metals or minerals.

    In addition, the market price of securities that are tied into the market price of a natural resource will fluctuate on the basis of the natural resource. However, there may not be a perfect correlation between the movements of the asset-based security and the market price of the underlying natural resource. Further, these securities typically bear interest or pay dividends at below market rates, and in certain cases at nominal rates. The Portfolio's investments in natural resources securities exposes it to greater risk than a portfolio less concentrated in a group of related industries.

    Additional Principal Risks

    Shares of the Portfolios are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Portfolio will be able to achieve its investment goals. If the value of the assets of a Portfolio goes down, you could lose money.

Q:  HOW HAVE THE PORTFOLIOS PERFORMED HISTORICALLY?

A: The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Portfolios by showing changes in the Portfolios' performance from calendar year to calendar year and comparing the Portfolios' average annual returns to those of an appropriate market index. Class 1, Class 2 and/or Class 3 shares are not offered in all Portfolios. Fees and expenses incurred at the contract level are not reflected in the bar charts or tables. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Portfolio will perform in the future.

                                        7                    Anchor Series Trust

--------------------------------------------------------------------------------

                                GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                              GROWTH PORTFOLIO
                                                              ----------------
1997                                                                30.41%
1998                                                                28.96%
1999                                                                26.94%
2000                                                                -1.03%
2001                                                               -13.09%
2002                                                               -22.15%
2003                                                                29.94%
2004                                                                10.82%
2005                                                                 7.11%
2006                                                                13.30%

During the 10-year period shown in the bar chart, the highest return for a quarter was 23.93% (quarter ended 12/31/98) and the lowest return for a quarter was -17.43% (quarter ended 9/30/02).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE  PAST ONE   PAST FIVE   PAST TEN       CLASS 2           CLASS 3
CALENDAR YEAR ENDED DECEMBER 31, 2006)     YEAR       YEARS      YEARS     SINCE INCEPTION   SINCE INCEPTION
------------------------------------------------------------------------------------------------------------
 Growth Portfolio Class 1                 13.30%       6.35%      9.59%          N/A                N/A
                  Class 2(1)              13.11%       6.19%       N/A          5.34%               N/A
                  Class 3(1)              12.98%        N/A        N/A           N/A              15.44%
------------------------------------------------------------------------------------------------------------
 Russell 3000(R) Index(2)                 15.72%       7.17%      8.64%         5.87%             16.95%
------------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

1 Inception date for Class 2 shares is July 9, 2001 and for Class 3 shares is September 30, 2002.

2 The Russell 3000(R) Index is an unmanaged, weighted index of the 3,000 largest publicly traded companies by market capitalization in the United States and is broadly representative of the universe of potential securities in which the Portfolio may invest.

                                        8                    Anchor Series Trust

--------------------------------------------------------------------------------

                         CAPITAL APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                              CAPITAL APPRECIATION PORTFOLIO
                                                              ------------------------------
1997                                                                       25.43%
1998                                                                       22.20%
1999                                                                       67.58%
2000                                                                       -7.47%
2001                                                                      -12.61%
2002                                                                      -22.66%
2003                                                                       32.27%
2004                                                                        9.11%
2005                                                                       11.67%
2006                                                                       11.39%

During the 10-year period shown in the bar chart, the highest return for a quarter was 39.01% (quarter ended 12/31/99) and the lowest return for a quarter was -22.41% (quarter ended 9/30/01).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE           PAST ONE   PAST FIVE   PAST TEN       CLASS 2           CLASS 3
CALENDAR YEAR ENDED DECEMBER 31, 2006)              YEAR       YEARS      YEARS     SINCE INCEPTION   SINCE INCEPTION
---------------------------------------------------------------------------------------------------------------------
 Capital Appreciation Portfolio Class 1            11.39%      6.78%      11.17%          N/A                N/A
                                Class 2(1)         11.25%      6.62%        N/A          5.38%               N/A
                                Class 3(1)         11.12%       N/A         N/A           N/A              15.93%
---------------------------------------------------------------------------------------------------------------------
 Russell 3000(R) Growth Index(2)                    9.46%      3.02%       5.34%         2.00%             13.72%
---------------------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

1 Inception date for Class 2 shares is July 9, 2001 and for Class 3 shares is September 30, 2002.

2 The Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000(R) Growth or the Russell 2000(R) Growth Indices.

                                        9                    Anchor Series Trust

--------------------------------------------------------------------------------

                          NATURAL RESOURCES PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                              NATURAL RESOURCES PORTFOLIO
                                                              ---------------------------
1997                                                                     -8.59%
1998                                                                    -17.33%
1999                                                                     41.51%
2000                                                                     19.42%
2001                                                                     -1.01%
2002                                                                      8.33%
2003                                                                     47.77%
2004                                                                     25.01%
2005                                                                     46.13%
2006                                                                     24.93%

During the 10-year period shown in the bar chart, the highest return for a quarter was 25.03% (quarter ended 9/30/05) and the lowest return for a quarter was -17.46% (quarter ended 12/31/97).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE           PAST ONE   PAST FIVE   PAST TEN        CLASS 2             CLASS 3
CALENDAR YEAR ENDED DECEMBER 31, 2006)              YEAR       YEARS      YEARS      SINCE INCEPTION     SINCE INCEPTION
-------------------------------------------------------------------------------------------------------------------------
 Natural Resources Portfolio Class 1               24.93%      29.58%     16.53%            N/A                 N/A
                             Class 2(1)            24.74%      29.40%       N/A           25.96%                N/A
                             Class 3(1)            24.62%        N/A        N/A             N/A               36.18%
-------------------------------------------------------------------------------------------------------------------------
 S&P 500(R) Index(2)                               15.79%       6.19%      8.42%           4.92%              15.99%
-------------------------------------------------------------------------------------------------------------------------
 MSCI/S&P World Metals & Mining(3)                 38.27%      29.16%     11.23%          27.08%              39.96%
-------------------------------------------------------------------------------------------------------------------------
 MSCI/S&P World Oil & Gas(3)                       19.12%      18.63%     14.03%          16.04%              25.67%
-------------------------------------------------------------------------------------------------------------------------
 MSCI/S&P World Energy Equipment & Services(3)     15.09%      18.83%      9.46%          15.44%              30.51%
-------------------------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

1 Inception date for Class 2 shares is July 9, 2001 and for Class 3 shares is September 30, 2002.

2 The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

3 The Morgan Stanley Capital International (MSCI)/S&P World Metals & Mining Index consists of companies conducting business in the following industries: aluminum, diversified metals and mining, gold, precious metals and minerals and steel.

                                       10                    Anchor Series Trust

   The MSCI/S&P World Oil & Gas is comprised of integrated oil companies engaged in the exploration, production, refinement, transportation, distribution, and marketing of oil and gas products.

   The MSCI/S&P World Energy, Equipment & Services is comprised of manufacturers of oil rigs and drilling equipment, and providers of drilling services and manufacturers of equipment for and providers of services to the oil and gas industry, including seismic data collection services.

                                       11                    Anchor Series Trust

--------------------------------------------------------------------------------

                          ASSET ALLOCATION PORTFOLIO*
--------------------------------------------------------------------------------

                                  (CLASS 1)**

                                  (BAR CHART)

                                                              ASSET ALLOCATION PORTFOLIO
                                                              --------------------------
1997                                                                     21.81%
1998                                                                      3.32%
1999                                                                      9.44%
2000                                                                     -0.31%
2001                                                                     -2.85%
2002                                                                     -7.51%
2003                                                                     23.04%
2004                                                                     10.32%
2005                                                                      5.00%
2006                                                                     11.31%

During the period shown in the bar chart, the highest return for a quarter was 11.17% (quarter ended 6/30/03) and the lowest return for a quarter was -8.76% (quarter ended 9/30/98).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE           PAST ONE   PAST FIVE   PAST TEN       CLASS 2           CLASS 3
CALENDAR YEAR ENDED DECEMBER 31, 2006)              YEAR       YEARS      YEARS     SINCE INCEPTION   SINCE INCEPTION
---------------------------------------------------------------------------------------------------------------------
 Asset Allocation Portfolio Class 1                 11.31%      7.97%      6.94%           N/A               N/A
                            Class 2(1)              11.10%      7.80%       N/A           7.23%              N/A
                            Class 3(1)              11.01%       N/A        N/A            N/A             12.43%
---------------------------------------------------------------------------------------------------------------------
 S&P 500(R) Index(2)                                15.79%      6.19%      8.42%          4.92%            15.99%
---------------------------------------------------------------------------------------------------------------------
 Lehman Brothers U.S. Aggregate Index(3)             4.33%      5.06%      6.24%          5.38%             3.95%
---------------------------------------------------------------------------------------------------------------------
 Custom Index(4)                                    11.12%      5.98%      7.88%          5.39%            11.19%
---------------------------------------------------------------------------------------------------------------------

 * Performance information shown for periods prior to November 24, 2003 is that of the SunAmerica Series Trust Asset Allocation Portfolio (the "SAST Portfolio") that was reorganized into the Portfolio on November 24, 2003. The SAST Portfolio had the same investment goal and investment strategies and policies as the Portfolio, and was managed by the same portfolio managers.

** Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

 1 Inception date for the SAST Portfolio Class 2 is July 9, 2001 and for Class 3 is September 30, 2002.

 2 The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

                                       12                    Anchor Series Trust

 3 The Lehman Brothers U.S. Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the U.S. investment grade fixed rate bond market, with index components for government and corporate bonds, mortgage pass-through securities, and asset-backed securities.

 4 The Custom Index consists of 40% Lehman Brothers U.S. Aggregate Index and 60% S&P 500 Index.

                                       13                    Anchor Series Trust

--------------------------------------------------------------------------------

                     GOVERNMENT AND QUALITY BOND PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                              GOVERNMENT AND QUALITY BOND PORTFOLIO
                                                              -------------------------------------
1997                                                                           9.53%
1998                                                                           9.18%
1999                                                                          -1.65%
2000                                                                          11.35%
2001                                                                           6.93%
2002                                                                           9.33%
2003                                                                           2.50%
2004                                                                           3.41%
2005                                                                           2.62%
2006                                                                           3.31%

During the 10-year period shown in the bar chart, the highest return for a quarter was 4.68% (quarter ended 9/30/98) and the lowest return for a quarter was -2.25% (quarter ended 6/30/04).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                   PAST ONE   PAST FIVE   PAST TEN        CLASS 2             CLASS 3
CALENDAR YEAR ENDED DECEMBER 31, 2006)                      YEAR       YEARS      YEARS      SINCE INCEPTION     SINCE INCEPTION
---------------------------------------------------------------------------------------------------------------------------------
 Government and Quality Bond Portfolio   Class 1            3.31%      4.20%       5.58%           N/A                 N/A
                                         Class 2(1)         3.15%      4.04%        N/A           4.36%                N/A
                                         Class 3(1)         3.06%       N/A         N/A            N/A                2.83%
---------------------------------------------------------------------------------------------------------------------------------
 Lehman Brothers U.S. Aggregate A or Better Index(2)        4.33%      4.92%       6.19%          5.27%               3.67%
---------------------------------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

1 Inception date for Class 2 shares is July 9, 2001 and for Class 3 shares is September 30, 2002.

2 The Lehman Brothers U.S. Aggregate A or Better Index is a subset of the Lehman Brothers Aggregate Bond Index and indices, government and corporate bonds, agency mortgage pass-through securities, and asset-backed securities. However, the Lehman Brothers U.S. Aggregate A or Better Index excludes BBB bonds.

                                       14                    Anchor Series Trust

--------------------------------------------------------------------------------

                                EXPENSE SUMMARY
--------------------------------------------------------------------------------

The table below describes the fees and expenses you may pay on shares if you remain invested in each Portfolio. Each Portfolio's annual operating expenses do not reflect the separate account fees charged in the Variable Contracts, as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                            CAPITAL APPRECIATION
                                GROWTH PORTFOLIO                  PORTFOLIO
                                ----------------            --------------------
                           Class 1   Class 2   Class 3   Class 1   Class 2   Class 3
                           -------   -------   -------   -------   -------   -------
Management Fees..........   0.67%     0.67%     0.67%     0.70%     0.70%     0.70%
Service (12b-1) Fees.....   0.00%     0.15%     0.25%     0.00%     0.15%     0.25%
Other Expenses...........   0.03%     0.03%     0.03%     0.04%     0.04%     0.04%
Total Annual Portfolio
  Operating Expenses.....   0.70%     0.85%     0.95%     0.74%     0.89%     0.99%

                           NATURAL RESOURCES PORTFOLIO   ASSET ALLOCATION PORTFOLIO
                           ---------------------------   --------------------------
                           Class 1   Class 2   Class 3   Class 1   Class 2   Class 3
                           -------   -------   -------   -------   -------   -------
Management Fees..........   0.75%     0.75%     0.75%     0.61%     0.61%     0.61%
Service (12b-1) Fees.....   0.00%     0.15%     0.25%     0.00%     0.15%     0.25%
Other Expenses...........   0.06%     0.06%     0.07%     0.05%     0.05%     0.05%
Total Annual Portfolio
  Operating Expenses.....   0.81%     0.96%     1.07%     0.66%     0.81%     0.91%

                             GOVERNMENT AND QUALITY
                                 BOND PORTFOLIO
                             ----------------------
                           Class 1   Class 2   Class 3
                           -------   -------   -------
Management Fees..........   0.55%     0.55%     0.55%
Service (12b-1) Fees.....   0.00%     0.15%     0.25%
Other Expenses...........   0.05%     0.05%     0.05%
Total Annual Portfolio
  Operating Expenses.....   0.60%     0.75%     0.85%

                                       15                    Anchor Series Trust

EXAMPLE

This Example is intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year, reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract Prospectus for information on such charges. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                                                                1         3         5         10
                                                               YEAR     YEARS     YEARS     YEARS
                                                              ------   -------   -------   --------
Growth Portfolio
(Class 1 shares)............................................   $ 72     $224      $390      $  871
(Class 2 shares)............................................     87      271       471       1,049
(Class 3 shares)............................................     97      303       526       1,166

Capital Appreciation Portfolio
(Class 1 shares)............................................   $ 76     $237      $411      $  918
(Class 2 shares)............................................     91      284       493       1,096
(Class 3 shares)............................................    101      315       547       1,213

Natural Resources Portfolio
(Class 1 shares)............................................   $ 83     $259      $450      $1,002
(Class 2 shares)............................................     98      306       531       1,178
(Class 3 shares)............................................    109      340       590       1,306

Asset Allocation Portfolio
(Class 1 shares)............................................   $ 67     $211      $368      $  822
(Class 2 shares)............................................     83      259       450       1,002
(Class 3 shares)............................................     93      290       504       1,120

Government and Quality Bond Portfolio
(Class 1 shares)............................................   $ 61     $192      $335      $  750
(Class 2 shares)............................................     77      240       417         930
(Class 3 shares)............................................     87      271       471       1,049

                                       16                    Anchor Series Trust

--------------------------------------------------------------------------------

                              ACCOUNT INFORMATION
--------------------------------------------------------------------------------

Shares of each Portfolio are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies ("Variable Contracts") offered by life insurance companies affiliated with AIG SunAmerica Asset Management Corp. ("AIG SAAMCo"), the investment adviser and manager, as well as non-affiliated life insurance companies. All shares of the Trust are owned by "Separate Accounts" of the life insurance companies. The term "Manager" as used in this Prospectus means either AIG SAAMCo or the other registered investment advisers that serve as subadvisers to the Trust, as the case may be.

The Trust offers three classes of shares: Class 1, Class 2 and Class 3 shares. This Prospectus offers all three classes of shares. Certain classes of shares are offered only to existing contract owners and are not available to new investors. In addition, not all Portfolios are available to all contract owners.

You should be aware that the Variable Contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the contracts, which accompanies this Prospectus.

The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts through the various life insurance companies. Nevertheless, the Trust's Board of Trustees (the "Board") intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.

SERVICE FEES

Class 2 and Class 3 shares of each Portfolio are subject to a Rule 12b-1 plan that provides for service fees payable at the annual rate of up to 0.15% and 0.25%, respectively, of the average daily net assets of such class of shares. The service fees will be used to compensate the life insurance companies for costs associated with the servicing of either Class 2 or Class 3 shares, including the cost of reimbursing the life insurance companies for expenditures made to financial intermediaries for providing service to contract holders who are the indirect beneficial owners of the Portfolios' Class 2 or Class 3 shares. Because these fees are paid out of each Portfolio's Class 2 or Class 3 assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

TRANSACTION POLICIES

VALUATION OF SHARES. The net asset value per share ("NAV") for each Portfolio and class is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of such class's outstanding shares. The NAV for each Portfolio also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Portfolio. As a result, the value of the Portfolio's shares may change on days when you will not be able to purchase or redeem your shares.

Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Trust's Board, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved by the Board.

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the market price at the close of such exchanges on the day of valuation. If a security's price is available from more than one exchange, a Portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing

                                       17                    Anchor Series Trust
prices may be up to 15 hours old when they are used to price the Portfolio's shares, and the Portfolio may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. A Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. For foreign equity securities, the Trust uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Because Class 2 and Class 3 shares are subject to service fees, while Class 1 shares are not, the net asset value per share of the Class 2 and Class 3 shares will generally be lower than the net asset value per share of the Class 1 shares of each Portfolio.

Certain Portfolios may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of these Portfolios' shares may change on days when the Trust is not open for purchases or redemptions.

BUY AND SELL SHARES. The Separate Accounts buy and sell shares of a Portfolio at NAV, without any sales or other charges. However, as discussed above, Class 2 and Class 3 shares are subject to service fees pursuant to a Rule 12b-1 plan.

EXECUTION OF REQUESTS. The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust, or the insurance company as its authorized agent, before the Trust's close of business (generally, 4:00 p.m., Eastern time), the order will receive that day's closing price. If the order is received after that time, it will receive the next business day's closing price.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.

FREQUENT PURCHASES AND REDEMPTIONS OF SHARES

The Portfolios, which are offered only through Variable Contracts, are intended for long-term investment and not as frequent short-term trading ("market timing") vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not acquire Variable Contracts that relate to shares of the Portfolios. The Board of Trustees has adopted policies and procedures with respect to market timing activity as discussed below.

The Trust believes that market timing activity is not in the best interest of its Portfolios' performance or their participants. Market timing can disrupt the ability of a Manager to invest assets in an orderly, long-term manner, which may have an adverse impact on the performance of the Portfolios. In addition, market timing may increase a Portfolio's expenses through: increased brokerage, transaction and administrative costs; forced and unplanned portfolio turnover; and large asset swings that decrease a Portfolio's ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Portfolio performance.

Since all the Portfolios may invest significantly in foreign securities and because the Asset Allocation Portfolio may invest in high yield fixed income securities ("junk bonds"), they may be particularly vulnerable to market timing. Market timing in Portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Portfolio's international portfolio securities trade and the time as of which the Portfolio's net asset value is calculated. Market timing in Portfolios investing significantly in junk bonds may occur if market prices are not readily

                                       18                    Anchor Series Trust
available for a Portfolio's junk bond holdings. Market timers may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio's net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Portfolio. One of the objectives of the Trust's fair value pricing procedures is to minimize the possibilities of this type of market timing (see "Transaction Policies -- Valuation of Shares").

Shares of the Portfolios are held through Separate Accounts. The ability of the Trust to monitor transfers made by the participants in Separate Accounts maintained by financial intermediaries is limited by the institutional nature of these omnibus accounts. The Board's policy is that the Portfolios must rely on the Separate Account to both monitor market timing within a Portfolio and attempt to prevent it through their own policies and procedures. The Trust has entered into agreements with the Separate Accounts that require the Separate Accounts to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. In situations in which the Trust becomes aware of possible market timing activity, it will notify the Separate Account in order to help facilitate the enforcement of such entity's market timing policies and procedures. There is no guarantee that the Trust will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not the Trust detects it, if market timing activity occurs, then you should anticipate that you will be subject to the disruptions and increased expenses discussed above. The Trust reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from insurance company separate accounts, whether directly or by transfer, including orders that have been accepted by a financial intermediary, that the Trust determines not to be in the best interest of the Portfolios. Such rejections or refusals will be applied uniformly without exception.

Any restrictions or limitations imposed by the Separate Accounts may differ from those imposed by the Trust. Please review your Variable Contract prospectus for more information regarding the insurance company's market timing policies and procedures, including any restrictions or limitations that the Separate Account may impose with respect to trades made through a Variable Contract.

Please refer to the documents pertaining to your Variable Contract prospectus on how to direct investments in or redemptions from (including making transfers into or out of) the Portfolios and any fees that may apply.

PORTFOLIO HOLDINGS

The Trust's policies and procedures with respect to the disclosure of the Portfolios' securities are described in the Statement of Additional Information.

DIVIDEND POLICIES AND TAXES

DISTRIBUTIONS. Each Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends. Distributions from net realized gains, if any, are paid annually for all Portfolios.

Each of the Portfolios reserves the right to declare and pay dividends less frequently than as disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually.

DISTRIBUTION REINVESTMENTS. The dividends and distributions, if any, will be automatically reinvested in additional shares of the same Portfolio on which they were paid.

The per share dividends on Class 2 and Class 3 shares will generally be lower than the per share dividends on Class 1 shares of the same Portfolio as a result of the fact that Class 2 and Class 3 shares are subject to service fees, while Class 1 shares are not.

TAXABILITY OF A PORTFOLIO. Each Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as each Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.

                                       19                    Anchor Series Trust

--------------------------------------------------------------------------------

                     MORE INFORMATION ABOUT THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT SELECTION

Each Portfolio, other than the Asset Allocation and Government and Quality Bond Portfolios, buys and sells securities based on bottom-up investment analysis and individual security selection, with an aim to uncover opportunities with potential for price appreciation. A bottom-up investment approach searches for outstanding performance of individual stocks before considering the impact of economic or industry trends. Each Portfolio is managed using a proprietary fundamental analysis in order to select securities which are deemed to be consistent with the Portfolio's investment objective and are priced attractively. Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. Securities are sold when the investment has achieved its intended purpose, or because it is no longer considered attractive.

The Asset Allocation and Government and Quality Bond Portfolios employ both a bottom-up and a top-down analysis in its investment approach. On an individual security basis, a Portfolio buys and sells securities based on bottom up investment analysis, with an aim to uncover opportunities with potential for price appreciation. A bottom-up investment approach searches for outstanding performance of individual stocks before considering the impact of economic or industry trends. Each Portfolio is managed using a proprietary fundamental analysis in order to select securities which are deemed to be consistent with the Portfolio's investment objective and are priced attractively. Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. Securities are sold when the investment has achieved its intended purpose, or because it is no longer considered attractive. In addition, each Portfolio is managed using a proprietary top-down macro analysis for asset allocation among its different asset classes, countries, sectors and styles. Top-down macro analysis involves the assessment of such factors as trends in economic growth, inflation and the capital market environment.

INVESTMENT STRATEGIES

Each Portfolio has its own investment goal and principal investment strategy for pursuing as described in the charts beginning on page 4. The charts provided below summarize information about each Portfolio's investments. We have included a glossary to define the investment and risk terminology used in the charts and throughout this Prospectus. Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase under normal market conditions. You should consider your ability to assume the risks involved before investing in a Portfolio through one of the Variable Contracts.

                                       20                    Anchor Series Trust


-----------------------------------------------------------------------------------------------------------------------
                                 GROWTH                   CAPITAL APPRECIATION             NATURAL RESOURCES
-----------------------------------------------------------------------------------------------------------------------
 What are the        - Equity securities:            - Equity securities:            - Equity securities:
 Portfolio's           - large-cap stocks              - large-cap stocks              - large-cap stocks
 principal             - mid-cap stocks                - mid-cap stocks                - mid-cap stocks
 investments?          - small-cap stocks              - small-cap stocks              - small-cap stocks
                                                                                       - foreign equity securities
                                                                                         including ADRs, EDRs, or
                                                                                         GDRs
-----------------------------------------------------------------------------------------------------------------------
 What other types    - Equity securities:            - Equity securities:            - Equity securities:
 of investments or     - foreign equity securities     - foreign equity securities     - rights
 strategies may the      including ADRs, EDRs or         including ADRs, EDRs or       - warrants
 Portfolio use to a      GDRs (up to 25%)                GDRs (up to 30%)            - Fixed income securities:
 significant                                                                           - preferred stocks
 extent?
-----------------------------------------------------------------------------------------------------------------------
 What other types    - Currency transactions         - Currency transactions         - Borrowing for temporary or
 of investments may  - Borrowing for temporary or    - Borrowing for temporary or      emergency purposes (up to
 the Portfolio use     emergency purposes (up to       emergency purposes (up to       20%)
 as part of            10%)                            10%)                          - Currency transactions
 efficient           - Illiquid securities (up to    - Illiquid securities (up to    - Options and futures
 portfolio             10%)                            10%)                          - Forward commitments
 management or to    - Forward commitments           - Forward commitments           - Defensive investments
 enhance return?     - When-issued/delayed delivery  - When-issued/delayed delivery  - Illiquid securities (up to
                       transactions                    transactions                    10%)
                     - Defensive investments         - Defensive investments         - When-issued/delayed delivery
                     - Special situations            - Special situations              transactions
                     - Options and futures           - Options and futures           - Special situations
                     - Rights and warrants           - Rights and warrants           - REITs
                     - Convertible securities (up    - Convertible securities (up
                       to 20%)                         to 20%)
-----------------------------------------------------------------------------------------------------------------------
 What risks          - Market volatility             - Market volatility             - Foreign exposure
 normally affect     - Securities selection          - Securities selection          - Emerging markets
 the Portfolio?      - Small and medium sized        - Growth stocks                 - Market volatility
                       companies                     - Small and medium sized        - Small and medium sized
                     - Active trading                  companies                       companies
                     - Hedging                       - Active trading                - Natural resources sector
                     - Growth stocks                 - Hedging                       - Securities selection
                     - Foreign exposure              - Currency volatility           - Active trading
                     - Currency volatility           - Foreign exposure              - Hedging
                                                                                     - Currency volatility
-----------------------------------------------------------------------------------------------------------------------

                                       21                    Anchor Series Trust


----------------------------------------------------------------------------------------------------------------------
                                                                                GOVERNMENT AND QUALITY BOND
                                          ASSET ALLOCATION
----------------------------------------------------------------------------------------------------------------------
 What are the Portfolio's     - Equity securities:                       - Fixed income securities:
 principal investments?         - common stocks                            - U.S. government securities
                                - convertible securities                   - high quality corporate bonds
                                - warrants                                 - mortgage backed and asset backed
                                - rights                                     securities
                              - Fixed income securities:
                                - U.S. government securities
                                - investment grade corporate bonds
                                - preferred stocks
                                - junk bonds (up to 25% of fixed income
                                  investments)
                                - senior securities
                                - pass-through securities
                              - REITs
                              - Registered investment companies
                              - Foreign securities
----------------------------------------------------------------------------------------------------------------------
 What other types of          - Equity securities:                       - Fixed-income securities:
 investments or strategies      - small-cap stocks                         - corporate bonds rated as low as "A-"
 may the Portfolio use to a     - medium-cap stocks                          (up to 20%)
 significant extent?            - convertible securities                   - foreign fixed income securities (U.S.
                              - Foreign securities:                          dollar denominated)
                                - ADRs, GDRs and EDRs                    - Credit default swaps (up to 5%)
                                - emerging markets                       - Interest rate swaps, caps, floors and
                              - Equity swaps                               collars (up to 10%)
                              - Currency transactions                    - Total return swaps (up to 10%)
                              - Futures
                              - Forward commitments
                              - Mortgage dollar rolls
                              - Deferred interest bonds
                              - Illiquid securities (up to 15%)
----------------------------------------------------------------------------------------------------------------------
 What other types of          - Options and futures                      - Borrowing for temporary or emergency
 investments may the          - Short-term investments                     purposes (up to 10%)
 Portfolio use as part of     - Firm commitment agreements               - Illiquid securities (up to 10%)
 efficient portfolio          - When-issued and delayed-delivery         - Forward commitments
 management or to enhance       transactions                             - When-issued/delayed delivery
 return?                      - Zero coupon bonds                          transactions
                              - Interest rate swaps, caps, floors and    - Defensive investments
                                collars                                  - Zero coupon bonds
                              - Loan participations and assignments      - Currency transactions
                              - Defensive investments                    - Futures
                              - Borrowing for temporary or emergency     - Special situations
                                purposes (up to 33 1/3%)                 - Rights and warrants
                              - Hybrid instruments (up to 10%)
----------------------------------------------------------------------------------------------------------------------
 What risks normally affect   - Market volatility                        - Market volatility
 the Portfolio?               - Securities selection                     - Securities selection
                              - Interest rate fluctuations               - Interest rate fluctuations
                              - Credit quality                           - Active trading
                              - Currency volatility                      - Hedging
                              - Foreign exposure                         - Credit quality
                              - Derivatives                              - Prepayment
                              - Hedging
                              - Growth stocks
                              - Prepayment
                              - Illiquidity
                              - Active trading
                              - Prepayment
                              - Small and medium sized companies
----------------------------------------------------------------------------------------------------------------------

                                       22                    Anchor Series Trust

--------------------------------------------------------------------------------

                                    GLOSSARY
--------------------------------------------------------------------------------

INVESTMENT TERMINOLOGY

BORROWING FOR TEMPORARY OR EMERGENCY PURPOSES involves the borrowing of cash or securities by a Portfolio in limited circumstances, including to meet redemptions. Borrowing will cost a Portfolio interest expense and other fees. Borrowing may exaggerate changes in a Portfolio's net asset value and the cost may reduce a Portfolio's return.

CREDIT DEFAULT SWAPS involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit default swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party upon the occurrence of specified credit events.

CURRENCY TRANSACTIONS include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates or to enhance return.

DEFENSIVE INVESTMENTS include high quality fixed income securities, repurchase agreements and other money market instruments. A Portfolio may make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.

EQUITY SECURITIES, such as COMMON STOCKS, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as CONVERTIBLE PREFERRED STOCK, CONVERTIBLE BONDS, WARRANTS and RIGHTS, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

     - CONVERTIBLE SECURITIES are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

     - MARKET CAPITALIZATION RANGES. Companies are classified as large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding securities of the company at the time of purchase. LARGE-CAP COMPANIES will generally include companies whose market capitalizations, at the time of purchase, are equal to or greater than the smallest company in the Russell 1000(R) Index during the most recent 12-month period. During the 12-month period ending December 31, 2006, the smallest company in the Russell 1000(R) Index during the most recent 12-months had a market-cap of $265 million. MID-CAP COMPANIES will generally include companies whose market capitalizations, at the time of purchase, range from the smallest company included in the Russell Midcap Index to the largest company in the Russell Midcap Index during the most recent 12-month period. During the 12-month period ending December 31, 2006, the smallest company in the Russell Midcap Index had a market-cap of $265 million and the largest company in the Russell Midcap Index had a market-cap of $27.2 billion. SMALL-CAP COMPANIES will generally include companies whose market capitalizations, at the time of purchase, are equal to or less than the largest company in the Russell 2000(R) Index during the most recent 12-month period. During the 12-month period ending December 31, 2006, the largest company in the Russell 2000 index had a market-cap of $6.2 billion.

       Due to fluctuations in market conditions, there may be some overlap among capitalization categories. The market capitalization of companies within any Portfolio's investments may change over time; however, a Portfolio will not sell a stock just because a company has grown to a market capitalization outside the appropriate range. The Portfolios may, on occasion, purchase companies with a market capitalization above or below the range.

                                       23                    Anchor Series Trust

     - WARRANTS are rights to buy common stock of a company at a specified price during the life of the warrant.

     - RIGHTS represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

EQUITY SWAPS allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

FIRM COMMITMENT AGREEMENTS and WHEN-ISSUED or DELAYED-DELIVERY TRANSACTIONS call for the purchase or sale of securities at an agreed-upon price on a specified future date. At the time of delivery of the securities, the value may be more or less than the purchase price.

FIXED INCOME SECURITIES are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. Investments in fixed income securities include:

     - U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

     - CORPORATE DEBT INSTRUMENTS (bonds, notes and debentures) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

     - An INVESTMENT GRADE FIXED INCOME SECURITY is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by the Adviser or Subadviser). The two best-known debt rating agencies are S&P and Moody's Investors Service, Inc. (Moody's). INVESTMENT GRADE refers to any security rated "BBB" or above by S&P or "Baa" or above by Moody's.

     - A JUNK BOND is a high yield, high risk bond that does not meet the credit quality standards of an investment grade security.

     - PASS-THROUGH SECURITIES involve various debt obligations that are backed by a pool of mortgages or other assets. Principal and interest payments made on the underlying asset pools are typically passed through to investors. Types of pass-through securities include MORTGAGE-BACKED SECURITIES, collateralized mortgage obligations, commercial mortgage-backed securities, and ASSET-BACKED SECURITIES.

     - PREFERRED STOCKS receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.

     - ZERO-COUPON BONDS and DEFERRED INTEREST BONDS are debt obligations issued or purchased at a significant discount from face value. Certain zero coupon bonds (DISCOUNT BONDS) also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date.

                                       24                    Anchor Series Trust

FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies (PFICs), American Depositary Receipts
(ADRs) or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). An EMERGING MARKET country is generally one with a low or middle income economy or that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by Adviser or Subadviser.

FORWARD COMMITMENTS are contracts to purchase or sell securities at a fixed price with delivery and cash settlement to occur at a future date beyond normal settlement time. At the time that a Portfolio enters into a forward commitment to sell a security, the Portfolio may not hold that security. A Portfolio may also dispose of or renegotiate a commitment prior to settlement. At settlement, the value of the securities may be more or less than the purchase price.

HYBRID INSTRUMENTS, such as INDEXED STRUCTURED SECURITIES (i.e., Standard and Poor's Depositary receipts (SPDRs) and iShares(SM)) and other EXCHANGE TRADED FUNDS (ETFs), can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero.

ILLIQUID/RESTRICTED SECURITIES are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

INTEREST RATE SWAPS, CAPS, FLOORS AND COLLARS. Interest rate swaps involve the exchange by the Portfolio with another party of its respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

LOAN PARTICIPATIONS AND ASSIGNMENTS are investments in which a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

OPTIONS AND FUTURES are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index. An option gives its owner the right, but not the obligation, to buy ("call") or sell ("put") a specified amount of a security at a specified price within a specified time period. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price.

REITs (real estate investment trusts) are trusts that invest primarily in commercial real estate or real estate related loans. The value of an interest in a REIT may be affected by the value and the cash flows of the properties owned or the quality of the mortgages held by the REIT.

                                       25                    Anchor Series Trust

REGISTERED INVESTMENT COMPANIES are investments by a Portfolio in other investment companies which are registered in accordance with the federal securities laws.

ROLL TRANSACTIONS involve the sale of mortgage or other asset-backed securities ("roll securities") with the commitment to purchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date.

SHORT-TERM INVESTMENTS include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities may provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses without having to sell other portfolio securities.

A SPECIAL SITUATION arises when, in the opinion of the Subadviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

TOTAL RETURN SWAPS are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component.

RISK TERMINOLOGY

ACTIVE TRADING: A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Portfolio. In addition, because a Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section we provide each Portfolio's portfolio turnover rate for each of the last five fiscal years.

CREDIT QUALITY: The creditworthiness of the issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue JUNK BONDS. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

CURRENCY VOLATILITY: The value of a Portfolio's foreign investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio's non-U.S. dollar denominated securities.

FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an EMERGING MARKET. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

                                       26                    Anchor Series Trust

GROWTH STOCKS: Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

HEDGING: Hedging is a strategy in which a Portfolio uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the derivative will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. An improper hedge could also reduce gains or cause losses.

ILLIQUIDITY: There may not be a market for certain securities making it difficult or impossible to sell at the time and the price that the seller would like.

INTEREST RATE FLUCTUATIONS: The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

MARKET VOLATILITY: The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Portfolio's portfolio.

PREPAYMENT: Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other pass-through securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates a Portfolio may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by the Portfolio may exhibit price characteristics of longer-term debt securities.

NATURAL RESOURCES SECTOR: The value of equity investments in the natural resources sector will fluctuate based on a number of factors, including: market conditions generally; the market for the particular natural resource in which the issuer is involved; events of nature; and international politics.

SECURITIES SELECTION: A strategy used by a Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

SMALL AND MEDIUM SIZED COMPANIES: Companies with smaller market capitalizations tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are also usually more volatile and entail greater risks than securities of large companies.

                                       27                    Anchor Series Trust

--------------------------------------------------------------------------------

                                   MANAGEMENT
--------------------------------------------------------------------------------

INFORMATION ABOUT THE INVESTMENT ADVISER

AIG SUNAMERICA ASSET MANAGEMENT CORP. ("AIG SAAMCo") serves as investment adviser and manager for all the Portfolios of the Trust. AIG SAAMCo oversees the Subadvisers, provides various administrative services and supervises the daily business affairs of each Portfolio. AIG SAAMCo, located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992, is a corporation organized under the laws of the state of Delaware, and managed, advised or administered assets in excess of $52.5 billion as of December 31, 2006. In addition to serving as investment adviser and manager to the Trust, AIG SAAMCo serves as adviser, manager and/or administrator for AIG Series Trust, Inc., AIG SunAmerica Focused Alpha Growth Fund, Inc., AIG SunAmerica Focused Alpha Large Cap Fund, Inc., Seasons Series Trust, SunAmerica Focused Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Series Trust, SunAmerica Senior Floating Rate Fund, Inc., VALIC Company I and VALIC Company II.

A discussion regarding the basis for the Board of Trustees approval of the Trust's investment advisory agreement and the subadvisory agreements between AIG SAAMCo and the Subadvisers is available in the Trust's 2006 Annual Report to shareholders, which is available upon request.

AIG SAAMCo has received an exemptive order from the Securities and Exchange Commission that permits AIG SAAMCo, subject to certain conditions, to enter into agreements relating to the Asset Allocation Portfolio with Subadvisers approved by the Board of Trustees without obtaining shareholder approval. The exemptive order also permits AIG SAAMCo, subject to the approval of the Board but without shareholder approval, to employ new Subadvisers for the Asset Allocation Portfolio, change the terms of particular agreements with such Subadvisers or continue the employment of existing Subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any Subadviser changes. Shareholders of the Asset Allocation Portfolio have the right to terminate an agreement with a Subadviser for that Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio.

For the fiscal year ended December 31, 2006, each Portfolio paid AIG SAAMCo a fee equal to the following percentage of average daily net assets:

                         PORTFOLIO                            FEE
                         ---------                            ----
Growth Portfolio............................................  0.67%
Capital Appreciation Portfolio..............................  0.70%
Natural Resources Portfolio.................................  0.75%
Asset Allocation Portfolio..................................  0.61%
Government and Quality Bond Portfolio.......................  0.55%

INFORMATION ABOUT THE SUBADVISERS

EDGE ASSET MANAGEMENT, INC. ("EAM") (formerly, WM Advisors, Inc.) is a Washington corporation. EAM is located at 1201 Third Avenue, 8th Floor, Seattle, WA 98101. EAM is an investment adviser registered with the SEC under the Investment Advisers Act of 1940 and provides investment advisory services to registered investment companies and separately managed accounts. As of December 31, 2006, EAM had over $27.8 billion in assets under management.

WELLINGTON MANAGEMENT COMPANY, LLP ("Wellington Management") is a Massachusetts limited liability partnership. The principal business address of Wellington Management is 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other

                                       28                    Anchor Series Trust
institutions. As of December 31, 2006, Wellington Management managed approximately $575 billion of client assets in a broad range of investment styles for mutual fund sponsors and other institutional investors.

AIG SAAMCo compensates the Subadvisers out of the advisory fees that it receives from the respective Portfolios, AIG SAAMCo may terminate its agreements with either Subadviser without shareholder approval.

PORTFOLIO MANAGEMENT

The investment manager(s) and/or management team(s) that have primary responsibility for the day-to-day management of the Portfolios are set forth below in the following table. Unless otherwise noted, a management team's members share responsibility in making investment decisions on behalf of a Portfolio and no team member is limited in his/her role with respect to the management team.

The Statement of Additional Information provides information regarding the portfolio managers listed below, including other accounts they manage, their ownership interest in the Portfolio(s), and the structure and method used by the Subadvisers to determine their compensation.


------------------------------------------------------------------------------------------------------------------
                                                    NAME AND TITLE OF
       PORTFOLIO             SUBADVISER             PORTFOLIO MANAGER                     EXPERIENCE
                                                 (AND/OR MANAGEMENT TEAM)
------------------------------------------------------------------------------------------------------------------
 GROWTH PORTFOLIO          Wellington       - Matthew E. Megargel, CFA           Mr. Megargel has served as
                           Management         Senior Vice President and          portfolio manager for the
                                              Equity Portfolio Manager           Portfolio since 1995. Mr.
                                                                                 Megargel joined Wellington
                                                                                 Management as an investment
                                                                                 professional in 1983.
                                            ----------------------------------------------------------------------
                                            - Jeffrey L. Kripke                  Mr. Kripke has served as
                                              Vice President and                 portfolio manager for the
                                              Equity Portfolio Manager           Portfolio since 2001. Mr.
                                                                                 Kripke joined Wellington
                                                                                 Management as an investment
                                                                                 professional in 2001.
                                            ----------------------------------------------------------------------
                                            - Francis J. Boggan, CFA             Mr. Boggan has served as
                                              Senior Vice President and          portfolio manager for the
                                              Equity Portfolio Manager           Portfolio since 2001. Mr.
                                                                                 Boggan joined Wellington
                                                                                 Management as an investment
                                                                                 professional in 2001.
--------------------------------------------------------------------------------------------------------------
 CAPITAL APPRECIATION      Wellington       - Stephen C. Mortimer                Mr. Mortimer has served as
 PORTFOLIO                 Management         Vice President and                 portfolio manager for the
                                              Equity Portfolio Manager           Portfolio since March 30,
                                                                                 2006. Mr. Mortimer joined
                                                                                 Wellington Management as an
                                                                                 investment professional in
                                                                                 2001.
------------------------------------------------------------------------------------------------------------------

                                       29                    Anchor Series Trust

------------------------------------------------------------------------------------------------------------------
                                                    NAME AND TITLE OF
       PORTFOLIO             SUBADVISER             PORTFOLIO MANAGER                     EXPERIENCE
                                                 (AND/OR MANAGEMENT TEAM)
------------------------------------------------------------------------------------------------------------------
 NATURAL RESOURCES         Wellington       - James A. Bevilacqua                Prior to becoming portfolio
 PORTFOLIO                 Management         Senior Vice President and          manager in 2003, Mr.
                                              Equity Portfolio Manager           Bevilacqua was the assistant
                                                                                 portfolio manager of the
                                                                                 Portfolio from 1998-2002. Mr.
                                                                                 Bevilacqua joined Wellington
                                                                                 Management as an investment
                                                                                 professional in 1994.
                                            ----------------------------------------------------------------------
                                            - Karl E. Bandtel                    Mr. Bandtel has served as
                                              Senior Vice President and          portfolio manager for the
                                              Equity Portfolio Manager           Portfolio since 2004. Mr.
                                                                                 Bandtel joined Wellington
                                                                                 Management as an investment
                                                                                 professional in 1990.
------------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION          EAM              Team members include:
 PORTFOLIO
                                            - Michael D. Meighan                 Mr. Meighan joined EAM in
                                              Portfolio Manager                  1999 as a Senior Asset
                                                                                 Allocation Analyst. From
                                                                                 1993-1999 he was a Manager of
                                                                                 Managed Assets at D.A.
                                                                                 Davidson & Co. He holds the
                                                                                 Chartered Financial Analyst
                                                                                 designation.
                                            ----------------------------------------------------------------------
                                            - Gary J. Pokrzynwinski              Mr. Pokrzynwinski joined EAM
                                              Chief Investment Officer           in 1992. He has been a Senior
                                              and Chairman of the EAM            Portfolio Manager since 1994,
                                              Investment Committee               and Head of the Fixed Income
                                                                                 Investment Team since 1999.
                                                                                 He holds the Chartered
                                                                                 Financial Analyst
                                                                                 designation.
                                            ----------------------------------------------------------------------
                                            - Randall L. Yoakum                  Mr. Yoakum re-joined EAM in
                                              Chief Investment Strategist        1999 as Senior Portfolio
                                              and Head of Asset Allocation       Manager and Chairman of the
                                                                                 Investment Policy, Asset
                                                                                 Allocation and Equity
                                                                                 Investment Teams. From
                                                                                 1997-1999, Mr. Yoakum was the
                                                                                 Chief Investment Officer at
                                                                                 D.A. Davidson & Co. Mr.
                                                                                 Yoakum holds the Chartered
                                                                                 Financial Analyst
                                                                                 designation.
------------------------------------------------------------------------------------------------------------------

                                       30                    Anchor Series Trust


------------------------------------------------------------------------------------------------------------------
                                                    NAME AND TITLE OF
       PORTFOLIO             SUBADVISER             PORTFOLIO MANAGER                     EXPERIENCE
                                                 (AND/OR MANAGEMENT TEAM)
------------------------------------------------------------------------------------------------------------------
 GOVERNMENT AND QUALITY    Wellington       - John C. Keogh                      Mr. Keogh has served as
 BOND PORTFOLIO            Management         Senior Vice President and          portfolio manager for the
                                              Fixed Income Portfolio Manager     Portfolio since 1994. Mr.
                                                                                 Keogh joined Wellington
                                                                                 Management as an investment
                                                                                 professional in 1983. Mr.
                                                                                 Keogh also manages the
                                                                                 Multi-Asset Portfolio.
                                            ----------------------------------------------------------------------
                                            - Christopher L. Gootkind            Mr. Gootkind has been
                                              Vice President and Fixed Income    involved in portfolio
                                              Portfolio Manager                  management and securities
                                                                                 analysis for corporate
                                                                                 securities within the
                                                                                 Portfolio since May 1, 2006.
                                                                                 Mr. Gootkind joined
                                                                                 Wellington Management as an
                                                                                 investment professional in
                                                                                 2000.
------------------------------------------------------------------------------------------------------------------

PAYMENTS IN CONNECTION WITH DISTRIBUTION

Certain affiliated life insurance companies receive financial support from AIG SAAMCo and certain Subadvisers for distribution-related activities, including support to help offset costs for training to support sales of the Portfolios.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT

State Street Bank and Trust Company, Boston, Massachusetts, acts as Custodian of the Trust's assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

LEGAL PROCEEDINGS

On February 9, 2006, American International Group, Inc. ("AIG"), the parent company and an affiliated person of AIG SunAmerica Asset Management Corp. ("Adviser"), announced that it had consented to the settlement of an injunctive action instituted by the Securities and Exchange Commission ("SEC"). In its complaint, the SEC alleged that AIG violated Section 17(a) of the Securities Act of 1933, as amended, Sections 10(b), 13(a), 13(b)(2) and 13(b)(5) of the Securities Exchange Act of 1934, as amended, and Rules 10b-5, 12b-20, 13a-1 and 13b2-1 promulgated thereunder, in connection with AIG's accounting and public reporting practices. The conduct described in the complaint did not involve any conduct of AIG or its subsidiaries related to their investment advisory or distribution activities with respect to the assets of the Portfolios.

AIG, without admitting or denying the allegations in the complaint (except as to jurisdiction), consented to the entry of an injunction against further violations of the statutes referred to above. Absent exemptive relief granted by the SEC, the entry of such an injunction would prohibit AIG and its affiliated persons from, among other things, serving as an investment adviser of any registered investment management company or principal underwriter for any registered open-end investment company pursuant to Section 9(a) of the Investment Company Act of 1940, as amended ("1940 Act"). Certain affiliated persons of AIG, including the Adviser, received a temporary order from the SEC pursuant to Section 9(c) of the 1940 Act with respect to the entry of the injunction, granting exemptive relief from the provisions of Section 9(a) of the 1940 Act. The temporary order permits AIG and its affiliated persons, including AIG's investment management subsidiaries, to serve as investment adviser, sub-adviser, principal

                                       31                    Anchor Series Trust
underwriter or sponsor of the Portfolios. The Adviser expects that a permanent exemptive order will be granted, although there is no assurance the SEC will issue the order.

Additionally, AIG and its subsidiaries reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the Attorney General of the State of New York ("NYAG") and the New York State Department of Insurance ("DOI"), regarding accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers' compensation premium taxes and other assessments.

As a result of the settlements with the SEC, the DOJ, the NYAG and the DOI, AIG made payments totaling approximately $1.64 billion. In addition, as part of its settlements, AIG has agreed to retain for a period of three years an Independent Consultant who will conduct a review that will include the adequacy of AIG's internal controls over financial reporting and the remediation plan that AIG has implemented as a result of its own internal review.

Subject to receipt of permanent relief, the Adviser believes that the settlements are not likely to have a material adverse effect on the Adviser's ability to perform its investment advisory services relating to the Portfolios.

                                       32                    Anchor Series Trust

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following Financial Highlights tables for each Portfolio are intended to help you understand the Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. The total returns in each table represent the rate that an investor would have earned on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). Separate Account charges are not reflected in the total returns. If these amounts were reflected, returns would be less than those shown. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Portfolio's financial statements, is included in the Trust's Annual Report to shareholders, which is available upon request.

                                            NET                     DIVIDENDS   DISTRIBUTIONS
                               NET        REALIZED       TOTAL      DECLARED      FROM NET                       NET
                NET ASSET    INVEST-    & UNREALIZED      FROM      FROM NET      REALIZED          TOTAL       ASSET
                  VALUE       MENT      GAIN (LOSS)     INVEST-      INVEST-       GAIN ON        DIVIDENDS     VALUE
   PERIOD       BEGINNING    INCOME          ON           MENT        MENT         INVEST-           AND        END OF
    ENDED       OF PERIOD   (LOSS)(1)   INVESTMENTS    OPERATIONS    INCOME         MENTS       DISTRIBUTIONS   PERIOD
----------------------------------------------------------------------------------------------------------------------
                                   Government and Quality Bond Portfolio -- Class 1
12/31/02.....    $14.77       $0.65        $ 0.72        $1.37       $(0.54)       $   --          $(0.54)      $15.60
12/31/03.....     15.60        0.56         (0.18)        0.38        (0.65)        (0.12)          (0.77)       15.21
12/31/04.....     15.21        0.55         (0.03)        0.52        (0.74)        (0.01)          (0.75)       14.98
12/31/05.....     14.98        0.55         (0.16)        0.39        (0.59)           --           (0.59)       14.78
12/31/06.....     14.78        0.65         (0.17)        0.48        (0.55)           --           (0.55)       14.71
                                   Government and Quality Bond Portfolio -- Class 2
12/31/02.....    $14.77       $0.62        $ 0.71        $1.33       $(0.51)       $   --          $(0.51)      $15.59
12/31/03.....     15.59        0.52         (0.17)        0.35        (0.62)        (0.12)          (0.74)       15.20
12/31/04.....     15.20        0.52         (0.03)        0.49        (0.71)        (0.01)          (0.72)       14.97
12/31/05.....     14.97        0.53         (0.16)        0.37        (0.57)           --           (0.57)       14.77
12/31/06.....     14.77        0.63         (0.17)        0.46        (0.53)           --           (0.53)       14.70
                                   Government and Quality Bond Portfolio -- Class 3
09/30/02-
 12/31/02(3).    $15.44       $0.06        $ 0.09        $0.15       $   --        $   --          $   --       $15.59
12/31/03.....     15.59        0.47         (0.14)        0.33        (0.62)        (0.12)          (0.74)       15.18
12/31/04.....     15.18        0.48            --         0.48        (0.70)        (0.01)          (0.71)       14.95
12/31/05.....     14.95        0.51         (0.16)        0.35        (0.55)           --           (0.55)       14.75
12/31/06.....     14.75        0.60         (0.16)        0.44        (0.51)           --           (0.51)       14.68

                                                       RATIO OF NET
                             NET                        INVESTMENT
                            ASSETS     RATIO OF           INCOME
                            END OF     EXPENSES           (LOSS)          PORTFOLIO
   PERIOD        TOTAL      PERIOD    TO AVERAGE        TO AVERAGE        TURNOVER
    ENDED      RETURN(2)   (000'S)    NET ASSETS        NET ASSETS          RATE
-------------  --------------------------------------------------------------------
                         Government and Quality Bond Portfolio -- Class 1
12/31/02.....    9.33%     $885,969      0.61%             4.27%             108%(5)
12/31/03.....    2.50       685,905      0.60              3.56               50(5)
12/31/04.....    3.41       557,465      0.60              3.56               37(5)
12/31/05.....    2.62       500,354      0.61              3.68               56(5)
12/31/06.....    3.31       443,469      0.60              4.41               58
                         Government and Quality Bond Portfolio -- Class 2
12/31/02.....    9.11%     $121,074      0.76%             4.02%             108%(5)
12/31/03.....    2.35       148,981      0.75              3.40               50(5)
12/31/04.....    3.26       145,923      0.75              3.40               37(5)
12/31/05.....    2.46       140,494      0.76              3.53               56(5)
12/31/06.....    3.15       131,035      0.75              4.26               58
                         Government and Quality Bond Portfolio -- Class 3
09/30/02-
 12/31/02(3).    1.23%     $  7,732      0.86%(4)          3.25%(4)          108%(5)
12/31/03.....    2.19       113,856      0.84              3.28               50(5)
12/31/04.....    3.16       221,572      0.85              3.28               37(5)
12/31/05.....    2.37       304,653      0.86              3.43               56(5)
12/31/06.....    3.06       430,871      0.85              4.16               58

---------------

(1) Calculated based upon average shares outstanding.
(2) Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented.
(3) Inception date of class.
(4) Annualized.
(5) Portfolio turnover includes paydowns on securities. Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:

                                                              2002   2003   2004   2005
                                                              ----   ----   ----   ----
Government and Quality Bond Portfolio.......................  71%    108%   50%    65%

                                       33                    Anchor Series Trust

---------------------

--------------------------------------------------------------------------------

                                            NET                     DIVIDENDS   DISTRIBUTIONS
                               NET        REALIZED       TOTAL      DECLARED      FROM NET                        NET
                NET ASSET    INVEST-    & UNREALIZED      FROM      FROM NET      REALIZED          TOTAL        ASSET
                  VALUE       MENT      GAIN (LOSS)     INVEST-      INVEST-       GAIN ON        DIVIDENDS      VALUE
   PERIOD       BEGINNING    INCOME          ON           MENT        MENT         INVEST-           AND        END OF
    ENDED       OF PERIOD   (LOSS)(1)   INVESTMENTS    OPERATIONS    INCOME         MENTS       DISTRIBUTIONS   PERIOD
-----------------------------------------------------------------------------------------------------------------------
                                         Asset Allocation Portfolio -- Class 1
01/31/02.....    $14.55       $0.41        $(1.35)       $(0.94)     $(0.46)       $(0.31)         $(0.77)      $ 12.84
01/31/03.....     12.84        0.42         (1.31)        (0.89)      (0.46)           --           (0.46)        11.49
02/01/03-
 12/31/03*+..     11.49        0.35          2.35          2.70       (0.47)           --           (0.47)        13.72
12/31/04.....     13.72        0.38          1.01          1.39       (0.39)           --           (0.39)        14.72
12/31/05.....     14.72        0.41          0.32          0.73       (0.46)           --           (0.46)        14.99
12/31/06.....     14.99        0.39          1.27          1.66       (0.51)           --           (0.51)        16.14
                                         Asset Allocation Portfolio -- Class 2
07/09/01-
 01/31/02(3).    $13.70       $0.23        $(0.34)       $(0.11)     $(0.45)       $(0.31)         $(0.76)      $ 12.83
01/31/03.....     12.83        0.36         (1.26)        (0.90)      (0.45)           --           (0.45)        11.48
02/01/03-
 12/31/03*+..     11.48        0.32          2.36          2.68       (0.45)           --           (0.45)        13.71
12/31/04.....     13.71        0.35          1.01          1.36       (0.37)           --           (0.37)        14.70
12/31/05.....     14.70        0.39          0.32          0.71       (0.44)           --           (0.44)        14.97
12/31/06.....     14.97        0.37          1.26          1.63       (0.49)           --           (0.49)        16.11
                                         Asset Allocation Portfolio -- Class 3
09/30/02-
 01/31/03(3).    $11.26       $0.11        $ 0.36        $ 0.47      $(0.25)       $   --          $(0.25)      $ 11.48
2/01/03-
 12/31/03*+       11.48        0.29          2.37          2.66       (0.44)           --           (0.44)        13.70
12/31/04.....     13.70        0.34          1.01          1.35       (0.36)           --           (0.36)        14.69
12/31/05.....     14.69        0.37          0.31          0.68       (0.42)           --           (0.42)        14.95
12/31/06.....     14.95        0.35          1.27          1.62       (0.48)           --           (0.48)        16.09

                                                       RATIO OF NET
                             NET                        INVESTMENT
                            ASSETS     RATIO OF           INCOME
                            END OF     EXPENSES           (LOSS)          PORTFOLIO
   PERIOD        TOTAL      PERIOD    TO AVERAGE        TO AVERAGE        TURNOVER
    ENDED      RETURN(2)   (000'S)    NET ASSETS        NET ASSETS          RATE
-------------  --------------------------------------------------------------------
                              Asset Allocation Portfolio -- Class 1
01/31/02.....    (6.36)%   $556,081      0.66%             3.05%             140%(6)
01/31/03.....    (6.78)     437,736      0.66              3.42               28(6)
02/01/03-
 12/31/03*+..    23.68      482,439      0.66(4)           3.03(4)            19(6)
12/31/04.....    10.32      463,446      0.67              2.68               35(6)
12/31/05.....     5.00      396,376      0.67(5)           2.76(5)            25(6)
12/31/06.....    11.31      351,839      0.66(5)           2.53(5)            27
                              Asset Allocation Portfolio -- Class 2
07/09/01-
 01/31/02(3).    (0.67)%   $  2,233      0.83%(4)          3.07%(4)          140%(6)
01/31/03.....    (6.87)      12,931      0.79              3.23               28(6)
02/01/03-
 12/31/03*+..    23.54       23,155      0.81(4)           2.84(4)            19(6)
12/31/04.....    10.12       33,017      0.82              2.55               35(6)
12/31/05.....     4.86       32,146      0.82(5)           2.61(5)            25(6)
12/31/06.....    11.10       32,574      0.81(5)           2.38(5)            27
                              Asset Allocation Portfolio -- Class 3
09/30/02-
 01/31/03(3).     4.29%    $    526      0.87%(4)          2.93%(4)           28%(6)
2/01/03-
 12/31/03*+      23.41        3,196      0.92(4)           2.67(4)            19(6)
12/31/04.....    10.04       12,638      0.92              2.52               35(6)
12/31/05.....     4.71       18,141      0.92(5)           2.51(5)            25(6)
12/31/06.....    11.01       32,163      0.91(5)           2.30(5)            27

---------------

 *  The Portfolio changed its fiscal year end from January 31 to December 31.
 + The financial information for the periods prior to November 24, 2003 reflects the financial information for the SunAmerica Series Trust Asset Allocation Portfolio.
(1) Calculated based upon average shares outstanding.
(2) Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented.
(3) Inception date of class.
(4) Annualized.
(5) Excludes expense reductions. If these expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

                                                              12/31/05   12/31/06
                                                              --------   --------
Asset Allocation Portfolio Class 1..........................    0.02%      0.01%
Asset Allocation Portfolio Class 2..........................    0.02       0.01
Asset Allocation Portfolio Class 3..........................    0.02       0.01

(6) Portfolio turnover includes paydowns on securities. Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:

                                                              2002   2003   2003   2004   2005
                                                              ----   ----   ----   ----   ----
Asset Allocation Portfolio..................................  140%   28%    19%    35%    25%

                                       34                    Anchor Series Trust

---------------------

--------------------------------------------------------------------------------

                                            NET                     DIVIDENDS   DISTRIBUTIONS
                               NET        REALIZED       TOTAL      DECLARED      FROM NET                        NET
                NET ASSET    INVEST-    & UNREALIZED      FROM      FROM NET      REALIZED          TOTAL        ASSET
                  VALUE       MENT      GAIN (LOSS)     INVEST-      INVEST-       GAIN ON        DIVIDENDS      VALUE
   PERIOD       BEGINNING    INCOME          ON           MENT        MENT         INVEST-           AND         END OF
    ENDED       OF PERIOD   (LOSS)(1)   INVESTMENTS    OPERATIONS    INCOME         MENTS       DISTRIBUTIONS    PERIOD
-----------------------------------------------------------------------------------------------------------------------
                                              Growth Portfolio -- Class 1
12/31/02.....    $24.96       $ 0.11       $(5.64)       $(5.53)     $(0.08)       $   --          $(0.08)       $19.35
12/31/03.....     19.35         0.14         5.64          5.78       (0.12)           --           (0.12)        25.01
12/31/04.....     25.01         0.23         2.46          2.69       (0.14)           --           (0.14)        27.56
12/31/05.....     27.56         0.17         1.76          1.93       (0.25)        (1.05)          (1.30)        28.19
12/31/06.....     28.19         0.20         3.30          3.50       (0.19)        (2.73)          (2.92)        28.77

                                              Growth Portfolio -- Class 2
12/31/02.....    $24.95       $ 0.09       $(5.65)       $(5.56)     $(0.05)       $   --          $(0.05)       $19.34
12/31/03.....     19.34         0.11         5.63          5.74       (0.09)           --           (0.09)        24.99
12/31/04.....     24.99         0.20         2.46          2.66       (0.11)           --           (0.11)        27.54
12/31/05.....     27.54         0.13         1.76          1.89       (0.21)        (1.05)          (1.26)        28.17
12/31/06.....     28.17         0.16         3.28          3.44       (0.14)        (2.73)          (2.87)        28.74

                                              Growth Portfolio -- Class 3
09/30/02-
 12/31/02(3).    $17.95       $ 0.01       $ 1.38        $ 1.39      $   --        $   --          $   --        $19.34
12/31/03.....     19.34         0.08         5.63          5.71       (0.08)           --           (0.08)        24.97
12/31/04.....     24.97         0.20         2.43          2.63       (0.09)           --           (0.09)        27.51
12/31/05.....     27.51         0.10         1.76          1.86       (0.19)        (1.05)          (1.24)        28.13
12/31/06.....     28.13         0.13         3.28          3.41       (0.12)        (2.73)          (2.85)        28.69


                                       Capital Appreciation Portfolio -- Class 1
12/31/02.....    $29.61       $(0.04)      $(6.67)       $(6.71)     $   --        $   --          $   --        $22.90
12/31/03.....     22.90        (0.01)        7.40          7.39          --            --              --         30.29
12/31/04.....     30.29         0.08         2.68          2.76          --            --              --         33.05
12/31/05.....     33.05         0.05         3.80          3.85       (0.10)           --           (0.10)        36.80
12/31/06.....     36.80         0.16         4.03          4.19       (0.06)        (0.09)          (0.15)        40.84


                                       Capital Appreciation Portfolio -- Class 2
12/31/02.....    $29.60       $(0.07)      $(6.68)       $(6.75)     $   --        $   --          $   --        $22.85
12/31/03.....     22.85        (0.05)        7.38          7.33          --            --              --         30.18
12/31/04.....     30.18         0.05         2.65          2.70          --            --              --         32.88
12/31/05.....     32.88           --         3.77          3.77       (0.05)           --           (0.05)        36.60
12/31/06.....     36.60         0.10         4.02          4.12       (0.01)        (0.09)          (0.10)        40.62


                                       Capital Appreciation Portfolio -- Class 3
09/30/02-
 12/31/02(3).    $21.35       $(0.02)      $ 1.52        $ 1.50      $   --        $   --          $   --        $22.85
12/31/03.....     22.85        (0.10)        7.40          7.30          --            --              --         30.15
12/33/04.....     30.15         0.05         2.62          2.67          --            --              --         32.82
12/31/05.....     32.82        (0.04)        3.78          3.74       (0.03)           --           (0.03)        36.53
12/31/06.....     36.53         0.05         4.01          4.06          --         (0.09)          (0.09)        40.50

                                                             RATIO OF NET
                              NET                             INVESTMENT
                             ASSETS      RATIO OF               INCOME
                             END OF      EXPENSES               (LOSS)              PORTFOLIO
   PERIOD        TOTAL       PERIOD     TO AVERAGE            TO AVERAGE            TURNOVER
    ENDED      RETURN(2)    (000'S)     NET ASSETS            NET ASSETS              RATE
-------------  ------------------------------------------------------------------------------
                                        Growth Portfolio -- Class 1
12/31/02.....   (22.15)%   $  520,917      0.74%(5)              0.50%(5)               70%
12/31/03.....    29.94        616,441      0.75                  0.67                   72
12/31/04.....    10.82        622,822      0.72                  0.91                   80
12/31/05.....     7.11        568,040      0.73(6)               0.61(6)                87
12/31/06.....    13.30        540,802      0.70(6)               0.70(6)               106

                                        Growth Portfolio -- Class 2
12/31/02.....   (22.28)%   $   32,458      0.89%(5)              0.41%(5)               70%
12/31/03.....    29.72         63,636      0.90                  0.51                   72
12/31/04.....    10.69         82,012      0.87                  0.80                   80
12/31/05.....     6.97         80,793      0.88(6)               0.46(6)                87
12/31/06.....    13.11         80,394      0.85(6)               0.55(6)               106

                                        Growth Portfolio -- Class 3
09/30/02-
 12/31/02(3).     6.50%    $    2,326      0.98%(4)(5)           0.53%(4)(5)            70%
12/31/03.....    29.59         36,643      0.99                  0.39                   72
12/31/04.....    10.56        103,371      0.97                  0.82                   80
12/31/05.....     6.85        152,807      0.98(6)               0.37(6)                87
12/31/06.....    12.98        201,447      0.95(6)               0.46(6)               106

                                 Capital Appreciation Portfolio -- Class 1
12/31/02.....   (22.66)%   $1,021,172      0.76%(5)              0.16%(5)               80%
12/31/03.....    32.27      1,204,319      0.77                 (0.04)                 104
12/31/04.....     9.11      1,151,163      0.76                  0.27                  100
12/31/05.....    11.67      1,064,718      0.77(6)               0.12(6)                86
12/31/06.....    11.39        994,508      0.74(6)               0.40(6)               124

                                 Capital Appreciation Portfolio -- Class 2
12/31/02.....   (22.80)%   $   63,049      0.92%(5)             (0.29)%(5)              80%
12/31/03.....    32.08        110,717      0.92                 (0.20)                 104
12/31/04.....     8.95        133,501      0.91                  0.15                  100
12/31/05.....    11.49        135,351      0.92(6)              (0.03)(6)               86
12/31/06.....    11.25        133,815      0.89(6)               0.25(6)               124

                                 Capital Appreciation Portfolio -- Class 3
09/30/02-
 12/31/02(3).     5.49%    $    4,769      0.99%(4)(5)          (0.30)%(4)(5)           80%
12/31/03.....    31.95         59,254      1.01                 (0.38)                 104
12/33/04.....     8.86        172,636      1.01                  0.16                  100
12/31/05.....    11.39        271,144      1.02(6)              (0.13)(6)               86
12/31/06.....    11.12        437,276      0.99(6)               0.13(6)               124

---------------

(1) Calculated based upon average shares outstanding.
(2) Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented.
(3) Inception date of class.
(4) Annualized.
(5) Excludes expense reductions. If expense reductions had been applied, the ratio of expenses and net investment income to average net assets would have remained the same.
(6) Excludes expense reductions. If these expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

                                                              12/31/05   12/31/06
                                                              --------   --------
Growth Portfolio Class 1....................................    0.02%      0.01%
Growth Portfolio Class 2....................................    0.02       0.01
Growth Portfolio Class 3....................................    0.02       0.01
Capital Appreciation Class 1................................    0.02       0.01
Capital Appreciation Class 2................................    0.02       0.01
Capital Appreciation Class 3................................    0.02       0.01

                                       35                    Anchor Series Trust

---------------------

--------------------------------------------------------------------------------

                                            NET                     DIVIDENDS   DISTRIBUTIONS
                               NET        REALIZED       TOTAL      DECLARED      FROM NET                       NET
                NET ASSET    INVEST-    & UNREALIZED      FROM      FROM NET      REALIZED          TOTAL       ASSET
                  VALUE       MENT      GAIN (LOSS)     INVEST-      INVEST-       GAIN ON        DIVIDENDS     VALUE
   PERIOD       BEGINNING    INCOME          ON           MENT        MENT         INVEST-           AND        END OF
    ENDED       OF PERIOD   (LOSS)(1)   INVESTMENTS    OPERATIONS    INCOME         MENTS       DISTRIBUTIONS   PERIOD
----------------------------------------------------------------------------------------------------------------------
                                        Natural Resources Portfolio -- Class 1
12/31/02.....    $17.66       $0.15        $ 1.27        $ 1.42      $(0.16)       $(0.95)         $(1.11)      $17.97
12/31/03.....     17.97        0.23          8.28          8.51       (0.15)        (0.16)          (0.31)       26.17
12/31/04.....     26.17        0.23          6.14          6.37       (0.21)        (0.96)          (1.17)       31.37
12/31/05.....     31.37        0.36         14.01         14.37       (0.19)        (1.82)          (2.01)       43.73
12/31/06.....     43.73        0.69          9.99         10.68       (0.33)        (1.36)          (1.69)       52.72

                                        Natural Resources Portfolio -- Class 2
12/31/02.....    $17.64       $0.11        $ 1.29        $ 1.40      $(0.13)       $(0.95)         $(1.08)      $17.96
12/31/03.....     17.96        0.19          8.27          8.46       (0.12)        (0.16)          (0.28)       26.14
12/31/04.....     26.14        0.19          6.14          6.33       (0.18)        (0.96)          (1.14)       31.33
12/31/05.....     31.33        0.30         13.98         14.28       (0.15)        (1.82)          (1.97)       43.64
12/31/06.....     43.64        0.61          9.97         10.58       (0.27)        (1.36)          (1.63)       52.59

                                        Natural Resources Portfolio -- Class 3
09/30/02-
 12/31/02(3).    $16.09       $0.01        $ 1.86        $ 1.87      $   --        $   --          $   --       $17.96
12/31/03.....     17.96        0.13          8.30          8.43       (0.12)        (0.16)          (0.28)       26.11
12/31/04.....     26.11        0.16          6.13          6.29       (0.16)        (0.96)          (1.12)       31.29
12/31/05.....     31.29        0.25         13.96         14.21       (0.13)        (1.82)          (1.95)       43.56
12/31/06.....     43.56        0.52         10.00         10.52       (0.24)        (1.36)          (1.60)       52.48

                                                       RATIO OF NET
                             NET                        INVESTMENT
                            ASSETS     RATIO OF           INCOME
                            END OF     EXPENSES           (LOSS)          PORTFOLIO
   PERIOD        TOTAL      PERIOD    TO AVERAGE        TO AVERAGE        TURNOVER
    ENDED      RETURN(2)   (000'S)    NET ASSETS        NET ASSETS          RATE
-------------  --------------------------------------------------------------------
                              Natural Resources Portfolio -- Class 1
12/31/02.....     8.33%    $ 87,637      0.89%             0.79%             58%
12/31/03.....    47.77      114,435      0.87              1.15              46
12/31/04.....    25.01      144,981      0.87              0.85              21
12/31/05.....    46.13      227,634      0.84(5)           0.95(5)           11
12/31/06.....    24.93(6)   234,235      0.81(5)           1.37(5)           12

                              Natural Resources Portfolio -- Class 2
12/31/02.....     8.24%    $  7,143      1.05%             0.64%             58%
12/31/03.....    47.49       14,046      1.02              0.97              46
12/31/04.....    24.87       24,440      1.02              0.70              21
12/31/05.....    45.89       37,906      0.99(5)           0.80(5)           11
12/31/06.....    24.74(6)    43,837      0.96(5)           1.22(5)           12

                              Natural Resources Portfolio -- Class 3
09/30/02-
 12/31/02(3).    11.48%    $    288      1.22%(4)          0.27%(4)          58%
12/31/03.....    47.30        6,201      1.11              0.68              46
12/31/04.....    24.76       21,562      1.12              0.61              21
12/31/05.....    45.73       59,608      1.09(5)           0.68(5)           11
12/31/06.....    24.62(6)   122,578      1.07(5)           1.07(5)           12

---------------

(1) Calculated based upon average shares outstanding.
(2) Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented.
(3) Inception date of class.
(4) Annualized.
(5) Excludes expense reductions. If these expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

                                                              12/31/05   12/31/06
                                                              --------   --------
Natural Resources Portfolio Class 1.........................    0.00%      0.00%
Natural Resources Portfolio Class 2.........................    0.00       0.00
Natural Resources Portfolio Class 3.........................    0.00       0.00

(6) Total return for each class was increased by less than 0.01% from gains realized on the disposal of investments in violation of investment restrictions.

                                       36                    Anchor Series Trust

--------------------------------------------------------------------------------

                              FOR MORE INFORMATION
--------------------------------------------------------------------------------

The following documents contain more information about the Portfolios and are available free of charge upon request:

        ANNUAL/SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio's performance for the most recently completed fiscal year.

        STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Portfolios' policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.

You may obtain copies of these documents or ask questions about the Portfolios at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 54299 Los Angeles, California 90054-0299.

The Trust's SAI is not available online as it does not have its own internet website. However, the Trust's prospectus and semi-annual and annual reports are available online through the internet websites of the insurance companies offering the Portfolios as investment options in Variable Contracts.

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-551-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolios are also available on the EDGAR Database on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.

INVESTMENT COMPANY ACT
-  File No. 811-3836

                                       37                    Anchor Series Trust

                 ----------------------------------------------

                                   PROSPECTUS
                                  MAY 1, 2007
                 ----------------------------------------------

                              ANCHOR SERIES TRUST
                                (Class 1 Shares)

             --    Growth Portfolio
             --    Capital Appreciation Portfolio
             --    Government and Quality Bond Portfolio

                                (Class 3 Shares)

             --    Asset Allocation Portfolio

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THESE SECURITIES OR
PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

TRUST HIGHLIGHTS............................................      4
  Q&A.......................................................      4
EXPENSE SUMMARY.............................................     12
ACCOUNT INFORMATION.........................................     13
  Service Fees..............................................     13
  Transaction Policies......................................     13
     Valuation of shares....................................     13
     Buy and sell shares....................................     14
     Execution of requests..................................     14
  Frequent Purchases and Redemptions of Shares..............     14
  Portfolio Holdings........................................     15
  Dividend Policies and Taxes...............................     15
     Distributions..........................................     15
     Distribution Reinvestments.............................     15
     Taxability of a Portfolio..............................     15
MORE INFORMATION ABOUT THE PORTFOLIOS.......................     16
  Investment Selection......................................     16
  Investment Strategies.....................................     16
GLOSSARY....................................................     19
  Investment Terminology....................................     19
     Borrowing for temporary or emergency purposes..........     19
     Credit default swaps...................................     19
     Currency transactions..................................     19
     Defensive investments..................................     19
     Equity securities......................................     19
       Convertible securities...............................     19
       Market capitalization ranges.........................     19
       Warrants.............................................     20
       Rights...............................................     20
     Equity swaps...........................................     20
     Firm commitment agreements and when-issued or delayed
      delivery transactions.................................     20
     Fixed income securities................................     20
       U.S. government securities...........................     20
       Corporate debt instruments...........................     20
       Investment grade fixed income security...............     20
       Junk bond............................................     20
       Pass-through securities..............................     20
       Preferred stocks.....................................     20
       Zero-Coupon Bonds and Deferred Interest Bonds........     20
     Foreign securities.....................................     21
     Forward commitments....................................     21
     Hybrid instruments.....................................     21

     Illiquid/Restricted securities.........................     21
     Interest rate swaps, caps, floors and collars..........     21
     Loan participations and assignments....................     21
     Options and futures....................................     21
     REITs..................................................     21
     Registered investment companies........................     22
     Roll transactions......................................     22
     Short-term investments.................................     22
     Special situation......................................     22
     Total return swaps.....................................     22
  Risk Terminology..........................................     22
     Active trading.........................................     22
     Credit quality.........................................     22
     Currency volatility....................................     22
     Foreign exposure.......................................     22
     Growth stocks..........................................     23
     Hedging................................................     23
     Illiquidity............................................     23
     Interest rate fluctuations.............................     23
     Market volatility......................................     23
     Prepayment.............................................     23
     Securities selection...................................     23
     Small and medium sized companies.......................     23
MANAGEMENT..................................................     24
  Information about the Investment Adviser..................     24
  Information about the Subadvisers.........................     24
     Edge Asset Management, Inc. ("EAM") (formerly, WM
      Advisors, Inc.).......................................     24
     Wellington Management Company, LLP ("Wellington
      Management")..........................................     24
  Portfolio Management......................................     25
  Payments in Connection with Distribution..................     26
  Custodian, Transfer and Dividend Paying Agent.............     27
  Legal Proceedings.........................................     27
FINANCIAL HIGHLIGHTS........................................     28
FOR MORE INFORMATION........................................     30

Q&A

"CORE EQUITY SECURITIES" are stocks, primarily of well established companies, diversified by industry and company type that are selected based on their predictable or anticipated earnings growth and best relative value.

A "GROWTH" PHILOSOPHY -- that of investing in securities believed to offer the potential for capital appreciation -- focuses on securities of companies that are considered to have a historical record of an above-average growth rate, significant growth potential, above-average earnings growth or value, the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand.

CAPITAL APPRECIATION/GROWTH is an increase in the market value of securities held.

--------------------------------------------------------------------------------

                                TRUST HIGHLIGHTS
--------------------------------------------------------------------------------

The following questions and answers are designed to give you an overview of Anchor Series Trust (the "Trust") and to provide you with information about the Trust's nine separate investment series ("Portfolios"), four of which are described in this Prospectus, and their investment goals and principal investment strategies. More detailed investment information is provided in the charts, under "More Information About the Portfolios," beginning on page 16, and the glossary that follows on page 19.

Q:  WHAT ARE THE PORTFOLIOS' INVESTMENT GOALS AND PRINCIPAL INVESTMENT
    STRATEGIES?

A: Each Portfolio operates as a separate mutual fund with its own investment goal and a principal investment strategy for pursuing it. There can be no assurance that any Portfolio will meet its investment goal or that the net return on an investment will exceed what could have been obtained through other investment or savings vehicles. Each investment goal and principal investment strategy may not be changed without shareholder vote. You will receive at least 60 days' notice prior to any change to the 80% investment policies set forth below.


------------------------------------------------------------------------------------------------
                                       EQUITY PORTFOLIOS
------------------------------------------------------------------------------------------------
          PORTFOLIO                  INVESTMENT GOAL          PRINCIPAL INVESTMENT STRATEGY
------------------------------------------------------------------------------------------------
  GROWTH PORTFOLIO             capital appreciation           invests primarily in core
                                                              equity securities that are
                                                              widely diversified by industry
                                                              and company
------------------------------------------------------------------------------------------------
  CAPITAL APPRECIATION         long-term capital              invests primarily in growth
  PORTFOLIO                    appreciation                   equity securities across a
                                                              wide range of industries and
                                                              companies, using a
                                                              wide-ranging and flexible
                                                              stock picking approach; may be
                                                              concentrated more than other
                                                              Portfolios
------------------------------------------------------------------------------------------------

                                        4                    Anchor Series Trust

ASSET ALLOCATION is a varying combination, depending on market conditions and risk level, of stocks, bonds, money market instruments and other assets.

TOTAL RETURN is a measure of performance which combines all elements of return including income and capital appreciation; it represents the change in value of an investment over a given period expressed as a percentage of the initial investment.

FIXED INCOME PORTFOLIOS typically seek to provide high current income consistent with the preservation of capital by investing in fixed income securities.

INCOME consists of interest payments from bonds or dividends from stocks.

YIELD is the annual dollar income received on an investment expressed as a percentage of the current or average price.

"HIGH-QUALITY" INSTRUMENTS have a very strong capacity to pay interest and repay principal; they reflect the issuers' high creditworthiness and low risk of default.

"NET ASSETS" will take into account borrowing for investment purposes.



------------------------------------------------------------------------------------------------
                                      ALLOCATION PORTFOLIO
------------------------------------------------------------------------------------------------
          PORTFOLIO                  INVESTMENT GOAL          PRINCIPAL INVESTMENT STRATEGY
------------------------------------------------------------------------------------------------
  ASSET ALLOCATION PORTFOLIO   high total return (including   invests in a diversified
                               income and capital gains)      portfolio that may include
                               consistent with long-term      common stocks and other
                               preservation of capital        securities with common stock
                                                              characteristics, bonds and
                                                              other intermediate and
                                                              long-term fixed income
                                                              securities and money market
                                                              instruments
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

                                     FIXED INCOME PORTFOLIO
------------------------------------------------------------------------------------------------
          PORTFOLIO                  INVESTMENT GOAL          PRINCIPAL INVESTMENT STRATEGY
------------------------------------------------------------------------------------------------
  GOVERNMENT AND QUALITY       relatively high current        invests, under normal
  BOND PORTFOLIO               income, liquidity and          circumstances, at least 80% of
                               security of principal          net assets in obligations
                                                              issued, guaranteed or insured
                                                              by the U.S. government, its
                                                              agencies or instrumentalities
                                                              and in high quality corporate
                                                              fixed income securities (rated
                                                              AA- or better by Standard &
                                                              Poor's Corporation ("S&P") or
                                                              Aa3 or better by Moody's
                                                              Investor Service, Inc.
                                                              ("Moody's"))
------------------------------------------------------------------------------------------------

                                        5                    Anchor Series Trust

Q:  WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS?

A: The following section describes the principal risks of each Portfolio, while the charts beginning on page 17 describe various additional risks.

    Risks of Investing in Equity Securities

    The GROWTH and CAPITAL APPRECIATION PORTFOLIOS invest primarily in equities. In addition, the ASSET ALLOCATION PORTFOLIO invests significantly in equities. As with any equity fund, the value of your investment in any of these Portfolios may fluctuate in response to stock market movements. Growth stocks are historically volatile, which will particularly affect the GROWTH and CAPITAL APPRECIATION PORTFOLIOS. In addition, individual stocks selected for any of these Portfolios may underperform the market generally. You should be aware that the performance of different types of equity stocks may perform well under varying market conditions -- for example, "value" stocks may perform well under circumstances in which "growth" stocks in general have fallen, or vice versa.

    Risks of Investing in Bonds

    The GOVERNMENT AND QUALITY BOND PORTFOLIO invests primarily in bonds. In addition, the ASSET ALLOCATION PORTFOLIO invests significantly in bonds. As a result, as with any bond fund, the value of your investment in these Portfolios may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by bond issuers. To the extent a Portfolio is invested in the bond market, movements in the bond market may affect its performance. In addition, individual bonds selected for any of these Portfolios may underperform the market generally.

    Risks of Investing in Junk Bonds

    The ASSET ALLOCATION PORTFOLIO may invest in high yield, high risk bonds commonly known as "junk bonds," which are considered speculative. Junk bonds carry a substantial risk of default or of changes in the issuer's creditworthiness, or they may already be in default. A junk bond's market price may fluctuate more than higher-quality securities and may decline significantly. In addition, it may be more difficult for the Portfolio to dispose of junk bonds or to determine their value. Junk bonds may contain redemption or call provisions that, if exercised during a period of declining interest rates, may force the Portfolio to replace the security with a lower yielding security. If this occurs, it will result in a decreased return for you.

    Risks of Investing Internationally

    All of the Portfolios may, and the GROWTH, CAPITAL APPRECIATION and ASSET ALLOCATION PORTFOLIOS will, invest to varying degrees in foreign securities, including in "emerging market" countries. These securities may be denominated in currencies other than U.S. dollars. Foreign investing presents special risks, particularly in certain emerging markets. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

    Risks of Investing in Smaller Companies

    Stocks of smaller companies may be more volatile than, and not as liquid as, those of larger companies. This will particularly affect the GROWTH, CAPITAL APPRECIATION and ASSET ALLOCATION PORTFOLIOS.

    Additional Principal Risks

    Shares of the Portfolios are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Portfolio will be able to achieve its investment goals. If the value of the assets of a Portfolio goes down, you could lose money.

                                        6                    Anchor Series Trust

Q:  HOW HAVE THE PORTFOLIOS PERFORMED HISTORICALLY?

A: The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Portfolios by showing changes in the Portfolios' performance from calendar year to calendar year and comparing the Portfolios' average annual returns to those of an appropriate market index. Class 1 and/or Class 3 shares are not offered in all Portfolios. Fees and expenses incurred at the contract level are not reflected in the bar charts or tables. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Portfolio will perform in the future.

                                        7                    Anchor Series Trust

--------------------------------------------------------------------------------

                                GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                              GROWTH PORTFOLIO
                                                              ----------------
1997                                                                30.41%
1998                                                                28.96%
1999                                                                26.94%
2000                                                                -1.03%
2001                                                               -13.09%
2002                                                               -22.15%
2003                                                                29.94%
2004                                                                10.82%
2005                                                                 7.11%
2006                                                                13.30%

During the 10-year period shown in the bar chart, the highest return for a quarter was 23.93% (quarter ended 12/31/98) and the lowest return for a quarter was -17.43% (quarter ended 9/30/02).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE   PAST FIVE   PAST TEN
CALENDAR YEAR ENDED DECEMBER 31, 2006)                          YEAR       YEARS      YEARS
---------------------------------------------------------------------------------------------
 Growth Portfolio Class 1                                      13.30%      6.35%       9.59%
---------------------------------------------------------------------------------------------
 Russell 3000(R) Index(1)                                      15.72%      7.17%       8.64%
---------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

1 The Russell 3000(R) Index is an unmanaged, weighted index of the 3,000 largest publicly traded companies by market capitalization in the United States and is broadly representative of the universe of potential securities in which the Portfolio may invest.

                                        8                    Anchor Series Trust

--------------------------------------------------------------------------------

                         CAPITAL APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                              CAPITAL APPRECIATION PORTFOLIO
                                                              ------------------------------
1997                                                                       25.43%
1998                                                                       22.20%
1999                                                                       67.58%
2000                                                                       -7.47%
2001                                                                      -12.61%
2002                                                                      -22.66%
2003                                                                       32.27%
2004                                                                        9.11%
2005                                                                       11.67%
2006                                                                       11.39%

During the 10-year period shown in the bar chart, the highest return for a quarter was 39.01% (quarter ended 12/31/99) and the lowest return for a quarter was -22.41% (quarter ended 9/30/01).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE   PAST FIVE   PAST TEN
CALENDAR YEAR ENDED DECEMBER 31, 2006)                          YEAR       YEARS      YEARS
---------------------------------------------------------------------------------------------
 Capital Appreciation Portfolio Class 1                        11.39%      6.78%      11.17%
---------------------------------------------------------------------------------------------
 Russell 3000(R) Growth Index(1)                                9.46%      3.02%       5.34%
---------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

1 The Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000(R) Growth or the Russell 2000(R) Growth Indices.

                                        9                    Anchor Series Trust

--------------------------------------------------------------------------------

                     GOVERNMENT AND QUALITY BOND PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                              GOVERNMENT AND QUALITY BOND PORTFOLIO
                                                              -------------------------------------
1997                                                                           9.53%
1998                                                                           9.18%
1999                                                                          -1.65%
2000                                                                          11.35%
2001                                                                           6.93%
2002                                                                           9.33%
2003                                                                           2.50%
2004                                                                           3.41%
2005                                                                           2.62%
2006                                                                           3.31%

During the 10-year period shown in the bar chart, the highest return for a quarter was 4.68% (quarter ended 9/30/98) and the lowest return for a quarter was -2.25% (quarter ended 6/30/04).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                   PAST ONE   PAST FIVE   PAST TEN
CALENDAR YEAR ENDED DECEMBER 31, 2006)                      YEAR       YEARS      YEARS
-----------------------------------------------------------------------------------------
 Government and Quality Bond Portfolio Class 1              3.31%      4.20%       5.58%
-----------------------------------------------------------------------------------------
 Lehman Brothers U.S. Aggregate A or Better Index(1)        4.33%      4.92%       6.19%
-----------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

1 The Lehman Brothers U.S. Aggregate A or Better Index is a subset of the Lehman Brothers Aggregate Bond Index and indices, government and corporate bonds, agency mortgage pass-through securities, and asset-backed securities. However, the Lehman Brothers U.S. Aggregate A or Better Index excludes BBB bonds.

                                       10                    Anchor Series Trust

--------------------------------------------------------------------------------

                          ASSET ALLOCATION PORTFOLIO*
--------------------------------------------------------------------------------

                                  (CLASS 3)**

                                  (BAR CHART)

                                                              ASSET ALLOCATION PORTFOLIO
                                                              --------------------------
2003                                                                     22.77%
2004                                                                     10.04%
2005                                                                      4.71%
2006                                                                     11.01%

During the period shown in the bar chart, the highest return for a quarter was 11.10% (quarter ended 6/30/03) and the lowest return for a quarter was -1.55% (quarter ended 6/30/06).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE           PAST ONE       CLASS 3
CALENDAR YEAR ENDED DECEMBER 31, 2006)              YEAR     SINCE INCEPTION
----------------------------------------------------------------------------
 Asset Allocation Portfolio Class 3(1)             11.01%        12.43%
----------------------------------------------------------------------------
 S&P 500(R) Index(2)                               15.79%        15.99%
----------------------------------------------------------------------------
 Lehman Brothers U.S. Aggregate Index(3)            4.33%         3.95%
----------------------------------------------------------------------------
 Custom Index(4)                                   11.12%        11.19%
----------------------------------------------------------------------------

 * Performance information shown for periods prior to November 24, 2003 is that of the SunAmerica Series Trust Asset Allocation Portfolio (the "SAST Portfolio") that was reorganized into the Portfolio on November 24, 2003. The SAST Portfolio had the same investment goal and investment strategies and policies as the Portfolio, and was managed by the same portfolio managers.

** Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

 1  Inception date for the SAST Portfolio Class 3 is September 30, 2002.

 2 The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

 3 The Lehman Brothers U.S. Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the U.S. investment grade fixed rate bond market, with index components for government and corporate bonds, mortgage pass-through securities, and asset-backed securities.

 4 The Custom Index consists of 40% Lehman Brothers U.S. Aggregate Index and 60% S&P 500 Index.

                                       11                    Anchor Series Trust

--------------------------------------------------------------------------------

                                EXPENSE SUMMARY
--------------------------------------------------------------------------------

The table below describes the fees and expenses you may pay on shares if you remain invested in each Portfolio. Each Portfolio's annual operating expenses do not reflect the separate account fees charged in the Variable Contracts, as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                         CAPITAL        ASSET      GOVERNMENT AND
                            GROWTH     APPRECIATION   ALLOCATION    QUALITY BOND
                           PORTFOLIO    PORTFOLIO     PORTFOLIO      PORTFOLIO
                           ---------   ------------   ----------   --------------
                            Class 1      Class 1       Class 3        Class 1
                           ---------   ------------   ----------   --------------
Management Fees..........    0.67%        0.70%         0.61%          0.55%
Service (12b-1) Fees.....    0.00%        0.00%         0.25%          0.00%
Other Expenses...........    0.03%        0.04%         0.05%          0.05%
Total Annual Portfolio
  Operating Expenses.....    0.70%        0.74%         0.91%          0.60%

EXAMPLE

This Example is intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year, reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract Prospectus for information on such charges. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                                                            1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                            ------   -------   -------   --------
Growth Portfolio
(Class 1 shares)..........................................   $72      $224      $390      $  871

Capital Appreciation Portfolio
(Class 1 shares)..........................................   $76      $237      $411      $  918
Asset Allocation Portfolio
(Class 3 shares)..........................................   $93      $290      $504      $1,120

Government and Quality Bond Portfolio
(Class 1 shares)..........................................   $61      $192      $335      $  750

                                       12                    Anchor Series Trust

--------------------------------------------------------------------------------

                              ACCOUNT INFORMATION
--------------------------------------------------------------------------------

Shares of each Portfolio are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies ("Variable Contracts") offered by life insurance companies affiliated with AIG SunAmerica Asset Management Corp. ("AIG SAAMCo"), the investment adviser and manager, as well as non-affiliated life insurance companies. All shares of the Trust are owned by "Separate Accounts" of the life insurance companies. The term "Manager" as used in this Prospectus means either AIG SAAMCo or the other registered investment advisers that serve as subadvisers to the Trust, as the case may be.

The Trust offers three classes of shares: Class 1, Class 2 and Class 3 shares. This Prospectus offers Class 1 or Class 3 shares of the Portfolios. Other classes of shares of the Portfolios are offered through a separate Prospectus. Certain classes of shares are offered only to existing contract owners and are not available to new investors. In addition, not all Portfolios are available to all contract owners.

You should be aware that the Variable Contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the contracts, which accompanies this Prospectus.

The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts through the various life insurance companies. Nevertheless, the Trust's Board of Trustees (the "Board") intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.

SERVICE FEES

Class 3 shares of the Asset Allocation Portfolio are subject to a Rule 12b-1 plan that provides for service fees payable at the annual rate of up to 0.25% of the average daily net assets of such class of shares. The service fees will be used to compensate the life insurance companies for costs associated with the servicing of Class 3 shares, including the cost of reimbursing the life insurance companies for expenditures made to financial intermediaries for providing service to contract holders who are the indirect beneficial owners of the Asset Allocation Portfolio's Class 3 shares. Because these fees are paid out of the Asset Allocation Portfolio's Class 3 assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

TRANSACTION POLICIES

VALUATION OF SHARES. The net asset value per share ("NAV") for each Portfolio and class is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of such class's outstanding shares. The NAV for each Portfolio also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Portfolio. As a result, the value of the Portfolio's shares may change on days when you will not be able to purchase or redeem your shares.

Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Trust's Board, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved by the Board.

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the market price at the close of such exchanges on the

                                       13                    Anchor Series Trust
day of valuation. If a security's price is available from more than one exchange, a Portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio's shares, and the Portfolio may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. A Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. For foreign equity securities, the Trust uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Certain Portfolios may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of these Portfolios' shares may change on days when the Trust is not open for purchases or redemptions.

BUY AND SELL SHARES. The Separate Accounts buy and sell shares of a Portfolio at NAV, without any sales or other charges. However, as discussed above, Class 3 shares of the Asset Allocation Portfolio are subject to service fees pursuant to a Rule 12b-1 plan.

EXECUTION OF REQUESTS. The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust, or the insurance company as its authorized agent, before the Trust's close of business (generally, 4:00 p.m., Eastern time), the order will receive that day's closing price. If the order is received after that time, it will receive the next business day's closing price.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.

FREQUENT PURCHASES AND REDEMPTIONS OF SHARES

The Portfolios, which are offered only through Variable Contracts, are intended for long-term investment and not as frequent short-term trading ("market timing") vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not acquire Variable Contracts that relate to shares of the Portfolios. The Board of Trustees has adopted policies and procedures with respect to market timing activity as discussed below.

The Trust believes that market timing activity is not in the best interest of its Portfolios' performance or their participants. Market timing can disrupt the ability of a Manager to invest assets in an orderly, long-term manner, which may have an adverse impact on the performance of the Portfolios. In addition, market timing may increase a Portfolio's expenses through: increased brokerage, transaction and administrative costs; forced and unplanned portfolio turnover; and large asset swings that decrease a Portfolio's ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Portfolio performance.

Since all the Portfolios may invest significantly in foreign securities and because the Asset Allocation Portfolio may invest in high yield fixed income securities ("junk bonds"), they may be particularly vulnerable to market timing. Market timing in Portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Portfolio's international portfolio securities trade and the time as of which the Portfolio's net asset value is calculated. Market timing in Portfolios investing significantly in junk bonds may occur if market prices are not readily available for a Portfolio's junk bond holdings. Market timers may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio's net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Portfolio.

                                       14                    Anchor Series Trust

One of the objectives of the Trust's fair value pricing procedures is to minimize the possibilities of this type of market timing (see "Transaction Policies -- Valuation of Shares").

Shares of the Portfolios are held through Separate Accounts. The ability of the Trust to monitor transfers made by the participants in Separate Accounts maintained by financial intermediaries is limited by the institutional nature of these omnibus accounts. The Board's policy is that the Portfolios must rely on the Separate Account to both monitor market timing within a Portfolio and attempt to prevent it through their own policies and procedures. The Trust has entered into agreements with the Separate Accounts that require the Separate Accounts to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. In situations in which the Trust becomes aware of possible market timing activity, it will notify the Separate Account in order to help facilitate the enforcement of such entity's market timing policies and procedures. There is no guarantee that the Trust will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not the Trust detects it, if market timing activity occurs, then you should anticipate that you will be subject to the disruptions and increased expenses discussed above. The Trust reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from insurance company separate accounts, whether directly or by transfer, including orders that have been accepted by a financial intermediary, that the Trust determines not to be in the best interest of the Portfolios. Such rejections or refusals will be applied uniformly without exception.

Any restrictions or limitations imposed by the Separate Accounts may differ from those imposed by the Trust. Please review your Variable Contract prospectus for more information regarding the insurance company's market timing policies and procedures, including any restrictions or limitations that the Separate Account may impose with respect to trades made through a Variable Contract.

Please refer to the documents pertaining to your Variable Contract prospectus on how to direct investments in or redemptions from (including making transfers into or out of) the Portfolios and any fees that may apply.

PORTFOLIO HOLDINGS

The Trust's policies and procedures with respect to the disclosure of the Portfolios' securities are described in the Statement of Additional Information.

DIVIDEND POLICIES AND TAXES

DISTRIBUTIONS. Each Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends. Distributions from net realized gains, if any, are paid annually for all Portfolios.

Each of the Portfolios reserves the right to declare and pay dividends less frequently than as disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually.

DISTRIBUTION REINVESTMENTS. The dividends and distributions, if any, will be automatically reinvested in additional shares of the same Portfolio on which they were paid.

TAXABILITY OF A PORTFOLIO. Each Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as each Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.

                                       15                    Anchor Series Trust

--------------------------------------------------------------------------------

                     MORE INFORMATION ABOUT THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT SELECTION

The Growth and Capital Appreciation Portfolios buys and sells securities based on bottom-up investment analysis and individual security selection, with an aim to uncover opportunities with potential for price appreciation. A bottom-up investment approach searches for outstanding performance of individual stocks before considering the impact of economic or industry trends. Each Portfolio is managed using a proprietary fundamental analysis in order to select securities which are deemed to be consistent with the Portfolio's investment objective and are priced attractively. Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. Securities are sold when the investment has achieved its intended purpose, or because it is no longer considered attractive.

The Asset Allocation and Government and Quality Bond Portfolios employ both a bottom-up and a top-down analysis in its investment approach. On an individual security basis, a Portfolio buys and sells securities based on bottom up investment analysis, with an aim to uncover opportunities with potential for price appreciation. A bottom-up investment approach searches for outstanding performance of individual stocks before considering the impact of economic or industry trends. Each Portfolio is managed using a proprietary fundamental analysis in order to select securities which are deemed to be consistent with the Portfolio's investment objective and are priced attractively. Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. Securities are sold when the investment has achieved its intended purpose, or because it is no longer considered attractive. In addition, each Portfolio is managed using a proprietary top-down macro analysis for asset allocation among its different asset classes, countries, sectors and styles. Top-down macro analysis involves the assessment of such factors as trends in economic growth, inflation and the capital market environment.

INVESTMENT STRATEGIES

Each Portfolio has its own investment goal and principal investment strategy for pursuing as described in the chart on page 4. The charts provided below summarize information about each Portfolio's investments. We have included a glossary to define the investment and risk terminology used in the charts and throughout this Prospectus. Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase under normal market conditions. You should consider your ability to assume the risks involved before investing in a Portfolio through one of the Variable Contracts.

                                       16                    Anchor Series Trust


-----------------------------------------------------------------------------------------------------------------------
                                         GROWTH                                   CAPITAL APPRECIATION
-----------------------------------------------------------------------------------------------------------------------
 What are the        - Equity securities:                            - Equity securities:
 Portfolio's           - large-cap stocks                              - large-cap stocks
 principal             - mid-cap stocks                                - mid-cap stocks
 investments?          - small-cap stocks                              - small-cap stocks
-----------------------------------------------------------------------------------------------------------------------
 What other types    - Equity securities:                            - Equity securities:
 of investments or     - foreign equity securities including ADRs,     - foreign equity securities including ADRs,
 strategies may the      EDRs or GDRs (up to 25%)                        EDRs or GDRs (up to 30%)
 Portfolio use to a
 significant
 extent?
-----------------------------------------------------------------------------------------------------------------------
 What other types    - Currency transactions                         - Currency transactions
 of investments may  - Borrowing for temporary or emergency          - Borrowing for temporary or emergency
 the Portfolio use     purposes (up to 10%)                            purposes (up to 10%)
 as part of          - Illiquid securities (up to 10%)               - Illiquid securities (up to 10%)
 efficient           - Forward commitments                           - Forward commitments
 portfolio           - When-issued/delayed delivery transactions     - When-issued/delayed delivery transactions
 management or to    - Defensive investments                         - Defensive investments
 enhance return?     - Special situations                            - Special situations
                     - Options and futures                           - Options and futures
                     - Rights and warrants                           - Rights and warrants
                     - Convertible securities (up to 20%)            - Convertible securities (up to 20%)
-----------------------------------------------------------------------------------------------------------------------
 What risks          - Market volatility                             - Market volatility
 normally affect     - Securities selection                          - Securities selection
 the Portfolio?      - Small and medium sized companies              - Growth stocks
                     - Active trading                                - Small and medium sized companies
                     - Hedging                                       - Active trading
                     - Growth stocks                                 - Hedging
                     - Foreign exposure                              - Currency volatility
                     - Currency volatility                           - Foreign exposure
-----------------------------------------------------------------------------------------------------------------------

                                       17                    Anchor Series Trust


----------------------------------------------------------------------------------------------------------------------
                                          ASSET ALLOCATION                      GOVERNMENT AND QUALITY BOND
----------------------------------------------------------------------------------------------------------------------
 What are the Portfolio's     - Equity securities:                       - Fixed income securities:
 principal investments?         - common stocks                            - U.S. government securities
                                - convertible securities                   - high quality corporate bonds
                                - warrants                                 - mortgage backed and asset backed
                                - rights                                     securities
                              - Fixed income securities:
                                - U.S. government securities
                                - investment grade corporate bonds
                                - preferred stocks
                                - junk bonds (up to 25% of fixed income
                                  investments)
                                - senior securities
                                - pass-through securities
                              - REITs
                              - Registered investment companies
                              - Foreign securities
----------------------------------------------------------------------------------------------------------------------
 What other types of          - Equity securities:                       - Fixed-income securities:
 investments or strategies      - small-cap stocks                         - corporate bonds rated as low as "A-"
 may the Portfolio use to a     - medium-cap stocks                          (up to 20%)
 significant extent?            - convertible securities                   - foreign fixed income securities (U.S.
                              - Foreign securities:                          dollar denominated)
                                - ADRs, GDRs and EDRs                    - Credit default swaps (up to 5%)
                                - emerging markets                       - Interest rate swaps, caps, floors and
                              - Equity swaps                               collars (up to 10%)
                              - Currency transactions                    - Total return swaps (up to 10%)
                              - Futures
                              - Forward commitments
                              - Mortgage dollar rolls
                              - Deferred interest bonds
                              - Illiquid securities (up to 15%)
----------------------------------------------------------------------------------------------------------------------
 What other types of          - Options and futures                      - Borrowing for temporary or emergency
 investments may the          - Short-term investments                     purposes (up to 10%)
 Portfolio use as part of     - Firm commitment agreements               - Illiquid securities (up to 10%)
 efficient portfolio          - When-issued and delayed-delivery         - Forward commitments
 management or to enhance       transactions                             - When-issued/delayed delivery
 return?                      - Zero coupon bonds                          transactions
                              - Interest rate swaps, caps, floors and    - Defensive investments
                                collars                                  - Zero coupon bonds
                              - Loan participations and assignments      - Currency transactions
                              - Defensive investments                    - Futures
                              - Borrowing for temporary or emergency     - Special situations
                                purposes (up to 33 1/3%)                 - Rights and warrants
                              - Hybrid instruments (up to 10%)
----------------------------------------------------------------------------------------------------------------------
 What risks normally affect   - Market volatility                        - Market volatility
 the Portfolio?               - Securities selection                     - Securities selection
                              - Interest rate fluctuations               - Interest rate fluctuations
                              - Credit quality                           - Active trading
                              - Currency volatility                      - Hedging
                              - Foreign exposure                         - Credit quality
                              - Derivatives                              - Prepayment
                              - Hedging
                              - Growth stocks
                              - Prepayment
                              - Illiquidity
                              - Active trading
                              - Prepayment
                              - Small and medium sized companies
----------------------------------------------------------------------------------------------------------------------

                                       18                    Anchor Series Trust

--------------------------------------------------------------------------------

                                    GLOSSARY
--------------------------------------------------------------------------------

INVESTMENT TERMINOLOGY

BORROWING FOR TEMPORARY OR EMERGENCY PURPOSES involves the borrowing of cash or securities by a Portfolio in limited circumstances, including to meet redemptions. Borrowing will cost a Portfolio interest expense and other fees. Borrowing may exaggerate changes in a Portfolio's net asset value and the cost may reduce a Portfolio's return.

CREDIT DEFAULT SWAPS involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit default swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party upon the occurrence of specified credit events.

CURRENCY TRANSACTIONS include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates or to enhance return.

DEFENSIVE INVESTMENTS include high quality fixed income securities, repurchase agreements and other money market instruments. A Portfolio may make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.

EQUITY SECURITIES, such as COMMON STOCKS, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as CONVERTIBLE PREFERRED STOCK, CONVERTIBLE BONDS, WARRANTS and RIGHTS, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

     - CONVERTIBLE SECURITIES are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

     - MARKET CAPITALIZATION RANGES. Companies are classified as large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding securities of the company at the time of purchase. LARGE-CAP COMPANIES will generally include companies whose market capitalizations, at the time of purchase, are equal to or greater than the smallest company in the Russell 1000(R) Index during the most recent 12-month period. During the 12-month period ending December 31, 2006, the smallest company in the Russell 1000(R) Index during the most recent 12-months had a market-cap of $265 million. MID-CAP COMPANIES will generally include companies whose market capitalizations, at the time of purchase, range from the smallest company included in the Russell Midcap Index to the largest company in the Russell Midcap Index during the most recent 12-month period. During the 12-month period ending December 31, 2006, the smallest company in the Russell Midcap Index had a market-cap of $265 million and the largest company in the Russell Midcap Index had a market-cap of $27.2 billion. SMALL-CAP COMPANIES will generally include companies whose market capitalizations, at the time of purchase, are equal to or less than the largest company in the Russell 2000(R) Index during the most recent 12-month period. During the 12-month period ending December 31, 2006, the largest company in the Russell 2000 index had a market-cap of $6.2 billion.

       Due to fluctuations in market conditions, there may be some overlap among capitalization categories. The market capitalization of companies within any Portfolio's investments may change over time; however, a Portfolio will not sell a stock just because a company has grown to a market capitalization outside the appropriate range. The Portfolios may, on occasion, purchase companies with a market capitalization above or below the range.

                                       19                    Anchor Series Trust

     - WARRANTS are rights to buy common stock of a company at a specified price during the life of the warrant.

     - RIGHTS represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

EQUITY SWAPS allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

FIRM COMMITMENT AGREEMENTS and WHEN-ISSUED or DELAYED-DELIVERY TRANSACTIONS call for the purchase or sale of securities at an agreed-upon price on a specified future date. At the time of delivery of the securities, the value may be more or less than the purchase price.

FIXED INCOME SECURITIES are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. Investments in fixed income securities include:

     - U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

     - CORPORATE DEBT INSTRUMENTS (bonds, notes and debentures) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

     - An INVESTMENT GRADE FIXED INCOME SECURITY is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by the Adviser or Subadviser). The two best-known debt rating agencies are S&P and Moody's Investors Service, Inc. (Moody's). INVESTMENT GRADE refers to any security rated "BBB" or above by S&P or "Baa" or above by Moody's.

     - A JUNK BOND is a high yield, high risk bond that does not meet the credit quality standards of an investment grade security.

     - PASS-THROUGH SECURITIES involve various debt obligations that are backed by a pool of mortgages or other assets. Principal and interest payments made on the underlying asset pools are typically passed through to investors. Types of pass-through securities include MORTGAGE-BACKED SECURITIES, collateralized mortgage obligations, commercial mortgage-backed securities, and ASSET-BACKED SECURITIES.

     - PREFERRED STOCKS receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.

     - ZERO-COUPON BONDS and DEFERRED INTEREST BONDS are debt obligations issued or purchased at a significant discount from face value. Certain zero coupon bonds (DISCOUNT BONDS) also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date.

                                       20                    Anchor Series Trust

FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies (PFICs), American Depositary Receipts
(ADRs) or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). An EMERGING MARKET country is generally one with a low or middle income economy or that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by Adviser or Subadviser.

FORWARD COMMITMENTS are contracts to purchase or sell securities at a fixed price with delivery and cash settlement to occur at a future date beyond normal settlement time. At the time that a Portfolio enters into a forward commitment to sell a security, the Portfolio may not hold that security. A Portfolio may also dispose of or renegotiate a commitment prior to settlement. At settlement, the value of the securities may be more or less than the purchase price.

HYBRID INSTRUMENTS, such as INDEXED STRUCTURED SECURITIES (i.e., Standard and Poor's Depositary receipts (SPDRs) and iShares(SM)) and other EXCHANGE TRADED FUNDS (ETFs), can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero.

ILLIQUID/RESTRICTED SECURITIES are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

INTEREST RATE SWAPS, CAPS, FLOORS AND COLLARS. Interest rate swaps involve the exchange by the Portfolio with another party of its respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

LOAN PARTICIPATIONS AND ASSIGNMENTS are investments in which a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

OPTIONS AND FUTURES are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index. An option gives its owner the right, but not the obligation, to buy ("call") or sell ("put") a specified amount of a security at a specified price within a specified time period. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price.

REITs (real estate investment trusts) are trusts that invest primarily in commercial real estate or real estate related loans. The value of an interest in a REIT may be affected by the value and the cash flows of the properties owned or the quality of the mortgages held by the REIT.

                                       21                    Anchor Series Trust

REGISTERED INVESTMENT COMPANIES are investments by a Portfolio in other investment companies which are registered in accordance with the federal securities laws.

ROLL TRANSACTIONS involve the sale of mortgage or other asset-backed securities ("roll securities") with the commitment to purchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date.

SHORT-TERM INVESTMENTS include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities may provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses without having to sell other portfolio securities.

A SPECIAL SITUATION arises when, in the opinion of the Subadviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

TOTAL RETURN SWAPS are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component.

RISK TERMINOLOGY

ACTIVE TRADING: A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Portfolio. In addition, because a Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section we provide each Portfolio's portfolio turnover rate for each of the last five fiscal years.

CREDIT QUALITY: The creditworthiness of the issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue JUNK BONDS. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

CURRENCY VOLATILITY: The value of a Portfolio's foreign investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio's non-U.S. dollar denominated securities.

FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an EMERGING MARKET. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

                                       22                    Anchor Series Trust

GROWTH STOCKS: Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

HEDGING: Hedging is a strategy in which a Portfolio uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the derivative will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. An improper hedge could also reduce gains or cause losses.

ILLIQUIDITY: There may not be a market for certain securities making it difficult or impossible to sell at the time and the price that the seller would like.

INTEREST RATE FLUCTUATIONS: The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

MARKET VOLATILITY: The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Portfolio's portfolio.

PREPAYMENT: Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other pass-through securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates a Portfolio may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by the Portfolio may exhibit price characteristics of longer-term debt securities.

SECURITIES SELECTION: A strategy used by a Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

SMALL AND MEDIUM SIZED COMPANIES: Companies with smaller market capitalizations tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are also usually more volatile and entail greater risks than securities of large companies.

                                       23                    Anchor Series Trust

--------------------------------------------------------------------------------

                                   MANAGEMENT
--------------------------------------------------------------------------------

INFORMATION ABOUT THE INVESTMENT ADVISER

AIG SUNAMERICA ASSET MANAGEMENT CORP. ("AIG SAAMCo") serves as investment adviser and manager for all the Portfolios of the Trust. AIG SAAMCo oversees the Subadvisers, provides various administrative services and supervises the daily business affairs of each Portfolio. AIG SAAMCo, located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992, is a corporation organized under the laws of the state of Delaware, and managed, advised or administered assets in excess of $52.5 billion as of December 31, 2006. In addition to serving as investment adviser and manager to the Trust, AIG SAAMCo serves as adviser, manager and/or administrator for AIG Series Trust, Inc., AIG SunAmerica Focused Alpha Growth Fund, Inc., AIG SunAmerica Focused Alpha Large Cap Fund, Inc., Seasons Series Trust, SunAmerica Focused Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Series Trust, SunAmerica Senior Floating Rate Fund, Inc., VALIC Company I and VALIC Company II.

A discussion regarding the basis for the Board of Trustees approval of the Trust's investment advisory agreement and the subadvisory agreements between AIG SAAMCo and the Subadvisers is available in the Trust's 2006 Annual Report to shareholders, which is available upon request.

AIG SAAMCo has received an exemptive order from the Securities and Exchange Commission that permits AIG SAAMCo, subject to certain conditions, to enter into agreements relating to the Asset Allocation Portfolio with Subadvisers approved by the Board of Trustees without obtaining shareholder approval. The exemptive order also permits AIG SAAMCo, subject to the approval of the Board but without shareholder approval, to employ new Subadvisers for the Asset Allocation Portfolio, change the terms of particular agreements with such Subadvisers or continue the employment of existing Subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any Subadviser changes. Shareholders of the Asset Allocation Portfolio have the right to terminate an agreement with a Subadviser for that Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio.

For the fiscal year ended December 31, 2006, each Portfolio paid AIG SAAMCo a fee equal to the following percentage of average daily net assets:

                         PORTFOLIO                            FEE
                         ---------                            ----
Growth Portfolio............................................  0.67%
Capital Appreciation Portfolio..............................  0.70%
Asset Allocation Portfolio..................................  0.61%
Government and Quality Bond Portfolio.......................  0.55%

INFORMATION ABOUT THE SUBADVISERS

EDGE ASSET MANAGEMENT, INC. ("EAM") (formerly, WM Advisors, Inc.) is a Washington corporation. EAM is located at 1201 Third Avenue, 8th Floor, Seattle, WA 98101. EAM is an investment adviser registered with the SEC under the Investment Advisers Act of 1940 and provides investment advisory services to registered investment companies and separately managed accounts. As of December 31, 2006, EAM had over $27.8 billion in assets under management.

WELLINGTON MANAGEMENT COMPANY, LLP ("Wellington Management") is a Massachusetts limited liability partnership. The principal business address of Wellington Management is 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. As of December 31, 2006, Wellington Management managed approximately $575 billion of

                                       24                    Anchor Series Trust
client assets in a broad range of investment styles for mutual fund sponsors and other institutional investors.

AIG SAAMCo compensates the Subadvisers out of the advisory fees that it receives from the respective Portfolios, AIG SAAMCo may terminate its agreements with either Subadviser without shareholder approval.

PORTFOLIO MANAGEMENT

The investment manager(s) and/or management team(s) that have primary responsibility for the day-to-day management of the Portfolios are set forth below in the following table. Unless otherwise noted, a management team's members share responsibility in making investment decisions on behalf of a Portfolio and no team member is limited in his/her role with respect to the management team.

The Statement of Additional Information provides information regarding the portfolio managers listed below, including other accounts they manage, their ownership interest in the Portfolio(s), and the structure and method used by the Subadvisers to determine their compensation.


------------------------------------------------------------------------------------------------------------------
                                                    NAME AND TITLE OF
       PORTFOLIO             SUBADVISER             PORTFOLIO MANAGER                     EXPERIENCE
                                                 (AND/OR MANAGEMENT TEAM)
------------------------------------------------------------------------------------------------------------------
 GROWTH PORTFOLIO          Wellington       - Matthew E. Megargel, CFA           Mr. Megargel has served as
                           Management         Senior Vice President and          portfolio manager for the
                                              Equity Portfolio Manager           Portfolio since 1995. Mr.
                                                                                 Megargel joined Wellington
                                                                                 Management as an investment
                                                                                 professional in 1983.
                                            ----------------------------------------------------------------------
                                            - Jeffrey L. Kripke                  Mr. Kripke has served as
                                              Vice President and                 portfolio manager for the
                                              Equity Portfolio Manager           Portfolio since 2001. Mr.
                                                                                 Kripke joined Wellington
                                                                                 Management as an investment
                                                                                 professional in 2001.
                                            ----------------------------------------------------------------------
                                            - Francis J. Boggan, CFA             Mr. Boggan has served as
                                              Senior Vice President and          portfolio manager for the
                                              Equity Portfolio Manager           Portfolio since 2001. Mr.
                                                                                 Boggan joined Wellington
                                                                                 Management as an investment
                                                                                 professional in 2001.
--------------------------------------------------------------------------------------------------------------
 CAPITAL APPRECIATION      Wellington       - Stephen C. Mortimer                Mr. Mortimer has served as
 PORTFOLIO                 Management         Vice President and                 portfolio manager for the
                                              Equity Portfolio Manager           Portfolio since March 30,
                                                                                 2006. Mr. Mortimer joined
                                                                                 Wellington Management as an
                                                                                 investment professional in
                                                                                 2001.
------------------------------------------------------------------------------------------------------------------

                                       25                    Anchor Series Trust


------------------------------------------------------------------------------------------------------------------
                                                    NAME AND TITLE OF
       PORTFOLIO             SUBADVISER             PORTFOLIO MANAGER                     EXPERIENCE
                                                 (AND/OR MANAGEMENT TEAM)
------------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION          EAM              Team members include:
 PORTFOLIO
                                            - Michael D. Meighan                 Mr. Meighan joined EAM in
                                              Portfolio Manager                  1999 as a Senior Asset
                                                                                 Allocation Analyst. From
                                                                                 1993-1999 he was a Manager of
                                                                                 Managed Assets at D.A.
                                                                                 Davidson & Co. He holds the
                                                                                 Chartered Financial Analyst
                                                                                 designation.
                                            ----------------------------------------------------------------------
                                            - Gary J. Pokrzynwinski              Mr. Pokrzynwinski joined EAM
                                              Chief Investment Officer           in 1992. He has been a Senior
                                              and Chairman of the EAM            Portfolio Manager since 1994,
                                              Investment Committee               and Head of the Fixed Income
                                                                                 Investment Team since 1999.
                                                                                 He holds the Chartered
                                                                                 Financial Analyst
                                                                                 designation.
                                            ----------------------------------------------------------------------
                                            - Randall L. Yoakum                  Mr. Yoakum re-joined EAM in
                                              Chief Investment Strategist        1999 as Senior Portfolio
                                              and Head of Asset Allocation       Manager and Chairman of the
                                                                                 Investment Policy, Asset
                                                                                 Allocation and Equity
                                                                                 Investment Teams. From
                                                                                 1997-1999, Mr. Yoakum was the
                                                                                 Chief Investment Officer at
                                                                                 D.A. Davidson & Co. Mr.
                                                                                 Yoakum holds the Chartered
                                                                                 Financial Analyst
                                                                                 designation.
------------------------------------------------------------------------------------------------------------------
 GOVERNMENT AND QUALITY    Wellington       - John C. Keogh                      Mr. Keogh has served as
 BOND PORTFOLIO            Management         Senior Vice President and          portfolio manager for the
                                              Fixed Income Portfolio Manager     Portfolio since 1994. Mr.
                                                                                 Keogh joined Wellington
                                                                                 Management as an investment
                                                                                 professional in 1983.
                                            ----------------------------------------------------------------------
                                            - Christopher L. Gootkind            Mr. Gootkind has been
                                              Vice President and Fixed Income    involved in portfolio
                                              Portfolio Manager                  management and securities
                                                                                 analysis for corporate
                                                                                 securities within the
                                                                                 Portfolio since May 1, 2006.
                                                                                 Mr. Gootkind joined
                                                                                 Wellington Management as an
                                                                                 investment professional in
                                                                                 2000.
------------------------------------------------------------------------------------------------------------------

PAYMENTS IN CONNECTION WITH DISTRIBUTION

Certain affiliated life insurance companies receive financial support from AIG SAAMCo and certain Subadvisers for distribution-related activities, including support to help offset costs for training to support sales of the Portfolios.

                                       26                    Anchor Series Trust

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT

State Street Bank and Trust Company, Boston, Massachusetts, acts as Custodian of the Trust's assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

LEGAL PROCEEDINGS

On February 9, 2006, American International Group, Inc. ("AIG"), the parent company and an affiliated person of AIG SunAmerica Asset Management Corp. ("Adviser"), announced that it had consented to the settlement of an injunctive action instituted by the Securities and Exchange Commission ("SEC"). In its complaint, the SEC alleged that AIG violated Section 17(a) of the Securities Act of 1933, as amended, Sections 10(b), 13(a), 13(b)(2) and 13(b)(5) of the Securities Exchange Act of 1934, as amended, and Rules 10b-5, 12b-20, 13a-1 and 13b2-1 promulgated thereunder, in connection with AIG's accounting and public reporting practices. The conduct described in the complaint did not involve any conduct of AIG or its subsidiaries related to their investment advisory or distribution activities with respect to the assets of the Portfolios.

AIG, without admitting or denying the allegations in the complaint (except as to jurisdiction), consented to the entry of an injunction against further violations of the statutes referred to above. Absent exemptive relief granted by the SEC, the entry of such an injunction would prohibit AIG and its affiliated persons from, among other things, serving as an investment adviser of any registered investment management company or principal underwriter for any registered open-end investment company pursuant to Section 9(a) of the Investment Company Act of 1940, as amended ("1940 Act"). Certain affiliated persons of AIG, including the Adviser, received a temporary order from the SEC pursuant to Section 9(c) of the 1940 Act with respect to the entry of the injunction, granting exemptive relief from the provisions of Section 9(a) of the 1940 Act. The temporary order permits AIG and its affiliated persons, including AIG's investment management subsidiaries, to serve as investment adviser, sub-adviser, principal underwriter or sponsor of the Portfolios. The Adviser expects that a permanent exemptive order will be granted, although there is no assurance the SEC will issue the order.

Additionally, AIG and its subsidiaries reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the Attorney General of the State of New York ("NYAG") and the New York State Department of Insurance ("DOI"), regarding accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers' compensation premium taxes and other assessments.

As a result of the settlements with the SEC, the DOJ, the NYAG and the DOI, AIG made payments totaling approximately $1.64 billion. In addition, as part of its settlements, AIG has agreed to retain for a period of three years an Independent Consultant who will conduct a review that will include the adequacy of AIG's internal controls over financial reporting and the remediation plan that AIG has implemented as a result of its own internal review.

Subject to receipt of permanent relief, the Adviser believes that the settlements are not likely to have a material adverse effect on the Adviser's ability to perform its investment advisory services relating to the Portfolios.

                                       27                    Anchor Series Trust

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following Financial Highlights tables for each Portfolio are intended to help you understand the Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. The total returns in each table represent the rate that an investor would have earned on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). Separate Account charges are not reflected in the total returns. If these amounts were reflected, returns would be less than those shown. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Portfolio's financial statements, is included in the Trust's Annual Report to shareholders, which is available upon request.

                                            NET                     DIVIDENDS   DISTRIBUTIONS
                               NET        REALIZED       TOTAL      DECLARED      FROM NET                       NET
                NET ASSET    INVEST-    & UNREALIZED      FROM      FROM NET      REALIZED          TOTAL       ASSET
                  VALUE       MENT      GAIN (LOSS)     INVEST-      INVEST-       GAIN ON        DIVIDENDS     VALUE
   PERIOD       BEGINNING    INCOME          ON           MENT        MENT         INVEST-           AND        END OF
    ENDED       OF PERIOD   (LOSS)(1)   INVESTMENTS    OPERATIONS    INCOME         MENTS       DISTRIBUTIONS   PERIOD
----------------------------------------------------------------------------------------------------------------------
                                   Government and Quality Bond Portfolio -- Class 1
12/31/02.....    $14.77       $0.65        $ 0.72        $1.37       $(0.54)       $   --          $(0.54)      $15.60
12/31/03.....     15.60        0.56         (0.18)        0.38        (0.65)        (0.12)          (0.77)       15.21
12/31/04.....     15.21        0.55         (0.03)        0.52        (0.74)        (0.01)          (0.75)       14.98
12/31/05.....     14.98        0.55         (0.16)        0.39        (0.59)           --           (0.59)       14.78
12/31/06.....     14.78        0.65         (0.17)        0.48        (0.55)           --           (0.55)       14.71
                                        Asset Allocation Portfolio -- Class 3
09/30/02-
01/31/03(3)..    $11.26       $0.11        $ 0.36        $0.47       $(0.25)       $   --          $(0.25)      $11.48
2/01/03-
 12/31/03*+       11.48        0.29          2.37         2.66        (0.44)           --           (0.44)       13.70
12/31/04.....     13.70        0.34          1.01         1.35        (0.36)           --           (0.36)       14.69
12/31/05.....     14.69        0.37          0.31         0.68        (0.42)           --           (0.42)       14.95
12/31/06.....     14.95        0.35          1.27         1.62        (0.48)           --           (0.48)       16.09

                                                       RATIO OF NET
                             NET                        INVESTMENT
                            ASSETS     RATIO OF           INCOME
                            END OF     EXPENSES           (LOSS)          PORTFOLIO
   PERIOD        TOTAL      PERIOD    TO AVERAGE        TO AVERAGE        TURNOVER
    ENDED      RETURN(2)   (000'S)    NET ASSETS        NET ASSETS          RATE
-------------  --------------------------------------------------------------------
                         Government and Quality Bond Portfolio -- Class 1
12/31/02.....    9.33%     $885,969      0.61%             4.27%             108%(6)
12/31/03.....    2.50       685,905      0.60              3.56               50(6)
12/31/04.....    3.41       557,465      0.60              3.56               37(6)
12/31/05.....    2.62       500,354      0.61              3.68               56(6)
12/31/06.....    3.31       443,469      0.60              4.41               58
                              Asset Allocation Portfolio -- Class 3
09/30/02-
01/31/03(3)..    4.29%     $    526      0.87%(4)          2.93%(4)           28%(6)
2/01/03-
 12/31/03*+     23.41         3,196      0.92(4)           2.67(4)            19(6)
12/31/04.....   10.04        12,638      0.92              2.52               35(6)
12/31/05.....    4.71        18,141      0.92(5)           2.51(5)            25(6)
12/31/06.....   11.01        32,163      0.91(5)           2.30(5)            27

---------------

 *  The Portfolio changed its fiscal year end from January 31 to December 31.
 + The financial information for the periods prior to November 24, 2003 reflects the financial information for the SunAmerica Series Trust Asset Allocation Portfolio.
(1) Calculated based upon average shares outstanding.
(2) Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented.
(3) Inception date of class.
(4) Annualized.
(5) Excludes expense reductions. If these expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

                                                              12/31/05   12/31/06
                                                              --------   --------
Asset Allocation Portfolio Class 3..........................    0.02%      0.01%

(6) Portfolio turnover includes paydowns on securities. Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:

                                                           2002   2003   2003   2004   2005
                                                           ----   ----   ----   ----   ----
Government and Quality Bond Portfolio....................   71%   108%   NA%    50%    65%
Asset Allocation Portfolio...............................   140     28    19     35     25

                                       28                    Anchor Series Trust

---------------------

--------------------------------------------------------------------------------

                                            NET                     DIVIDENDS   DISTRIBUTIONS
                               NET        REALIZED       TOTAL      DECLARED      FROM NET                        NET
                NET ASSET    INVEST-    & UNREALIZED      FROM      FROM NET      REALIZED          TOTAL        ASSET
                  VALUE       MENT      GAIN (LOSS)     INVEST-      INVEST-       GAIN ON        DIVIDENDS      VALUE
   PERIOD       BEGINNING    INCOME          ON           MENT        MENT         INVEST-           AND         END OF
    ENDED       OF PERIOD   (LOSS)(1)   INVESTMENTS    OPERATIONS    INCOME         MENTS       DISTRIBUTIONS    PERIOD
-----------------------------------------------------------------------------------------------------------------------
                                              Growth Portfolio -- Class 1
12/31/02.....    $24.96       $ 0.11       $(5.64)       $(5.53)     $(0.08)       $   --          $(0.08)       $19.35
12/31/03.....     19.35         0.14         5.64          5.78       (0.12)           --           (0.12)        25.01
12/31/04.....     25.01         0.23         2.46          2.69       (0.14)           --           (0.14)        27.56
12/31/05.....     27.56         0.17         1.76          1.93       (0.25)        (1.05)          (1.30)        28.19
12/31/06.....     28.19         0.20         3.30          3.50       (0.19)        (2.73)          (2.92)        28.77
                                       Capital Appreciation Portfolio -- Class 1
12/31/02.....    $29.61       $(0.04)      $(6.67)       $(6.71)     $   --        $   --          $   --        $22.90
12/31/03.....     22.90        (0.01)        7.40          7.39          --            --              --         30.29
12/31/04.....     30.29         0.08         2.68          2.76          --            --              --         33.05
12/31/05.....     33.05         0.05         3.80          3.85       (0.10)           --           (0.10)        36.80
12/31/06.....     36.80         0.16         4.03          4.19       (0.06)        (0.09)          (0.15)        40.84

                                                             RATIO OF NET
                              NET                             INVESTMENT
                             ASSETS      RATIO OF               INCOME
                             END OF      EXPENSES               (LOSS)              PORTFOLIO
   PERIOD        TOTAL       PERIOD     TO AVERAGE            TO AVERAGE            TURNOVER
    ENDED      RETURN(2)    (000'S)     NET ASSETS            NET ASSETS              RATE
-------------  ------------------------------------------------------------------------------
                                        Growth Portfolio -- Class 1
12/31/02.....   (22.15)%   $  520,917      0.74%(3)              0.50%(3)               70%
12/31/03.....    29.94        616,441      0.75                  0.67                   72
12/31/04.....    10.82        622,822      0.72                  0.91                   80
12/31/05.....     7.11        568,040      0.73(4)               0.61(4)                87
12/31/06.....    13.30        540,802      0.70(4)               0.70(4)               106
                                 Capital Appreciation Portfolio -- Class 1
12/31/02.....   (22.66)%   $1,021,172      0.76%(3)              0.16%(3)               80%
12/31/03.....    32.27      1,204,319      0.77                 (0.04)                 104
12/31/04.....     9.11      1,151,163      0.76                  0.27                  100
12/31/05.....    11.67      1,064,718      0.77(4)               0.12(4)                86
12/31/06.....    11.39        994,508      0.74(4)               0.40(4)               124

---------------

(1) Calculated based upon average shares outstanding.
(2) Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented.
(3) Excludes expense reductions. If expense reductions had been applied, the ratio of expenses and net investment income to average net assets would have remained the same.
(4) Excludes expense reductions. If these expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

                                                              12/31/05   12/31/06
                                                              --------   --------
Growth Portfolio Class 1....................................    0.02%      0.01%
Capital Appreciation Portfolio Class 1......................    0.02       0.01

                                       29                    Anchor Series Trust

--------------------------------------------------------------------------------

                              FOR MORE INFORMATION
--------------------------------------------------------------------------------

The following documents contain more information about the Portfolios and are available free of charge upon request:

        ANNUAL/SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio's performance for the most recently completed fiscal year.

        STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Portfolios' policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.

You may obtain copies of these documents or ask questions about the Portfolios at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 54299 Los Angeles, California 90054-0299.

The Trust's SAI is not available online as it does not have its own internet website. However, the Trust's prospectus and semi-annual and annual reports are available online through the internet websites of the insurance companies offering the Portfolios as investment options in Variable Contracts.

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-551-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolios are also available on the EDGAR Database on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.

INVESTMENT COMPANY ACT
-  File No. 811-3836

                                       30                    Anchor Series Trust

                       STATEMENT OF ADDITIONAL INFORMATION

                               ANCHOR SERIES TRUST

This Statement of Additional Information ("SAI") is not a prospectus, but should be read in conjunction with the current Prospectus of Anchor Series Trust (the "Trust") dated May 1, 2007. The SAI expands upon and supplements the information contained in the current Prospectus of the Trust, and should be read in conjunction with the Prospectus. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus. The audited Financial Statements of the Trust have been incorporated by reference into this SAI from the Trust's 2006 Annual Report to shareholders. You may request a copy of the annual report, semi-annual report and/or Prospectus at no charge by calling
(800) 445-SUN2 or writing the Trust at the address below.

                                 P.O. BOX 54299
                       LOS ANGELES, CALIFORNIA 90054-0299
                                 (800) 445-SUN2

                                  MAY 1, 2007

                                TABLE OF CONTENTS

Topic                                                                      Page
-----                                                                      ----
THE TRUST ..............................................................    B-5
INVESTMENT GOALS AND STRATEGIES ........................................    B-6
   Growth and Income Portfolio .........................................    B-6
   Growth Portfolio ....................................................    B-6
   Capital Appreciation Portfolio ......................................    B-6
   Natural Resources Portfolio .........................................    B-7
   Asset Allocation Portfolio ..........................................    B-7
   Multi-Asset Portfolio ...............................................    B-7
   Strategic Multi-Asset Portfolio .....................................    B-8
   Money Market Portfolio ..............................................    B-9
   Government and Quality Bond Portfolio ...............................   B-10
   Supplemental Investment/Risk Charts .................................   B-10
   Supplemental Glossary ...............................................   B-12
      Asset-Backed Securities ..........................................   B-12
      Borrowing ........................................................   B-12
      Credit Default Swaps .............................................   B-13
      Currency Volatility ..............................................   B-13
      Derivatives ......................................................   B-13
      Equity Swaps .....................................................   B-13
      Exchange Traded Fund ("ETFs") ....................................   B-14
      Floating Rate Obligations ........................................   B-14
      Foreign Securities ...............................................   B-14
      Forward Commitments ..............................................   B-15
      Forward Foreign Currency Exchange Contracts ......................   B-16
      Hybrid Instruments ...............................................   B-18
      Illiquid Securities ..............................................   B-20
      Interest-Rate Swaps, Mortgage Swaps, Caps, Floors and Collars ....   B-21
      Interfund Borrowing and Lending Program ..........................   B-21
      Inverse Floaters .................................................   B-22
      IPO Investing ....................................................   B-22
      Loan Participations and Assignments ..............................   B-22
      Mortgage-Backed Securities .......................................   B-22
         GNMA Certificates .............................................   B-23
         FHLMC Certificates ............................................   B-24
         GMCs ..........................................................   B-24
         FNMA Certificates .............................................   B-24
         Conventional Mortgage Pass-Through Securities .................   B-24
         Collateralized Mortgage Obligations ("CMOs") ..................   B-25
         Stripped Mortgage-Backed Securities ("SMBS") ..................   B-26
      Newly Developed Securities .......................................   B-26
      Options and Futures ..............................................   B-26
         Options on Securities .........................................   B-27
         Options on Foreign Currencies .................................   B-28
         Options on Securities Indices .................................   B-29
         Yield Curve Options ...........................................   B-29
         Reset Options .................................................   B-29
         Futures .......................................................   B-29

         Options on Futures ............................................   B-31
         Limitations on Entering into Futures Contracts ................   B-31
      Other Investment Companies .......................................   B-32
         iShares(SM)....................................................   B-32
         Standard & Poor's Depository Receipts ("SPDRs") ...............   B-32
      Portfolio Turnover ...............................................   B-32
      Real Estate Investment Trusts ("REITS") ..........................   B-33
      Reverse Repurchase Agreements ....................................   B-33
      Roll Transactions ................................................   B-33
      Securities Lending ...............................................   B-34
      Short Sales ......................................................   B-34
      Short Term Investments ...........................................   B-34
         Money Market Securities .......................................   B-34
         Commercial Bank Obligations ...................................   B-34
         Savings Association Obligations ...............................   B-35
         Extendable Commercial Notes ("ECNs") ..........................   B-35
         Commercial Paper ..............................................   B-35
         Variable Amount Master Demand Notes ...........................   B-35
         Corporate Bonds and Notes .....................................   B-36
         Government Securities .........................................   B-36
         Repurchase Agreements .........................................   B-36
      Special Situations ...............................................   B-36
      Standby Commitments ..............................................   B-37
      Total Return Swaps ...............................................   B-37
      U.S. Treasury Inflation Protection Securities ....................   B-37
      Warrants .........................................................   B-38
      When-Issued and Delayed-Delivery Securities ......................   B-38
      Zero Coupon Bonds, Step-Coupon Bonds, Deferred Interests Bonds and
         PIK Bonds .....................................................   B-39
SUPPLEMENTAL INFORMATION ABOUT DERIVATIVES AND THEIR USE ...............   B-39
SUPPLEMENTAL INFORMATION CONCERNING HIGH-YIELD, HIGH-RISK BONDS AND
   SECURITIES RATINGS ..................................................   B-41
INVESTMENT RESTRICTIONS ................................................   B-42
AIG SUNAMERICA ASSET MANAGEMENT CORP ...................................   B-46
      Advisory Fee Schedules ...........................................   B-47
SUBADVISORY AGREEMENTS .................................................   B-48
      Subadvisory Fee Schedules ........................................   B-49
      Portfolio Managers ...............................................   B-50
         Other Accounts ................................................   B-50
         Compensation ..................................................   B-51
PERSONAL SECURITIES TRADING ............................................   B-53
      Conflicts of Interest ............................................   B-53
         EAM ...........................................................   B-54
         Wellington Management .........................................   B-55
      Ownership of Securities by Portfolio Managers ....................   B-56
RULE 12b-1 PLAN ........................................................   B-56
      Service Fees .....................................................   B-57
TRUST OFFICERS AND TRUSTEES ............................................   B-58
TRUSTEE OWNERSHIP OF PORTFOLIO SHARES ..................................   B-61
      Compensation Table ...............................................   B-62
EXECUTION OF PORTFOLIO TRANSACTIONS ....................................   B-62

      Commission Recapture Program .....................................   B-63
PORTFOLIO TURNOVER .....................................................   B-67
PRICE OF SHARES ........................................................   B-67
      Money Market Portfolio ...........................................   B-68
DIVIDENDS, DISTRIBUTIONS AND TAXES .....................................   B-69
SPECIAL CONSIDERATIONS .................................................   B-72
FUTURE DEVELOPMENTS ....................................................   B-73
PROXY VOTING POLICIES AND PROCEDURES ...................................   B-73
DISCLOSURE OF PORTFOLIO HOLDINGS POLICIES AND PROCEDURES ...............   B-75
SHARES OF THE TRUST ....................................................   B-78
CUSTODIAN ..............................................................   B-80
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL ........   B-80
FINANCIAL STATEMENTS ...................................................   B-81
APPENDIX ...............................................................   B-82

                                    THE TRUST

     The Trust, organized as a Massachusetts business trust on August 26, 1983, is an open-end management investment company. The Trust is composed of nine separate portfolios (each, a "Portfolio"). Each Portfolio is diversified. Shares of the Trust are issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies (collectively, "Variable Contracts") of AIG SunAmerica Life Assurance Company, First SunAmerica Life Insurance Company, AIG Life Insurance Company and American International Life Assurance Company of New York; and variable annuity contracts issued by Phoenix Home Life Mutual Insurance Company and Presidential Life Insurance Company (see "Account Information" in the Prospectus). The life insurance companies listed above are collectively referred to as the "Life Companies."

     On December 1, 1992, the Board of Trustees of the Trust approved a change of the names of the Aggressive Growth Portfolio and the Aggressive Multi-Asset Portfolio to the Capital Appreciation Portfolio and the Strategic Multi-Asset Portfolio, respectively. On February 16, 1995, the Board of Trustees of the Trust approved a change of the name of the Convertible Securities Portfolio to the Growth and Income Portfolio. The Target '98 Portfolio ceased operations on December 11, 1998. On August 6, 1999, the shares of the Fixed Income Portfolio and Foreign Securities Portfolio were substituted with shares of the Government and Quality Bond Portfolio and Strategic Multi-Asset Portfolio, respectively.

     On May 30, 2001, the Board of Trustees approved the creation of Class B shares and the renaming of all issued and outstanding shares as Class A shares. On July 16, 2002, the Board of Trustees approved the creation of Class 3 shares and the renaming of the Class A and B shares to Class 1 and 2, respectively.

     Class 1 shares of each Portfolio are offered only in connection with certain Variable Contracts. Class 2 and 3 shares of a given Portfolio are identical in all respects to Class 1 shares of the same Portfolio, except that
(i) each class may bear differing amounts of certain class-specific expenses;
(ii) Class 2 and 3 shares are subject to service fees, while Class 1 shares are not; and (iii) Class 2 and 3 shares have voting rights on matters that pertain to the Rule 12b-1 plans adopted with respect to Class 2 and 3 shares. The Board of Trustees may establish additional portfolios or classes in the future.

     On December 21, 2001, the High Yield Bond Portfolio was liquidated.

     On June 17, 2003, the Board of Trustees approved the creation of the Asset Allocation Portfolio. The Asset Allocation Portfolio is the survivor of a reorganization involving itself and the corresponding series of SunAmerica Series Trust (referred to herein as the "Prior Asset Allocation Portfolio") which became effective on November 24, 2003. This means that the Asset Allocation Portfolio adopted the financial statements and performance record of the Prior Asset Allocation Portfolio as of November 24, 2003.

     AIG SunAmerica Asset Management Corp. ("AIG SAAMCo" or the "Adviser") serves as investment adviser and manager for the Portfolios. As described in the Prospectus, AIG SAAMCo retains Wellington Management Company, LLP ("Wellington Management") and Edge Asset Management, Inc. ("EAM") (formerly WM Advisors, Inc.) to provide investment advisory services to the Portfolios (each a "Subadviser," and collectively, the "Subadvisers") pursuant to Subadvisory Agreements with AIG SAAMCo.

                         INVESTMENT GOALS AND STRATEGIES

     The investment goal of each Portfolio is fundamental and may not be changed without shareholder approval. Except for those investment goals, restrictions and operating policies specifically identified as fundamental below, the investment goals, restrictions and operating policies set forth in the Prospectus and Statement of Additional Information are non-fundamental and may be changed without shareholder approval.

     The investment goal and principal investment strategy for each of the Portfolios, along with certain types of investments the Portfolios make under normal market conditions and for efficient portfolio management, are described under "More Information About the Portfolios - Investment Strategies" in the Prospectus. The following information is provided for those investors wishing to have more comprehensive information than that contained in the Prospectus.

                           GROWTH AND INCOME PORTFOLIO

     The investment goal of the Growth and Income Portfolio is to provide high current income and long-term capital appreciation. Under normal circumstances, the Portfolio seeks to achieve its investment objective by investing primarily (at least 65% of total assets) in core equity securities that provide the potential for growth and offer income, such as dividend-paying stocks. Historically, a significant portion of the return on common stocks has come from the income paid and the reinvestment of that income. The dividend a stock pays has also provided some cushion during periods of stock market volatility. As a result, the Portfolio applies a conservative, long-term approach to stock selection, combining top-down sector analysis with bottom-up security selection based on fundamental research.

                                GROWTH PORTFOLIO

     The investment goal of the Growth Portfolio is capital appreciation. Under normal circumstances, the Portfolio will invest primarily in core equity securities that are widely diversified by industry and company. The Portfolio invests predominantly in larger companies, but normally will also invest in small and medium sized companies. The Portfolio is well diversified and its investments are more broadly represented within each industry sector than more concentrated portfolios which may take bigger industry bets. As a result, the Portfolio should be viewed as a core U.S. equity portfolio. The Portfolio favors stocks of seasoned companies with proven records, above-average earnings growth and profitability, a strong balance sheet and superior management. In selecting smaller sized companies, the Portfolio seeks outstanding growth records and potential.

                         CAPITAL APPRECIATION PORTFOLIO

     The investment goal of the Capital Appreciation Portfolio is long-term capital appreciation. Under normal circumstances, the Portfolio invests primarily in growth equity securities across a wide range of industries and companies, using a wide-ranging and flexible stock picking approach. The Portfolio may also invest in cash equivalents and index futures. Subject to the limitations listed in the Prospectus and herein, the Portfolio may invest in securities of foreign companies. This includes direct investments through purchases in foreign markets, as well as indirect investments through purchases of Depositary Receipts, such as ADRs (as defined herein).

     The Portfolio follows a dynamic investment approach. Investments will be selected from a broad universe of securities on the basis of the Subadviser's assessment of the potential for capital appreciation. As a result, investments used in the future may be different from those used today. In addition, investors should expect the Portfolio's focus on particular companies, industries, countries, styles and market capitalizations (company size) to vary as a result of new and changing investment opportunities and the Subadviser's stock selection process. Because large positions may be taken, the risk of the Portfolio Manager being wrong is larger than in an index fund or some other more passive investment.

     The Portfolio's universe of investments includes stocks of smaller companies which may be newer and less seasoned, stocks of companies in new or changing industries, and stocks with greater potential for future appreciation in value -- including under-valued or low-priced securities.

                           NATURAL RESOURCES PORTFOLIO

     The investment goal of the Natural Resources Portfolio is to provide total return in excess of the U.S. rate of inflation as represented by the Consumer Price Index. The Portfolio invests using a value approach primarily in equity securities of U.S. or foreign companies that are expected to provide favorable returns in periods of rising inflation; under normal market conditions at least 80% of net assets are invested in securities related to natural resources, such as energy, metals, mining, and forest products. Net assets will take into account borrowings for investment purposes. The Portfolio concentrates its investments in four principal areas:

     - Energy. The energy sector includes companies engaged in exploration, extraction, servicing, processing, distribution and transportation of oil, natural gas and other energy sources.

     - Metals and mining. The metals and mining sector includes companies engaged in exploration, mining, processing, fabrication, marketing or distribution of precious and non-precious metals and minerals.

     - Forest products. The forest product sector includes timber, pulp and paper product companies.

     - Other natural resources. Other natural resource-based companies include companies engaged in real estate and the production, processing and distribution of agricultural products, fertilizer and miscellaneous raw materials.

     Under normal circumstances, the Portfolio will invest principally in equity securities. The Portfolio will invest in domestic securities as well as foreign securities. The Portfolio will make direct investments in foreign equities by purchasing stock in foreign markets, as well as indirect investments in foreign equities through purchases of Depositary Receipts, such as ADRs.

                           ASSET ALLOCATION PORTFOLIO

     The investment goal of the Asset Allocation Portfolio is high total return (including income and capital gains) consistent with long-term preservation of capital. In addition, the Portfolio is managed using a proprietary top-down macro analysis for Asset Allocation among its different asset classes, sectors and styles. Top-down macro analysis involves the assessment of factors such as trends in economic growth, inflation and the capital market environment.

                              MULTI-ASSET PORTFOLIO

     The investment goal of the Multi-Asset Portfolio is to seek long-term total investment return consistent with moderate investment risk. Total return consists of any income (such as dividends and interest) plus any capital gains and losses from the Portfolio's investments. The Portfolio's allocation of assets among securities and asset classes, including equity securities, investment grade fixed income securities and cash is actively managed. To adjust asset class allocations, the Portfolio may use derivatives, such as stock index futures and bond futures. The Portfolio is expected to be less risky than the Strategic Multi-Asset Portfolio. The Subadviser allocates the assets of the Portfolio among the following Sub-Portfolios:

     - Core Equity Sub-Portfolio. The Core Equity Sub-Portfolio invests primarily in securities that provide the potential for growth and offer income. The Sub-Portfolio generally invests in U.S. common stocks that pay a dividend. Historically, a significant portion of the return on common stocks has come from the income paid and the reinvestment of that income. The dividend a stock pays has also provided some cushion during period of stock market volatility. As a result, the Sub-Portfolio applies a conservative, long-term approach to stock selection, combining top-down sector analysis with bottom-up security selection based on fundamental research.

     - Core Bond Sub-Portfolio. The Core Bond Sub-Portfolio invests primarily in "investment-grade" bonds and other fixed income securities. Investment grade securities are those rated at the time of purchase "Baa" or better by Moody's Investor Service, Inc. ("Moody's") or "BBB" or better by Standard & Poor's Rating Services ("S&P") or unrated securities that are deemed to be of comparable quality by the Subadviser. These securities may be issued in the U.S. or abroad, but generally will be denominated in U.S. dollars.

                         STRATEGIC MULTI-ASSET PORTFOLIO

     The investment goal of the Strategic Multi-Asset Portfolio is high long-term total investment return. Total return consists of any income (such as dividends and interest) plus any capital gains and losses from the Portfolio's investments. The Portfolio's allocation of assets among securities, including equity securities of U.S. and foreign companies, large, medium and small company equity securities, global fixed income securities (including high yield, high risk bonds) and cash is actively managed. The Portfolio is expected to be more risky than the Multi-Asset Portfolio. Investments in fixed income securities may include "high yield/high risk" securities or "junk bonds" issued in the U.S. or abroad. Investments in common stocks include investments in smaller companies as well as non-U.S. stocks. The Subadviser periodically meets with a variety of firm wide resources frequently to discuss the outlook of asset class (stocks, bonds and cash), country and currency to determine target allocation ranges. To adjust asset class, country and currency allocations, the Portfolio may use currency or derivatives, such as currency forwards, bond forwards, stock index futures and bond futures. The Subadviser allocates the assets of the Portfolio among the following Sub-Portfolios, each of which is more highly concentrated than a stand-alone version would be in recognition of the diversification already present in the total Portfolio:

     - Global Core Equity Sub-Portfolio. The Global Core Equity Sub-Portfolio invests in common stocks of a highly diversified group of companies and industries worldwide. The Sub-Portfolio invests primarily in stocks of companies which are considered large to medium-sized (measured by market capitalization) in the markets where these investments trade. The Sub-Portfolio may also invest in smaller companies when management views them as attractive alternatives to the stocks of large or more established companies. The Sub-Portfolio will make direct investments in foreign equities by purchasing stocks in foreign markets, as well as indirect investments in foreign equities through purchases of depositary receipts, such as ADRs. The Sub-Portfolio invests primarily in stocks which trade in larger or more established markets, but may also invest (to a lesser degree) in smaller, less-developed or emerging markets, where management believes there is significant opportunity for growth of capital. The definition of "emerging markets" may change over time as a result of development in national or regional economies and capital markets. Within emerging market investments, the Sub-Portfolio seeks to participate in the more established markets which management believes provide sufficient liquidity.

     - Global Core Bond Plus Sub-Portfolio. The Global Core Bond Plus Sub-Portfolio seeks a high level of current income by investing in a diverse group of fixed income securities issued by U.S. and foreign companies, foreign governments (including their agencies and instrumentalities), and supranational agencies (such as the World Bank, European Investment Bank and European Bank for Reconstruction and Development). The Sub-Portfolio may invest in "investment-grade" bonds and other fixed income securities. Investment grade securities are those rated at the time of purchase "Baa" or better by Moody's or "BBB" or better by S&P, or unrated securities that are deemed to be of comparable quality by the Subadviser. The Sub-Portfolio may also invest up to 20% in securities rated at the time of purchase below "Baa" by Moody's or "BBB" by S&P, commonly referred to as "junk bonds" or "high yield/high risk" securities, or in unrated securities that are of comparable quality as determined by the Subadviser. Non-US dollar denominated fixed income securities are hedged back into US dollars which involves currency transactions such as currency forwards.

     - Capital Appreciation Sub-Portfolio. The Capital Appreciation Sub-Portfolio seeks long term capital appreciation by investing in a widely diversified portfolio of growth equity securities. The Sub-Portfolio invests in substantially the same securities as the Capital Appreciation Portfolio, although holds a smaller number of securities.

                             MONEY MARKET PORTFOLIO

     The investment goal of the Money Market Portfolio is current income consistent with stability of principal. The Portfolio will comply with the rules and regulations of the Securities and Exchange Commission (the "SEC") applicable to money market funds. These regulations impose certain quality, maturity and diversification guidelines on investments of the Portfolio. As a result, the Portfolio invests in a diversified portfolio of money market instruments maturing in 397 days or less and maintains a dollar-weighted average portfolio maturity of not more than 90 days.

     The Portfolio will be reinvested in obligations denominated in U.S. dollars which at the time of purchase are "eligible securities" as defined by the SEC. Under SEC regulations, an eligible security generally is an instrument that is rated in the highest rating category for short-term debt obligations, or unrated security which is determined by the Subadviser to be of comparable quality. Eligible securities may include:

     - Commercial paper and other short-term obligations of U.S. and foreign corporations.

     - Certificates of deposit, time deposits, bank notes, bankers' acceptances and other obligations of U.S. savings and loan institutions, U.S. commercial banks (including foreign branches of such banks), and foreign banks, provided that such institutions (or, in the case of a branch, the parent institution) have total assets of $500 million or more as shown on their last published financial statements at the time of investment.

     - Obligations issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities.

     -    Short-term obligations issued by state and local governments.

     - Obligations of foreign governments, including Canadian and Provincial Government and Crown Agency Obligations.

     - Asset-backed securities, including collateralized mortgage obligations ("CMOs"), and other interests in special purpose trusts designed to meet the quality and maturity requirements applicable to eligible securities.

     -    Repurchase agreements.

                      GOVERNMENT AND QUALITY BOND PORTFOLIO

     The investment goal of the Government and Quality Bond Portfolio is relatively high current income, liquidity and security of principal. Under normal circumstances, the Portfolio will invest at least 80% of net assets in obligations issued, guaranteed or insured by the U.S. government, its agencies or instrumentalities and in high quality corporate fixed income securities. "Net assets" will take into account borrowing for investments purposes.

     The Portfolio will invest in high quality corporate bonds (rated AA- or better by S&P or Aa3 or better by Moody's). In addition, up to 20% of the Portfolio may be invested in bonds rated as low as "A" by Moody's or S&P, or unrated securities that are deemed to be of comparable quality by the Subadviser. Net assets will take into account borrowings for investment purposes.

     The Portfolio will invest a significant portion of its assets in mortgage-backed securities, including those known as "Ginnie Maes" or GNMA securities, "Fannie Maes" or FNMA securities, "Freddie Mac" or FHLMC securities and collateralized mortgage obligations or CMOs, which represent a participation in the principal and interest payments arising from a pool of residential mortgages.

                       SUPPLEMENTAL INVESTMENT/RISK CHARTS

     The following charts and information supplements the information contained in the Prospectus and also provides information concerning investments the Portfolios make on a periodic basis which includes infrequent investments or investments in which the Portfolios reserve the right to invest. We have also included a supplemental glossary to detail additional investments the Portfolios reserve the right to make as well as to define investment and risk terminology used in the charts below that does not otherwise appear in the Prospectus under the section entitled "Glossary." In addition, the supplemental glossary also provides additional and/or more detailed information about certain investment and risk terminology that appears in the Prospectus under the section entitled "Glossary." Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase.

                                EQUITY PORTFOLIOS

                       GROWTH AND INCOME            GROWTH          CAPITAL APPRECIATION    NATURAL RESOURCES
                    ----------------------    -------------------   --------------------    -----------------
In what other       -- REITS                -- Fixed income         -- Fixed income         -- Fixed income securities:
types of            -- Hybrid instruments      securities              securities           -- U.S. government
investments may        (up to 10%)          -- Short-term           -- Short-term              securities
the Portfolio       -- Securities lending      investments             investments          -- Foreign fixed income
periodically           (up to 33 1/3%)      -- REITS                -- REITS                   securities
invest?                                     -- Hybrid instruments   -- Hybrid instruments   -- Asset and mortgage
                                               (up to 10%)             (up to 10%)             backed securities
                                            -- Securities lending   -- Securities lending   -- Investment grade
                                               (up to 33 1/3%)         (up to 33 1/3%)         corporate bonds
                                                                                            -- Short-term investments
                                                                                            --  Registered investment
                                                                                                companies
                                                                                            -- Hybrid instruments
                                                                                               (up to 10%)

                                                                                            -- Securities lending
                                                                                               (up to 33 1/3%)

What other types    -- Illiquidity          -- Credit quality       -- Credit quality       -- Credit quality
of risks may        -- Derivatives          -- Illiquidity          -- Illiquidity          -- Illiquidity
potentially or      -- Small and medium     -- Prepayment           -- Prepayment           -- Prepayment
periodically           companies            -- Derivatives          -- Derivatives          -- Derivatives
affect the          -- IPO investing        -- Interest rate        -- Interest rate        -- Interest rate
Portfolio?          -- Credit quality          fluctuations            fluctuations            fluctuations
                    -- Emerging markets     -- IPO investing        -- IPO investing        -- IPO investing
                                            -- Emerging markets     -- Emerging markets     -- Emerging markets

                           ASSET ALLOCATION PORTFOLIOS

                            ASSET ALLOCATION        MULTI-ASSET             STRATEGIC MULTI-ASSET
                            ----------------        -----------             ---------------------
In what other types of      -- Securities lending   -- REITs                -- Fixed-income securities:
investments may the            (up to 33 1/3 %)     -- Hybrid instruments   -- zero coupon bonds
Portfolio periodically                                 (up to 10%)          -- REITS
invest?                                             -- Securities lending   -- Hybrid instruments
                                                       (up to 33 1/3%)         (up to 10%)
                                                                            -- Securities lending
                                                                               (up to 33 1/3%)
What other types of risks   -- Emerging markets     -- Small and medium     -- Illiquidity
may potentially or          -- IPO investing           sized companies      -- Derivatives
periodically affect the                             -- Illiquidity          -- IPO investing
Portfolio?                                          -- Derivatives
                                                    -- IPO investing
                                                    -- Emerging markets

                             FIXED INCOME PORTFOLIOS

                                         MONEY MARKET                 GOVERNMENT AND QUALITY BOND
                                         ------------                 ---------------------------
In what other types of investments may   -- Illiquid securities       -- Hybrid instruments (up to 10%)
the Portfolio periodically invest?       -- Asset-backed securities   -- Short-term investments
                                         -- CMOs                      -- Securities lending (up to 33 1/3%)

What other types of risks may            -- Illiquidity               -- Illiquidity
potentially or periodically affect the   -- Prepayment                -- Derivatives
portfolio?                               -- Foreign exposure          -- Foreign exposure

                              SUPPLEMENTAL GLOSSARY

     ASSET-BACKED SECURITIES, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

     Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support that fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

     BORROWING. All of the Portfolios (except the Money Market Portfolio) are authorized to borrow money to the extent permitted by applicable law. The Investment Company Act of 1940, as amended (the "1940 Act") permits each Portfolio to borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. In seeking to enhance performance, a Portfolio may borrow for investment purposes and may pledge assets to secure such borrowings. The Money Market Portfolio may not borrow money except for temporary emergency purposes, and then in an amount not in excess of 10% of the value of the Portfolio's total assets. In the event that asset coverage for a Portfolio's borrowings falls below 300%, the Portfolio will reduce within three days the amount of its borrowings in order to provide for 300% asset coverage.

     To the extent a Portfolio borrows for investment purposes, borrowing creates leverage which is a speculative characteristic. Although a Portfolio is authorized to borrow, it will do so only when the Subadviser believes that borrowing will benefit the Portfolio after taking into account considerations such as the costs of borrowing and the likely investment returns on securities purchased with borrowed monies. Borrowing by a Portfolio will create the opportunity for increased net income but, at the same time, will involve special risk considerations. Leveraging results from borrowing and will magnify declines as well as increases in a Portfolio's net asset value per share and net yield. The Portfolios expect that all of their borrowing will be made on a secured basis. The Portfolios will segregate cash or other liquid assets securing the borrowing for the benefit of the lenders. If assets used to secure a borrowing decrease in value, a Portfolio may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets.

     CREDIT DEFAULT SWAPS involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit default swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party upon the occurrence of specified credit events.

     CURRENCY VOLATILITY. The value of a Portfolio's foreign investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio's non-U.S. dollar denominated securities.

     DERIVATIVES. A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). In recent years, derivative securities have become increasingly important in the field of finance. Futures and options are now actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed "over-the-counter" markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a contract is used to hedge another position in a Portfolio, the Portfolio will be exposed to the risks associated with hedging as described in this glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, a Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

     EQUITY SWAPS are typically entered into for the purpose of investing in a market without owning or taking physical custody of securities in various circumstances where direct investment in the securities is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swaps contracts may be structured in different ways. The counterparty will generally agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Portfolio may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Portfolio on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Portfolio on the notional amount. In other cases, the counterparty and the Portfolio may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

     A Portfolio will generally enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Portfolio is contractually obligated to make. If the other party to an equity swap defaults, the Portfolio's risk of loss consists of the net amount of payment that the Portfolio is contractually entitled to receive (if any). The Portfolio will segregate cash or other liquid securities in an amount having an aggregate net asset value at least equal to the accrued excess of the Portfolio's obligations over its entitlements with respect to each equity swap.

     Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Portfolio's potential exposure, as permitted by applicable law, the Portfolio believes that such transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to the Portfolio's borrowing restrictions.

     EXCHANGE TRADED FUNDS ("ETFs") are types of investment companies that may be bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. The Portfolio could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risk of owning the underlying securities they are designed to track. Lack of liquidity in an ETF results in its being more volatile and ETFs have management fees which increase their cost. See "Other Investment Companies."

     FLOATING RATE OBLIGATIONS. These securities have a coupon rate that changes at least annually and generally more frequently. The coupon rate is set in relation to money market rates. The obligations, issued primarily by banks, other corporations, governments and semi-governmental bodies, may have a maturity in excess of one year. In some cases, the coupon rate may vary with changes in the yield on Treasury bills or notes or with changes in LIBOR (London Interbank Offering Rate). The Adviser considers floating rate obligations to be liquid investments because a number of U.S. and foreign securities dealers make active markets in these securities.

     FOREIGN SECURITIES. Investments in foreign securities offer potential benefits not available from investments solely in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. Each Portfolio is authorized to invest in foreign securities. A Portfolio may purchase securities issued by issuers in any country.

     Each Portfolio may invest in securities of foreign issuers in the form of American Depositary Receipts ("ADRs"). Each Portfolio may also invest in securities of foreign issuers in the form of European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. The Portfolios, other than the Money Market Portfolio and Government and Quality Bond Portfolio, may invest in non-US dollar denominated securities of foreign companies. ADRs are securities, typically issued by a U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository that has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Holders of unsponsored ADRs generally bear all the costs associated with establishing the unsponsored ADR. The depository of an unsponsored ADR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited securities or pool of securities. A Portfolio may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the U.S. can reduce costs and delays as well as potential currency exchange and other difficulties. The Portfolio may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate that settles at the Portfolio's custodian in three days. The Portfolio may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the U.S. as a domestic issuer. Accordingly, the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. For purposes of a Portfolio's operating policies, the Portfolio's investments in these types of securities will be deemed to be investments in the underlying securities. Generally ADRs, in registered form, are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into the underlying foreign security. EDRs, in bearer form, are designed for use in the European securities markets. Each Portfolio, other than the Money Market Portfolio and Government

Quality Bond Portfolio, also may invest in securities denominated in European Currency Units ("ECUs"). An ECU is a "basket" consisting of specified amounts of currencies of certain of the twelve member states of the European Community. In addition, each Portfolio may invest in securities denominated in other currency "baskets."

     Investments in foreign securities, including securities of emerging market countries, present special additional investment risks and considerations not typically associated with investments in domestic securities, including reduction of income by foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than the U.S.; greater difficulties in commencing lawsuits; higher brokerage commission rates and custodian fees than the U.S.; increased possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; the imposition of foreign taxes on investment income derived from such countries; and differences (which may be favorable or unfavorable) between the U.S. economy and foreign economies. An emerging market country is one that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Historical experience indicates that the markets of emerging market countries have been more volatile than more developed markets; however, such markets can potentially provide higher rates of return to investors.

     The performance of investments in securities denominated in a foreign currency ("non-dollar securities") will depend on, among other things, the strength of the foreign currency against the dollar and the interest rate environment in the country issuing the foreign currency. Absent other events that could otherwise affect the value of non-dollar securities (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a Portfolio's non-dollar securities in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio's non-dollar securities. Currencies are evaluated on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.

     Because the Portfolios may invest in securities that are listed primarily on foreign exchanges that trade on weekends or other days when the Trust does not price its shares, the value of the Portfolios' shares may change on days when a shareholder will not be able to purchase or redeem shares.

     FORWARD COMMITMENTS. A Portfolio may make contracts to purchase or sell eligible securities for a fixed price with delivery and cash settlement to occur at a future date beyond normal settlement time. At the time that a Portfolio enters into a forward commitment to sell a security, the Portfolio may not hold that security. The Portfolio may also dispose of or renegotiate a commitment prior to settlement. A Portfolio will designate cash or other liquid securities at least equal to the value of purchase commitments until payment is made. A Portfolio will likewise segregate liquid assets in respect of securities sold on a future commitment basis. At the time a Portfolio makes a commitment to purchase or sell a security, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received in determining its net asset value.

     During the period between commitment by a Portfolio and settlement, no payment is made by the purchaser, and typically no interest accrues to the purchaser from the transaction, although a Portfolio may earn income on securities it has segregated. At settlement, the value of the securities may be more or less than the purchase price.

     When purchasing a security on a forward commitment basis, a Portfolio assumes the risks of ownership of the security, including the risk of price and yield fluctuations. Because a Portfolio is not required to pay for the security until settlement, these risks are in addition to the risks associated with the Portfolio's other investments. If the Portfolio remains substantially fully invested at a time when forward commitment purchases are outstanding, the purchases may result in a form of leverage.

     When the Portfolio has sold a security on a forward commitment basis, the Portfolio does not participate in future gains or losses with respect to the security. If the other party to the transaction fails to deliver or pay for the securities, the Portfolio could miss a favorable price or yield opportunity or could suffer a loss.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS ("Forward Contracts") involve bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Institutions that deal in forward currency contracts, however, are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity. No price is paid or received upon the purchase or sale of a Forward Contract. Portfolios may use Forward Contracts to reduce certain risks of their respective investments and/or to attempt to enhance return.

     Forward Contracts are generally used to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities a Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

     Forward Contracts may also be entered into with respect to specific transactions. For example, when a Portfolio enters into a contract for the purchase or sale of a security denominated in (or affected by fluctuations in, in the case of ADRs) a foreign currency, or when a Portfolio anticipates receipt of dividend payments in a foreign currency, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction. A Portfolio will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

     Forward Contracts are also used to lock in the U.S. dollar value of portfolio positions ("position hedge"). In a position hedge, for example, when a Portfolio believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a Forward Contract to sell an amount of that foreign currency approximating the value of some or all of the portfolio securities denominated in (or affected by fluctuations in, in the case of ADRs) such foreign currency, or when a Portfolio believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a Forward Contract to buy that foreign currency for a fixed dollar amount. In this situation a Portfolio may, in the alternative, enter into a Forward Contract to sell a different foreign currency for a fixed U.S. dollar amount where the Portfolio believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Portfolio are denominated ("cross-hedged"). A Portfolio may also hedge investments denominated in a foreign currency by entering into forward currency contracts with respect to a foreign currency that is expected to correlate to the currency in which the investments are denominated ("proxy hedging").

     The Portfolios will cover outstanding forward currency contracts by maintaining either liquid portfolio securities denominated in the currency underlying the forward contract or the currency being hedged, or by owning a corresponding opposite forward position (long or short position, as the case may be) in the same underlying currency with the same maturity date ("Covering/Closing Forwards"). To the extent that a Portfolio is not able to cover its forward currency positions with either underlying portfolio securities or with Covering/Closing Forwards, or to the extent to which any portion of a position is either not covered by a corresponding opposite position or is "out of the money" in the case where settlement prices are different on the short and long positions, the Portfolio will segregate cash or other liquid securities having a value equal to the aggregate amount of the Portfolio's commitments under Forward Contracts entered into with respect to position hedges and cross-hedges. If the value of the securities declines, additional cash or securities will be segregated on a daily basis so that the value of the account will equal the amount of the Portfolio's commitments with respect to such contracts. As an alternative to segregation, a Portfolio may purchase a call option permitting the Portfolio to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the Forward Contract price or the Portfolio may purchase a put option permitting the Portfolio to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the Forward Contract price. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts.

     The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency a Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Portfolio to sustain losses on these contracts and transactions costs.

     Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Portfolio if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

     At or before the maturity of a Forward Contract requiring a Portfolio to sell a currency, the Portfolio may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Portfolio may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Portfolio would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

     The cost to a Portfolio of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, a Portfolio must evaluate the credit and performance risk of each particular counterparty under a Forward Contract.

     Although a Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Portfolio may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

     HYBRID INSTRUMENTS, including indexed and structured securities, and ETFs, combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

     Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level and payoffs of less than par if rates were above the specified level. Furthermore, the Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful and the Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid Instrument.

     The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the Hybrid Instrument, which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

     Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

     Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

     Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale) value of such an investment could be zero. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Portfolio and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor the Portfolio would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the Commodity Futures Trading Commission (the "CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

     The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Portfolio. Accordingly, a Portfolio will limit its investments in Hybrid Instruments to 10% of its total assets.

     Hybrid Instruments include structured investments which are organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in Structured Securities are generally of a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

     ILLIQUID SECURITIES. Each of the Portfolios may invest no more than 10% (15% for Asset Allocation Portfolio) of its net assets, determined as of the date of purchase, in illiquid securities, including repurchase agreements that have a maturity of longer than seven days, or in other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. There generally will be a lapse of time between a mutual fund's decision to sell an unregistered security and the registration of such security promoting sale. Adverse market conditions could impede a public offering of such securities. When purchasing unregistered securities, the Portfolios will seek to obtain the right of registration at the expense of the issuer (except in the case of "Rule 144A securities," as described below).

     In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act for which there is a readily available market will not be deemed to be illiquid. The Adviser or Subadviser, as the case may be, will monitor the liquidity of such restricted securities subject to the supervision of the Board of Trustees of the Trust. In reaching liquidity decisions, the Adviser or Subadviser, as the case may be, will consider, inter alia, pursuant to guidelines and procedures established by the Trustees, the following factors:
(1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

     Commercial paper issues in which a Portfolio may invest include securities issued by major corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934 is generally eligible to be sold in reliance on the safe harbor of Rule 144A described above. The Money Market Portfolio's 10% limitation on investments in illiquid securities includes Section 4(2) paper that the Adviser or Subadviser has not determined to be liquid pursuant to guidelines established by the Board of Trustees. The Portfolio's Board of Trustees delegated to the Adviser the function of making day-to-day determinations of liquidity with respect to Section 4(2) paper, pursuant to guidelines approved by the Trustees that require the Adviser to take into account the same factors described above for other restricted securities and require the Adviser to perform the same monitoring and reporting functions.

     INTEREST-RATE SWAPS, MORTGAGE SWAPS, CAPS, FLOORS AND COLLARS. Entering into interest-rate swaps or mortgage swaps or purchasing interest-rate caps, floors or collars is often done to protect against interest rate fluctuations and hedge against fluctuations in the fixed income market. A Portfolio will generally enter into these hedging transactions primarily to preserve a return or spread on a particular investment or portion of the portfolio and to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest-rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating-rate payments for fixed-rate payments. Since interest-rate swaps are individually negotiated, the Portfolios expect to achieve an acceptable degree of correlation between their respective portfolio investments and their interest-rate positions. Portfolios will enter into interest-rate swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolios receiving or paying, as the case may be, only the net amount of the two payments. Interest-rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest-rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the other party to an interest-rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive, if any. The use of interest-rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

     Mortgage swaps are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to a reference pool or pools of mortgages.

     The purchase of an interest-rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest-rate cap. The purchase of an interest-rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest-rate floor. An interest-rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

     Portfolios will not enter into any mortgage swap, interest-rate swap, cap or floor transaction unless the unsecured commercial paper, senior debt, or the claims-paying ability of the other party thereto is rated either AA or A-1 or better by S&P's or Aa or P-1 or better by Moody's, or is determined to be of equivalent quality by the Subadviser.

     INTERFUND BORROWING AND LENDING PROGRAM. The Trust has received exemptive relief from the SEC which permits a Portfolio to participate in an interfund lending program among investment companies advised by AIG SAAMCo or an affiliate. The interfund lending program allows the participating Portfolios to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of participating Portfolios, including the requirement that no Portfolio may borrow from the program unless it receives a more favorable interest rate than would be available to any of the participating Portfolios from a typical bank for comparable transaction. In addition, a Portfolio may participate in the program only if and the extent that such participation is consistent with the Portfolio's investment objectives and policies (for instance, money market funds would normally participate only as lenders). Interfund loans and borrowings may extend overnight but could have a maximum duration of seven days. Loans may be called on one business day's notice. A Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Board of the participating Portfolios. To the extent a Portfolio is actually engaged in borrowing through the interfund lending program, the Portfolio will comply with its investment policy on borrowing.

     INVERSE FLOATERS are leveraged inverse floating rate debt instruments. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Portfolio's 10% limitation on investments in such securities.

     IPO INVESTING. A Portfolio's purchase of shares issued as part of, or a short period after, a company's initial public offerings ("IPOs"), exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers may be volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

     LOAN PARTICIPATIONS AND ASSIGNMENTS include investments in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign or corporate debt obligations and one or more financial institutions ("Lenders"). Investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. In the case of Participations, the Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. A Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the borrower is determined by the Subadviser to be creditworthy. When a Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, the Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Portfolio to assign a value to these securities for purposes of valuing the Portfolio and calculating its net asset value.

     MORTGAGE-BACKED SECURITIES include investments in mortgage-related securities, including certain U.S. government securities such as GNMA, FNMA or FHLMC certificates (as defined below), and private mortgage-related securities, which represent an undivided ownership interest in a pool of mortgages. The mortgages backing these securities include conventional thirty-year fixed-rate mortgages, fifteen-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The U.S. government or the issuing agency guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates. These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments, including prepayments, on the mortgages underlying the certificate, net of certain fees.

     The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. Thus, the actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Portfolio to differ from the yield calculated on the basis of the expected average life of the pool.

     Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as does the value of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise on a comparable basis with other debt securities because of the prepayment feature of pass-through securities. The reinvestment of scheduled principal payments and unscheduled prepayments that the Portfolio receives may occur at higher or lower rates than the original investment, thus affecting the yield of the Portfolio. Monthly interest payments received by the Portfolio have a compounding effect, which may increase the yield to shareholders more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of the principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount. A Portfolio may purchase mortgage-backed securities at a premium or at a discount.

     The following is a description of GNMA, FNMA and FHLMC certificates, the most widely available mortgage-backed securities:

          GNMA Certificates. GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that a Portfolio may purchase are the modified pass-through type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.

          GNMA guarantees the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmer's Home Administration ("FMHA"), or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is authorized by the National Housing Act and is backed by the full faith and credit of the United States. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

          The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosure will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Portfolio has purchased the certificates at a premium in the secondary market.

          The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the GNMA Certificates by the amount of the fees paid to GNMA and the issuer. The coupon rate by itself, however, does not indicate the yield which will be earned on GNMA Certificates. First, GNMA Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semiannually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if the higher-yielding mortgages from the pool are prepaid, the yield on the remaining pool will be reduced.

          FHLMC Certificates. The FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs") (collectively, "FHLMC Certificates"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest (and, under certain circumstances, principal) of PCs and the ultimate payment of principal.

          GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.

          FNMA Certificates. The FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool. The FNMA guarantee is not backed by the full faith and credit of the U.S. Government. However, FNMA guarantees timely payment of interest and principal on FNMA certificates.

Other types of pass through mortgage-backed securities include:

          Conventional Mortgage Pass-Through Securities represent participation interests in pools of mortgage loans that are issued by trusts formed by originators of the institutional investors in mortgage loans (or represent custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loans associations, credit unions, savings banks, insurance companies, investment banks or special purpose subsidiaries of the foregoing. For federal income tax purposes, such trusts are generally treated as grantor trusts or Real Estate Mortgage Investment Conduits ("REMICs") and, in either case, are generally not subject to any significant amount of federal income tax at the entity level.

          The mortgage pools underlying Conventional Mortgage Pass-Throughs consist of conventional mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on residential or mixed residential and commercial properties. Conventional Mortgage Pass-Throughs (whether fixed or adjustable rate) provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amount paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. A trust fund with respect to which a REMIC election has been made may include regular interests in other REMICs, which in turn will ultimately evidence interests in mortgage loans.

          Conventional mortgage pools generally offer a higher rate of interest than government and government-related pools because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loans, title, pool and hazard insurance and letters of credit. The insurance and guarantees may be issued by private insurers and mortgage poolers. Although the market for such securities is becoming increasingly liquid, mortgage-related securities issued by private organizations may not be readily marketable.

          Collateralized Mortgage Obligations ("CMOs") are fully collateralized bonds that are the general obligations of the issuer thereof (e.g., the U.S. government, a U.S. government instrumentality, or a private issuer). Such bonds generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (i.e., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs.

          Principal and interest on the underlying mortgage assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the mortgage assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

          Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are those that are structured to apply principal payments and prepayments of the mortgage assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

          A wide variety of CMOs may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which accrue interest at a specified rate only until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay CMOs which generally require that specified amounts of principal be applied on each payment date to one or more classes of CMOs (the "PAC Certificates"), even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created to absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.

          Stripped Mortgage-Backed Securities ("SMBS") are often structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. SMBS have greater market volatility than other types of U.S. government securities in which a Portfolio invests. A common type of SMBS has one class receiving some of the interest and all or most of the principal (the "principal-only" class) from the mortgage pool, while the other class will receive all or most of the interest (the "interest-only" class). The yield to maturity on an interest-only class is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments, including principal prepayments, on the underlying pool of mortgage assets, and a rapid rate of principal payment may have a material adverse effect on a Portfolio's yield. While interest-only and principal-only securities are generally regarded as being illiquid, such securities may be deemed to be liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Portfolio's net asset value per share. Only government interest-only and principal-only securities backed by fixed-rate mortgages and determined to be liquid under guidelines and standards established by the Trustees may be considered liquid securities not subject to a Portfolio's limitation on investments in illiquid securities.

     NEWLY DEVELOPED SECURITIES. In addition, each Portfolio may invest in securities and other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with the Portfolio's investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws. The Prospectus and SAI, as appropriate, will be amended or supplemented as appropriate to discuss any such new investments.

     OPTIONS AND FUTURES are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index. An option gives its owner the right, but not the obligation, to buy ("call") or sell ("put") a specified amount of a security at a specified price within in a specified time period. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price. Options and Futures (defined below) are generally used for either hedging or income enhancement purposes.

     Options can be either purchased or written (i.e., sold). A call option written by a Portfolio obligates a Portfolio to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. After any such sales up to 25% of a Portfolio's total assets may be subject to calls. All call options written by a Portfolio must be "covered," which means that a Portfolio will own the securities subject to the option as long as the option is outstanding. The purpose of writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, a Portfolio may forego the opportunity to profit from an increase in the market price of the underlying security.

     A put option written by a Portfolio obligates a Portfolio to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by a Portfolio must be "covered," which means that the Portfolio will segregate cash or other liquid securities with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for a Portfolio. However, in return for the option premium, a Portfolio accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

     The following is more detailed information concerning options, futures and options on futures:

          Options on Securities. When a Portfolio writes (i.e., sells) a call option ("call") on a security it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. A Portfolio has retained the risk of loss should the price of the underlying security decline during the call period, which may be offset to some extent by the premium.

          To terminate its obligation on a call it has written, a Portfolio may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because a Portfolio retains the underlying security and the premium received. If a Portfolio could not effect a closing purchase transaction due to lack of a market, it would hold the callable securities until the call expired or was exercised.

          When a Portfolio purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. A Portfolio benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and a Portfolio will lose its premium payment and the right to purchase the underlying investment.

          A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to a Portfolio as writing a covered call. The premium a Portfolio receives from writing a put option represents a profit as long as the price of the underlying investment remains above the exercise price. However, a Portfolio has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, a Portfolio (as the writer of the put) realizes a gain in the amount of the premium. If the put is exercised, a Portfolio must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, a Portfolio may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

          A Portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit a Portfolio to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Portfolio. A Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.

          When a Portfolio purchases a put, it pays a premium and has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment a Portfolio owns enables the Portfolio to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Portfolio will lose its premium payment and the right to sell the underlying investment pursuant to the put. The put may, however, be sold prior to expiration (whether or not at a profit).

          Buying a put on an investment a Portfolio does not own permits the Portfolio either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the stock market, a Portfolio could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.

          When writing put options on securities, to secure its obligation to pay for the underlying security, a Portfolio will segregate liquid assets with a value equal to or greater than the exercise price of the underlying securities. As long as the obligation of a Portfolio as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring a Portfolio to take delivery of the underlying security against payment of the exercise price. A Portfolio has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which a Portfolio effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once a Portfolio has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

          The purchase of a spread option gives a Portfolio the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Portfolio does not own, but which is used as a benchmark. The risk to a Portfolio in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Portfolio against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is provided only during the life of the spread option.

          Options on Foreign Currencies. Puts and calls are also written and purchased on foreign currencies. A call written on a foreign currency by a Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A put option is "covered" if the Portfolio segregates cash or other liquid securities with a value at least equal to the exercise price of the put option. A call written by a Portfolio on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, a Portfolio collateralizes the option by segregating cash or other liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

          As with other kinds of option transactions, the writing of an option on currency will constitute only a partial hedge, up to the amount of the premium received. A Portfolio could be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Portfolio's position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs.

          Options on Securities Indices. Puts and calls on broadly-based securities indices are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or Futures. When a Portfolio buys a call on a securities index, it pays a premium. During the call period, upon exercise of a call by a Portfolio, a seller of a corresponding call on the same investment will pay the Portfolio an amount of cash to settle the call if the closing level of the securities index upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference. When a Portfolio buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Portfolio's exercise of its put, to deliver to the Portfolio an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.

          Yield Curve Options. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent not anticipated. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed. Because these securities are traded over-the-counter, the SEC has taken the position that yield curve options are illiquid and, therefore, cannot exceed the SEC illiquidity ceiling. A Portfolio that may enter into yield curve options transactions will cover such transactions as described above.

          Reset Options are options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, the Portfolio assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where the Portfolio purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.

          Futures. Interest rate futures contracts, foreign currency futures contracts and stock and bond index futures contracts, including futures on U.S. government securities (together,

     "Futures") are used primarily for hedging purposes and from time to time for income enhancement. Upon entering into a Futures transaction, a Portfolio will be required to segregate an initial margin payment of cash or other liquid securities with the futures commission merchant (the "futures broker"). Futures are also often used to adjust exposure to various equity or fixed income markets or as a substitute for investments in underlying cash markets. As the Future is marked-to-market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the Future, if a Portfolio elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Portfolio, and any loss or gain is realized for tax purposes. All Futures transactions are effected through a clearinghouse associated with the exchange on which the Futures are traded.

          Interest rate futures contracts are purchased or sold generally for hedging purposes to attempt to protect against the effects of interest rate changes on a Portfolio's current or intended investments in fixed-income securities. For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, that Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Portfolio's portfolio. However, since the Futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of that Portfolio's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, a Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Portfolio's cash reserves could then be used to buy long-term bonds on the cash market.

          Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Portfolio's current or intended investments from broad fluctuations in stock or bond prices. For example, a Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the Futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

          Foreign currency futures contracts are generally entered into for hedging or income enhancement purposes to attempt to protect a Portfolio's current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. For example, a Portfolio may sell futures contracts on a foreign currency when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the Futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Portfolio's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities since a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

          Conversely, a Portfolio could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing Futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Portfolio purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Portfolio will sustain losses on its futures position, which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

          Options on Futures include options on interest rate futures contracts, stock and bond index futures contracts and foreign currency futures contracts.

          The writing of a call option on a Futures contract constitutes a partial hedge against declining prices of the securities in the portfolio. If the Futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the portfolio holdings. The writing of a put option on a Futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures contract. If the Futures price at expiration of the put option is higher than the exercise price, a Portfolio will retain the full amount of the option premium that provides a partial hedge against any increase in the price of securities the Portfolio intends to purchase. If a put or call option a Portfolio has written is exercised, the Portfolio will incur a loss, which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its Options on Futures positions, a Portfolio's losses from exercised options on Futures may to some extent be reduced or increased by changes in the value of portfolio securities.

          A Portfolio may purchase Options on Futures for hedging purposes, instead of purchasing or selling the underlying Futures contract. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Portfolio could, in lieu of selling a Futures contract, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Portfolio will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Portfolio will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Portfolio could purchase call Options on Futures, rather than purchasing the underlying Futures contract. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Portfolio will suffer a loss equal to the price of the call but the securities the Portfolio intends to purchase may be less expensive.

          Limitations on Entering Into Futures Contracts. In addition, each Portfolio that is permitted to invest in Futures contracts has an operating policy which provides that it will not enter into Futures contracts or write put or call options with respect to Futures contracts unless such transactions are either "covered" or subject to appropriate asset segregation requirements. The Portfolio s base their asset segregation policies on methods permitted by the SEC staff and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff. Generally, these require that a Portfolio segregate an amount of assets equal to its obligations relative to the position involved, adjusted daily on a mark-to-market basis. With respect to Futures contracts that are not contractually required to "cash-settle," each Portfolio covers its open positions by setting aside liquid assets equal to the contracts' full, notional value. With respect to Futures contracts that are contractually required to "cash-settle," however, each Portfolio sets aside liquid assets in an amount equal to that Portfolio's daily marked-to-market (net) obligation (i.e., the Portfolio's daily net liability, if any), rather than the notional value. By setting aside assets equal to its net obligation under cash-settled futures, each Portfolio may employ leverage to a greater extent than if the Portfolio has an operating policy which provides that it will not enter into custodial arrangements with respect to initial or variation margin deposits or marked-to-market amounts unless the custody of such initial and variation margin deposits and marked-to-market amounts is in compliance with current SEC or Commodity Futures Trading Commission ("CFTC") staff interpretive positions or no-action letters or rules adopted by the SEC.

     OTHER INVESTMENT COMPANIES. The Natural Resources and Asset Allocation Portfolios may invest in securities of other investment companies (including ETFs such as SPDRs and iShares(SM), as defined below) subject to statutory limitations prescribed by the 1940 Act. Most ETFs are investment companies and therefore, a Portfolio's purchase of ETF shares generally are subject to the limitations on, and the risks of, a Portfolio's investments in other investment companies. These limitations include a prohibition on a Portfolio acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Portfolio's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. ETFs such as SPDRs and iShares(sm) are shares of unaffiliated investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQ(R) National Market System.

     iShares(sm) are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the Morgan Stanley Capital International ("MSCI") indices or various countries and regions. iShares(sm) are listed on the American Stock Exchange ("AMEX") and were initially offered to the public in 1996. The market prices of iShares(sm) are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares(sm) on the AMEX. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares(sm) will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares(sm) should occur in the future, the liquidity and value of the Portfolio's shares could also be substantially and adversely affected. If such disruptions were to occur, the Portfolio could be required to reconsider the use of iShares(sm) as part of its investment strategy.

     Standard & Poor's Depositary Receipts ("SPDRs") are American Stock Exchange-traded securities that represent ownership in the SPDR Trust, a trust established to accumulate and hold a portfolio of common stocks intended to track the price performance and dividend yield of the S&P 500(R). SPDRs may be used for several reasons, including but not limited to facilitating the handling of cash flows or trading, or reducing transaction costs. The use of SPDRs would introduce additional risk, as the price movement of the instrument does not perfectly correlate with the price action of the underlying index.

     PORTFOLIO TURNOVER. A Portfolio may purchase and sell securities whenever necessary to seek to accomplish its investment objectives. Portfolio turnover generally involves some expense to a Portfolio and its shareholders, including brokerage commissions and other transaction costs on the purchase and sale of securities and reinvestment in other securities.

     A Portfolio's turnover rate would equal 100% if each security in the Portfolio were replaced once per year.

     REAL ESTATE INVESTMENT TRUSTS ("REITS") pool investors' funds for investment primarily in income producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with various requirements relating to its organization, ownership, assets and income and with the requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITS may be affected by the quality of credit extended. Equity and Mortgage REITs are dependent upon management skill, may not be diversified and are subject to project financing risks. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption from registration under the 1940 Act. Changes in interest rates may also affect the value of the debt securities in the Portfolio's portfolio. By investing in REITs indirectly through the Portfolio, a shareholder will bear not only his proportionate share of the expense of the Portfolio, but also, indirectly, similar expenses of the REITs, including compensation of management.

     REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements may be entered into with brokers, dealers, domestic and foreign banks or other financial institutions that have been determined by the Subadviser to be creditworthy. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. A Portfolio will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will segregate cash or other liquid securities in an amount at least equal to its purchase obligations under these agreements (including accrued interest). In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's repurchase obligation, and the Portfolio's use of proceeds of the agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings and are subject to the percentage limitations on borrowings. See "Investment Restrictions."

     ROLL TRANSACTIONS involve the sale of mortgage or other asset-backed securities ("roll securities") with the commitment to purchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio foregoes principal and interest paid on the roll securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Portfolio also could be compensated through the receipt of fee income equivalent to a lower forward price. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction. A Portfolio will enter only into covered rolls. Because "roll" transactions involve both the sale and purchase of a security, they may cause the reported portfolio turnover rate to be higher than those reflecting typical portfolio management activities.

     Roll transactions involve certain risks, including the following: if the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to purchase or repurchase the security subject to the dollar roll may be restricted and the instrument that the Portfolio is required to repurchase may be worth less than an instrument that the Portfolio originally held. Successful use of roll transactions will depend upon the Subadviser's ability to predict correctly interest rates and in the case of mortgage dollar rolls, mortgage prepayments. For these reasons, there is no assurance that dollar rolls can be successfully employed.

     SECURITIES LENDING. Consistent with applicable regulatory requirements, each Portfolio (except the Money Market Portfolio) may lend portfolio securities in amounts up to 33 1/3% of total assets to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Portfolio and are at all times secured by cash or equivalent collateral. In lending its portfolio securities, a Portfolio receives income while retaining the securities' potential for capital appreciation. The advantage of such loans is that a Portfolio continues to receive the interest and dividends on the loaned securities while at the same time earning interest on the collateral, which will be invested in high-quality short-term debt securities, including repurchase agreements. A loan may be terminated by the borrower on one business day's notice or by a Portfolio at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only to firms deemed by the Subadviser to be creditworthy. On termination of the loan, the borrower is required to return the securities to a Portfolio; and any gain or loss in the market price of the loaned security during the loan would inure to the Portfolio. Each such Portfolio will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

     Since voting or consent rights that accompany loaned securities pass to the borrower, each such Portfolio will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Portfolio's investment in the securities that are the subject of the loan.

     SHORT SALES are affected by selling a security that a Portfolio does not own. The Asset Allocation Portfolio may engage in short sales "against the box." A short sale is "against the box" to the extent that the Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short. A short sale against the box of an "appreciated financial position" (e.g., appreciated stock) is generally treated as a sale by the Portfolio for federal income tax purposes. The Portfolio will generally recognize any gain (but not loss) for federal income tax purposes at the time that it makes a short sale against the box. The Portfolio may not enter into a short sale against the box, if, as a result, more than 25% of its total assets would be subject to such short sales.

     SHORT-TERM INVESTMENTS, including both U.S. and non-U.S. dollar denominated money market instruments, are invested in for reasons that may include; (a) for liquidity purposes (to meet redemptions and expenses); (b) to generate a return on idle cash held by a Portfolio during periods when the Subadviser is unable to locate favorable investment opportunities; or (c) for temporary defensive purposes. Although each Portfolio may invest in short-term instruments, the Money Market Portfolio invests principally in short-term investments. Common short-term investments include:

          Money Market Securities may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements, commercial paper, bankers' acceptances, time deposits and certificates of deposit.

          Commercial Bank Obligations. Certificates of deposit (interest-bearing time deposits), bankers' acceptances (time drafts drawn on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity) representing direct or contingent obligations of commercial banks. The Money Market Portfolio may also invest in obligations issued by commercial banks with total assets of less than $1 billion if the principal amount of these obligations owned by the Money Market Portfolio is fully insured by the Federal Deposit Insurance Corporation ("FDIC").

          Savings Association Obligations. Certificates of deposit (interest-bearing time deposits) issued by mutual savings banks or savings and loan associations with assets in excess of $1 billion and whose deposits are insured by the FDIC. The Money Market Portfolio may also invest in obligations issued by mutual savings banks or savings and loan associations with total assets of less than $1 billion if the principal amount of these obligations owned by the Money Market Portfolio is fully insured by the FDIC.

          Extendable Commercial Notes ("ECNs") are a type of commercial paper in which the issuer has the option to extend maturity to 390 days. ECNs are issued at a discount rate with an initial redemption of not more than 90 days from the date of issue. The issuer of an ECN has the option to extend maturity to 390 days. If ECNs are not redeemed by the issuer on the initial redemption date the issuer will pay a premium (step-up) rate based on the ECNs' credit rating at the time. A Portfolio may purchase ECNs only if judged by the Subadviser to be of suitable investment quality. This includes ECNs that are (a) rated in the two highest categories by Standard & Poor's and by Moody's, or (b) deemed on the basis of the issuer's creditworthiness to be of a quality appropriate for the Portfolio. (No more than 5% of a Portfolio's assets may be invested in ECNs in the second highest rating category; no more than the greater of 1% of the Portfolio assets or $1 million may be invested in such securities of any one issuer.) See the Appendix for a description of the ratings. A Portfolio will not purchase ECNs described in (b) above if such paper would in the aggregate exceed 15% of its total assets after such purchase.

          Commercial Paper. Short-term notes (up to 12 months) issued by corporations or governmental bodies, including variable amount master demand notes. The Money Market Portfolio may purchase commercial paper only if judged by the Subadviser to be of suitable investment quality. This includes commercial paper that is (a) rated in one of the two highest categories by any two or more nationally recognized statistical rating organizations ("NRSRO") or by one NRSRO if only one has rated the security or (b) other commercial paper deemed on the basis of the issuer's creditworthiness to be of a quality appropriate for the Money Market Portfolio. (No more than 5% of the Money Market Portfolio's assets may be invested in commercial paper in the second highest rating category; no more than the greater of 1% of the Money Market Portfolio's assets or $1 million may be invested in such securities of any one issuer.) See the Appendix for a description of the ratings. The Money Market Portfolio will not purchase commercial paper described in (b) above if such paper would in the aggregate exceed 15% of its total assets after such purchase.

          Variable Amount Master Demand Notes permit a Portfolio to invest varying amounts at fluctuating rates of interest pursuant to the agreement in the master note. These are direct lending obligations between the lender and borrower, they are generally not traded, and there is no secondary market for such obligations. Such instruments are payable with accrued interest in whole or in part on demand. The amounts of the instruments are subject to daily fluctuations as the participants increase or decrease the extent of their participation. The Money Market Portfolio's investments in these instruments are limited to those that have a demand feature enabling the Money Market Portfolio to receive unconditionally the amount invested from the issuer upon seven or fewer days' notice. Generally, the Money Market Portfolio attempts to invest in instruments having a one-day notice provision. In connection with master demand note arrangements, the Subadviser, subject to the direction of the Trustees, monitors on an ongoing basis, the earning power, cash flow and other liquidity ratios of the borrower, and its ability to pay principal and interest on demand. The Subadviser also considers the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody's or Standard & Poor's and a Portfolio may invest in them only if it is determined that at the time of investment the notes are of comparable quality to the other commercial paper in which a Portfolio may invest. Master demand notes are considered to have a maturity equal to the repayment notice period unless the Subadviser has reason to believe that the borrower could not make timely repayment upon demand.

          Corporate Bonds and Notes. A Portfolio may purchase corporate obligations that mature or that may be redeemed in 397 days or less. These obligations originally may have been issued with maturities in excess of such period. The Money Market Portfolio may invest only in corporate bonds or notes of issuers having outstanding short-term securities rated in the top two rating categories by Standard & Poor's and Moody's. See the Appendix for a description of investment-grade ratings by Standard & Poor's and Moody's.

          Government Securities. Debt securities maturing within one year of the date of purchase include adjustable-rate mortgage securities backed by Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC") and other non-agency issuers. Although certain floating or variable rate obligations (securities whose coupon rate changes at least annually and generally more frequently) have maturities in excess of one year, they are also considered short-term debt securities.

          Repurchase Agreements. A Portfolio will enter into repurchase agreements involving only securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Subadviser, subject to the guidance of the Board of Trustees. In such agreements, the seller agrees to repurchase the security at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months. The repurchase price is in excess of the purchase price by an amount that reflects an agreed-upon rate of return effective for the period of time a Portfolio's money is invested in the security. Whenever a Portfolio enters into a repurchase agreement, it obtains appropriate collateral. The instruments held as collateral are valued daily and if the value of the instruments declines, the Portfolio will require additional collateral. If the seller under the repurchase agreement defaults, the Portfolio may incur a loss if the value of the collateral securing the repurchase agreement has declined, and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited. The Trustees have established guidelines to be used by the Subadviser in connection with transactions in repurchase agreements and will regularly monitor each Portfolio's use of repurchase agreements. A Portfolio will not invest in repurchase agreements maturing in more than seven days if the aggregate of such investments along with other illiquid securities exceeds 10% (15% for Asset Allocation Portfolio) of the value of its total assets. However, repurchase agreements having a maturity of seven days or less for temporary defensive purposes are not subject to the limits on illiquid securities.

     SPECIAL SITUATIONS. As described in the Prospectus, certain Portfolios may invest in "special situations." A special situation arises when, in the opinion of a Subadviser, the securities of a particular issuer will be recognized and appreciated in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

     In addition, each Portfolio may invest in securities and other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with the Portfolio's investment goals and strategies and is otherwise legally permissible under federal and state laws. The Prospectus and SAI, as appropriate, will be amended or supplemented as appropriate to discuss any such new investments.

     STANDBY COMMITMENTS. Standby commitments are put options that entitle holders to same day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A Portfolio may acquire standby commitments to enhance the liquidity of portfolio securities, but only when the issuers of the commitments present minimal risk of default. Ordinarily, the Portfolio may not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A Portfolio may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Portfolio would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments will not affect the dollar-weighted average maturity of the Portfolio, or the valuation of the securities underlying the commitments. Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. The Subadviser may rely upon its evaluation of a bank's credit in determining whether to support an instrument supported by a letter of credit. Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Portfolios; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

     TOTAL RETURN SWAPS are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component.

     U.S. TREASURY INFLATION PROTECTION SECURITIES are issued by the United States Department of Treasury ("Treasury") with a nominal return linked to the inflation rate in prices. The index used to measure inflation is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index ("CPI") for All Urban Consumers ("CPI-U"). The value of the principal is adjusted for inflation, and pays interest every six months. The interest payment is equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance. The principal of the inflation-protection security is indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference CPI applicable to such date to the reference CPI applicable to the original issue date. Semi-annual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date. Inflation-adjusted principal or the original par amount, whichever is larger, is paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount is paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-protection securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal component would receive this additional amount. The final interest payment, however, will be based on the final inflation-adjusted principal value, not the original par amount.

     The reference CPI for the first day of any calendar month is the CPI-U for the third preceding calendar month. (For example, the reference CPI for December 1 is the CPI-U reported for September of the same year, which is released in October.) The reference CPI for any other day of the month is calculated by a linear interpolation between the reference CPI applicable to the first day of the month and the reference CPI applicable to the first day of the following month. Any revisions the Bureau of Labor Statistics (or successor agency) makes to any CPI-U number that has been previously released will not be used in calculations of the value of outstanding inflation-protection securities. In the case that the CPI-U for a particular month is not reported by the last day of the following month, the Treasury will announce an index number based on the last year-over-year CPI-U inflation rate available. Any calculations of the Treasury's payment obligations on the inflation-protection security that need that month's CPI-U number will be based on the index number that the Treasury has announced. If the CPI-U is rebased to a different year, the Treasury will continue to use the CPI-U series based on the base reference period in effect when the security was first issued as long as that series continues to be published. If the CPI-U is discontinued during the period the inflation-protection security is outstanding, the Treasury will, in consultation with the Bureau of Labor Statistics (or successor agency), determine an appropriate substitute index and methodology for linking the discontinued series with the new price index series. Determinations of the Secretary of the Treasury in this regard are final.

     Inflation-protection securities will be held and transferred in either of two book-entry systems: the commercial book-entry system (TRADES) and TREASURY DIRECT. The securities will be maintained and transferred at their original par amount, i.e., not at their inflation-adjusted value. STRIPS components will be maintained and transferred in TRADES at their value based on the original par amount of the fully constituted security.

     WARRANTS give the holder of the warrant a right to purchase a given number of shares of a particular issue at a specified price until expiration. Such investments can generally provide a greater potential for profit or loss than investments of equivalent amounts in the underlying common stock. The prices of warrants do not necessarily move with the prices of the underlying securities. If the holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying stock does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying stock) with respect to the assets of the issuer. Although the Portfolios may not invest directly in warrants, such Portfolios may invest in securities that are acquired as part of a unit consisting of a combination of fixed income and equity securities or securities to which warrants are attached.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. When-issued or delayed delivery transactions call for the purchase or sale of securities at an agreed-upon price on a specified future date. Although a Portfolio will enter into such transactions for the purpose of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Portfolio may dispose of a commitment prior to settlement. When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. During the period between commitment by a Portfolio and settlement (generally within two months but not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation, and the value at delivery may be less than the purchase price. A Portfolio will segregate (by instructing its custodian to designate) cash or other liquid securities at least equal to the value of purchase commitments until payment is made. A Portfolio will likewise segregate liquid assets in respect of securities sold on a delayed delivery basis.

     A Portfolio will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When a Portfolio engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure to do so may result in a Portfolio losing the opportunity to obtain a price and yield considered to be advantageous. If a Portfolio chooses to (i) dispose of the right to acquire a when-issued security prior to its acquisition or (ii) dispose of its right to deliver or receive against a firm commitment, it may incur a gain or loss. (At the time a Portfolio makes a commitment to purchase or sell a security on a when-issued or firm commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received in determining its net asset value.)

     To the extent a Portfolio engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objectives and policies and not for the purposes of investment leverage. A Portfolio enters into such transactions only with the intention of actually receiving or delivering the securities, although (as noted above) when-issued securities and firm commitments may be sold prior to the settlement date. In addition, changes in interest rates in a direction other than that expected by the Subadviser before settlement of a purchase will affect the value of such securities and may cause a loss to a Portfolio.

     When-issued transactions and firm commitments may be used to offset anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, a Portfolio might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. An example of a when-issued or delayed delivery security is a "to be announced" or "TBA" mortgage-backed security. A TBA mortgage-backed security transaction arises when a mortgage-backed security is purchased or sold with the specific pools to be announced on a future settlement date, with no definitive maturity date. The actual principal amount and maturity date will be determined upon settlement date.

     ZERO COUPON BONDS, STEP-COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS. Fixed income securities in which a Portfolio may invest also include zero coupon bonds, step-coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. PIK bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments may experience greater volatility in market value due to changes in interest rates and other factors than debt obligations that make regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes, as required, that is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities under disadvantageous circumstances to satisfy the Portfolio's distribution obligations.

            SUPPLEMENTAL INFORMATION ABOUT DERIVATIVES AND THEIR USE

     The Trust's custodian, or a securities depository acting for the custodian, will act as the Portfolio's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the securities on which the Portfolio has written options or as to other acceptable escrow securities, so that no margin will be required for such transaction. OCC will release the securities on the expiration of the option or upon a Portfolio's entering into a closing transaction.

     An option position may be closed out only on a market that provides secondary trading for options of the same series and there is no assurance that a liquid secondary market will exist for any particular option. A Portfolio's option activities may affect its turnover rate and brokerage commissions. The exercise by a Portfolio of puts on securities will result in the sale of related investments, increasing portfolio turnover. Although such exercise is within a Portfolio's control, holding a put might cause the Portfolio to sell the related investments for reasons that would not exist in the absence of the put. A Portfolio will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those that would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in a Portfolio's net asset value being more sensitive to changes in the value of the underlying investments.

     In the future, each Portfolio may employ derivatives and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with a Portfolio's investment objectives, legally permissible and adequately disclosed.

     Regulatory Aspects of Derivatives. Each Portfolio that utilizes such instruments must operate within certain restrictions as to its long and short positions in Futures and options thereon under a rule (the "CFTC Rule") adopted by the CFTC under the Commodity Exchange Act (the "CEA"), which excludes the Portfolio from registration with the CFTC as a "commodity pool operator" (as defined in the CEA) if it complies with the CFTC Rule. In particular, the Portfolio may (i) purchase and sell Futures and options thereon for bona fide hedging purposes, as defined under CFTC regulations, without regard to the percentage of the Portfolio's assets committed to margin and option premiums, and (ii) enter into non-hedging transactions, provided that the Portfolio may not enter into such non-hedging transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Portfolio's existing Futures positions and option premiums would exceed 5% of the fair value of its portfolio, after taking into account unrealized profits and unrealized losses on any such transactions. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

     Transactions in options by a Portfolio are subject to limitations established by each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options a Portfolio may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the 1940 Act, when a Portfolio purchases a Future, the Portfolio will segregate cash or other liquid securities in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

     Possible Risk Factors in Derivatives. Participation in the options or Futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Portfolio would not be subject absent the use of these strategies. If the Subadviser's predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to a Portfolio may leave the Portfolio in a worse position than if such strategies were not used. There is also a risk in using short hedging by selling Futures to attempt to protect against decline in value of the portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Portfolio's securities. The ordinary spreads between prices in the cash and Futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the Futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close Futures contracts through offsetting transactions, which could distort the normal relationship between the cash and Futures markets. Second, the liquidity of the Futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the Futures markets could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the Futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the Futures markets may cause temporary price distortions.

     If a Portfolio establishes a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying Futures and/or calls on such Futures or on debt securities, it is possible that the market may decline; if the Subadviser then determines not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Portfolio will realize a loss that is not offset by a reduction in the price of the debt securities purchased.

     Limitations on Stock Index Futures and Related Options Transactions. Each Portfolio authorized to invest in these instruments will not engage in transactions in stock index futures contracts or related options for speculation but only as a hedge against changes resulting from market conditions in the values of securities held in the Portfolio or which it intends to purchase and where the transactions are economically appropriate to the reduction of risks inherent in the ongoing management of the Portfolio. Each Portfolio authorized to invest in these instruments presently intends to limit its transactions so that the aggregate market exposure of all futures contracts does not exceed 30% of the Portfolio's total assets. In instances involving the purchase of stock index futures contracts by those Portfolios, an amount of cash or liquid securities, equal to the market value of the futures contracts, will be segregated by the Portfolio's custodian or in a margin account with a broker to collateralize the position and thereby ensure that the use of such futures is unleveraged.

         SUPPLEMENTAL INFORMATION CONCERNING HIGH-YIELD, HIGH-RISK BONDS
                             AND SECURITIES RATINGS

HIGH-YIELD, HIGH-RISK BONDS may present certain risks, which are discussed below:

     Sensitivity to Interest Rate and Economic Changes. High-yield bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, a Portfolio may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield bonds and the Portfolio's net asset value.

     Payment Expectations - High-yield bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield bond's value will decrease in a rising interest rate market, as will the value of the Portfolio's assets. If the Portfolio experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio's rate of return.

     Liquidity and Valuation - There may be little trading in the secondary market for particular bonds, which may affect adversely a Portfolio's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thin market. If the Portfolio experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio's rate of return.

     As a result of all these factors, the net asset value of the Growth and Income, Strategic Multi-Asset and Asset Allocation Portfolios, to the extent each invests in high-yield bonds, is expected to be more volatile than the net asset value of funds which invest solely in higher-rated debt securities. This volatility may result in an increased number of redemptions from time to time. High levels of redemptions in turn may cause a portfolio to sell its portfolio securities at inopportune times and decrease the asset base upon which expenses can be spread.

     The Subadvisers attempt to reduce these risks through diversification of the applicable Portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments. If a high-yield bond previously acquired by a Portfolio is downgraded, the Adviser will evaluate the security and determine whether to retain or dispose of it.

     The following are additional limitations and/or requirements concerning the ratings of securities:

          - The convertible securities in which the GROWTH AND INCOME PORTFOLIO may invest are not subject to any limitations as to ratings and may include high, medium, lower and unrated securities. However, the Portfolio may not invest more than 20% of its total assets in convertible securities rated below "Baa" by Moody's or "BBB" by Standard and Poor's (including convertible securities that have been downgraded), or in unrated convertible securities that are of comparable quality as determined by the Subadviser. Convertible securities rated lower than "Baa" by Moody's or "BBB" by Standard and Poor's or unrated securities of comparable quality, commonly referred to as "junk bonds" or "high yield securities," are speculative and generally involve a higher risk of loss of principal and income than higher-rated securities. See above for a discussion of the risks associated with lower-rated, high-yield securities.

          - The STRATEGIC MULTI-ASSET PORTFOLIO may invest up to 20% in junk bonds.

          - Up to 20% of the GOVERNMENT AND QUALITY BOND PORTFOLIO may be invested in bonds rated as low as "AA3" by Moody's or "A-" by Standard and Poor's or, if not rated, determined by the Subadviser to be of comparable quality.

          - The GROWTH, MULTI-ASSET, MONEY MARKET, NATURAL RESOURCES and CAPITAL APPRECIATION PORTFOLIOS will not invest in junk bonds.

          - The ASSET ALLOCATION PORTFOLIO'S fixed income investments will consist of "investment grade" bonds; that is, bonds that are rated BBB or better by Standard & Poor's or Baa or better by Moody's. Up to 25% of the Portfolio's fixed income assets may be invested in securities that are below investment grade as defined above, including securities rated as low as CC by Standard & Poor's or Ca by Moody's. Securities rated BBB or below by Standard & Poor's or Baa or below by Moody's are considered to have speculative characteristics.

See the Appendix for a description of corporate bond and commercial paper ratings.

                             INVESTMENT RESTRICTIONS

     The Trust, on behalf of each Portfolio, has adopted certain fundamental investment restrictions which, unlike the other investment strategies or operating policies, cannot be changed without approval by a majority of its outstanding voting securities. Such majority is defined as the vote of the lesser of (i) 67% or more of the outstanding shares of the Portfolio present at a meeting, if the holders of more than

50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Portfolio. A change in policy affecting only one Portfolio may be effected with the approval of a majority of the outstanding shares of such Portfolio.

     In addition, the Portfolios may have non-fundamental investment restrictions or operating policies which have been approved by the Trust's Board of Trustees. Non-fundamental investment restrictions or operating policies may be changed by the Board of Trustees without shareholder approval. The fundamental and non-fundamental investment restrictions and operating policies of each Portfolio are listed below. All percentage limitations expressed in the following investment restrictions or operating policies are measured immediately after the relevant transaction is made.

     Fundamental Investment Restrictions of the Growth and Income, Growth, Capital Appreciation, Natural Resources, Multi-Asset, Strategic Multi-Asset,
            Money Market and Government and Quality Bond Portfolios

These Portfolios may not:

     1. Purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if as a result more than 5% of the Portfolio's total assets (taken at current value) would then be invested in securities of a single issuer, or more than 25% of its total assets (taken at current value) would then be invested in a single industry with the exception of the Money Market Portfolio which intends to concentrate its investments in the banking industry.

     2. Purchase securities on margin (but the Trust may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

     3.   Make short sales of securities or maintain a short position.

     4. Purchase any security if, as a result, the Portfolio would then hold more than 10% of the outstanding voting securities of an issuer.

     5. Purchase any security, if as a result, the Portfolio would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) that are less than three years old.

     6. Purchase or retain securities of any company if, to the knowledge of the Trust, Officers and Trustees of the Trust and Officers and directors of Wellington Management or AIG SAAMCo who individually own more than 1/2 of 1% of the securities of that company together own beneficially more than 5% of such securities.

     7. Buy or sell commodities or commodity contracts (except financial futures as described herein) or, with the exception of the Natural Resources Portfolio, real estate or interests in real estate, although a Portfolio may purchase and sell securities that are secured by real estate and securities of companies that invest or deal in real estate.

     8. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, a Portfolio may be deemed to be an underwriter under certain federal securities laws.

     9.   Make investments for the purpose of exercising control or management.

     10. Purchase any security restricted as to disposition under federal securities laws, if as a result, a Portfolio would have more than 10% of its total assets (taken at current value) invested in securities for which market quotations are not readily available and in repurchase agreements with a maturity of longer than seven days.

     11. Invest in securities of other investment companies, except as part of a merger, consolidation or other acquisition, with the exception of the Natural Resources Portfolio.

     12. With the exception of the Natural Resources Portfolio, invest in interests in oil, gas or other mineral exploration or development programs, although to the extent consistent with its investment objectives and policies, a Portfolio may invest in the publicly traded securities of companies which invest in or sponsor such programs.

     13. Make loans, except through (a) the purchase of bonds, debt obligations such as GNMA securities, debentures, commercial paper, corporate notes, and similar evidences of indebtedness of a type commonly sold to financial institutions (subject to the limitation in paragraph 11 above); (b) repurchase agreements (subject to the limitation in paragraph 11 above); and (c) as otherwise permitted by exemptive order of the SEC. The purchase of a portion of an issue of securities described under (a) above distributed publicly, whether or not the purchase is made on the original issuance, is not considered the making of a loan.

     14. Borrow money or pledge Portfolio assets except for temporary or emergency purposes and then only in an amount not in excess of 10% of the value of its assets in which case it may pledge, mortgage or hypothecate any of its assets as security for such borrowing, but not to an extent greater than 5% of the value of the assets, except with respect to the Natural Resources Portfolio which may borrow money or pledge its assets in an amount not in excess of 20% of the value of its assets. (Neither the deposit in escrow of underlying securities in connection with the writing of call options, nor the deposit of U.S. Treasury bills in escrow in connection with the writing of put options, nor the deposit of cash and cash equivalents in a segregated account with the Trust's custodian or in a margin account with a broker in connection with futures, or related options transactions or in connection with the writing of call and put options in spread transactions, is deemed to be a pledge.)

     15. Write, purchase or sell puts, calls or combinations thereof on stocks, except as described under Investment Goals and Strategies with respect to the Growth and Income, Growth, Capital Appreciation, Natural Resources, Multi-Asset and Strategic Multi-Asset Portfolios.

     It is the investment management policy of all the above Portfolios not to issue any senior securities other than as permitted by the 1940 Act.

      Fundamental Investment Restrictions of the Asset Allocation Portfolio

This Portfolio may not:

     1. Invest more than 5% of the value of its total assets in the securities of any one issuer, provided that this limitation shall apply only to 75% of the value of its total assets and, provided further, that the limitation shall not apply to obligations issued or guaranteed by the government of the United States or of any of its agencies or instrumentalities.

     2. As to 75% of its total assets, purchase more than 10% of any class of the outstanding voting securities of an issuer.

     3. Invest more than 25% of its total assets in the securities of issuers in the same industry. Obligations of the U.S. government, its agencies and instrumentalities are not subject to this 25% limitation on industry concentration. The Portfolio may, if deemed advisable, invest more than 25% of its assets in the obligations of domestic commercial banks. As to utility companies, the gas, electric, water and telephone businesses will be considered separate industries.

     4. Invest in real estate (including limited partnership interests, but excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein); provided that the Portfolio may hold or sell real estate acquired as a result of the ownership of securities. This limitation shall not prevent the Portfolio from investing in securities secured by real estate or interests therein.

     5. Purchase commodities or commodity contracts; except that the Portfolio may engage in transactions in put and call options on securities, indices and currencies, forward and futures contracts on securities, indices and currencies, put and call options on such futures contracts, forward commitment transactions, forward foreign currency exchange contracts, interest-rate, mortgage and currency swaps and interest-rate floors and caps.

     6. Borrow money, except to the extent permitted by applicable law or regulatory approval.

     7. Purchase securities or evidences of interest therein on margin, except that the Portfolio may obtain such short-term credit as may be necessary for the clearance of any transaction.

     8.   Make loans to others except for (a) the purchase of debt securities;
          (b) entering into repurchase agreements; (c) the lending of its portfolio securities; and (d) as otherwise permitted by exemptive order of the SEC.

              Operating Policies of the Asset Allocation Portfolio

The Asset Allocation Portfolio may not:

     1. Enter into any repurchase agreement maturing in more than seven days or investing in any other illiquid security if, as a result, more than 15% of its total assets would be so invested.

     2. Invest in securities of other investment companies, except to the extent permitted by applicable law and the Prospectus and Statement of Additional Information, as amended from time to time.

     3. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and, to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to forward contracts, options, futures contracts and options on futures contracts.

     4. Invest in companies for the purpose of exercising control or management.

     5. Engage in underwriting of securities issued by others, except to the extent it may be deemed to be acting as an underwriter in the purchase and resale of portfolio securities.

     6. Sell securities short except to the extent permitted by applicable law.

     7. Invest in puts, calls, straddles, spreads or any combination thereof, except as permitted by the Prospectus and Statement of Additional Information, as amended from time to time.

     8. Issue any senior securities except as permitted by the 1940 Act, and except to the extent that issuing options or purchasing securities on a when-issued basis may be deemed to constitute issuing a senior security.

                      AIG SUNAMERICA ASSET MANAGEMENT CORP.

     AIG SunAmerica Asset Management Corp. ("AIG SAAMCo" or the "Adviser"), located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992, has been retained pursuant to an Investment Advisory and Management Agreement (the "Advisory Agreement") to supervise the management and investment programs of the Portfolios of the Trust.

     AIG SAAMCo is engaged in providing investment advice and management services to the Trust, other mutual funds, pension funds, and related assets and programs offered by affiliated companies. AIG SAAMCo also provides investment advice to individual companies and clients. AIG SAAMCo provides investment advisory services, office space, and other facilities for the management of the Trust's affairs, and pays all compensation of officers and Trustees of the Trust who are "interested persons" of AIG SAAMCo. The Trust pays all other expenses incurred in the operation of the Trust, including fees and expenses of independent Trustees "as defined by the 1940 Act" of the Trust (the "Independent Trustees"), except those affirmatively undertaken by AIG SAAMCo or the Subadvisers. AIG SAAMCo is a wholly-owned subsidiary of AIG SunAmerica, Inc., which in turn is a wholly owned subsidiary of American International Group, Inc. ("AIG"), the leading U.S.-based international insurance organization.

     AIG, a Delaware corporation, is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad. AIG's primary activities include both general and life insurance operations. Other significant activities include financial services and asset management.

     The Advisory Agreement provides that AIG SAAMCo shall act as investment adviser to the Trust, manage the Trust's investments, administer its business affairs, furnish offices, necessary facilities and equipment, provide clerical, bookkeeping and administrative services, and permit any of AIG SAAMCo's officers or employees to serve without compensation as Trustees or officers of the Trust if duly elected to such positions. Under the Advisory Agreement, the Trust agrees to assume and pay certain charges and expenses of its operations, including: the compensation of the Trustees (other than those affiliated with AIG SAAMCo or the Subadvisers), the charges and expenses of independent accountants, legal counsel, expenses of registering or qualifying shares for sale, any transfer or dividend disbursing agent, any registrar of the Trust, the custodian (including fees for safekeeping of securities), costs of calculating net asset value, all costs of acquiring and disposing of portfolio securities, interest (if any) on obligations incurred by the Trust, membership dues in the Investment Company Institute or any similar organization, reports and notices to shareholders, miscellaneous expenses and all taxes and fees to federal, state or other governmental agencies.

     Each Portfolio pays its actual expenses for custodian services and a portion of the custodian's costs determined by the ratio of portfolio assets to the total assets of the Trust, brokerage commissions or transaction costs, and registration fees. Subject to supervision of the Board of Trustees, fees for independent accountants, legal counsel, costs of reports of notices to shareholders will be allocated based on the relative net assets of each Portfolio. With respect to audit or legal fees clearly attributable to one Portfolio, they will be assessed, subject to review by the Board of Trustees, against that Portfolio.

     The Advisory Agreement, after initial approval with respect to each Portfolio, continues in effect for a period of two years, in accordance with its terms, unless terminated, and thereafter may be renewed from year to year as to each Portfolio for so long as such renewal is specifically approved at least annually by (i) the Board of Trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of each relevant Portfolio, and (ii) the vote of a majority of Trustees who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The Advisory Agreement provides that it may be terminated by either party without penalty upon the specified written notice contained in the Advisory Agreement. The Advisory Agreement also provides for automatic termination upon assignment.

     Under the terms of the Advisory Agreement, AIG SAAMCo is not liable to the Portfolios, or their shareholders, for any act or omission by it or for any losses sustained by the Portfolios or their shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

                             Advisory Fee Schedules

     As compensation for its services, AIG SAAMCo receives from the Trust a fee, accrued daily and payable monthly, based on the net assets of each Portfolio at the following annual rates:

                                                         FEE RATE
PORTFOLIO                               (AS A % OF AVERAGE DAILY NET ASSET VALUE)
---------                               -----------------------------------------
Money Market Portfolio                  .500% on the first $150 million
                                        .475% on the next $100 million
                                        .450% on the next $250 million
                                        .425% thereafter

Government and Quality Bond Portfolio   .625% on the first $200 million
                                        .575% on the next $300 million
                                        .500% thereafter

Growth Portfolio                        .750% on the first $250 million
                                        .675% on the next $250 million
                                        .600% thereafter

Strategic Multi-Asset Portfolio         1.00% on the first $200 million
                                        .875% on the next $300 million
                                        .800% thereafter

Multi-Asset Portfolio                   1.00% on the first $200 million
                                        .875% on the next $300 million
                                        .800% thereafter

Capital Appreciation Portfolio          .750% on the first $50 million
                                        .725% on the next $50 million
                                        .700% thereafter

Growth and Income Portfolio             .700% on the first $100 million
                                        .650% on the next $150 million
                                        .600% on the next $250 million
                                        .575% thereafter

Natural Resources Portfolio             .750% net assets

Asset Allocation Portfolio              .750% on the first $50 million
                                        .650% on the next $100 million
                                        .600% on the next $100 million
                                        .550% thereafter

     The following table sets forth the total advisory fees received by AIG SAAMCo from each Portfolio pursuant to the Advisory Agreement for the fiscal years ended December 31, 2006 2005 and 2004.

           PORTFOLIO                  2006         2005         2004
           ---------              -----------   ----------   ----------
Growth and Income Portfolio       $   121,562   $  131,405   $  146,953
Growth Portfolio                  $ 5,412,280   $5,254,921   $5,001,760
Capital Appreciation Portfolio    $10,545,962   $9,808,799   $9,737,326
Natural Resources Portfolio       $ 2,868,378   $1,939,187   $1,134,630
Multi-Asset Portfolio             $   485,533   $  540,421   $  617,808
Strategic Multi-Asset Portfolio   $   401,398   $  407,148   $  421,424
Money Market Portfolio            $    69,133   $   73,619   $   88,747
Government and Quality Bond
   Portfolio                      $ 5,218,270   $5,146,165   $5,094,758
Asset Allocation Portfolio        $ 2,595,830   $2,857,482   $3,027,965

                             SUBADVISORY AGREEMENTS

     Wellington Management and EAM act as Subadvisers to all of the Trust's Portfolios, pursuant to Subadvisory Agreements with AIG SAAMCo. Under the Subadvisory Agreements, the Subadvisers manage the investment and reinvestment of each of the Portfolios. Each of the Subadvisers is independent of AIG SAAMCo and discharges its responsibilities subject to the policies of the Trustees and the oversight and supervision of AIG SAAMCo, which pays the Subadvisers' fee.

     Wellington Management is a Massachusetts limited liability partnership. EAM is a wholly-owned subsidiary of Principal Financial Group, Inc. Principal Financial Group, Inc. is a global financial company offering businesses, individuals and institutional clients a wide range of products and services through diverse family of financial services companies and a national network of financial professionals.

     The Subadvisory Agreements, after initial approval with respect to a Portfolio, continue in effect for a period of two years, in accordance with its terms, unless terminated, and may thereafter be renewed from year to year as to a Portfolio for so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The Subadvisory Agreements may be terminated at any time, without penalty, by the Trustees, by the holders of a majority of the respective Portfolio's outstanding voting securities, by AIG SAAMCo on not less than 30 nor more than 60 days written notice to the Subadviser, or by the Subadviser on 90 days written notice to AIG SAAMCo and the Trust; provided, however, that this Agreement may not be terminated by the Subadviser unless another subadvisory agreement has been approved by the Trust in accordance with the Act, or after six months' written notice, which ever is earlier. Under the terms of the Subadvisory Agreements, the Subadviser is not liable to the Portfolios, or their shareholders, for any act or omission by it or for any losses sustained by the Portfolios or their shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties.

                            Subadvisory Fee Schedules

     As compensation for its services, the Subadviser receives from the Adviser a fee, accrued daily and payable monthly, based on the net assets of each Portfolio at the following annual rates:

                                                                           FEE RATE
SUBADVISER              PORTFOLIO                         (AS A % OF AVERAGE DAILY NET ASSET VALUE)
----------              -------------------------------   -----------------------------------------
Wellington Management   Money Market Portfolio            .075% on the first $500 million
                                                          .020% over $500 million

Wellington Management   Government and Quality Bond       .225% on the first $50 million
                        Portfolio                         .125% on the next $50 million
                                                          .100% over $100 million

Wellington Management   Growth Portfolio                  .325% on the first $50 million
                                                          .225% on the next $100 million
                                                          .200% on the next $350 million
                                                          .150% over $500 million

Wellington Management   Strategic Multi-Asset Portfolio   .300% on the first $50 million
                                                          .200% on the next $100 million
                                                          .175% on the next $350 million
                                                          .150% over $500 million

Wellington Management   Multi-Asset Portfolio             .250% on the first $50 million
                                                          .175% on the next $100 million
                                                          .150% over $150 million

Wellington Management   Capital Appreciation Portfolio    .375% on the first $50 million
                                                          .275% on the next $100 million
                                                          .250% over $150 million

Wellington Management   Growth and Income Portfolio       .325% on the first $50 million
                                                          .225% on the next $100 million
                                                          .200% on the next $350 million
                                                          .150% over $500 million

Wellington Management   Natural Resources Portfolio       .350% on the first $50 million
                                                          .250% on the next $100 million
                                                          .200% on the next $350 million
                                                          .150% over $500 million

EAM                     Asset Allocation Portfolio        .400% on the first $50 million
                                                          .300% on the next $100 million
                                                          .250% on the next $100 million
                                                          .200% over $250 million

The following table sets forth the fees paid to the Subadvisers for the fiscal years ended December 31, 2006, 2005 and 2004.

      SUBADVISER                   PORTFOLIO                 2006         2005         2004
      ----------        -------------------------------   ----------   ----------   ----------
Wellington Management   Growth and Income Portfolio       $   56,440   $   61,009   $   68,229
Wellington Management   Growth Portfolio                  $1,549,945   $1,510,605   $1,447,315
Wellington Management   Capital Appreciation Portfolio    $3,840,522   $3,577,250   $3,551,724
Wellington Management   Natural Resources Portfolio       $  889,901   $  642,116   $  424,039
Wellington Management   Multi-Asset Portfolio             $  121,240   $  132,074   $  145,616
Wellington Management   Strategic Multi-Asset Portfolio   $  120,419   $  122,144   $  126,427
Wellington Management   Money Market Portfolio            $   10,370   $   11,043   $   13,312
Wellington Management   Government and Quality Bond
                        Portfolio                         $1,023,654   $1,009,233   $  998,952
EAM                     Asset Allocation Portfolio        $1,103,029   $1,198,175   $1,253,130

                               Portfolio Managers

Other Accounts

The portfolio managers primarily responsible for the day-to-day management of the Portfolios are often engaged in the management of other accounts, which may include registered investment companies and pooled investment vehicles. The total number of accounts managed by each portfolio manager (whether managed as part of a team or individually) and the total assets in those accounts, as of December 31, 2006, is listed in the table below. If applicable, the total number of accounts and total assets in accounts that have an advisory fee which is all or partly based on the account's performance is provided in parentheses.

                                                                                  Other Accounts
                                                                            (As of December 31, 2006)
                                                  -----------------------------------------------------------------------------
                                                   Registered Investment          Pooled Investment              Other
                                                         Companies                    Vehicles                  Accounts
                                                  ----------------------      -----------------------   -----------------------
                                                   No. of   Total Assets        No. of   Total Assets     No. of   Total Assets
Advisers/Subadviser        Portfolio Managers     Accounts  in millions       Accounts*   in millions   Accounts*   in millions
-------------------     ------------------------  --------  ------------      ---------  ------------   ---------  ------------
EAM                     Michael D. Meighan           10     $14,118              0            --            0           --
                        Gary J. Pokrzynwinski         3     $ 2,646              0            --            0           --
                        Randall L. Yoakum            10     $14,118              0            --            0           --
Wellington Management   Matthew E. Megargel           5     $   723              9(1)    $   264(24)       28(5)   $ 3,116(985)
                        Jeffrey L. Kripke             3     $   504              9(1)    $   254(24)       24(4)   $ 2,617(724)
                        Francis J. Boggan             4     $   572              8       $   579           19(1)   $ 1,572(127)
                        John C. Keogh                 6(2)  $21,284(15,796)      0            --           25      $ 2,314
                        Evan S. Grace                 2     $   450              4       $   332           10(1)   $ 1,044(17)
                        Trond Skramstad               4     $ 2,483              9(2)    $   405(93)       20(4)   $ 2,817(593)
                        Nicolas M. Choumenkovitch     5     $ 2,575              7(2)    $   405(93)       20(4)   $ 2,811(593)
                        Stephen Mortimer              6     $ 2,088              1       $    95            5(1)   $   692(149)

                                                                                  Other Accounts
                                                                            (As of December 31, 2006)
                                                  -----------------------------------------------------------------------------
                                                   Registered Investment          Pooled Investment              Other
                                                         Companies                    Vehicles                  Accounts
                                                  ----------------------      -----------------------   -----------------------
                                                   No. of   Total Assets        No. of   Total Assets     No. of   Total Assets
Advisers/Subadviser        Portfolio Managers     Accounts  in millions       Accounts*   in millions   Accounts*   in millions
-------------------     ------------------------  --------  ------------      ---------  ------------   ---------  ------------
                        John R. Roberts               1     $    41              7(1)    $   502(51)       16(4)    $2,697(593)
                        Robert L. Evans               1     $   136              6       $   581           16(2)    $3,052(1,151)
                        Karl E. Bandtel               4     $11,336             21(10)   $ 8,293(4,730)    20       $  665
                        James A. Bevilacqua           4     $11,336             21(10)   $10,259(5,986)     7       $  665
                        Christopher L. Gootkind       7(2)  $19,239(15,796)      0            --            0       $   --

* The numbers in parentheses represent the number of accounts and those accounts' total assets that have advisory fees based on the accounts' performance in whole or in part.

                                  Compensation

     Pursuant to the Subadvisory Agreements, each Subadviser is responsible for paying its own expenses in connection with the management of the Portfolios, including the compensation of its portfolio managers. The structure and method of compensation of each of the portfolio managers as of December 31, 2006 is described below.

     EAM

     EAM believes that its Portfolio Managers should be compensated primarily based on their success in pursuing each portfolio's stated investment objective. Portfolio Managers employed by EAM receive a fixed salary and incentive-based compensation. Salary is based on a variety of factors, including seniority. A national survey of compensation for investment advisers is used as a reference when determining salary.

     The incentive-based portion of the Portfolio Managers' compensation is determined by an evaluation of their professional performance and investment performance. Professional performance is assessed by reference to a Portfolio Manager's satisfaction of goals such as those related to compliance, team contribution, and quality and intensity of research, and is inherently subjective. Investment performance is based on a comparison of the Portfolio Manager's investment performance with the performance of peer groups as determined by Lipper, Inc. Each Portfolio Manager's performance is based on the percentile rankings of the Principal Investors Fund, Inc. ("PIF") or PIF SAM Fund for which the manager is primarily responsible as well as the PIF SAM Fund to whose management the manager contributes, with the performance of the primary PIF Funds or PIF SAM Fund being weighted more heavily. Incentive compensation can be targeted up to 125% of a Portfolio Manager's total compensation.

     In addition, Portfolio Managers may receive additional compensation in the form of long-term incentive awards, depending on their position, either non-qualified stock option grants or a combination of performance shares and options to eligible participants who obtain high performance levels in the preceding year. The grant is based on the preceding year's performance. Participation each year will depend on individual performance levels. Actual number of options granted will be based on level of performance. All Portfolio Managers are eligible to participate in the firm's standard employee health and welfare programs, including retirement.

     Although the Asset Allocation Portfolio is managed similarly to other accounts managed by EAM, Portfolio Manager compensation is not based on the investment performance of the Asset Allocation Portfolio.

     Wellington Management

     Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to each Portfolio. The following information relates to the fiscal year ended December 31, 2006.

     Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of its portfolio managers primarily responsible for the day-to-day management of the portfolios (the "Investment Professionals") includes a base salary and incentive components. The base salary for each Investment Professional who is a partner of Wellington Management is determined by the managing partners of the firm. A partner's base salary is generally a fixed amount that may change as a result of an annual review. The base salaries for all other Investment Professionals are determined by the Investment Professional's experience and performance in their respective roles. Base salaries for employees are reviewed annually and may be adjusted based on the recommendation of the Investment Professional's business manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries for employees of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Portfolio managed by the portfolio manager and generally each other portfolio managed by such Investment Professional. Each equity Investment Professional's incentive payment relating to the relevant Portfolio is linked to the gross pre-tax performance of the portion of the Portfolio managed by the investment professional compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time period and rates may differ) to other portfolios managed by the equity Investment Professionals, including portfolios with performance fees. Fixed income Investment Professionals' incentives on the relevant Portfolio are based solely on the revenues earned by Wellington Management and have no additional performance link. Portfolio-based incentives across all portfolios managed by an investment professional can, and typically do, represent a significant portion of an investment professional's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than portfolio performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax-qualified retirement plan. Contributions to this plan are made pursuant to an actuarial formula. Messrs. Bandtel, Bevilacqua, Boggan, Elliott, Evans, Keogh, Megargel, Skramstad and Smith are all partners of the firm.

FUND                                                  BENCHMARK INDEX AND/OR PEER GROUP
----                                                  ---------------------------------
Capital Appreciation Portfolio                        Russell 3000 Growth Index
Growth and Income Portfolio                           Lipper Large Cap Core Average / S&P 500 Index
Natural Resources Portfolio                           Lipper VA Average Natural Resources Funds UF
Growth Portfolio                                      DJ / Wilshire US Mid Cap Index - Full Cap (Boggan)
                                                      Russell Mid Cap Index (Kripke)
                                                      S&P 500 Index (Megargel)
Multi-Asset Portfolio                                 S&P 500 Index (Boggan, Kripke, Megargel) (Equity Portion)
Strategic Multi-Asset Portfolio                       MSCI All Country World ex-US Index (60%) / MSCI US
   (Equity Portion)                                   Index (40%) (Choumenkovitch, Roberts, Skramstad)
Strategic Multi-Asset Portfolio                       Russell 3000 Growth (Mortimer, Roberts)
   (Capital Appreciation Portion)
Strategic Multi-Asset Portfolio                       Citi World Government Bond Hedged (Evans)
   (Fixed Income Portion)
Government and Quality Bond Portfolio                  N/A

                           PERSONAL SECURITIES TRADING

     The Trust and AIG SAAMCo have adopted a written Code of Ethics (the "AIG SAAMCo Code") pursuant to Rule 17j-1 of the 1940 Act, which restricts the personal investing by certain access persons of the Portfolios in securities that may be purchased or held by the Portfolios to ensure that such investments do not disadvantage the Portfolios. The AIG SAAMCo Code is filed as an exhibit to the Trust's registration statement. AIG SAAMCo reports to the Board of Trustees on a quarterly basis as to whether there were any material violations of the AIG SAAMCo Code by Access Persons of the Trust or any Subadviser during the quarter.

     Each of the Subadvisers has adopted a code of ethics. Provisions of a Subadviser's Code of Ethics are applicable to persons who, in connection with their regular functions or duties as employees of the Subadviser, make, participate in, or obtain information regarding the purchase or sale of a security, or whose functions relate to the making of any recommendation with respect to such purchase or sale by the Portfolio managed by such Subadviser. Such provisions may be more restrictive than the provisions set forth in the AIG SAAMCo Code. Material violations of the Subadviser's Code of Ethics will be reported to the Trust's board of trustees.

                             Conflicts of Interest

As shown in the tables above, the Portfolio Managers are responsible for managing other accounts for multiple clients, including affiliated clients, ("Other Client Accounts") in addition to the Portfolios. In certain instances, conflicts may arise in their management of a Portfolio and such Other Client Accounts. The Portfolio Managers aim to conduct their activities in such a manner that permits them to deal fairly with each of their clients in accordance with applicable securities laws and fiduciary obligations.

Trade Allocations. One situation where a conflict may arise between the Portfolio and an Other Client Account is in the allocation of trades among the Portfolio and the Other Client Account. For example, a Subadviser may determine that there is a security which is suitable for a Portfolio as well as for an Other Client Account of a Subadviser, which has a similar investment objective. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security, which may adversely affect the value of securities held by the Portfolios. The Portfolios and the Subadvisers have adopted policies and procedures regarding the allocation of trades and brokerage, which the Portfolios and Subadvisers believe address the conflicts associated with managing multiple accounts for multiple clients (including affiliated clients). The policies and procedures generally require that securities be allocated among the Portfolios and Other Client Accounts in a manner that is fair, equitable and consistent with their fiduciary obligations to each.

Allocation of Portfolio Managers' Time. The management of the Portfolios and Other Client Accounts may result in a Portfolio Manager devoting disproportionate time and attention to a particular Portfolio or Other Client Account if the Portfolios and Other Client Accounts have different objectives, benchmarks, time horizons, and fees. Generally, the Subadvisers seek to manage such competing interests for the time and attention of the portfolio managers. Although the Subadvisers do not track the time a Portfolio Manager spends on the Portfolio or a single Other Client Account, the Subadvisers periodically assess whether a portfolio manager has adequate time and resources to effectively manage all of such portfolio manager's accounts. In certain instances, Portfolio Managers may be employed by two or more employers. Where the Portfolio Manager receives greater compensation, benefits or incentives from one employer over another, the Portfolio Manager may favor one employer over the other (or Other Accounts) causing a conflict of interest.

Personal Trading by Portfolio Managers. The management of personal accounts by a Portfolio Manager may give rise to potential conflicts of interest. While the Adviser's and Subadvisers' Codes of Ethics will impose limits on the ability of a Portfolio Manager to trade for his or her personal account, especially where such trading might give rise to a potential conflict of interest, there is no assurance that the Adviser's and Subadviser's Codes of Ethics will eliminate such conflicts.

     EAM

     Material conflicts of interest may arise when a portfolio's portfolio manager has day-to-day management responsibilities with respect to one or more funds. These potential conflicts, which are discussed in further detail below, include allocation of time and attention, allocation of limited investment opportunities, pursuit of differing strategies, selection of broker/dealers, variation in compensation, and engagement in related business opportunities. In order to mitigate such, Edge Asset Management, Inc. has adopted certain compliance procedures that it believes are reasonably designed to address these and other conflicts of interest.

     Allocation of Limited Time and Attention. A portfolio manager responsible for managing multiple funds may devote unequal time and attention to the management of those funds. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds as might be the case if he were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds overseen by a particular portfolio manager have different investment strategies.

     Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds, the opportunity may be allocated among these several funds, which may limit a fund's ability to take full advantage of the investment opportunity. Edge Asset Management, Inc. seeks to manage such potential conflicts of interest by using procedures intended to provide fair allocation of buy and sell opportunities among funds.

     Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds for which he exercises investment responsibility, or may decide that certain of the funds should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds.

     Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds than to others. Although the payment of brokerage commissions is subject to best execution requirements and the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds that he manages.

     Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds that he manages. If the structure of the investment advisor's management fee and/or the portfolio manager's compensation differs among funds (such as where certain funds pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds over others. The portfolio manager might be motivated to favor funds in which he has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds that could most significantly benefit the portfolio manager.

     Engagement in Related Business Opportunities. Edge Asset Management, Inc. or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

     Wellington Management

     Individual Investment Professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Each of the portfolios managers listed in the prospectuses who are primarily responsible for the day-to-day management of the Portfolios ("Investment Professionals") generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the relevant Portfolio. The Investment Professionals make investment decisions for each account, including the relevant Portfolio, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Portfolio and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant Portfolio.

     An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Portfolio, or make investment decisions that are similar to those made for the relevant Portfolio, both of which have the potential to adversely impact the relevant Portfolio depending on market conditions. For example, an Investment Professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the relevant Portfolio and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Portfolio's holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees paid by the relevant Portfolio to Wellington Management. Messrs. Bandtel and Bevilacqua also manage hedge funds, which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management, and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

     Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on Portfolio Managers who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of the Portfolio Managers. Although Wellington Management does not track the time a Portfolio Manager spends on a single portfolio, Wellington Management does periodically assess whether a Portfolio Manager has adequate time and resources to effectively manage the Portfolio Manager's various client mandates.

                 Ownership of Securities by Portfolio Managers

As of December 31, 2006, none of the portfolio managers had any ownership interest in a Portfolio which they managed.

                                 RULE 12b-1 PLAN

     The Board of Trustees has adopted a Rule 12b-1 Plan for Class 2 and 3 shares (the "Class 2 Plan" and "Class 3 Plan," respectively) pursuant to Rule 12b-1 under the 1940 Act. There is no Rule 12b-1 Plan in effect for Class 1 shares. Reference is made to "Account Information - Service Fees" in the Prospectus for certain information with respect to the Class 2 and Class 3 Plan. The Class 2 Plan provides for service fees payable at the annual rate of 0.15% of the average daily net assets of such Class 2 shares. The Class 3 Plan provides for service fees payable at the annual rate of up to 0.25% of the average daily net assets of such Class 3 shares. The service fees will be used to reimburse the life insurance companies for expenditures made to financial intermediaries for providing services to contract holders who are the indirect beneficial owners of the Portfolios' Class 2 and 3 shares. It is possible, that in any given year, the amount paid to certain financial intermediaries for such services could exceed the financial intermediaries' costs as described above.

     Continuance of both the Class 2 Plan and Class 3 Plan with respect to each Portfolio is subject to annual approval by vote of the Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Class 2 and 3 Plans or in any agreements related to the Class 2 and 3 Plans. The Class 2 and 3 Plans may not be amended to increase materially the amount authorized to be spent thereunder with respect to Class 2 and 3 shares of a Portfolio, without approval of the shareholders of the Class 2 and 3 shares of the Portfolio. In addition, all material amendments to the Class 2 and 3 Plans must be approved by the Trustees in the manner described above. The Class 2 and 3 Plans may be terminated at any time with respect to a Portfolio without payment of any penalty by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of Class 2 and 3 shares of the Portfolio. So long as the Class 2 and 3 Plans are in effect, the election and nomination of the Independent Trustees of the Trust shall be committed to the discretion of the Independent Trustees. In the Trustees' quarterly review of the Class 2 and 3 Plans, they will consider the continued appropriateness of, and the level of, compensation provided in the Class 2 and 3 Plans. In their consideration of the Class 2 and 3

Plans with respect to a Portfolio, the Trustees must consider all factors they deem relevant, including information as to the benefits for the Portfolio for the shareholders of Class 2 and 3 shares of the Portfolio.

                                  Service Fees

     The following table sets forth the service fees paid by each of the Portfolios on Class 2 and Class 3 shares for the fiscal year ended December 31, 2006. Certain Portfolios do not offer either Class 2 or Class 3 shares.

                                                              2006
                                                    ---------------------------
           Portfolio                                Class 2          Class 3(1)
           ---------                                --------         ----------
Growth and Income Portfolio(2)                           N/A               N/A
Growth Portfolio                                    $118,993          $448,393
Capital Appreciation Portfolio                      $198,927          $858,122
Natural Resources Portfolio                         $ 65,939          $235,316
Multi-Asset Portfolio(2)                                 N/A               N/A
Strategic Multi-Asset Portfolio(2)                       N/A               N/A
Money Market Portfolio(2)                                N/A               N/A
Government and Quality Bond Portfolio               $198,343          $879,254
Asset Allocation Portfolio                          $ 47,930          $ 60,666

(1)  Class 3 commenced operations on September 30, 2002.

(2)  The Portfolio does not offer either Class 2 or Class 3 shares.

                           TRUST OFFICERS AND TRUSTEES

     The following table lists the Trustees and officers of the Trust, their dates of birth, current positions held with the Trust, lengths of time served, principal occupations during the past five years, number of funds overseen within the fund complex and other Trusteeships outside of the fund complex.

                                                                                                 NUMBER OF
                                                 TERM OF                                       PORTFOLIOS IN          OTHER
NAME, DATE OF                                  OFFICE AND                                       FUND COMPLEX      DIRECTORSHIPS
BIRTH AND                  POSITION(S) HELD     LENGTH OF        PRINCIPAL OCCUPATION(S)        OVERSEEN BY          HELD BY
ADDRESS                     WITH THE TRUST     TIME SERVED        DURING PAST FIVE YEARS         TRUSTEE(1)        TRUSTEE(2)
-------------             -----------------   ------------   -------------------------------   -------------   ------------------
DISINTERESTED TRUSTEES*
Samuel M. Eisenstat       Chairman of the     1986-Present   Attorney, solo practitioner.           52         North European Oil
DOB: 03/07/40             Board                                                                                Royalty Trust.

Stephen J. Gutman         Trustee             1986-Present   Senior Associate, Corcoran             52         None
DOB: 05/10/43                                                Group (Real Estate) (2003 to
                                                             Present); President and Member
                                                             of Managing Directors, Beau
                                                             Brummel - Soho LLC (licensing
                                                             of menswear specialty retailing
                                                             and other activities) (June
                                                             1988 to present).

William J. Shea           Trustee             2004-Present   Managing Partner, DLB Capital,         52         Chairman of the
DOB: 02/09/48                                                LLC (Private Equity)                              Board, Royal and
                                                             (2006-Present); President and                     SunAlliance
                                                             CEO, Conseco, Inc. (Financial                     U.S.A., Inc.
                                                             Services) (2001 to 2004);                         (March 2005 to
                                                             Chairman of the Board of                          present);
                                                             Centennial Technologies, Inc.                     Director, Boston
                                                             (1998 to 2001); Vice Chairman,                    Private Financial
                                                             Bank Boston Corporation (1933                     Holdings (October
                                                             to 1998).                                         2004 to present).

INTERESTED TRUSTEE*
Peter A. Harbeck(3)       Trustee             1995-Present   President and CEO, AIG Advisor         99         None
DOB: 01/23/54                                                Group, Inc. (June 2004 to
                                                             present); President, CEO and
                                                             Director, AIG SAAMCo (August
                                                             1995 to present); Director, AIG
                                                             SunAmerica Capital Services,
                                                             Inc. ("AIG SACS") (August 1993
                                                             to present).

OFFICERS*
Vincent Marra             President & Chief   2004-Present   Senior Vice President, AIG             N/A        None
DOB: 05/28/50             Executive Officer                  SAAMCo (February 2003 to
                                                             present); Chief Administrative
                                                             Officer, Chief Operating
                                                             Officer and Chief Financial
                                                             Officer, Carret & Co. LLC (June
                                                             2002 to February 2003);
                                                             President and Chief Operating
                                                             Officer, Bowne Digital
                                                             Solutions (1999 to May 2002).

Donna M. Handel           Treasurer           2002-Present   Senior Vice President, AIG             N/A        N/A
DOB: 06/25/66                                                SAAMCo (December 2004 to
                                                             present); Vice President, AIG
                                                             SAAMCo (August 1997 to December
                                                             2004); Assistant Treasurer, AIG
                                                             SAAMCo (1993 to 2002).

James Nicols              Vice President      2006-Present   Director, President and CEO,           N/A        N/A
DOB: 04/07/66                                                AIG SACS (July 2006 to
                                                             Present); Senior Vice
                                                             President, AIG SACS (March 2002
                                                             to July 2006); Vice President,
                                                             AIG SunAmerica (1995 to March
                                                             2002)

Cynthia Gibbons           Vice President      2002-Present   Vice President, AIG SAAMCo &           N/A        N/A
DOB: 12/06/69             and Chief                          The Variable Annuity Life
                          Compliance                         Insurance Company (August
                          Officer ("CCO")                    2002-Present); Securities
                                                             Compliance Manager, American
                                                             General Investment Management
                                                             (June 2000 - August 2002).


                                                                                                 NUMBER OF
                                                 TERM OF                                       PORTFOLIOS IN          OTHER
NAME, DATE OF                                  OFFICE AND                                       FUND COMPLEX      DIRECTORSHIPS
BIRTH AND                  POSITION(S) HELD     LENGTH OF        PRINCIPAL OCCUPATION(S)        OVERSEEN BY          HELD BY
ADDRESS                     WITH THE TRUST     TIME SERVED        DURING PAST FIVE YEARS         TRUSTEE(1)        TRUSTEE(2)
-------------             -----------------   ------------   -------------------------------   -------------   ------------------
Gregory N. Bressler       Secretary and       2005-Present   Senior Vice President and              N/A        N/A
DOB: 11/17/66             Chief Legal                        General Counsel, AIG SAAMCo
                          Officer                            (June 2005 to present); Vice
                                                             President and Director of U.S.
                                                             Asset Management Compliance,
                                                             Goldman Sachs Asset Management
                                                             (June 2004 to June 2005);
                                                             Deputy General Counsel, Credit
                                                             Suisse Asset Management (June
                                                             2002 to June 2004): Counsel,
                                                             Credit Suisse Asset Management
                                                             (January 2000 to June 2002).

Greg Kingston             Vice President      2003-Present   Vice President, AIG SAAMCo             N/A        N/A
DOB: 01/18/66             and Assistant                      (2001-Present). Formerly, Vice
                          Treasurer                          President, American General
                                                             Investment Management, LP (1999
                                                             to 2001)

Nori Gabert               Vice President      2003-Present   Vice President and Deputy              N/A        N/A
DOB: 08/15/53             and Assistant                      General Counsel, AIG SAAMCo
                          Secretary                          (2001 to Present). Formerly,
                                                             Associate general Counsel,
                                                             American General Corporation
                                                             (1997 to 2001).

Matthew J. Hackethal      Senior Compliance   November       Senior Compliance Manager, AIG         N/A        N/A
DOB: 12/31/71             Manager             2006 to        SAAMCo (November 2006 to
                                              Present        Present); Vice President,
                                                             Credit Suisse Asset Management
                                                             (May, 2001 to October 2006);
                                                             CCO, Credit Suisse Alternative
                                                             Funds (November 2005 to October
                                                             2006); CCO, Credit Suisse Asset
                                                             Management Securities, Inc.
                                                             (April 2004 to August 2005)

----------
* The business address of each Trustee and Officer is Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992, except for Mmes. Gabert and Gibbons and Mr. Kingston whose address is 2929 Allen Parkway, Houston, Texas 77019.

(1) The term "fund complex" means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of the Adviser. The "Fund Complex" includes the Trust (9 portfolios), AIG Series Trust, Inc. (5 portfolios), SunAmerica Money Market Funds, Inc. (2 portfolios), AIG SunAmerica Equity Funds (10 portfolios), SunAmerica Income Funds (5 portfolios), SunAmerica Focused Series, Inc. (18 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 portfolio), SunAmerica Focused Alpha Growth Fund, Inc. (1 portfolio), SunAmerica Focused Alpha Large-Cap Fund (1 portfolio), VALIC Company I (32 portfolios), VALIC Company II (15 portfolios), SunAmerica Series Trust (35 portfolios), and Seasons Series Trust (24 portfolios).

(2) Directorships of Companies required for reporting to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies regulated under the 1940 Act other than those listed under the preceding column.

(3) Mr. Harbeck is considered to be an Interested Trustee (as defined within the Investment Company Act of 1940) because he serves as President and CEO of the Adviser and Director of AIG SACS.

     The Trustees of the Trust are responsible for the overall supervision of the operation of the Trust and each Portfolio and perform various duties imposed on trustees of investment companies by the 1940 Act and under the Trust's Declaration of Trust. Each of the Independent Trustees is entitled to compensation from the Trust consisting of an annual fee of $20,000 in addition to reimbursement of out-of-pocket expenses in connection with attendance at meetings of the Trustees. In addition, Mr. Eisenstat receives an aggregate of $18,000 in annual compensation for serving as Chairman of the Board of the AIG SunAmerica Mutual Funds and the Trust. These expenses are allocated on the basis of the relative net assets of each Portfolio. Officers are compensated by AIG SAAMCo or its affiliates and receive no compensation from the Trust.

     In addition, each Independent Trustee also serves on the Audit Committee of the Board of Trustees (the "Audit Committee"). The Audit Committee is charged with recommending to the entire Board of Trustees the engagement or discharge of the Trust's independent accountants, directing investigations into matters within the scope of the independent accountants' duties; reviewing with the independent accountants the audit plan and results of the audit; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; and preparing and submitting committee minutes to the entire Board of Trustees. Each member of the Audit Committee receives $2,500 per meeting in compensation for serving on the Audit Committees of all of the AIG SunAmerica Mutual Funds and the Trust. With respect to the Trust, each member of the Audit Committee receives a pro rata portion of the $2,500 per meeting compensation, based on the relative net assets of the Trust. In addition, the Chairman receives a pro rata portion of $5,000 in annual compensation, based on the relative net assets of the Trust, for serving as Chairman of the Audit Committee. The Audit Committee met four times during the fiscal year ending December 31, 2006.

     The Trust has a Nominating and Compensation Committee, comprised solely of Independent Trustees, which recommends to the Trustees those persons to be nominated for election as Trustees by shareholders and selects and proposes nominees for election by Trustees between shareholders' meetings. The Nominating and Compensation Committee does not normally consider candidates proposed by shareholders for election of Trustees. Members of the Nominating Committee receive a total of $1,000 in annual compensation for serving on the Nominating Committee. Each member of the Nominating and Compensation Committee receives $500 per meeting ($250 per telephonic meeting). In addition, the Chairman receives $600 per meeting ($300 per telephonic meeting) and $1,500 in annual compensation, based on the relative net assets of the Trust. The Nominating and Compensation Committee met three times during the fiscal year ending December 31, 2006.

     The Trust has an Ethics Committee, comprised solely of Independent Trustees. The Ethics Committee is responsible for applying the Code of Ethics applicable to each Portfolio's Principal Executive Officer and Principal Accounting Officer (the "Code") to specific situations in which questions are presented to it and has the authority to interpret the Code in any particular situation. The Ethics Committee will inform the Board of Trustees of violations or waivers to the Code, as appropriate. Members of the Ethics Committee receive a total of $1,000 in annual compensation for serving on the Ethics Committee. Each member of the Ethics Committee receives $500 per meeting ($250 per telephonic meeting). In addition, the Chairman receives $500 per meeting ($300 per telephonic meeting) and $1,500 in annual compensation, based on the relative net assets of the Trust, for serving as Chairman of the Ethics Committee. The Ethics Committee met one time during the fiscal year ending December 31, 2006.

     The Trust also has a Governance Committee, comprised solely of Independent Trustees. The Governance Committee reviews and makes recommendations with respect to the size and composition of the Board and its committees and to monitor and evaluate the functioning of the committees of the Board.

Members of the Governance Committee receive a total of $1,000 in annual compensation for serving on the Governance Committee. Each member of the Governance Committee receives $500 per meeting ($250 per telephonic meeting). In addition, the Chairman receives $600 per meeting ($300 per telephonic meeting) and $1,500 in annual compensation, based on the relative net assets of the Trust, for serving as Chairman of the Governance Committee. The Governance Committee met three times during the fiscal year ending on December 31, 2006.

     The Trustees of the Trust have adopted the AIG SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993, as amended, for the unaffiliated Trustees. The Retirement Plan provides, generally, that if an unaffiliated Trustee who has at least 10 years of consecutive service as a Disinterested Trustee of any portfolio of the Trust (an "Eligible Trustee") or who has at least 5 years of consecutive service after reaching age 60 or dies while a Trustee, such person will be eligible to receive a retirement or death benefit from each portfolio of the Trust with respect to which he or she is an Eligible Trustee. As of each of the ten birthdays after becoming an Eligible Trustee each Eligible Trustee will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Trustee of each portfolio of the Trust for the calendar year in which such birthday occurs. As of each of such first ten birthdays on which he is both a Trustee and a Participant, each Participant shall also be credited with an amount of earnings or losses determined under Subsection 5(b) on any amount credited under this Subsection 5(a) as of any previous birthday. An Eligible Trustee may receive benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in various installments for a period of up to fifteen years. Any undistributed amounts shall continue to accrue interest at 8.50%. On December 6, 2006, the Board of Trustees approved amendments to the Retirement Plan allowing Trustees with 10 years of consecutive service to become a participant regardless of age, along with certain other changes.

     As of December 31, 2006, the Trustees and officers of the Trust owned in the aggregate less than 1% of the total outstanding shares of each Portfolio of the Trust.

                      TRUSTEE OWNERSHIP OF PORTFOLIO SHARES


The following table shows the dollar range of shares beneficially owned by each Trustee as of December 31, 2006.

DISINTERESTED TRUSTEES

                                                   Aggregate Dollar Range of
                                                   Equity Securities in All
                                                     Registered Investment
                                                     Companies Overseen by
                        Dollar Range of Equity        Trustee in Family of
Name of Trustee       Securities in the Trust(1)    Investment Companies(2)
---------------       --------------------------   -------------------------
Samuel M. Eisenstat                0                    $10,001-$50,000
Stephen J. Gutman                  0                         $1-$10,000
William J. Shea                    0                                  0

----------
(1) Includes the value of shares beneficially owned by each Trustee in each Portfolio of the Trust, as of December 31, 2006.

(2) Includes the SunAmerica Mutual Funds ("SAMF") (37 portfolios), the Trust (9 portfolios) and SunAmerica Senior Floating Rate Fund, Inc. (1 portfolio).

INTERESTED TRUSTEE

                                                   Aggregate Dollar Range of
                                                    Equity Securities in All
                                                     Registered Investment
                                                     Companies Overseen by
                       Dollar Range of Equity   Trustee in Family of Investment
Name of Trustee       Securities in the Trust              Companies
---------------       -----------------------   -------------------------------
Peter A. Harbeck                 0                         >$100,000

     As of December 31, 2006, no Independent Trustee or his/her immediate family members owned beneficially or of record any securities of the Adviser or any person other than a registered investment company directly or indirectly controlling, controlled by, or under common control with such entities.

     The following table sets forth information summarizing the compensation of each independent Trustee for his services as Trustee for the fiscal year ended December 31, 2006. Neither the Trustee who is an interested person of the Trust nor any officers of the Trust receive any compensation.

                               Compensation Table

                                       PENSION OR
                                       RETIREMENT
                                        BENEFITS                         TOTAL COMPENSATION
                        AGGREGATE      ACCRUED AS    ESTIMATED ANNUAL   FROM TRUST AND FUND
                      COMPENSATION   PART OF TRUST     BENEFITS UPON      COMPLEX PAID TO
TRUSTEE                FROM TRUST      EXPENSES*       RETIREMENT**          TRUSTEES*
-------               ------------   -------------   ----------------   -------------------
Samuel M. Eisenstat      $34,941        $38,139          $166,246             $164,800
Stephen J. Gutman        $25,394        $47,135          $204,702             $118,000
William J. Shea          $25,819        $     0          $ 94,046             $119,700

----------
* The "Fund Complex" includes the Trust (9 portfolios), AIG Series Trust, Inc. (5 portfolios), SunAmerica Money Market Funds, Inc. (2 portfolios), AIG SunAmerica Equity Funds (9 portfolios), SunAmerica Income Funds (5 portfolios), SunAmerica Focused Series, Inc. (18 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 portfolio), SunAmerica Focused Alpha Growth Fund (1 portfolios), SunAmerica Focused Alpha Large-Cap Fund, Inc. (1 portfolio), VALIC Company I (32 portfolios), VALIC Company II (15 portfolios), SunAmerica Series Trust (35 portfolios), and Seasons Series Trust (24 portfolios).

** Assumes the Participant elects to receive benefits in 15 yearly installments for SAMF and AST Retirement Plans

                       EXECUTION OF PORTFOLIO TRANSACTIONS

     It is the policy of the Trust, in effecting transactions in portfolio securities, to seek the best execution at the most favorable prices. The determination of what may constitute best execution involves a number of considerations, including the economic result to the Trust (involving both price paid or received and any commissions and other costs), the efficiency with which the transaction is effected where a large block is involved, the availability of the broker to stand ready to execute potentially difficult transactions and the financial strength and stability of the broker. Such considerations are judgmental and are considered in determining the overall reasonableness of brokerage commissions paid.

     A factor in the selection of brokers is the receipt of research services -- analyses and reports concerning issuers, industries, securities, economic factors and trends -- and other statistical and factual information. Research and other statistical and factual information provided by brokers is considered to be in addition to and not in lieu of services required to be performed by the Subadviser.

     The Subadviser may cause a Portfolio to pay broker-dealers commissions that exceed what other broker-dealers may have charged, if in its view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. The extent to which commissions may reflect the value of research services cannot be presently determined. To the extent that research services of value are provided by broker-dealers with or through whom the Subadviser places the Trust's portfolio transactions, the Subadviser may be relieved of expenses it might otherwise bear. Research services furnished by broker-dealers may be used by the Subadviser in connection with the Trust and could be useful and of value to the Subadviser in serving other clients as well as the Trust. Research services obtained by the Subadviser as a result of the placement of portfolio brokerage of other clients could also be useful and of value in serving the Trust.

     Investment decisions for the Portfolios are made independently from those made for any other clients that are managed by the Subadviser or their affiliates. If, however, accounts managed by the Subadvisers are simultaneously engaged in the purchase of the same security, then, as authorized by the Trust's Board of Trustees, available securities may be allocated to each Portfolio or other client account and may be averaged as to price in a manner determined by the Subadvisers to be fair and equitable.

     In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. Certain dealers effecting "riskless principal" transactions in the over-the-counter market may, however, charge a stated commission on such transactions. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     Subject to the above considerations, the Subadvisers may use broker-dealer affiliates of the Adviser or a Subadviser, as a broker for any Portfolio. In order for such broker-dealer to effect any portfolio transactions for a Portfolio, the commissions, fees or other remuneration received by the broker-dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow such broker-dealer to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including a majority of the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to such broker-dealers is consistent with the foregoing standard. These types of brokerage transactions are also subject to such fiduciary standards as may be imposed upon the broker-dealers by applicable law.

     Commission Recapture Program: A commission recapture program includes those arrangements under which products or services (other than execution of securities transactions) or commissions are recaptured for a client from or through a broker-dealer, in exchange for directing the client's brokerage transactions to that broker-dealer who commits to returning a portion of their commission to the respective underlying Portfolio. The Board of Trustees has determined that a commission recapture program is in the best interest of each Portfolio and its shareholders and therefore has conveyed the information to Subadvisers. A Portfolio may participate in commission recapture program, provided the Portfolio Manager can still obtain the best price and execution for trades. Thus, a Portfolio may benefit from the products or services or recaptured commissions obtained through the commission recapture program, although there may be other transaction costs, greater spreads, or less favorable net prices on transactions. As long as the trader executing the transaction for a Portfolio indicates that this is a commission recapture transaction, the Portfolio will get a percentage of commissions paid on either domestic trades or international trades credited back to the Portfolio. The brokerage of one Portfolio will not be used to help pay the expenses of any other Portfolio. AIG SAAMCo will continue to waive its fees or reimburse expenses for any Portfolio for which it has agreed to do so. All expenses paid through the commission recapture program will be over and above such waivers and/or reimbursements, so that AIG SAAMCo will not receive any direct or indirect economic benefit from the commission recapture program.

     Through expense offset arrangements resulting from broker commission recapture, a portion of certain Portfolio's expenses have been reduced. For the year ended December 31, 2006, the amount of expense reductions, received by each Portfolio used to offset the Portfolio's nonaffiliated expenses, were as follows:

                                  AGGREGATE
PORTFOLIO                           AMOUNT
---------                         ---------
Asset Allocation Portfolio         $ 58,320
Capital Appreciation Portfolio     $188,056
Growth and Income Portfolio        $  1,400
Growth Portfolio                   $ 96,126
Multi-Asset Portfolio              $  2,593
Natural Resources Portfolio        $  1,571
Strategic Multi-Asset Portfolio    $  4,164

     The following table sets forth the aggregate brokerage commissions paid by the Portfolios for the fiscal years ended December 31, 2006, 2005 and 2004. None of the transactions were executed with affiliated brokers.

                                            2006          2005          2004
                                         AGGREGATE     AGGREGATE     AGGREGATE
                                         BROKERAGE     BROKERAGE     BROKERAGE
PORTFOLIO                               COMMISSIONS   COMMISSIONS   COMMISSIONS
---------                               -----------   -----------   -----------
Asset Allocation Portfolio               $  247,395    $  329,774    $  452,566
Capital Appreciation Portfolio           $2,977,303    $2,517,124    $3,328,434
Government and Quality Bond Portfolio    $        0    $        0    $        0
Growth and Income Portfolio              $   16,650    $   18,538    $   21,274
Growth Portfolio                         $1,087,950    $1,290,368    $1,427,904
Money Market Portfolio                   $        0    $        0    $        0
Multi-Asset Portfolio                    $   31,383    $   37,710    $   42,412
Natural Resources Portfolio              $  103,910    $   75,268    $   98,367
Strategic Multi-Asset Portfolio          $   58,969    $   87,851    $  141,917

     In addition, for the fiscal year ended December 31, 2005, the Portfolios directed the following amounts of portfolio securities transactions, and commissions paid thereon, to broker-dealers which provided research services to the Portfolios' subadvisers:

                                            GROSS DOLLAR VALUE OF          DOLLAR AMOUNT OF
                                         PURCHASE/ SALES DIRECTED TO   COMMISSIONS DIRECTED TO
               PORTFOLIO                      RESEARCH PROVIDERS          RESEARCH PROVIDERS
               ---------                 ---------------------------   -----------------------
Asset Allocation Portfolio                       $145,645,274                  $150,374
Capital Appreciation Portfolio*                  $104,484,415                  $122,785
Government and Quality Bond Portfolio*                    N/A                       N/A
Growth and Income Portfolio*                     $    649,832                  $    565
Growth Portfolio*                                $ 32,799,227                  $ 25,889
Money Market Portfolio*                                   N/A                       N/A
Multi-Asset Portfolio*                           $  1,632,054                  $  1,080
Natural Resources Portfolio*                     $  1,740,820                  $  2,656
Strategic Multi-Asset Portfolio*                 $  2,154,366                  $  2,791

* The commissions and gross dollar value identified as being directed to a broker for third party research services are calculated by applying the subadviser's firmwide percentage of commissions paid to the broker that would have been applied to the third party research services as a percentage of the subadviser's total commission activity with that firm. This calculated percentage is then applied across all of the subadviser's client accounts to provide a pro-rata reporting of the estimated third party soft dollar commission and gross dollar value amounts. The subadviser also receives research services provided directly by the broker. However, the amount of brokerage attributable to such research services are not readily ascertainable and are not included in the table.

     The following table sets forth the value of Portfolios' holdings of securities of the Trust's regular brokers and dealers (as defined under Rule 10b-1 of the 1940 Act) and their parents as of December 31, 2006.

                                                                      VALUE      DEBT/
PORTFOLIO                                      BROKER DEALER         (000'S)   EQUITY
---------                               --------------------------   -------   -------
Money Market Portfolio                  Bank of America Corp.        Debt      $   400
                                        Credit Suisse                Debt      $   150
                                        Deutsche Bank                Debt      $   300
                                        Goldman Sachs                Debt      $   189
                                        UBS Finance, LLC             Debt      $   396

Government and Quality Bond Portfolio   Bank of America              Debt      $12,457
                                        Bear Stearns                 Debt      $24,830
                                        Citigroup                    Debt      $13,718
                                        Credit Suisse                Debt      $13,984
                                        UBS Securities, LLC          Debt      $54,350
                                        Merrill Lynch                Debt      $ 5,720
                                        Morgan Stanley               Debt      $ 4,420
                                        Deutsche Bank                Debt      $ 2,091
                                        Goldman Sachs                Debt      $ 4,569

Asset Allocation Portfolio              State Street Bank & Trust    Debt      $16,429
                                        Citigroup, Inc.              Equity    $ 3,676
                                        Citigroup, Inc.              Debt      $ 1,152
                                        Morgan Stanley Group         Equity    $   708
                                        Merrill Lynch & Co., Inc.    Debt      $ 1,016
                                        Morgan Stanley Group, Inc.   Debt      $   523
                                        Bank of America              Equity    $ 2,547
                                        Goldman Sachs Group, Inc.    Equity    $   857
                                        UBS AG                       Equity    $   326
                                        Lehman Brothers              Equity    $   445
                                        Bank of America Mgt.         Debt      $ 1,201
                                        Credit Suisse First Boston   Debt      $ 1,015

Growth and Income Portfolio             Citigroup, Inc.              Equity    $   611
                                        UBS Securities, LLC          Equity    $   163
                                        Bank of America Corp.        Equity    $   342
                                        Merrill Lynch & Co., Inc.    Equity    $   196
                                        State Street                 Equity    $   162
                                        Goldman Sachs                Equity    $   159
                                        UBS Securities               Debt      $   645

Growth Portfolio                        Bank of America              Equity    $13,027
                                        Citigroup                    Equity    $16,423
                                        Merrill Lynch & Co., Inc.    Equity    $ 8,193
                                        UBS Securities               Equity    $ 8,066
                                        UBS Securities               Debt      $17,275

Capital Appreciation Portfolio          Goldman Sachs                Equity    $24,739
                                        UBS AG                       Equity    $17,327
                                        State Street                 Equity    $ 8,363
                                        UBS Securities               Debt      $34,855

Natural Resources Portfolio             UBS Securities               Debt      $10,190

Multi-Asset Portfolio                   State Street Corp.           Equity    $   297
                                        Bank of America Corp.        Equity    $   635
                                        Citigroup, Inc.              Equity    $ 1,131
                                        Goldman Sachs                Equity    $   299
                                        Merrill Lynch                Equity    $   354
                                        UBS AG                       Equity    $   302
                                        Bank of America              Debt      $   103
                                        Bear Stearns                 Debt      $   492
                                        Citigroup, Inc.              Debt      $   284
                                        Credit Suisse                Debt      $   209
                                        UBS AG                       Debt      $    78
                                        Merrill Lynch                Debt      $    78
                                        UBS Securities               Debt      $ 1,540

Strategic Multi-Asset Portfolio         State Street Corp.           Equity    $    88
                                        Bank of America Corp.        Equity    $   352
                                        Credit Suisse Group          Equity    $   303

                                        Goldman Sachs Group          Equity    $   189
                                        Merrill Lynch & Co.          Equity    $   372
                                        UBS AG                       Equity    $   485
                                        Bank of America              Debt      $    59
                                        Bear Stearns                 Debt      $    50
                                        Credit Suisse                Debt      $    80
                                        UBS                          Debt      $    26
                                        Merrill Lynch                Debt      $    59
                                        Citigroup,                   Debt      $    87
                                        UBS Securities               Debt      $ 1,080

                               PORTFOLIO TURNOVER

     Turnover in the Strategic Multi-Asset Portfolio decreased in 2006 relative to 2005 primarily for two reasons. First, turnover declined in the global equity portion of the portfolio due to longer holding periods based on evolving market conditions. Second, during 2005 there were two portfolio driven events which caused higher than normal turnover in the fixed income portion of the portfolio: the transition of dedicated high yield assets to the global bond portion of the portfolio and a change in the bond benchmark.

                                 PRICE OF SHARES

     Shares of the Trust are currently offered only to the separate accounts of the Life Insurance Companies. The Trust is open for business on any day the New York Stock Exchange ("NYSE") is open for regular trading. Shares are valued each day as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern Time). Each Portfolio calculates the net asset value of each class of its shares separately by dividing the total value of net assets of each Class by the number of such class' shares outstanding. The net asset value of each class of a Portfolio's shares will also be computed on each other day in which there is a sufficient degree of trading in such Portfolio's securities that the net asset value of its shares might be materially affected by changes in the values of the portfolio securities; provided, however, that on such day the Trust receives a request to purchase or redeem such Portfolio's shares. The days and times of such computation may, in the future, be changed by the Trustees in the event that the portfolio securities are traded in significant amounts in markets other than the NYSE, or on days or at times other than those during which the NYSE is open for trading.

     Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

     As of the close of regular trading on the NYSE, securities traded primarily on securities exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one exchange, the Portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio's shares, and the Portfolio may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE.
A Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open.
For foreign equity securities, the Portfolio uses an outside pricing service to provide it with closing market prices and information used for adjusting these prices.

     Futures contracts and options traded on national securities exchanges are valued as of the close of the exchange on which they trade. Forward contracts are valued at the 4:00 p.m. Eastern time forward rate. Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the Adviser, the broadest and most representative market, that may be either a securities exchange or the over-the-counter market.

     Non-convertible bonds and debentures, other long-term debt securities and short-term debt securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available. If a vendor quote is unavailable, the securities may be priced at the mean of two independent quotes obtained from brokers. Securities for which market quotations are not readily available are valued as determined pursuant to procedures adopted in good faith by the Board of Trustees. The value of any shares of open-end funds held by a Portfolio will be calculated using the NAV of such funds. The prospectus for any such open-end funds should explain the circumstances under which these funds use fair value pricing and the effects of using fair value pricing.

     Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Portfolio if acquired within 60 days of maturity or, if already held by the Portfolio on the 60th day, are amortized to maturity based on the value determined on the 61st day.

     Securities for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of the security, then these securities are valued as determined pursuant to procedures adopted in good faith by the Board of Trustees. The fair value of all other assets is added to the value of securities to arrive at the respective Portfolio's total assets.

     A Portfolio's liabilities, including proper accruals of expense items, are deducted from total assets. The net asset value of a class of shares of the respective Portfolio is divided by the total number of shares outstanding in that class to arrive at the net asset value per share.

     Money Market Portfolio. Securities of the Money Market Portfolio are valued by the amortized cost method pursuant to Rule 2a-7 under the 1940 Act, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value as determined by this method is higher or lower than the price the Portfolio would receive if it sold the securities.

     The use of this valuation method is continuously reviewed and the Board of Trustees will make such changes as may be necessary to assure that the assets of the Portfolio are valued fairly as determined by the Trustees in good faith, as a particular responsibility within the overall duty of care owed to the shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Portfolio's investment objectives, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share. The Trustees' procedures include periodically monitoring as they deem appropriate and at such intervals as are reasonable in light of current market conditions, the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will consider what steps should be taken, if any, in the event of a difference of more than 1/2 of 1% between the two. The Trustees will take such steps as they consider appropriate, (e.g., selling securities to shorten the average portfolio maturity) to minimize any material dilution or other unfair results that might arise from differences between the two. Rule 2a-7 requires that the Portfolio limit its investments to instruments that the Trustees determine will present minimal credit risks and which are of high quality as determined by at least one major rating agency, or, in the case of any instrument that is not so rated, of comparable quality as determined by the Trustees. It also calls for the Portfolio to maintain a dollar weighted average portfolio maturity (not more than 90 days) appropriate to its objective of maintaining a stable net asset value of $1.00 per share and precludes the purchase of any instrument with a remaining maturity of more than 397 calendar days. Should the disposition of a portfolio security result in a dollar weighted average portfolio maturity of more than 90 days, the Portfolio will invest its available cash in such manner as to reduce such maturity to 90 days or less as soon as reasonably practicable.

     It is the normal practice of the Portfolio to hold portfolio securities to maturity. Therefore, unless a sale or other disposition of a security is mandated by redemption requirements or other extraordinary circumstances, the Portfolio will realize the par value of the security. Under the amortized cost method of valuation traditionally employed by institutions for valuation of money market instruments, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the Portfolio. In periods of declining interest rates, the indicated daily yield on shares of the Portfolio as computed by dividing the annualized daily income of the Portfolio by the net asset value will tend to be higher than if the valuation was based upon market prices and estimates. In periods of rising interest rates, the indicated daily yield on shares of the Portfolio as computed by dividing the annualized daily income of the Portfolio by the net asset value will tend to be lower than if the valuation was based upon market prices and estimates.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     Each Portfolio is qualified and intends to remain qualified and to elect to be treated as a regulated investment company under Subchapter M under the Code. So long as a Portfolio qualifies as a regulated investment company and complies with the provisions of the Code pertaining to regulated investment companies which distribute substantially all of their net income (both net ordinary income and net capital gains) to their shareholders, the Portfolio will not incur a tax liability on that portion of its net ordinary income and net realized capital gains which have been distributed to its shareholders. To remain qualified as a regulated investment company, a Portfolio must, among other things, (a) derive at least 90% of its gross income from the sales or other disposition of securities, dividends, interest, payments with respect to certain securities loans and certain other related income; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Portfolio's assets is represented by cash, U.S. government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to not greater than 5% of the value of the Portfolio's net assets and to not more than 10% of the voting securities of such issuer (other than U.S. government securities) and (ii) not more than 25% of the value of the Portfolio's assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer.

     So long as a Portfolio qualifies as a regulated investment company, such Portfolio will not be subject to federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends. Dividends from net investment income and capitol gain distributions, if any, are paid annually. All distributions are reinvested in shares (of the same class) of the Portfolio at net asset value unless the transfer agent is instructed otherwise.

     Generally, a regulated investment company must timely distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid imposition of a non-deductible 4% excise tax. However, the excise tax generally does not apply to a regulated investment company whose only shareholders are certain tax-exempt trusts or segregated asset accounts of life insurance companies held in connection with variable contracts. In order to avoid imposition of the excise tax, each Portfolio intends to qualify for this exemption or to comply with the calendar year distribution requirement.

     Each Portfolio of the Trust is also subject to variable contract asset diversification regulations prescribed by the U.S. Treasury Department under the Code. These regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the value of the total assets of the Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, but each U.S. agency or instrumentality is treated as a separate issuer. If a Portfolio fails to comply with these regulations, the contracts invested in that Portfolio will not be treated as annuity, endowment or life insurance contracts for federal income tax purposes and the income allocable to the contracts will be subject to federal income tax as ordinary income.

     Since the shares in the Portfolios are offered only in connection with the Variable Contracts, no discussion is set forth herein as to the U.S. federal income tax consequences at the shareholder level. For information concerning the U.S. federal income tax consequences to purchasers of the Variable Contracts, see the prospectus for such Variable Contracts. Purchasers of the Variable Contracts should also consult their tax advisors regarding specific questions as to federal, state and local taxes.

     A Portfolio may invest in debt securities issued at a discount or providing for deferred interest, which may result in income to the Portfolio equal, generally, to a portion of the excess of the face value of the securities over the issue price thereof ("original issue discount") each year that the securities are held, even though the Portfolio receives no actual interest payments thereon. Original issue discount is treated as income earned by the Portfolio and, therefore, is subject to distribution requirements of the Code applicable to regulated investment companies. Since the original issue discount income earned by the Portfolio in a taxable year may not be represented by cash income, the Portfolio may have to dispose of securities, which it might otherwise have continued to hold, to generate cash in order to satisfy its distribution requirements.

     Portfolio investments in partnerships, including in qualified publicly traded partnerships, may result in the Portfolio's being subject to state, local or foreign income, franchise or withholding tax liabilities.

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Portfolio actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from sales of currencies or dispositions of debt securities or certain forward contracts, futures contracts, options or similar financial instruments denominated in a foreign currency or determined by reference to the value of one or several foreign currencies also are treated as ordinary income or loss.

     Options, forward contracts, futures contracts and foreign currency transactions entered into by a Portfolio will be subject to special tax rules. These rules may accelerate income to a Portfolio, defer Portfolio losses, cause adjustments in the holding periods of Portfolio securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. As a result, these rules could affect the amount, timing and character of distributions by a Portfolio.

     The Code includes special rules applicable to the listed non-equity options, regulated futures contracts, and options on futures contracts that a Portfolio may write, purchase or sell. Such options and contracts are classified as Section 1256 contracts under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts, except forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof ("60/40 gain or loss"). Such contracts, when held by a Portfolio at the end of a fiscal year, generally are required to be treated as sold at market value on the last day of such fiscal year for Federal income tax purposes ("marked-to-market"). Over-the-counter options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by a Portfolio from transactions in over-the-counter options written by a Portfolio generally constitute short-term capital gains or losses. Any gain or loss recognized by a Portfolio from transactions in over-the-counter options purchased by such Portfolio generally has the same character as the property to which the option relates as in the hands of such Portfolio (or would have if acquired by the Portfolio). When call options written, or put options purchased, by a Portfolio are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of such gain or loss, the sales proceeds are reduced by the premium paid for the over-the-counter puts or increased by the premium received for over-the-counter calls.

     A substantial portion of each Portfolio's transactions in options, futures contracts and options on futures contracts, particularly its hedging transactions, may constitute "straddles" which are defined in the Code as offsetting positions with respect to personal property. A straddle in which at least one (but not all) of the positions is a Section 1256 contract would constitute a "mixed straddle" under the Code. The Code generally provides with respect to straddles (i) "loss deferral" rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrealized gains in the offsetting position, (ii) "wash sale" rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period, (iii) "short sale" rules which may terminate the holding period of securities owned by a Portfolio when offsetting positions are established and which may convert certain losses from short-term to long-term, and (iv) "conversion transaction" rules which may treat all or a portion of the gain on a transaction as ordinary income rather than as capital gains. The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions which form part of a straddle. Certain other elections also are provided in the Code; no determination has been reached to make any of these elections.

     As a result of entering into swap contracts, a Portfolio may make or receive periodic net payments. A Portfolio may also make or receive. As a result of entering into swap contracts, a Portfolio may make or receive periodic net payments. A Portfolio may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Portfolio has been a party to the swap for more than one year). The tax treatment of many types of credit default swaps is uncertain.

     In general, gain or loss on a short sale, to the extent permitted, is recognized when a Portfolio closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Portfolio's hands. Except with respect to certain situations where the property used by a Portfolio to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of "substantially identical property" held by a Portfolio. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by a Portfolio for more than one year. In general, a Portfolio will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

     A "passive foreign investment company" ("PFIC") is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If a Portfolio acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Portfolio will be subject to federal income tax on a portion of any "excess distribution" received on the stock or on any gain from disposition of the stock (collectively, the "PFIC income"), plus certain interest change, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. The Portfolio may make a "mark-to-market" election with respect to any stock it holds of a PFIC. If the election is in effect at the end of the Portfolio's taxable year, the Portfolio will recognize the amount of mark-to-market gains, if any, with respect to PFIC stock as ordinary income. The Portfolio will recognize ordinary loss on marking to market of PFIC stock, only to the extent of mark-to-market gains recognized in prior years. Alternatively, a Portfolio may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in its income each year, its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Portfolio; those amounts would be subject to the distribution requirements applicable to the Portfolio described above. In order to make this election a Portfolio would be required to obtain certain information from the PFIC which in many cases may be difficult to do.

     Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Portfolio will be subject, since the amount of the Portfolio's assets to be invested in various countries is not known and is expected to vary. Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local taxes.

     For the fiscal year ended December 31, 2006, the Government and Quality Bond Portfolio had a capital loss carry forward of $12,025,815, which will expire between 2012 and 2014.

                             SPECIAL CONSIDERATIONS

     The Code imposes certain diversification standards on the underlying assets of Variable Contracts held in the Portfolios of the Trust. The Code provides that a Variable Contract shall not be treated as an annuity contract or life insurance for any period for which the investments are not adequately diversified, in accordance with regulations prescribed by the Treasury Department. Disqualification of the Variable Contract as an annuity contract or life insurance would result in imposition of federal income tax on the Contract Owner with respect to earnings allocable to the Variable Contract prior to the receipt of payments under the Variable Contract. The Code contains a safe harbor provision which provides that contracts such as the Variable Contracts meet the diversification requirements if, as of the close of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than 55% of the value of the total assets consists of cash, cash items, U.S. government securities and securities of other regulated investment companies.

     The Treasury Department has issued Regulations (Treas. Reg. Section 1.817-5) which establish diversification requirements for the investment portfolios underlying variable contracts, such as the Variable Contracts. The Regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment portfolio will be deemed adequately diversified if, at the close of each calendar quarter or within 30 days thereafter, (i) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (ii) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (iii) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (iv) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of these regulations all securities of the same issuer are treated as a single investment.

     The Technical and Miscellaneous Revenue Act of 1988 provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

     It is intended that each Portfolio of the Trust underlying the Contracts will be managed in such manner as to comply with these diversification requirements.

     Since the shares of the Portfolios are issued and redeemed only in connection with investments in and payments under the Variable Contracts, no discussion is set forth herein as to the U.S. federal income tax consequences at the shareholder level. For information concerning the U.S. federal income tax consequences to purchasers of the Variable Contracts, see the Prospectus for such Variable Contracts.

                               FUTURE DEVELOPMENTS

     Each Portfolio may invest in securities and other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with the Portfolio's investment goals, policies and restrictions and is otherwise legally permissible under federal and state laws. Each Portfolio's Prospectus and SAI will be amended or supplemented as appropriate to discuss any such new investments.

                      PROXY VOTING POLICIES AND PROCEDURES

     Proxy Voting Responsibility. The Trust has adopted policies and procedures for the voting of proxies relating to portfolio securities. The policies and procedures were drafted according to recommendations by a proxy voting committee composed of senior management of the Trust and the Trust's investment adviser, AIG SAAMCo (i.e., representatives from the investments, legal and compliance departments). The policies and procedures enable the Trust to vote proxies in a manner consistent with the best interests of the Trust's shareholders. Except as otherwise described below regarding case-by-case voting matters, neither AIG SAAMCo nor any Subadviser has discretion concerning proxy voting decisions.

     The Trust has retained a proxy voting service, the Institutional Shareholder Services ("ISS"), to effect votes on behalf of the Trust according to the Trust's policies and procedures, and to assist the Trust with certain responsibilities including recordkeeping of proxy votes.

     Company Management Recommendations. When determining whether to invest in the securities of a particular company, one of the key factors the Portfolio Manager may consider is the quality and depth of the company's management. In holding portfolio securities, the Trust is seeking to maximize the investment value for shareholders, but not necessarily exercise control over the issuers of portfolio securities or otherwise advance a particular social agenda. The Trust's policies and procedures therefore provide that the Trust will generally vote in support of management recommendations on most corporate matters. When a Trust's Portfolio Manager is dissatisfied with a company's management, the Trust typically will sell the holding.

     Case-By-Case Voting Matters. The policies and procedures identify certain voting matters that will be decided on a case-by-case basis. The Proxy Voting Committee has established proxy voting guidelines. In these circumstances, the Proxy Voting Committee generally will rely on the guidance or a recommendation from ISS, but may also rely on other appropriate personnel of AIG SAAMCo and/or the subadviser of a Portfolio or other sources. In these instances, such person(s) will recommend the vote that will maximize value for and is in the best interests of the Trust's shareholders.

     Examples of the Trust's Positions on Voting Matters. Consistent with the approaches described above, the following are examples of the Trust's voting positions on specific matters:

     -    Vote with management recommendations on most corporate matters;

     - Vote on a case-by-case basis on proposals to increase authorized common stock;

     - Vote against the authorization of preferred stock with unspecified voting conversion, dividend distribution and other rights ("blank check" preferred stock);

     - Vote on a case-by-case basis regarding finance, merger and acquisition matters;


     - Abstain from voting on social responsibility or environmental matters, unless the portfolio's objective is directly related to the social or environmental matter in question;(1)

     -    Not vote proxies for passively-managed portfolios(2); and



     -    Vote on a case-by-case basis on equity compensation plans.

----------
(1) In these circumstances, the Portfolio will consider the effect that the vote's outcome may have on the issuing company and the value of its securities as part of the Portfolio's overall investment evaluation of whether to retain or sell the company's securities. The Portfolio will either retain or sell the securities according to the best interests of the portfolio's shareholders.

(2) The Board has determined that the costs of voting proxies for passively managed Portfolios will generally outweigh any benefits that may be achieved by voting such proxies because the outcome will not directly affect whether the Portfolio retains a particular security. That is, the Portfolio will retain or sell a particular security based on objective, rather than subjective, criteria. None of the Trust's Portfolios are currently passively-managed.

     Conflicts of Interest. Members of the proxy voting committee will resolve conflicts of interest presented by a proxy vote. In practice, application of the Trust's proxy voting guidelines will in most instances adequately address any possible conflicts of interest, as votes generally are affected according to the guidelines or recommendations of the independent proxy voting agent. Also, the proxy voting committee consists of members who are not involved in marketing or other business units that may be likely to present conflicts.

     However, if a situation arises where a vote presents a conflict between the interests of a Trust's shareholders and the interests of AIG SAAMCo, the Trust's, or one of AIG SAAMCo's affiliates, and the conflict is known to the proxy voting committee, the proxy voting committee will consult with a Trustee who is not an "interested" person, as that term is defined in the 1940 Act, as amended, time permitting, before casting the vote to ensure that the Corporation votes in the best interest of its shareholders. Any individual with a known conflict may be required by the proxy voting committee to recluse himself or herself from being involved in the proxy voting decision. Senior management, including the proxy voting committee, will evaluate the situation and determine the vote to ensure that the Trust selects the vote that is in the best interests of the Trust's shareholders.

     Proxy Voting Records. The independent Proxy Voting agent will be responsible for documenting its basis for any determination to vote in a non-uniform or contrary manner, as well as, for ensuring the maintenance of records for each proxy vote cast of behalf of the Trust. The Trust makes its proxy voting record available on its website for each one-year period ending on June 30th. The proxy voting record is also available on the SEC's website at http://www.sec.gov.

            DISCLOSURE OF PORTFOLIO HOLDINGS POLICIES AND PROCEDURES

     The Board of Trustees has adopted policies and procedures relating to disclosure of the Portfolios' securities. These policies and procedures prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Portfolios' shares and other parties which are not employed by the Adviser or its affiliates. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolio and its participants) are met, the Trust does not provide or permit others to provide information about the Portfolios' holdings on a selective basis.

     The Trust makes the Portfolios' portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Trust's fiscal quarter.

     In addition, the Trust generally makes publicly available, on a periodic basis, information regarding a Portfolio's top ten holdings (including name and percentage of a Portfolio's assets invested in each holding) and the percentage breakdown of a Portfolio's investments by country, sector and industry, as applicable. This information is generally made available through the Trust's website, marketing communications (including printed advertising and sales literature), and/or the Trust's telephone customer service centers. This information is generally not released until the information is at least 15 days old, unless otherwise approved by the Trust's legal department. The Trust and its affiliates are not authorized to receive compensation or other consideration for the non-public disclosure of portfolio holdings information.

     Before any non-public disclosure of information about a Portfolio's holdings is permitted, any employee seeking to disclose such information must submit a written form to his or her department head requesting the release of non-public portfolio holdings information. The request must then be submitted to the legal and compliance departments of that Adviser and the Trust. The Trust's Chief Compliance Officer and/or the Adviser's legal counsel are responsible for authorizing the selective release of portfolio holding information. To find that it is in the shareholders' best interest, it must be determined that the selective disclosure of portfolio holdings information is necessary to the Portfolio's operation or useful to the Portfolio's shareholders without compromising the integrity or performance of the Portfolio. If the request is approved, the Trust and the third party will execute a confidentiality agreement governing the third party's duties with respect to the portfolio holdings information, which includes the duty to keep such information confidential and to not use the information for purposes of trading in the shares of the Portfolio for any reason.

     At each quarterly meeting of the Board of Trustees, the Trustees review a report disclosing the third parties to whom the Portfolios' holdings information has been disclosed and the purpose for such disclosure, and consider whether or not the release of information to such third parties is in the best interest of the Portfolios and its participants.

     Each of the below listed third parties have been informed of their duty of confidentiality and have been approved to receive information concerning the Portfolios' holdings:

     - Subadvisers. Each subadviser is continuously provided with the entire portfolio holdings for each Portfolio that it subadvises on a daily basis. In the case of a multi-managed Portfolio, the subadviser has access only to that portion of the Portfolio's holdings that it subadvises. In the event a subadviser is engaged to assume subadvisory duties of a Portfolio, the Trust routinely discloses portfolio holdings information to such subadviser prior to its assumption of duties.

          In addition, Wellington Management discloses the portfolio holdings of the Portfolios it manages to the following third parties in connection with the services it provides to such Portfolios (subject to confidentiality agreements between Wellington Management and such third parties):

               - Brown Brothers Harriman & Co. (corporate actions services and trade confirmation; disclosed daily);

               - FactSet Research Systems, Inc. (analytical services; disclosed daily);

               - Investment Technology Group (analytical services; disclosed weekly);

               - Automatic Data Processing (formerly IRRC) provides proxy voting services to non-Trust portfolios; disclosed daily); and

               - State Street Investment Manager Solutions (operational functions related to OTC derivative swap products; disclosed daily).

     - PricewaterhouseCoopers LLP ("PwC"). PwC is provided with entire portfolio holdings information during periods in which it performs its audits or reviews of the Portfolios' financial statements. PwC does not disclose to third parties information regarding the Portfolios' holdings.

     - State Street Bank & Trust Company ("SSB&T"). SSB&T, as custodian to the Portfolios, has daily access to the entire holdings of each Portfolio. SSB&T does not disclose or release information regarding the Portfolios' holdings except as instructed by the Portfolio.

     - Lipper. The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a monthly basis to Lipper approximately fifteen (15) days after the month end. Lipper analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine each Portfolio's asset class and category in order to place each Portfolio in the appropriate peer group. Lipper does not disclose the entire portfolio holdings of each Portfolio, but does disclose the information listed above. This information is made available to Lipper subscribers approximately sixty (60) days after the receipt of information from the Portfolio.

     - Morningstar. Morningstar is a subscription-based service, though certain information regarding stocks and retail mutual Portfolios may be accessed through its web site at no charge. Information regarding the Portfolios are available only with a subscription. SSB&T forwards entire portfolio holdings information to Morningstar on a monthly basis, approximately thirty (30) days after each month end. Morningstar analyzes the information to produce various reports that contain statistical measures and other portfolio information (including equity style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.). Through Morningstar's DataLab product, entire portfolio holdings information is available to subscribers approximately one week of Morningstar's receipt of the information. Other Morningstar subscription-based products provide statistical measures and portfolio information generally between fifteen (15) to thirty (30) days after its receipt of such information.

     - Standard & Poors ("S&P"). The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a quarterly basis, approximately thirty (30) days after the month end. S&P analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine each Portfolio's asset class and category in order to place each Portfolio in the appropriate peer group. S&P does not disclose the entire portfolio holdings of each Portfolio, but does disclose the information listed above. This information is made available to S&P subscribers approximately sixty (60) days after the receipt of information from the Portfolio.

     - Bloomberg. The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a quarterly basis, approximately thirty (30) days after the month end. This information is made available to subscribers of Bloomberg's various databases within one (1) to fourteen (14) days of its receipt.

     - Thompson Financial. The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a monthly basis, approximately thirty (30) days after the month end. This information is made available to subscribers of Thompson Financial's various databases within a few days of its receipt.

     - Financial Printers. Portfolio Accounting provides various financial printers with portfolio holdings information between thirty (30) and sixty (60) days after each

          Portfolio's fiscal quarter. Financial printers assist the Portfolios with the filing of their annual and semi-annual shareholder reports and quarterly regulatory filings with the SEC and the printing of shareholder reports for distribution to participants. Financial printers do not disclose the information publicly other than to file the document on the SEC's EDGAR database.

     - Investment Company Institute ("ICI"). Portfolio Accounting provides the ICI with certain holdings information (top 10 holdings, sector weighting and asset categories) regarding the Portfolios on a quarterly basis, approximately fifteen (15) days after the quarter end. The ICI uses this information for survey purposes and does not disclose a particular Portfolio's holding information publicly.

     - Plexus Group. SSB&T provides purchase and sale information with respect to the Portfolios' equity holdings on a quarterly basis approximately fifteen (15) days after the quarter end. Plexus analyzes the information to produce reports containing brokerage execution statistics and comparisons. These reports are provided to the Portfolios and Plexus does not disclose publicly the information they receive or the reports they prepare. AIG SAAMCo's contract with Plexus includes a confidentiality clause.

     - Manhattan Creative Partners d/b/a Diligent. Marketing provides Diligent with entire portfolio holdings on a monthly basis approximately seven (7) days as of the month end. Diligent services the website of the AIG SunAmerica Mutual Portfolios. Diligent also hosts the Board's online meeting materials.


     - Institutional Shareholder Services ("ISS"). ISS downloads weekly portfolio information (i.e. custodian identification number, security identification number, share position and description of the security) through SSB&T Insight System. This information is used solely for the purposes of voting proxies on behalf of the Portfolios and is not publicly disclosed. AIG SAAMCo's contract with IRRC includes confidentiality disclosure.

                               SHARES OF THE TRUST

     The Trust consists of nine separate Portfolios, each of which may offer Class 1, 2 and 3 shares. All shares of the Trust have equal voting rights and may be voted in the election of Trustees and on other matters submitted to the vote of the shareholders. Shareholders' meetings ordinarily will not be held unless required by the 1940 Act. As permitted by Massachusetts law, there normally will be no shareholders' meetings for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. At that time, the Trustees then in office will call a shareholders' meeting for the election of Trustees. The Trustees must call a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so by the record holders of 10% of the outstanding shares of the Trust. A Trustee may be removed after the holders of record of not less than two-thirds of the outstanding shares have declared that the Trustee be removed either by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees, provided that, immediately after the appointment of any successor Trustee, at least two-thirds of the Trustees have been elected by the shareholders. Shares do not have cumulative voting rights. Thus, holders of a majority of the shares voting for the election of Trustees can elect all the Trustees. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust, except that amendments to conform the Declaration of Trust to the requirements of applicable federal laws or regulations of the regulated investment company, provisions of the Code may be made by a two-thirds vote of the Trustees, and after fifteen days prior written notice to shareholders.

     In matters affecting only a particular Portfolio, the matter shall have been effectively acted upon by a majority vote of that Portfolio even though:
(1) the matter has not been approved by a majority vote of any other Portfolio; or (2) the matter has not been approved by a majority vote of the Trust.

     The classes of shares of a given Portfolio are identical in all respects, except that (i) each class may bear differing amounts of certain class-specific expenses; (ii) Class 2 and 3 shares are subject to service fees; and (iii) Class 2 and 3 shares have voting rights on matters that pertain to the Rule 12b-1 Plan adopted with respect to Class 2 and 3 shares.

     Shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of the disclaimer must be given in each agreement, obligation or instrument entered into or executed by the Trust or Trustees. The Declaration of Trust provides for indemnification of any shareholder held personally liable for the obligations of the Trust and also provides for the Trust to reimburse the shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.

     Shares of each Portfolio are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies of AIG SunAmerica Life Assurance Company ("ASLAC"), First SunAmerica Life Insurance Company ("FSLAC"), AIG Life Insurance Company ("AIG Life") and American International Life Assurance Company of New York ("AIL"); and variable annuity contracts issued by Phoenix Home Life Mutual Insurance Company and Presidential Life Insurance Company. All shares of the Trusts are owned by Separate Accounts of the aforementioned life insurance companies.

     ASLAC, FSLAC, AIG Life and AIL are under common control with, and therefore are affiliated with, the Adviser. Phoenix Home Life Mutual Insurance Company and Presidential Life Insurance Company are not affiliates of the Adviser. The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts other than those offered by life insurance companies affiliated with the Adviser. Nevertheless, the Trust's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one or more insurance company Separate Accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.

     As of December 31, 2006, AIG Life, ASLAC, FSLAC, Presidential Life Insurance Company and Phoenix Home Life Mutual Insurance owned, directly or indirectly, 100% of the outstanding shares of all Portfolios. The ownership breakdown is as follows:

                                           AIG SUNAMERICA   FIRST SUNAMERICA    PRESIDENTIAL    PHOENIX HOME
                                           LIFE ASSURANCE     LIFE INSURANCE   LIFE INSURANCE    LIFE MUTUAL
                                AIG LIFE      COMPANY           COMPANY           COMPANY         INSURANCE
                                --------   --------------   ----------------   --------------   ------------
Asset Allocation
   Portfolio (Class 1)            0.14%        97.03%             2.83%             0.00%           0.00%
Asset Allocation
   Portfolio (Class 2)            0.00%        100.0%             0.00%             0.00%           0.00%

Asset Allocation
   Portfolio (Class 3)            0.00%         92.6%             7.40%             0.00%           0.00%
Capital Appreciation
   Portfolio (Class 1)            0.43%         96.7%             2.52%             0.02%           0.32%
Capital Appreciation
   Portfolio (Class 2)            0.00%        100.0%             0.00%             0.00%           0.00%
Capital Appreciation
   Portfolio (Class 3)            0.00%        96.11%             3.21%             0.00%           0.00%
Government and Quality
   Bond Portfolio (Class 1)       0.17%        95.81%             3.85%             0.05%           0.11%
Government and Quality
   Bond Portfolio (Class 2)       0.00%        100.0%             0.00%             0.00%           0.00%
Government and Quality
   Bond Portfolio (Class 3)       0.00%        96.11%             3.90%             0.00%           0.00%
Growth Portfolio (Class 1)        0.36%        96.34%             2.69%             0.14%           0.48%
Growth Portfolio (Class 2)        0.00%        100.0%             0.00%             0.00%           0.00%
Growth Portfolio (Class 3)        0.00%        95.67%             4.34%             0.00%           0.00%
Growth and Income
   Portfolio (Class 1)            0.00%        95.21%             2.26%             0.72%           1.81%
Money Market Portfolio
   (Class 1)                      0.00%        92.18%             0.52%             1.70%           5.60%
Multi-Asset Portfolio
   (Class 1)                      0.00%        91.88%             1.29%             0.43%           6.41%
Natural Resources
   Portfolio (Class 1)            0.53%         94.7%             3.84%             0.01%           0.91%
Natural Resources
   Portfolio (Class 2)            0.00%        100.0%             0.00%             0.00%           0.00%
Natural Resources
   Portfolio (Class 3)            0.00%        96.37%             3.63%             0.00%           0.00%
Strategic Multi-Asset
   Portfolio (Class 1)            0.00%        94.35%             0.95%             0.54%           4.15%

                                    CUSTODIAN

     State Street Bank and Trust Company ("SSB&T"), P.O. Box 5607, Boston, Massachusetts 02110 is the custodian of the Trust. In this capacity, SSB&T maintains the portfolio securities held by the Trust, administers the purchase and sale of portfolio securities, and performs certain other duties. SSB&T also serves as transfer agent and dividend disbursing agent for the Trust.

         INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL

     PricewaterhouseCoopers LLP, 1201 Louisiana, Suite 2900, Houston, Texas 77002 is the Trust's independent registered public accounting firm. PricewaterhouseCoopers LLP performs an annual audit of the Trust's financial statements and provides tax advisory services, tax return preparation and accounting services relating to filings with the SEC. The firm of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019 serves as legal counsel to the Trust.

                              FINANCIAL STATEMENTS

     The Trust's audited and unaudited financial statements are incorporated into this Statement of Additional Information by reference to its 2006 annual report to shareholders. You may request a copy of the annual report at no charge by calling (800) 445-7862 or writing the Trust at AIG SunAmerica Fund Services, Inc., Mutual Fund Operations, 1 SunAmerica Center, Century City, Los Angeles, California 90067-6022.


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                                    APPENDIX

                   CORPORATE BOND AND COMMERCIAL PAPER RATINGS

                    DESCRIPTION OF MOODY'S CORPORATE RATINGS

Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds rated A possess many favorable investment attributes and are considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa Bonds rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


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     Note: Moody's may apply numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the generic rating category.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

     The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's makes no representations as to whether such commercial paper is by any other definition "commercial paper" or is exempt from registration under the Securities Act.

     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

     Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics:

     --   Leading market positions in well established industries

     --   High rates of return on funds employed

     -- Conservative capitalization structures with moderate reliance on debt and ample asset protection

     -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation

     -- Well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated PRIME-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

     If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers,


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Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

     Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks that may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by management of obligations that may be present or may arise as a result of public interest questions and preparations to meet such obligations.

DESCRIPTION OF STANDARD & POOR'S CORPORATE DEBT RATINGS

     A Standard & Poor's corporate or municipal rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

     The ratings are based, in varying degrees, on the following considerations:
(1) likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in a small degree.

     A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.


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          Debt rated BB, B, CCC, CC and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

     BB Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payment. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

     B Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating. Debt rated CCC has a current identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

     CC The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     C The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

     CI The rating CI is reserved for income bonds on which no interest is being paid.

     D Debt rated D is in default. The D rating is assigned on the day an interest or principal payment is missed. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or minus (-): The ratings of AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these ratings categories.

     Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion. The investor should exercise judgment with respect to such likelihood and risk.


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     L    The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized.

     * Continuance of the rating is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

     NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

     Debt Obligations of Issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the credit-worthiness of the obligor but do not take into account currency exchange and related uncertainties.

     BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA," "AA," "A," "BBB," commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of not more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

     A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

     A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues designated "A-1" that are determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

     A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

     A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

     B Issues rated "B" are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.


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     C    This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

     D This rating indicates that the issue is either in default or is expected to be in default upon maturity.

     The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.


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